UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8104

Touchstone Funds Group Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100, Cincinnati, Ohio			45202
(Address of principal executive offices)			(Zip code)

Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	09/30

Date of reporting period:	9/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2010

Annual Report

Touchstone Funds Group Trust

Touchstone Capital Appreciation Fund

Touchstone Core Plus Fixed Income Fund

Touchstone Emerging Markets Equity Fund

Touchstone Focused Equity Fund

Touchstone Global Equity Fund

Touchstone Global Real Estate Fund

Touchstone Healthcare and Biotechnology Fund

Touchstone Intermediate Fixed Income Fund

Touchstone International Fixed Income Fund

Touchstone Large Cap Relative Value Fund

Touchstone Market Neutral Equity Fund
(formerly Touchstone Long/Short Equity Fund)

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Core Fund

Touchstone Small Cap Value Opportunities Fund

Touchstone Ultra Short Duration Fixed Income Fund

Table of Contents

Page
Letter from the President	3

Management's Discussion of Fund Performance (Unaudited)	4-53

Tabular Presentation of Portfolios of Investments (Unaudited)	54-57

Statements of Assets and Liabilities	58-67

Statements of Operations	68-72

Statements of Changes in Net Assets	73-79

Financial Highlights	80-111

Notes to Financial Statements	112-137

Portfolios of Investments:

Touchstone Capital Appreciation Fund	138

Touchstone Core Plus Fixed Income Fund	139-144

Touchstone Emerging Markets Equity Fund	145-146

Touchstone Focused Equity Fund	147

Touchstone Global Equity Fund	148-149

Touchstone Global Real Estate Fund	150-152

Touchstone Healthcare and Biotechnology Fund	153

Touchstone Intermediate Fixed Income Fund	154-157

Touchstone International Fixed Income	158-159

Touchstone Large Cap Relative Value Fund	160

Touchstone Market Neutral Equity Fund	161-166

Touchstone Mid Cap Fund	167-168

Touchstone Mid Cap Value Fund	169-170

Touchstone Premium Yield Equity Fund	171

Touchstone Sands Capital Select Growth Fund	172

Touchstone Short Duration Fixed Income Fund	173-177

Touchstone Small Cap Core Fund	178

Touchstone Small Cap Value Opportunities Fund	179-180

Touchstone Ultra Short Duration Fixed Income Fund	181-186

Report of Independent Registered Public Accounting Firm	187

Other Items (Unaudited)	188-193

Management of the Trust (Unaudited)	194-196

Privacy Protection Policy	197

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2010.

All traditional asset classes posted strong positive absolute returns regardless of style or geographic region during the year. The U.S. equity markets had a solid year, despite continued anxiety about the economy and capital markets. For the one-year period ending September 30, 2010, the U.S. stock market outperformed the international equity market. From an investment style and market capitalization perspective, U.S. growth equities outpaced their value counterparts, with mid cap leading the way. Over the last year, broad investment grade bonds and Treasuries exhibited solid returns.

The U.S. equity market is currently considered to be reasonably valued-to-undervalued, with a powerful rebound in corporate profits providing the main support. It is thought that given the current state of the economy, earnings growth should moderate somewhat during the balance of this year and into 2011. It is generally believed that the economy will continue to recover, albeit at a sub-par pace. Even though forecasters believe bond yields are expected to increase from current low levels over the coming year, it is recognized that interest rates could stay unusually low for a while longer.

One year ago we diversified our portfolio offerings and launched ten funds to provide greater investment breadth and depth to our chosen distribution partners. We selected 10 institutional asset managers who were carefully screened and selected for their considerable capabilities and strong track records to act in a sub-advisory capacity for each of the ten funds. Based on Lipper Analytical Services' rankings, five of the ten funds posted returns in the top quintile of their respective categories for the one-year period when ranked amongst their peers.

The Touchstone Sands Capital Select Growth Fund reached its 10-year milestone this past quarter; it proudly boasts top quartile performance across all time periods; year-to-date, as well as 1-, 3-, 5- and 10-years, according to Lipper Analytical Services' rankings amongst their peers. Sands Capital Management's strategy of investing in a concentrated portfolio of leading companies, also known as fortress franchises, has helped it achieve these strong, hard-earned results.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, and money market mutual funds to help keep your financial strategy on course. It is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Capital Appreciation Fund

Sub-Advised by Farr, Miller & Washington

Investment Philosophy and Process

The Touchstone Capital Appreciation Fund seeks long-term capital appreciation. The Fund invests, under normal market conditions, at least 80 percent of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies that are believed to be trading at attractive valuations.

Fund Performance and Positioning

The total return of the Touchstone Capital Appreciation Fund was 6.10% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Russell 1000® Growth Index was 12.65% and the total return of the S&P 500 Index was 10.16% for the same period. The Fund underperformed both of its benchmarks over the past 12-month period.

The majority of the Fund's underperformance occurred during the market's sharp rally in the third quarter. Despite signs that the U.S. economy had begun to weaken again, the market was up sharply on news that the Federal Reserve would be ready to stabilize things with a second round of quantitative easing (QE2). Needless to say, the Fund's portfolio of large-cap, stable growth companies did not keep up during a rally that generally favored higher beta sectors and stocks. The recent underperformance has left the stocks in the Fund trading at reasonable relative valuations, as there continues to be little to no premium being awarded for quality at this point.

The Fund's performance was hurt by its conservative stance over the past 12 months. Underperformance in the Information Technology, Financials and Consumer Staples sectors stood out over this time period. Stocks contributing to underperformance in the Fund were Cisco Systems Inc., Microsoft Corp., Dell Inc., Nokia Corp., Google Inc., and Paychex Inc. With the exception of Nokia, each of these companies produced solid results over this time period but were not rewarded with a higher P/E multiple by the market. Nokia underperformed due to its continuing struggle in the high-end smart phone market. Within the Energy sector, Exxon Mobil Corp., and Schlumberger Ltd., both hurt performance. Other underperformers for the year included Monsanto Co., Bank of America Corp., JPMorgan Chase & Co., Goldman Sachs Group Inc., and CVS Caremark Corp. The general trend has been that large, blue chip companies with stable growth prospects have not kept up with the market over the past 12 months. This trend was especially pronounced during the third quarter of 2010.

During the past 12 months, strong stock selection in the Consumer Discretionary and Industrial sectors contributed to the Fund's performance. O'Reilly Automotive Inc., and PetSmart Inc., both performed well during the downturn and continued to generate solid same-store sales growth and expense control as the economy recovered. Danaher Corp., United Technologies Corp., Donaldson Co. Inc., and Rockwell Collins Inc., each continued to recover nicely from the downturn and drove the outperformance in the Industrials sector. Genzyme Corp. and Waters Corp. also stood out as outperformers during this recovery period. However, contributions from these positions were not enough to overcome the underperformance.

Strategy and Outlook

We believe that the Fund continues to be conservatively postured vs. its benchmark, the Russell 1000® Growth Index. Roughly, 40 percent of the Fund is currently invested in the less economically sensitive Consumer Staples and Health Care sectors. We continue to add to positions in large-cap, blue-chip companies trading at what appear to be very attractive relative valuations. Proceeds for these purchases are generally coming from stocks that have outperformed and are now trading at rich valuations.

Management's Discussion of Fund Performance (Continued)

The economic rebound appears to have hit a bump in the road. However, the market has responded positively to the potential for more quantitative easing. We are not optimistic that more quantitative easing is a long-term solution to this country's problems. As such, we continue to favor global companies trading at reasonable valuations. We believe that the Fund is well positioned for this uncertain environment. If our stance is too cautious, it seems reasonable to believe that the Fund's stocks would continue to benefit from earnings growth and P/E multiple expansions.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Capital Appreciation Fund - Class A*, the Russell 1000® Growth Index and the S&P 500 Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Core Plus Fixed Income Fund

Sub-Advised by Bradford & Marzec LLC

Investment Philosophy and Process

The Fund seeks to provide current income. Capital appreciation is a secondary goal. It seeks to add excess return by capturing relative value between fixed income sectors and securities through economic cycles using a traditional, long-only investment style.

Fund Performance and Positioning

The total return of the Touchstone Core Plus Fixed Income Fund was 7.46% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Barclays Capital Aggregate Bond Index was 8.16% for the same period. During the past 12 months, the Fund underperformed its benchmark.

During the first month the Fund was invested, it underperformed its benchmark by 112 basis points. This was partly due to initial investment costs as well as market timing. From the end of that initial month through the end of September 2010, the Fund outperformed its benchmark by 114 basis points. Sector rotation was the primary source of positive returns, due in large part to overweighting the spread sectors, High Yield and CMBS (Commercial Mortgage-Backed Securities) – both of which performed very well. Security selection detracted from performance, particularly within High Yield and CMBS. The duration and yield curve strategies were positive performers. Underweighting MBS (Mortgage-Backed Securities) also had a positive effect on performance. Finally, the Fund's currency positioning detracted from performance. Non-dollar bonds were used as surrogate treasuries which underperformed the benchmark.

Strategy and Outlook

Globally, European spending cuts continue to hurt; however, global growth is forecast to be resilient in the face of a possible U.S. slowdown. The global economic focus is increasingly on Europe and the strains appearing across the board as fiscally responsible governments address burgeoning budget deficits by introducing tax increases and painful spending cuts. France is expected to grow at about +1.0% for 2010 with Germany only slightly higher. Despite 2Q growth of 4.0%, recent data shows Germany to be slowing. The new conservative U.K. government cut child subsidy payments to the wealthy and reduced unemployment benefits as part of its ongoing effort to save $135 billion from the budget over the next 5 years. As a result, U.K. growth will likely slow along with the rest of core Europe. The effects of these Pan-European cuts are being felt across the Eurozone with strikes and demonstrations on the rise. Last month sizeable demonstrations occurred in Brussels, the home of the European Parliament, in protest to the cuts. Strikes in France, the U.K. and Greece also occurred. Although Greece continues to struggle it appears to be on target to meet its Gross Domestic Product (GDP) target of -8.1% for 2010, although in the first half of the year tax receipts were lower than expected. Ireland continues to take difficult action to reduce its budget deficit which presently stands at $12.1 billion (as of 08/10) down from $18.7 billion the previous year. Italy, Portugal and Spain are generally making headway toward meeting budget deficit targets. Further cuts, however, will need to be implemented.

The bifurcation of global recovery continues as Asian and South American growth outstrips Europe and the U.S. Although growth in Brazil is expected to slow, second quarter growth came in above expectations at a surprising +8.8%. This follows +9.0% in first quarter 2010. Chinese growth still underpins Asia with little signs of slowing. Major Wall Street economists are also predicting that world growth will only slow slightly to 4.6% despite a significant slowdown in U.S. growth in 2011. Japan's economy remains sluggish in the face of an overvalued Yen.

Management's Discussion of Fund Performance (Continued)

Domestically, the prospect of further quantitative easing is keeping rates low. Growth signals remain mixed with activity subpar. Outside of slightly disappointing economic data, the U.S. focus remains on the likelihood of further quantitative easing (QE2) by the Federal Reserve. On the surface, it is a win-win situation for the authorities. Excessive treasury supply will be met, interest rates should stay low, which should help the economy, stocks and commodities should rise, and the dollar will fall — boosting exports. At the end of the day, however, the action is nothing more than debt monetization that could ultimately lead to out-of-control inflation. For the time being, the markets are likely to view QE2 positively. U.S. data continues to be mixed with the U.S. economy struggling to grow. Although there are no immediate signs of a double dip, the lack of any clear recovery is causing concern as 2011 approaches, especially if no political agreement is reached on extending the Bush tax cuts. Regardless, other tax increases are in the pipeline.

The stock market's strong September was likely in response to the upcoming U.S. elections. Whether this helps consumer confidence is still a moot point as unemployment continues to remain high and is forecast to get worse before it gets better. On a more positive note, lower long-term U.S. yields are ultimately expected to provide significant stimulus to the slowing U.S. economy. The 30-year bond yield remains below 4%. Longer term, there is a close correlation between house prices and nominal GDP in the U.S. Therefore, housing needs to recover before any meaningful growth momentum is likely. Further quantitative easing, if enacted, will ensure that long-term rates remain low, at least for the time being.

Portfolio Strategy — Duration & Yield Curve

The possibility of further quantitative easing is keeping U.S. interest rates low as the Fed indicates concern over disinflation in its post FOMC meeting statement. Further yield curve flattening is possible. At the Fed's most recent meeting, concern was expressed over the continuing decline of U.S. inflation, raising the possibility of further quantitative easing. This is where the Fed simply buys U.S. treasuries issued by the U.S. Treasury. The action has three short-term positive effects; it absorbs treasury supply, pumps dollars into the system and keeps downward pressure on interest rates. As a result, long-term interest rates remain in a clearly defined, downward trend spurred on by declining inflation, in addition to the possibility of further quantitative easing by the Federal Reserve. With the U.S. economy slowing, the Fed is unlikely to begin tightening until well into 2011, at the earliest. Inflation continues to be of little concern. Long-term interest rates are likely to fall, further flattening the yield curve. Under this scenario, returns for bonds should be favorable. Looking farther ahead, massive fiscal imbalances in the U.S. will ultimately push long-term interest rates higher. The market could inevitably become saturated with U.S. treasuries as government spending as a percent of GDP grows, although the outcome of U.S. elections could have a beneficial impact on spending. Eventually investors' appetite for risk will direct capital away from (safe) low yielding assets. In that event, a strategic short duration position would be considered. Our stated philosophical range is +/- 25% of the index.

Portfolio Strategy — Investment Grade Credit

The Fund's overweight in Investment Grade Credit will be maintained. We expect Investment Grade Credit to continue to outperform higher rated asset classes as fundamentals and market technicals support further gains. Conservatively positioned corporate balance sheets, improved corporate earnings and attractive relative valuations will keep corporate bonds a favored investment alternative in the current low interest rate and sluggish macro-economic environment. Fundamentally, strong corporate balance sheets and healthy earnings momentum support corporate credit quality, even in the current soft patch of U.S. economic activity. Balance sheets have strengthened as companies have reduced financial leverage, meaningfully improved their liquidity, and continued to term-out their debt maturities. Furthermore, we expect tight expense controls to lead to further expansion of corporate profit margins. Importantly, financial institution profitability should continue to recover, irrespective of the new financial regulations, as credit losses have begun to moderate. Technicals remain strong as greater transparency regarding U.S. financial regulation, European banking system risk, and

Management's Discussion of Fund Performance (Continued)

second quarter earnings have encouraged investors to continue to put money into corporate bonds. Wall Street bond inventory remains relatively low despite the continued heavy new issue calendar. While new corporate bond issuance will remain high as companies refinance and extend debt maturities, we expect investor demand to absorb this issuance rather easily. Valuations are attractive. Corporate spreads are still well wide of long-term averages and are in-line with spread ranges of the prior two recessionary periods (1991 and 2001). We favor companies with improving operating trends, solid balance sheets, and that show a commitment to reducing leverage. We favor Financials as current valuations do not seem to reflect greater regulatory transparency and improvements in earnings, asset quality, and capital ratios. We continue to favor cross-over credits and BBB-rated bonds, as we believe quality spreads will continue to compress. The Fund is overweight Banks, Insurance, Non-Captive Finance, Electric Utility Holding Companies, and Real Estate Investment Trusts (REITs). It is underweight Single-A Industrials, Consumer Discretionary, Pharmaceuticals, and Yankee Sovereign-related securities.

Portfolio Strategy — High Yield

We believe strong credit fundamentals and attractive yields position high yield relatively well for the remainder of 2010. Corporate earnings remained impressive in the second quarter despite slower overall economic growth, with top line revenue growth and profits beating estimates again. Strong cash flows continue to enhance balance sheet strength as corporations reduce debt and build cash balances. Corporate executives are becoming somewhat more upbeat, but remain reluctant to increase their leverage given numerous macro uncertainties. High yield mutual fund inflows in September were an impressive $3.6 billion, bringing year-to-date inflows to approximately $8.9 billion. High yield inflows have picked up significantly since the market correction in April/May, and we believe that strong underlying credit fundamentals and attractive relative yields will keep demand strong in the coming months. Global high yield default rates (Moody's 12 month trailing) fell again in August to 5% from their peak of 13.5% last November. Rating agencies are responding to the positive news with upgrades significantly outpacing downgrades in 2010. These trends support further gains in high yield. High yield new issuance remained historically high in September, with a near record $32 billion issued over the month. Year-to-date issuance stands at over $200 billion, already exceeding last year's record of $180 billion. Refinancing remains the key driver of issuance, accounting for over 75% of new deals year-to-date. Corporations continue to focus on maintaining balance sheet strength by reducing leverage and extending debt maturities through these refinancings. We continue to take advantage of recent strong performance to selectively swap into higher yielding credits possessing solid fundamentals. Smaller issuers that tend to fly below the radar of larger managers remain an attractive way to conservatively add yield. Given our outlook for subpar U.S. economic growth, we remain underweight most consumer cyclical industries. We do find value in a few cyclical industries such as airlines, gaming/lodging and paper. We still anticipate yield/income to be the key driver of performance in 2010. Merger and Acquisition (M&A) activity should increase going forward, but we believe that most deals will be smaller in nature, conservatively financed and driven by larger/higher rated companies looking to grow revenues. The Fund is overweight Banking/Finance, Energy, Gaming/Lodging, Insurance, Paper/Packaging, Railroads, REITs, Technology and Transports and underweight Autos, Building Materials/Housing, Chemicals, Electric, Food/Beverage/Tobacco, Health Care, Non-captive Finance and Supermarkets.

Portfolio Strategy — Governments & TIPS

The Fund remains underweight Governments in both the U.S. Treasury and Agency debenture sectors given better relative value in other higher-yielding sectors. Treasuries gain support from the Fed's purchases with proceeds from their mortgage portfolio and in anticipation of a second round of quantitative easing, and domestic banks and foreign buyers continue to add to U.S. Treasury holdings. Agency debentures remain fully valued with a meager yield advantage to treasuries. Government Sponsored Enterprise (GSE) reform should

Management's Discussion of Fund Performance (Continued)

continue to make headlines, but resolution will wait until 2011. The Fund has no allocation to TIPS as this sector is out of favor as we believe deflation will be a larger concern than inflation in the next six months. Breakeven inflation rates have collapsed following modest inflation releases and a strong rally in nominal U.S. treasuries. The latest Federal Reserve policy statement cites "substantial resource slack" and that "inflation is likely to remain subdued for some time."

Portfolio Strategy — Structured Products

The Fund continues to be underweight agency mortgages given better upside potential in other risk sectors. Agency MBS remain vulnerable to elevated refinancing fears and potential GSE reforms. Recent underperformance has returned mortgage spreads to fair value. To increase portfolio yield, the Fund is currently overweight conventional 30-year mortgages rather than 15-year mortgages. Higher coupon mortgages, typically comprised of credit-impaired borrowers, provide an attractive yield with very muted refinancing response. We recommend non-agency mortgages which are supported by strong supply and demand and stabilizing fundamentals with focus on prime non-agency securities that provide 5% to 6% yields and attractive relative value versus other sectors. The Fund is underweight in Asset Backed Securities (ABS) as current ABS valuations leave little upside potential, but should remain firm given strong investor support. We believe fundamentals in consumer-related finance are showing early signs of reaching a bottom and weakness in the labor markets will continue to weigh on credit card, auto, and student loan ABS. The Fund remains overweight CMBS despite Europe; however, we recently reduced allocation from 10% to 7% following the strong recent performance. The CMBS sector continues to benefit from attractive yields and positive supply and demand technicals. Commercial real estate fundamentals are reaching a bottom — early signs include improved transaction volume and stabilizing prices.

Portfolio Strategy — Non-Dollar

Risk is back despite a weak U.S. economy/mixed Euro economy. Asia/emerging markets outpace the West and the U.K. is starting to fade. The Yen is selling off with huge government intervention, but pressure remains with strong Chinese buying. Despite economic vulnerabilities in the U.S. and Europe, risk products are well-supported, as Asia and emerging markets economies remain solid. Government intervention by the Japanese kept the Yen from further appreciation. Hints from the Fed for further quantitative easing kept treasuries bid in the face of a risk rally. While Asia doesn't appear as bullet-proof as before, strength remains, particularly in exports, with the powerhouse China retaining solid growth. This Asian/emerging market strength continues to benefit Australia and New Zealand, with increasingly stronger export and terms of trade figures being registered by the former. Aussie markets ignored the victory by the ruling labor party, despite their support for increased resource taxes. The Reserve Bank of Australia (RBA) is poised to raise rates, possibly at the next meeting, unless an unexpected global event appears. New Zealand's economy is less robust than Australia's, with housing particularly precarious. This has pushed back rate hike expectations from the Reserve Bank of New England (RBNZ) to 2011. Government bonds are still attractive to global investors, but the unprecedented rally in U.S. rates widened spreads.

Canada has seen some softening in economic releases, but is still much stronger than its neighbor to the south. Canadian sovereign bonds continue to share the safe haven category with the U.S. and attract a record volume of foreign purchases. The attractiveness of its resource companies keeps the currency within a range, with current levels depending on M&A activity and the price of oil. The BHP Billiton attempt to pay $40 billion for Canada's prized Potash Corporation rocketed the CAD to recent highs versus the dollar, but the corporation's rebuff and Saskatchewan Province's efforts to thwart the transaction have pushed the currency backward. The Bank of Canada, also data-dependent, is expected to continue to be in rate-hike mode, albeit at a much slower pace than previously thought, especially after Governor Carney's recent dovish comments. Due to a budget-friendly U.K. electoral outcome, bond buying continues in gilts, leading to outperformance

Management's Discussion of Fund Performance (Continued)

versus both U.S. and European sovereigns. Dovish comments by Bank of England officials regarding deflationary fears further support gilts. Talk about quantitative easing has grown, especially after heightened expectations of a U.S. move. Spreads remain attractive given the U.K. absence from the bailout packages and affirmation of the country's 'AAA' sovereign rating by the rating agencies. After "tranquility" imparted to the market by the bank stress tests, turmoil returned with concerns about Spain, Portugal and Ireland; however, at month-end, these concerns were assuaged by more concrete estimates regarding the Irish bank bailout and the elimination of any further debt issuance in 2010, assignment of a "stable outlook" by S&P for Spain after their expected downgrade, and stern austerity budget measures by Portugal. While European economic conditions remain mixed, there are some bright spots and the feared return-to-recession doesn't appear imminent. The euro remains buoyed by low yielding U.S. dollar assets, however the European Central Bank (ECB) is still reluctant to raise rates due to growth concerns.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Core Plus Fixed Income Fund - Class A* and the Barclays Capital Aggregate Bond Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Emerging Markets Equity Fund

Sub-Advised by AGF Investments America, Inc.

Investment Philosophy and Process

The Touchstone Emerging Markets Equity Fund seeks capital appreciation by primarily investing in equity securities of companies in emerging markets. It seeks to invest in businesses believed to be mispriced by the market and that are expected to generate positive and sustainable earnings growth.

Fund Performance and Positioning

The total return of the Touchstone Emerging Markets Equity Fund was 26.80% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the MSCI Emerging Markets Index was 20.54% for the same period. For the year, the Fund outperformed its benchmark.

Financials, Consumer Discretionary, Consumer Staples, Energy and Information Technology sectors represented the most significant positive contribution to relative return. The Health Care sector was the largest detractor during the period. Financials advanced amid positive domestic economic news and exposure to regional banks. Bank Mandiri, Indonesia's largest bank by assets, was a contributor, as the Indonesian stock market rose on expectations that faster economic growth and record-low interest rates will boost earnings. The central bank in Indonesia raised its growth forecast, citing rising consumer spending. The nation's sovereign debt rating was upgraded based on positive structural reforms, contributing to further appreciation in the rupiah, the second-best-performing currency in Asia. Optimism was also fueled by the finance ministry's efforts to improve governance and implement tax reforms to lure investment. Kasikornbank Public Company Ltd., Thailand's third-largest lender by assets, jumped to a 13-year high after lending climbed in February to 905.1 billion baht. Despite the implementation of tightening policies in China, Singapore property developers such as Keppel Land, reported encouraging news for the sector as sales activities remained robust. Also contributing to Fund performance was First Pacific Company, an investment and management company based in Hong Kong whose principal operations and business interests has exposure to Asia's growth in industries such as telecommunications, consumer food products, infrastructure and natural resources. Shares of the Hong Kong-listed company rose following an announcement to sell $300 million worth of bonds to pay down debt.

One of the main investment themes within the Fund focused on rising domestic income and consumption growth, and an overweight exposure in the Consumer Discretionary sector was positive. Lojas Renner, Brazil's largest publicly traded retailer was a positive performance contributor as quarterly profits rose while the company continued to focus on its growth strategy. Daphne International Holdings, a leading retailer of ladies footwear in China contributed as the company's operating profit rose 27 percent amid a challenging environment in 2009. Hankook Tire, South Korea's largest tire maker, was also a contributor following an announcement of plans to expand manufacturing capacity in China.

The Consumer Staples sector added to the Fund's relative return following an announcement that Wal-Mart planned to buy Massmart Holdings Ltd., in a transaction worth approximately U.S. $4.6 billion, to gain access into South Africa, the largest deal in more than a decade. Massmart is one of the Fund's top ten holdings and South Africa's largest food and general-goods wholesaler. Another top contributor was India-listed ITC Ltd., Asia's second-largest cigarette maker by market value, whose earnings continued to rise as price increases from higher taxes failed to deter smokers. Revenue from ITC's hotel business also rose as business travel gained momentum after the global recession and Mumbai terrorist attacks in November 2008. The Energy sector contributed positively from a relative underweight allocation and security selection. Oil prices remained volatile amid concerns that economic growth was slowing down in the U.S. and China, the world's two largest energy consumers. Oil and natural gas producer Petroleo Brasileiro S.A. added to positive performance as the company announced an aggressive five-year, $224 billion investment plan to double current oil production,

Management's Discussion of Fund Performance (Continued)

which included a stock offering worth a record U.S. $70 billion. No exposure to Russian natural gas producer Gazprom was also positive as the company's board approved a 13 percent increase in investments despite a decline in revenues. Tupras Turkiye Petrol Rafinerileri AS of Turkey contributed as the company reported a rise in total sales volume and in output, but first-half profit declined by 3 percent due to higher idle capacity costs.

A relative underweight exposure to the Information Technology sector, combined with positive security selection, was additive to Fund performance. Top holdings included VTech Holdings, a Hong Kong-based manufacturer of consumer electronics which recently announced new investment in factory equipment to reduce labor reliance and increase efficiency, and Infosys Technologies Limited, a provider of IT consulting and software services, whose revenue growth is expected to reach 20 percent this year.

The Health Care sector rose during the quarter, but detracted from Fund performance on company specific news. Teva Pharmaceutical was the primary detractor, as the world's largest generic drug manufacturer was in the midst of a legal dispute over existing patents which included a treatment for Alzheimer's. Exposure to Piramal Health Care was positive within the Fund, however, the position was trimmed following the sale of one of its largest operating business units to Abbott Laboratories.

Regionally, a relative underweight allocation to China/Hong Kong, Taiwan, and South Korea, and an overweight to Thailand and Singapore drove positive relative returns in Asia. Overweight exposure to Turkey and South Africa, and no exposure to Russia was beneficial in the EMEA region. In Latin America, an underweight allocation to Brazil and overweight Mexico was positive.

During the year, a number of holdings were added to the Fund. MTN Group Limited, a dominant wireless operator in Africa with exposure in the Middle East, has exhibited excellent fundamentals in terms of balance sheet quality, and a proven track record of positive EVA (Economic Value Added) creation. Fresnillo PLC, a silver mining company based in Mexico with an experienced management team, is a superior low cost producer with an attractive multi-year production growth profile from a high quality asset base. Bharti Airtel is the dominant wireless operator in India, and is well positioned in the growing wireless market. Enersis is a Chilean holding company whose main operating assets are in electricity generation, and is positioned to leverage increased electricity demand due to strong GDP growth. Southern Copper Corporation owns and operates mining operations in Peru and Mexico, and is a producer of copper and zinc. The company's earnings outlook is expected to improve as capital requirements decline, and a strong production growth profile should provide positive exposure to the expected long-term secular growth in copper prices.

The Fund exited the following positions over the year: Johnson Health Tech Company, a manufacturer and global distributor of physical fitness equipment, was removed due to deterioration in the operating environment and a decline in demand across key Western markets. Gamuda Berhad, a Malaysian investment holding and civil engineering construction company was removed as recent valuation was becoming expensive against a backdrop of deteriorating fundamentals. Banco Compartamos SA, a Mexican bank that offers financial services to individuals within the lower economic segments, faced sustainability challenges of its current growth rate from increasing competition and regulation. Piramal Health Care Limited of India was also sold as the business model fundamentally changed when it sold its largest operating division, Health Care Solutions, which represented 49 percent of consolidated sales, to Abbott Laboratories. Genting Malaysia Berhad was sold following an aggressive acquisition in the U.K., resulting in a fundamental change in the capital structure of the company and we became concerned about management's ability to create value. Fibria Celulose SA was also removed, as declining profitability ratios for the pulp and paper company indicated a deteriorating business environment.

By the end of the period, the Fund remains overweight the Consumer Discretionary, Consumer Staples, and Materials sectors, and underweight Financials, Telecommunication Services, and Energy sectors.

Management's Discussion of Fund Performance (Continued)

Strategy and Outlook

Growth in emerging markets continues to be robust, supported by positive macroeconomic fundamentals, rising domestic consumption and infrastructure spending. Traditional growth economies like China, India and Brazil, are now joined by peripheral economies like Indonesia, Thailand, Turkey and South Africa. Domestic currencies are expected to appreciate further, reflecting optimism in the outlook. Policy reforms in emerging economies continue to translate into long-term structural improvements and long-term productivity advancements which should be positive for domestic economic growth.

As the risk of a double-dip scenario in the broader global economy gradually dissipates, there is support for further upside in EM valuations as long as corporate earnings remain strong. The key challenge for policymakers now rests in taming inflationary pressure as food and commodity prices recover from 2009 trough levels. In China, the government's determination to stabilize the property sector will likely result in further tightening on credit and financing, taxation and ownership. But as leading indicators have shown, growth in China remains unimpeded, largely attributable to supportive monetary and fiscal policies. Earlier fears of a slowdown now appear to be unwarranted. We continue to implement a disciplined investment approach to uncovering the best companies across all regions that have demonstrated a proven track record of generating sustainable and positive economic profits, to provide consistent long-term risk-adjusted returns for the Fund's shareholders.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Emerging Markets Equity Fund - Class A* and the MSCI Emerging Markets Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Focused Equity Fund

Sub-Advised by Fort Washington Investment Advisors Inc.

Investment Philosophy and Process

The Touchstone Focused Equity Fund seeks capital appreciation by investing in equity securities of companies of any size.

Fund Performance and Positioning

The total return of the Touchstone Focused Equity Fund was 9.40% for the nine months ended September 30, 2010 which was calculated excluding the maximum sales charge. The Fund was launched on December 31, 2009. The total return of the Russell 3000® Index was 4.78% for the same period. The Fund outperformed its benchmark.

We are encouraged by the fact that the outperformance for this year has been broad based as six out of the nine sectors in which we were invested added value to the Fund. The key driver was significant outperformance in the Health Care, Consumer Discretionary, and Industrial sectors. Other sectors adding value to the Fund included Energy, Financials, and Telecommunication Services. Underperforming sectors included Information Technology, Consumer Staples, and Materials. Segmenting the Fund by market capitalization, companies under $10 billion increased in value more than 16% on average while the Fund's large capitalization companies also outperformed the Russell 3000® Index. Finally, the Fund's domestic holdings which made up 83% of the Fund, increased in value by more than 14%, dramatically outperforming its international holdings.

The companies that made the most positive contribution to performance in the past nine months included Time Warner Cable Inc. (Consumer Discretionary sector), Genzyme Corp. (Health Care sector), CORNELL COS. and AGCO Corp. (Industrials sector ). Detractors from performance included Nokia Corp. (Information Technology sector), Dean Foods Co. (Consumer Staples sector), Bank of America Corp. (Financials sector), and Cemex S.A.B. de C.V. (Materials sector). Over the course of 2010, we have increased exposure to the Information Technology, Telecommunication Services, Financials, and Materials sectors and decreased exposure to the Industrials and Consumer Staples sectors. While the Fund's weight in the Health Care sector remained generally the same throughout the course of 2010, we have made several changes within the sector as we emphasized names that are more attractive from a risk/reward basis. We were also able to take advantage of opportunities that arose from the decline in the Energy sector following the BP oil spill. The Fund is currently tilted to more non-defensive sectors as it has overweight positions in the Consumer Discretionary, Information Technology, and Financials sectors. Underweight sectors include Consumer Staples, Energy, and Industrials and no exposure to the Utilities sector.

Strategy and Outlook

What we are seeing is re-levering. Key segments of bank loans have stopped contracting (even standards for commercial & industrial loans to small businesses are starting to ease for the first time since late 2006); bank credit, the commercial-paper market, corporate-bond financing by non-financials and broad money (i.e. M3) are also growing. The commercial paper market is important to the shadow banking system. Notably, non-financial corporations access three times more credit from commercial paper and corporate bonds than they do from bank loans or said another way, the banking system provides only about 22% of private-sector credit in the U.S. In our opinion, these data points are providing evidence that deleveraging in the U.S. is ending; and when stocks are this cheap versus bonds then equities will move up and they should move up quickly (and that may be what is starting to happen in the equity market today). Moreover, we believe the consumer is in better shape than most think and companies are still spending at depreciation which can't continue for a long period of time. Corporations cannot retain $2.4 trillion in liquidity while non-financial

Management's Discussion of Fund Performance (Continued)

corporations' accumulate an additional $1.7 trillion in cash flow this year. Listed companies cannot continue to keep this cash as the demand for the return of this cash to shareholders is inevitable; this will likely drive an increase in Merger & Acquisition activities and share buybacks hopefully at prices that create value for shareholders.

The several items mentioned previously give us comfort that we will reflate as a country. Think about the fact that real wages in the U.S. over the last several years have grown (versus in past recessions real wages declined); this country just came through one of the worst job cycles since the Great Depression and employee earnings held up remarkably well. This suggests wages are unlikely to be a source of deflationary pressure. Also, you have to ask yourself the question: if there is no demand for a strong exchange rate, how can the U.S. have deflation? If Japan, the U.S. and other countries cannot devalue their currencies against each other, then they must inevitably devalue them against goods and services. Lastly, on the inflation versus deflation argument, post World War II, it was the end of the gold standard which allowed central bankers to have a monetary response to all recessions and as a result post WWII recessions were started by inflation rather than deflation (which happened pre-WWII). We believe that inflation is of greater concern than deflation; and as you go from no inflation to 4%, equities tend to do well. As a result, we believe the Fund is positioned for a relatively solid equity market.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused Equity Fund - Class A* and the Russell 3000® Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on December 31, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Global Equity Fund

Sub-Advised by Bedlam Asset Management plc

Investment Philosophy and Process

The Touchstone Global Equity Fund seeks capital appreciation by primarily investing in U.S. and foreign equity securities including those of emerging market countries without regard to market capitalizations.

Fund Performance and Positioning

The total return of the Touchstone Global Equity Fund was 6.50% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the MSCI All Country World Index was 8.95% for the same period.

Although the Fund's performance lagged the Index, it was significantly less volatile in absolute terms. Thus, the Fund generated a positive return in each of the three months prior to September, in contrast to the Index's decline in August. This is a result of the Fund's valuation bias, as it seeks to buy undervalued growth companies and, in the process, provide downside protection. Performance was boosted towards year-end by the biggest September rally in 71 years for U.S. equities, together with a steady stream of positive announcements across the Fund's holdings. The cause for the recent market euphoria was the prospect of a second round of quantitative easing (QE2), which should benefit emerging market currencies and cheap equities (particularly companies geared to emerging market demand) as well as precious metals.

The largest contributors to performance were the Fund's agriculture and gold (Materials sector) weight, with corn and gold prices up by 26% and 30% respectively, over the year. Other notable performers at the stock level were the emerging market companies Genting Berhad, TVB (Television Broadcasts Ltd.) and Hutchison Telecommunications Hong Kong Holdings Ltd. However, it was not exclusively the cyclical stocks that drove performance. The Health Care sector in particular posted strong gains, most notably from Bristol-Myers Squibb Co., as management raised their estimate for trough earnings in 2013. The Consumer Staples sector also contributed strongly over the period; they continue to benefit from pricing power and sector consolidation, as exemplified by Sara Lee Corp., recently reported to have received two separate private equity bids. The lag in performance relative to the Index was mainly due to the underweight in the Information Technology sector, together with the overweight in the Telecommunication Services sector. The latter position will be maintained, as the telecoms are virtually all high-yielding emerging market companies, profiting from the demand for smartphones and the growth in data.

In other sector themes, the Fund's 10% agricultural weight soared as the corn price jumped sharply, with the sector's attractive valuations and growth prospects starting to receive the market's attention. This followed the weight being sharply increased in June/July of 2010, with the best performers being fertilizer producers CF Industries Holdings Inc., and Yara International ASA. The leap in grain prices arose from the supply shock of droughts in Russia, floods in Canada and Pakistan and storage problems in India. Grain prices have continued their rise as the USDA announced that demand was higher than expected and corn inventories are set to hit their lowest level since 1998. The other overweight for the Fund is gold and silver miners. Given the prospect for increasingly aggressive money printing from the world's central banks, the long-term structural story for precious metals remains intact. Even so, following the strong rally in the share prices of the miners, the weight was reduced in early October, from 14% to 10%.

Management's Discussion of Fund Performance (Continued)

A top stock performer for the Fund, Genting Berhad, a leading Asian gambling conglomerate, announced strong numbers thanks to its 52%-owned Singaporean casino business. The new casino complex opened in Singapore (one of only two permitted there) in January and the ramp-up in volume and margins far exceeded expectations. In the space of mere months Singapore has become a regional gambling hub for South East Asia and the Indian subcontinent. Gaming revenue has reached $4 billion (more than a fifth of Macau's) and is forecast to surpass the $6 billion of the Las Vegas strip, to reach $7 billion in 2012. Hutchison Telecomm prospered on the back of a 5% increase in sales growth and 7% rise in mobile revenue. The market awoke to the realization that it is a prime beneficiary of the explosion in smartphone demand and the surge in data revenue. Thus, we believe revenue growth and margins should expand further in 2011. Late in the year both TVB and Fosters Group Ltd., received bids for parts of their business, following two separate take-over bids for Lihir Gold Ltd., and Allegheny Energy Inc., earlier in the year.

Stocks that detracted from performance over the past twelve months included Tom Tom N.V. (Information Technology sector), Koninklijke KPN N.V., France Telecom (Telecommunication Services), and Japan Steel Works Ltd. (Industrials sector). Sectors that detracted for the same period were Telecommunication Services, Industrials and Financials.

Strategy and Outlook

The Fund is well positioned to prosper from the two long-term structural trends of continued corporate consolidation and faster economic growth (and appreciating currencies) across the developing world. Currently, 65% of the Fund is weighted to small and mid-sized companies (market capitalization of less than $10 billion). As always, the weight of the Fund to small and mid-sized companies is purely a consequence of the bottom-up stock picking process, being a factor of valuations and the business cycle. One of the key drivers of sector consolidation is the fact that corporate cash levels are at all-time highs. To add to this, corporate bond yields are now at record lows, providing inexpensive finance. We believe that consolidation is in fact, bad for corporate bonds as it means gearing levels rise. Investors now face the dilemma of having to take on more risk to obtain a higher yield and we feel that, for equities, it is exactly the opposite. Quality companies such as Sara Lee and Kimberly Clark appear to offer some of the better yields. The return prospects for equities look more appealing than either government or corporate bonds.

Emerging market currencies are the long-term structural winners from the increasingly aggressive monetary policy actions - not only in the U.S., but also in Japan and, most likely, the U.K. and euro-zone. Faced with ballooning foreign reserves, the central banks of the developing world have to choose between currency appreciation and asset inflation. Either way, we believe investors in emerging economies are set to benefit. At year-end the Fund was 23% exposed to emerging markets by company domicile, but 44% based on where companies generate their profits.

At the sector level, Fund overweights remain Materials, Industrials, Consumer Staples, Health Care and Telecommunication Services. Sector underweights are Information Technology and Financials, due to rich valuations and the expectation of slowing earnings growth. The Materials sector exposure is to gold/silver miners and agriculture. As noted above, we continue to be positive on both the soft commodities and precious metals sectors. The Industrials sector companies are heavily weighted to infrastructure spending across both developed and emerging markets. Finally, many of the Health Care sector stocks remain undervalued and are posting solid growth; this comes at a time when the sector is in the midst of major consolidation.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global Equity Fund - Class A* and the MSCI All Country World Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Global Real Estate Fund

Sub-Advised by Cornerstone Real Estate Advisers LLC

Investment Philosophy and Process

The Touchstone Global Real Estate Fund seeks capital appreciation by primarily investing in common stocks and other equity securities of U.S. and foreign real estate companies. Fund management utilizes a core research approach that combines top-down macroeconomic, capital and property market analysis with bottom-up understanding of local real estate and operational capacity to evaluate both property sectors and individual companies.

Fund Performance and Positioning

Global equity markets were volatile but ended on a strong upward trend during the twelve month period ending September 30, 2010. Throughout the year, investors were constantly re-adjusting views on the global economic outlook and implications on valuations, particularly as this twelve month period came on the heels of two quarters of very strong equity market performance. The market was also impacted by credit events in Dubai and southern European countries, including Greece. Government policy was another main theme during the year. In general, it has had a negative overall impact in emerging and commodities-based countries because of their tightening bias. On the other hand, it has mostly been a positive factor especially recently in some of the larger economies, such as the U.S. and Japan where the government is aggressive in providing liquidity to the market.

The total return of the Touchstone Global Real Estate Fund was 18.54% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the FTSE EPRA/NAREIT Developed Index was 18.41% for the same period. The Fund outperformed its benchmark and other major global equity indices during the period.

While the MSCI World Index did not reach the recent twelve month high reached in April, the Fund's benchmark FTSE EPRA/NAREIT Developed Index (Index) surpassed this mark in September 2010 and continues to move higher. Real estate fundamentals continued to improve throughout the year, with a bottoming in real estate values and improvements in market fundamentals seen in many markets around the globe. The low interest rate environment has supported the real estate sector in multiple ways, such as the reduction of cost of capital for real estate companies, compression of cap rates and increasing fund flow from yield starved investors due to real estate's reasonably attractive yield spreads and inflation protection features. These positive factors should remain intact as the leading economies continue to promote accommodative monetary policy.

Within the Index, North America was the strongest region with a total return of 30.62%. Canada and the U.S. both contributed positively to this performance with total returns of 41.91% and 29.46%, respectively. Asia and Europe underperformed the Index with a total return of 11.77% and 7.98%, respectively. Within Asia, Singapore was the lone outperformer registering a total return of 28.00%. In Europe, while none of the major countries outperformed, two smaller Index weights Sweden and Switzerland, recorded strong total return performance of 51.53% and 31.66%, respectively.

The Fund benefited from strong security selection during the period, particularly in the U.S., Hong Kong, and Germany. The largest contributors to performance in the U.S. were Glimcher Realty Trust, ProLogis, AvalonBay Communities and BRE Properties.

Glimcher Realty Trust, a "B" quality Regional Mall REIT, was trading at an extremely discounted valuation relative to its peers due to concerns about its ability to refinance its balance sheet. Our analysis indicated that

Management's Discussion of Fund Performance (Continued)

the balance sheet issues were not as great as the market was pricing, in leading us to take a position in the company. When the company was able to alleviate its balance sheet problems through the sale of some assets into a joint venture early in 2010, the gap in valuation quickly began to close. We decided to underweight ProLogis, a global industrial REIT, based on our belief that the company would need to issue additional equity to strengthen its balance sheet and the recovery in fundamentals for industrial real estate would be slow due to weak global trade. Our belief that demand for apartments would recover faster than many were expecting due to positive demographics and a shift from homeownership to renting, drove our decision to overweight apartment REITs AvalonBay Communities and BRE Properties.

In Hong Kong, the Fund was generally overweight large cap developers and underweight REITs. Although Hong Kong property prices rose strongly during the period, the Hong Kong government was reluctant to impose harsh measures to contain the potential bubble. As developers sold projects at higher prices and paid record prices at land auctions, developer stocks performed well, which contributed positively to Fund performance during the period. Recently however, the Hong Kong government has begun to announce various measures addressing rising property prices and deteriorating affordability. As a result, we believe developer stocks may have hit a plateau and we have shifted some weights to retail-focused landlords.

During most of the period, the Fund held a position in what we perceive is one of the few quality companies in Germany, Alstria Office REIT, which had strong alpha contribution. This company invests in offices throughout Germany with its largest exposure to Hamburg. The company owns high quality, centrally located assets that are leased on long contracts to strong tenants like the City of Hamburg. On top of the quality of the company and the solid growth prospects, we saw two triggers for the share price. One is that the company was in danger of breaching a LTV covenant, but could not issue equity because the majority shareholder would not cooperate. Secondly, they had to arrange the refinancing of the major part of their debt maturing in 2014. We anticipated that these two problems would be solved, and after they were, the company performed very well.

Securities detracting from relative performance during the period were positions in the U.S., France, Norway, and Singapore. During the period, the Fund's performance was adversely impacted by our decision to underweight the U.S. region. This decision was predicated upon the belief that Asian economies would post greater economic growth than a still struggling U.S. economy and therefore fundamentals for U.S. commercial real estate would be slower to recover. Unfortunately, low borrowing costs and signs that fundamentals were beginning to improve were enough to drive investors seeking the predictable cash flows back into commercial real estate, boosting asset prices and spurring a rally in the U.S. REIT market. We were able to offset the impact of the Fund's underweight position during the year with strong security selection in the region.

The Fund's overweight position during the period in France did not work in its favor, although this was compensated by the positive security selection within the country. The U.S. Dollar denominated French EPRA Index underperformed the Index, while the Euro denominated French EPRA Index underperformed the Global EPRA/NAREIT Index. Hence, most of this underperformance was due to volatility in the U.S. Dollar to Euro exchange rate.

During the period, the Fund held a position in one stock in Norway, Norwegian Properties, which underperformed the benchmark during the period on two fronts. First, rental growth in the Oslo office market has turned out not to be as strong as expected given the general macroeconomic strength of the country. Secondly, we had expected Norwegian Properties to profit significantly from the disposal of the Norgani Hotel portfolio, making the company a more focused office play and taking down the gearing by paying off

Management's Discussion of Fund Performance (Continued)

debt with the sales proceeds. However, the sales price had been slightly disappointing and the share price reaction was negative. In Singapore, the government was proactive in trying to contain residential prices by announcing a number of measures addressing both supply and demand. As a result, we underweighted the developers and overweighted SREITs and diversified players for both defensiveness and yield. However, due to strong liquidity in the region, the Singapore residential market held up well and developer stocks had solid performance, contributing negatively to Fund performance during the period.

Strategy and Outlook

Cornerstone's expectations are for a slowly improving U.S. economy in 2011 with employment growth accelerating late in the year. Several factors support the slower-growth forecast, including sturdy corporate balance sheets and profits, aggressive austerity measures and stress tests that have eased Eurozone debt concerns for now, and relatively robust growth in Asia. While we are cognizant of the threats to this thesis, we believe modest growth should support continued improvement in the underlying real estate fundamentals and limit new development activity, positioning REITs for a period of moderate internal growth over the next few years. Interest rates will likely remain low for the foreseeable future, which supports real estate fundamentals and fund flows into real estate.

In Europe, we will begin to see the impact of the government austerity programs being implemented over the next few quarters. While the austerity programs will provide more certainty to corporations and individuals and may stimulate investment and demand, they could also increase unemployment and impact growth. Although Europe has made progress in economic recovery efforts, risk remains for growth to stall as a result of budget restructuring that needs to take place in Southern Europe. Northern Italy, French and Swedish retail markets are still among the most attractive in Europe. There is also rising investor interest in Spanish shopping centers in the healthier, more stable regions. The most attractive office markets are London, Paris and Stockholm.

In Asia, we generally have a positive macro fundamental outlook on the region, with the exception of Japan. Policy risk will continue to be a key theme in Asia and needs to be monitored closely. To that end, we are still cautious in China where central and local governments continue to have a tightening stance and have announced various measures targeted at both increasing supply and controlling demand since April. Hong Kong residential and commercial markets are tight and continue to perform extremely well. Policy is a risk in Hong Kong as well since surging home prices are politically disruptive. Although the RBA in Australia is biased towards further interest rate hikes, we have a favorable view on the country with a focus on careful stock selection. Valuations and return expectations are attractive based on strong fundamental underpinnings and positive currency trends. With a deteriorating macroeconomic outlook, which is exacerbated by the strengthening Yen, and unfavorable supply-demand fundamentals in the Tokyo office market, it is difficult to take a positive view on Japan. Policy risk in the form of BOJ's newfound aggressive easing stance and asset purchase program and the resulting increase in real estate transactions are risks to our view.

We are grounded in fundamental research with the ability to adapt to changing market conditions. Our philosophy and process are focused on understanding management's business and financial strategies; and their ability to unlock value and growth from their properties and markets given where we are in the economic, property market, and capital market cycles. Our process is managed using a proprietary multifactor ranking model that considers quantitative and qualitative rankings for top-down and bottom-up factors which drive potential returns. The model allows appropriate adaptation to dynamic market conditions.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global Real Estate Fund - Class A* and the FTSE EPRA/NAREIT Developed Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Healthcare and Biotechnology Fund

Sub-advised by Turner Investment Partners

Investment Philosophy and Process

The Touchstone Healthcare and Biotechnology Fund invests primarily in common stocks of Health Care and biotechnology companies. The Fund employs rigorous fundamental research with supporting qualitative and technical analysis. Its bottom-up strategy emphasizes fundamental analysis. The Fund seeks companies with improving fundamentals, superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

Fund Performance and Positioning

The total return of the Touchstone Healthcare and Biotechnology Fund was 5.74% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the S&P 500 Healthcare Index was 8.31% for the same period. The Fund underperformed its benchmark.

The Fund's relative performance was hurt by holdings held in the Health Care Providers & Services industry. Although these service holdings in the Fund's portfolio posted a positive return for the one-year period, it was not enough to overcome the return generated by these holdings held in the Index.

Strong stock selection in the Fund's Health Care Equipment & Supplies' holdings added to relative outperformance. These holdings traded higher for the period, whereas these holdings held in the Index posted a loss.

Within the Health Care Providers & Services industry, Tenet Healthcare Corp. and McKesson Corp. detracted from results. Hospital operator Tenet Healthcare Corp. traded lower after the company's attempt to buy an Australian hospital failed. Investors reacted negatively to this news as Tenet Healthcare Corp. is seen as a de-leveraging story. Additionally, hospitals are currently in a weakened state as a result of stagnant unemployment and a more cautious consumer along with the government not extending COBRA benefits to the unemployed. We sold the security from the Fund's portfolio. The performance of McKesson Corp., a pharmaceutical distribution and healthcare information technology company, was also a drag on relative results for the quarter. There is a short-term concern of an absence of new generics entering the market. This could potentially have an adverse impact on operating margins for McKesson Corp., as generic drugs have much higher margins for Mckesson when compared to branded drugs. We believe these concerns are overblown, and we were pleased to see the recent launches of generic Lovenox and generic Taxotere, all within the past month. We continue to own the security in the Fund.

Merck & Co. Inc. (Pharmaceuticals industry) was the largest detractor in the Fund over the one year period ending September 30, 2010. The underperformance here had more to do with our timing of owning this security. We do own the security currently as Merck & Co. Inc. is the second largest company held in the Index.

Within the Health Care Equipment & Supplies industry, Fund holding ev3 Inc., a global endovascular company, traded substantially higher after the company was acquired by drug and medical device maker Covidien at a sizeable premium. We expect more deals to take shape in the medical technology space throughout the remainder of 2010 as large pharmaceutical companies have excess cash on hand to acquire smaller boutique companies. Edwards Lifesciences Corp., the developer of products and technologies to treat advanced cardiovascular disease, also advanced on the news of the buyout for ev3 Inc. We believe Edwards Lifesciences Corp. is likely a near-term takeout candidate.

Management's Discussion of Fund Performance (Continued)

Other outperformers included Valeant Pharmaceuticals International Inc. and Human Genome Sciences Inc. Within the Pharmaceuticals space, Valeant Pharmaceuticals International Inc. traded significantly higher as the U.S. based drug maker agreed to purchase Toronto based drug maker Biovail Laboratories Inc. Valeant Pharmaceuticals International Inc. benefits in many ways from this transaction in that they will be able to take advantage of Biovail Laboratories Inc.'s low tax base in Barbados and benefit from greater efficiencies as the new company will shed roughly 25% of its employee headcount, which will be accretive to earnings. Biotechnology company Human Genome Sciences Inc. spiked higher after the FDA gave a priority review for Human Genome Sciences Inc.'s and GlaxoSmithKline's joint drug Benlysta, their new drug aimed at treating systemic lupus. A decision for drug approval could be as early as December of this year and investors flocked to the stock anticipating good news from the FDA. If approved, Benlysta would be the first new lupus drug to reach the market in more than 50 years. Additionally, we believe that Human Genome Sciences Inc. could at some point be an acquisition target of GlaxoSmithKline, fueling the upside stock price potential.

Although the Fund underweight position in large capitalization pharmaceuticals detracted from performance, strong stock selection in this industry more than made up for the lack of exposure. Large cap pharmaceuticals stocks make up 52% of the Index and the Fund has typically been underweight this group. More recently, we have added to the Fund's exposure in large Pharmaceuticals companies as we have begun to witness a trade up for companies that pay a healthy dividend.

In general, the Fund has a higher weight in Health Care Technology companies as we believe this space is primed for Merger & Acquisition activity. We did slightly reduce the Fund's exposure to Health Care Providers & Services providers during the quarter but it still holds an overweight position compared to the benchmark.

Strategy and Outlook

We continue to find companies with compelling fundamentals. Balance sheets in the Health Care sector remain flush with cash, keeping open the possibility of stock buybacks, mergers and acquisitions in the sector. The November elections could play a role in healthcare reform if Republicans gain seats in Congress as they will look to lock down healthcare programs by limiting spending. Actual reversal of the reform initiatives is unlikely, but lack of funding could stall implementation indefinitely.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Healthcare and Biotechnology Fund - Class A* and the S&P 500 Health Care Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on February 28, 2001 and the initial public offering of Class C shares commenced on November 20, 2006. The Class C performance information is calculated using the historical performance of Class A.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Intermediate Fixed Income Fund

Sub-Advised by JKMilne Asset Management

Investment Philosophy and Process

The Touchstone Intermediate Fixed Income Fund seeks to provide high current income with reasonable risk to capital. Fund management targets these goals by investing in U.S. Government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. The Fund seeks fixed income securities of issuers that are believed to offer attractive income and/or capital appreciation potential with a reasonable level of risk. It invests in fixed income obligations of different issuers, maturities and structures depending on their assessment of the relative valuation of the securities' sector, as well as the security itself.

Fund Performance and Positioning

The total return of the Touchstone Intermediate Fixed Income Fund was 7.92% for the twelve month period ended September 30, 2010. The total return of the Barclays Capital Intermediate U.S. Government/Credit Index was 7.77% for the same period. The Fund outperformed its benchmark.

The global bond markets have been extremely volatile during the past year due to the continued aversion to risk by investors. A consequence has been a very modest improvement in economic activity as credit remains scarce, rolling into sluggish job gains in the United States.

The Fund participated in the U.S. Treasury, investment grade corporate bonds, Treasury Inflation Protected Securities (TIPS), and Government Agency notes and bond markets. These and other sectors were rebalanced to capitalize on the most advantageous markets with positive outlooks and an economy struggling with heavy consumer debt, weak housing, and companies managing expenses.

Strategy and Outlook

The outlook for the intermediate fixed income markets remains constructive as the world's economies recover slowly. The key data improvement for the global economies remains to what extent modest growth will create jobs. The current outlook is for U.S. Gross Domestic Product (GDP) growth, a measure of economic strength, to improve to an annualized rate year-over-year 2010 of 2.5-3.5%. To the extent the higher band can be achieved, this will improve employment prospects and the availability of credit to individuals and businesses.

Most economists believe interest rates are not expected to change substantially. Therefore, the Fund's strategy is to continue to be conservative by investing in diverse bond issuers, industries, and sectors likely to do well under the forecast above.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Intermediate Fixed Income Fund - Institutional Class, the Barclays Capital Intermediate U.S. Government/Credit Index

The initial public offering of the Institutional Class shares commenced on December 6, 1991.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone International Fixed Income Fund

Sub-Advised by GAM International Management Ltd.

Investment Philosophy and Process

The Touchstone International Fixed Income Fund seeks total return by investing primarily in fixed income securities of issuers located outside the United States. Fund management selects foreign country and currency compositions based on an evaluation of various macroeconomic factors including relative interest rates, exchange rates, monetary and fiscal policies, economic growth, employment, trade and current account balances. Management invests core holdings in developed market government bonds and currencies with tactical allocations to alpha-generating sectors: investment grade corporate bonds, emerging market bonds, high yield bonds and convertible bonds. Currencies are actively managed in order to manage risk and enhance returns.

Fund Performance and Positioning

The total return of the Touchstone International Fixed Income Fund was 15.15% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Citigroup World Government Bond Index (excluding U.S.) was 4.47% for the same period. The Fund outperformed its benchmark primarily due to sector allocation and a decision to remove a U.S. dollar hedge in May 2010.

A strategic change in currency allocation (unrelated to the aforementioned hedge) helped capture the relative strength of foreign currencies after a period of dollar strength. Having been fully-hedged to the U.S. dollar from its October 1, 2009 inception, the Fund was unhedged in May 2010 and exposed primarily to the Euro-bloc and Yen, both of which rallied 10% against the dollar since the hedge was eliminated. Given our optimistic outlook for corporate growth, Fund allocations to convertible bonds were increased during the period and added to the Fund's performance advantage relative to the benchmark.

Australian and some emerging market debt underperformed slightly during the second quarter bond rally in 2010 in the face of a flight to quality to U.S. Treasuries. At the same time, debt in the periphery of the Euro, namely Greece and the other "PIIGS" (Portugal, Italy, Ireland, and Spain), performed poorly as Greece experienced a sovereign debt crisis. During this time, the Fund was underweight Greece versus the benchmark and had no exposure to debt in the other PIIGS countries. Ultimately, the European Central Bank and International Monetary Fund came to the rescue, allowing asset prices to recover.

During the third quarter 2010, the bounce in economic activity faded in most countries, helping bonds perform well. Monetary policy in core countries, such as the United Kingdom and Japan, remained very accommodative while rates were increased in some emerging countries like China, and in countries highly tied to growth in emerging markets, such as Australia.

Strategy and Outlook

The disparate paths and paces of recovery favor our cross market allocation approach. The active allocation approach, via currency management, has clearly added value. Sector allocation may be a driver of future returns if the investment universe continues to think in terms of broad economic themes.

Overall, duration is close to the benchmark, but focused on the long-term portion of the United Kingdom debt curve at the expense of Japanese short-term debt. The Fund has an off-benchmark allocation of 8% to convertible bonds. Relative to the benchmark, the Fund now is underweight to both the Yen and the Euro in favor of more pro-growth currencies known for the influence of commodity prices upon them, and on

Management's Discussion of Fund Performance (Continued)

emerging market currencies. The latter have underperformed economic expectations due to various attempts to limit their appreciation; we believe that these actions will only delay, not derail, their secular appreciation.

If the private sector can offset the public sector contraction, then the Fund's foreign exchange and convertible bond stance should work well. Conversely, if the global recovery withers, then the reach for yield and duration will benefit the longest dated bonds at the expense of the intermediate bonds of core countries that yield very little already.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Fixed Income Fund - Class A* and the Citigroup World Government Bond Index ex-US

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Large Cap Relative Value Fund

Sub-Advised by EARNEST Partners

Investment Philosophy and Process

The Touchstone Large Cap Relative Value Fund seeks capital appreciation by investing in stocks of large capitalization companies. The Fund seeks to identify stocks based on their financial characteristics and current environment including valuation measures, market trends, operating trends, growth measures, and profitability measures.

Fund Performance and Positioning

The total return of the Touchstone Large Cap Relative Value Fund was 11.34% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Russell 1000®Value Index was 8.90% for the same period. The Touchstone Large Cap Relative Value Fund outperformed its benchmark.

Large-cap stocks continued to rise for the 12 months ending September 30, 2010. Equity market investors responded to signs of gradual economic recovery in the U.S. and overseas; however, mixed economic data continued to create uncertainty and heightened volatility. Unemployment fell during the period from 10.2% to 9.6% but remains a central concern of investors and the government. After rising almost 6% in the final quarter of 2009, U.S. GDP growth slowed for each subsequent quarter settling at just under 2% for the second quarter 2010. The decline has been influenced by weaker consumer spending and housing data.

As GDP growth moderated in the back half of the period, the Federal Reserve reconsidered its plan to tighten monetary policy. Although inflation continues to be a long-term threat, exemplified by gold hitting record highs, deflation appears to be of equal concern in the short term. Companies have very little pricing power given the excess capacity in both manufacturing and employment. Core inflation was up less than 1% over the last 12 months, matching the lowest rate in 44 years. As a result, the Federal Reserve decided against reducing the size of its balance sheet from record levels. Instead, they now stand ready to re-invest proceeds from maturing securities into U.S. Treasuries. The purpose of this renewed quantitative easing is to keep interest rates low for both individuals and businesses. During the period, the yield on the benchmark 10-year Treasury bond fell to under 3%. The yield on the 2-year note dropped to under 0.50%. Mortgage rates responded in lockstep with standard 30 year mortgages reaching a record low of 4.30%.

Companies are taking full advantage of the low interest rate environment by issuing debt. Retail investors are obliging by continuing to pour money into bond funds. Many companies have no immediate need for cash as U.S. companies overall are now sitting on approximately $2 trillion in cash, the highest percentage of their total assets in almost 50 years. Corporate profits have continued to rebound as well, further adding to strong corporate balance sheets. Equity investors now hope that these companies put the cash to work prudently through increased dividends, stock repurchases, capital investment, or mergers and acquisitions. Evidence continues to emerge that businesses are starting to loosen the purse strings. Merger and acquisition activity has increased, while the annual rate of capital spending by businesses rose more than 20% in both the first and second quarters of 2010, with the second quarter increase being the largest since 1998.

Sectors contributing positively to relative performance during the period were Consumer Discretionary, Industrials, Materials, Telecommunication Services and Financials. An overweight position in the Consumer Discretionary sector and an underweight position in the Financials sector benefited relative performance. Stock selection within the Industrials sector contributed the most to relative performance. The largest contributors to return were Cummins Inc. (Industrials sector) , Freeport-McMoRan Copper & Gold Inc. (Materials sector), American Tower Corp.(Telecommunication Services sector) , Darden Restaurants Inc. (Consumer Discretionary sector), and Express Scripts Inc. (Health Care sector).

Management's Discussion of Fund Performance (Continued)

In the Industrials sector, Cummins Inc. rose significantly. Cummins Inc. designs, manufactures, sells and services diesel engines and related technology around the world. Its products are used in heavy and medium duty trucks and buses as well as industrial and military equipment. Industrial build out in China, India and Brazil is driving growth, and Cummins Inc. is the best positioned U.S. engine manufacturer in those markets. The company's emission reducing technologies are in demand both domestically and internationally as regulatory changes make emissions laws more stringent. Telecommunication Services company American Tower Corp. has also risen significantly over the trailing 12 months. American Tower Corp. is a leading provider of antenna space to cellular, television and radio broadcast companies, owning and/or managing more than 25,000 telecommunications towers and communication sites in the U.S. and abroad. The company's broad footprint and established client relationships, along with the high cost of market entry, help protect its market share in a growing market. Increasing consumer demand for data content on their mobile devices (including music, video and digital communication) requires more tower space for mobile service providers and should continue to drive already strong revenue and cash flow growth. The company is also expanding in severely underpenetrated emerging markets. Yum! Brands Inc. (Consumer Discretionary sector), a leading quick service restaurant operator, rose significantly during the period. Yum! Brands Inc. includes KFC, Pizza Hut, Taco Bell and Long John Silvers. Significant growth in China is offsetting the weakness caused by the economic slowdown in the US. China currently represents more than 30% of Yum! Brands Inc.'s revenue. It is arguably the most popular franchise in China and outpaces McDonalds' store locations by a 2:1 ratio. A growing middle class and rising wealth should continue to drive that international demand.

An overweight position in the Information Technology sector slightly detracted from relative performance. The largest detractors from return over the past twelve months included Beckman Coulter Inc. (Health Care sector), Transocean Ltd. (Energy sector), Bank of America Corp. and Goldman Sachs Group Inc. (Financials sector) and Flextronics International Ltd. (Information Technology Sector).

Strategy and Outlook

In managing the Touchstone Large Cap Relative Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Relative Value Fund - Class A* and the Russell 1000® Value Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Market Neutral Equity Fund

Sub-Advised by Aronson + Johnson + Ortiz

Investment Philosophy and Process

The Touchstone Market Neutral Equity Fund seeks to achieve long-term capital appreciation and to provide positive returns regardless of the direction of the stock markets. It invests long in equity securities believed to be undervalued, and takes short positions in securities believed to be overvalued.

Fund Performance and Positioning

The total return of the Touchstone Market Neutral Equity Fund was -2.70% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Citigroup 3-Month Treasury Bill Index was 0.12%.

September was a strong month and the end of a positive year for stocks. However, even after gaining over 70% since March 9, 2009, stocks are still nearly $5 trillion below the market's October 9, 2007 peak. In percentage terms, stocks shed about 20% over the last three years (while long Treasuries tacked on over 35%).

Using the Russell 3000® Index as a proxy, the broad U.S. equity market was up nearly 11% for the 12 months ended September 30, 2010. The strength of the Consumer Discretionary sector's positive performance combined with its significant market weight was a dominating force. The Financials sector was the consistent laggard, with average returns that were flat. At the industry level, stocks within motor vehicles, transportation, and real estate were the leaders; while miscellaneous finance stocks and construction related names produced negative returns, on average.

The Touchstone Market Neutral Equity Fund is always sector-neutral long versus short and makes only limited industry decisions, driven solely by our individual stock selection. Since our stock-picking is, in turn, guided by our multi-factor valuation model, we look to the measures underlying our model to explain what worked this past year.

Weakest stock selection occurred within the Information Technology sector: our inclination to be long value-oriented technology stocks and short growthier names was punished. The software and hardware industries were among the most challenging, especially for short positions like Salesforce.com, where performance appeared to be most correlated with long-term growth prospects and price momentum. Fund positions within the Financials sector were rewarded, principally for their value orientation. Not only were short positions within banks on target, but our decision to be net short the industry was in the right direction. Industry positions in aggregate, though modest, gave a slight boost to the bottom line.

Strategy and Outlook

We believe outperformance will continue to require patience and discipline — two virtues that are entrenched into our investment process. As such, we do not allow the economic outlook — ours or anyone else's — to shift portfolio construction and structure. The Fund remains fully invested, well diversified, and sector-neutral, long versus short.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Market Neutral Equity Fund - Class A* and the Citigroup 3-Month Treasury Bill Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Fund

Sub-Advised by Turner Investment Partners Inc.

Investment Philosophy and Process

The Touchstone Mid Cap Fund seeks long-term capital appreciation by primarily investing in stock of medium capitalization companies that are believed to have the potential for long-term growth and that appear to be attractively priced. It emphasizes companies operating in a broad range of industries based on a fundamental analysis of each company with consideration to such characteristics as price-to-cash flow, price-to-earnings, and price-to-book value ratios. The sub-advisor looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that may be positioned to generate and sustain long-term growth.

Fund Performance and Positioning

The total return for the Touchstone Mid Cap Fund was 13.72% for the twelve month period ended September 30, 2010. The total return of the Russell MidCap® Index was 17.54% for the same period. The Fund underperformed its benchmark.

The Information Technology and Financials sectors were the largest detractors to relative performance during the period. McAfee Inc., the maker of anti-virus software, traded lower after the company reported a quarterly profit decline due to higher costs, which included an acquisition. Sales continue to be strong for the company, but key competitors Symantec Inc. and Microsoft Inc. are gaining strength in the cyber-security industry. The holding was sold from the Fund as a result.

Additionally, NCR Corporation lost nearly 21% during the period as retailers and banks continue to delay spending on upgrading ATM machines. Turner Investment Partners Inc. (TIP) believed NCR, the provider of services to ATM machines and point-of-sale hardware, was nicely positioned to take advantage of an area that has lacked investment over the last few years. However, the security was sold from the Fund to free up cash for more attractive ideas within the sector. ON Semiconductor Inc., which provides analog semiconductor components, was purchased in the Fund in June 2009 with the belief that the company was poised to gain market share given their restructuring efforts over the past few years and a likely upturn in the semiconductor market. The company reported solid earnings in the first quarter, but concerns grew regarding excess capacity coming online for the industry in late 2010, primarily from Texas Instruments. The security was sold from the Fund.

The Financials sector detracted from the relative performance of the Fund during the period primarily due to security selection. IntercontinentalExchange Inc., a derivatives exchange operator, fell in the third quarter 2010 due to expectations that volumes would come in lower. Although the position was pared back, the holding was maintained in the Fund as the company is bullish on their longer-term over-the-counter clearing business. The Fund's overweight position in commercial banks also impaired results as the sector posted a negative return compared to the index. Particularly, Fund holding Marshall & llsley Corporation lost ground as the company reported earnings that did not beat expectations. The earnings miss was attributed to higher expenses and lower fee revenues. The security was maintained in the Fund as TIP believes the bank trades at an attractive book value to its peers and the company is well positioned for improved credit conditions.

The performance of equity markets to a large extent appeared to be influenced by macroeconomic news during the period. Fund managers such as TIP that utilize fundamental research were challenged in this environment as stocks traded more on macro events and less on sound fundamental analysis. In this market

Management's Discussion of Fund Performance (Continued)

environment, the Fund underperformed its benchmark despite positive contributions by holdings in the Materials and Energy sectors.

As commodity prices moved higher during the period, the Materials sector provided nice upside capture for the Fund. Specifically, Cytec Industries Inc. contributed positively to performance. Cytec develops, manufactures and sells chemicals and materials to the aerospace, adhesives, mining, automotive and construction industries. The company reported strong earnings across all product lines as the company's restructuring over the past few years is now being realized. As a part of their restructuring efforts, the company rid itself of low-margin products and made a conscious effort to emphasize products with growth potential, such as their engineering materials franchise.

The steel industry continued to benefit from the global pickup in demand for steel and Fund holding Cliffs Natural Resources Inc. traded higher as a result. The mining company reported strong third quarter 2010 earnings aided by higher pricing and lower costs from their North American iron ore business. TIP believes earnings will continue to grow for the company through the remainder of 2010. The company also has expanded globally and should continue to post strong results as pricing for iron ore is expected to increase significantly in 2010.

The Energy sector also contributed positively to relative performance, particularly oil and gas companies and coal producers. Within oil and gas production, Concho Resources Inc. led the way as the independent oil and natural gas company beat expectations for the period due to increased production and strong growth within their reserves. Additionally, coal producer Alpha Natural Resources Inc. benefited from the pickup in global demand for metallurgical coal, a key component in making steel. The position was sold from the Fund to capitalize on the gain.

Although the low quality rally that dominated 2009 and continued into the first quarter 2010 has faded more recently, the impact on the Fund did impact results somewhat during the period. Fundamental factors, such as a strong return on equity and good balance sheet, do appear to be rebounding though, which bodes well for this strategy.

Strategy and Outlook

In managing the Fund, TIP remains focused on owning stocks that they believe have either undervalued assets or a strong prospective earnings power. We favor stocks that focus on controlling debt, while also maintaining above-average levels of cash on their balance sheets. From a sector view, the Fund is currently overweight the Materials and Consumer Staples sectors. In the Materials sector, the Fund favors chemical companies, as this area should benefit from an economic recovery. Within the Consumer Staples sector, the Fund favors food distributors. The Fund is currently underweight the Industrials and Financials sectors. Specifically, the Fund has an underweight position in machinery companies in the Industrials sector and limited exposure to insurers in the Financials sector.

Going forward, TIP believes the market's strong move to the upside could continue for several reasons. First, as stated in the past, the S&P's earnings yield (earnings per share divided by the stock price) is currently more than 6%, while the bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, is yielding less than 3% (generally the two yields are about equal). Second, although recent economic data has been mixed, it is TIP's belief that the economy will show gradual improvement going forward. Third, companies are beginning to deploy some of their capital by way of stock buy backs and acquisitions, which is generally positive for equities. Fourth, corporate America reported record-high profit margins for the second quarter and TIP believes this trend will continue as companies report third quarter earnings. Merrill Lynch forecasted that pro forma earnings per share of the S&P 500 companies will swell 31.5% over 2009; with an 8.4% year-over-year rise projected in 2011. (We think 2011 earnings may exceed those expectations, which could

Management's Discussion of Fund Performance (Continued)

bode well for the stock market). Last but not least, after the mid-term elections conclude in early November the uncertainty leading up to the elections will be replaced by clarity, which could provide additional strength to the equity market.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Mid Cap Fund - Class Y* and the Russell Midcap® Index

*  The chart above represents performance for the Class Y shares only, which will vary from the performance of Class A shares, Class C shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Y shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007 and the initial public offering of Class Z shares commenced on April 24, 2006.
The Class A, Class C and Class Z performance information is calculated using the historical performance of Class Y.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Value Fund

Sub-Advised by Lee Munder Capital Group LLC

Investment Philosophy and Process

The Touchstone Mid Cap Value Fund seeks capital appreciation by primarily investing in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their inherent value utilizing a classic value approach.

Fund Performance and Positioning

The total return of the Touchstone Mid Cap Value Fund was 18.70% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Russell Midcap® Value Index was 16.93% for the same period. The Touchstone Mid Cap Value Fund outperformed its benchmark.

The equity market recovery that began in March of 2009 continued into the Fund's first fiscal year. Although the market had a meaningful pullback in the second calendar quarter of 2010, the advance resumed in the third quarter as stocks climbed a "wall of worry" engendered by investor concerns about the sustainability of the economic recovery.

During the fiscal year, the Fund's investments in the Materials, Health Care, Energy, and Information Technology sectors proved especially rewarding. Stronger contributors to performance included Cliffs Natural Resources Inc. and Allegheny Technologies Inc., (both from the Materials sector), Cooper Cos.(Health Care sector), Pioneer Natural Resources Co. and Sunoco Inc. (both from the Energy sector) and Sybase Inc.(Information Technology sector). Each of these stocks outperformed because of positive fundamental developments specific to the company. Cliffs Natural Resources Inc. and Allegheny Technologies Inc. benefited from the business recovery, especially in Asia and supporting demand for iron ore and specialty metals. Cooper Cos. benefited from its improving position in the market for contact lenses. Pioneer Natural Resources announced a joint venture transaction with Reliance of India regarding the company's Eagle Ford gas and natural gas liquids acreage in Texas, on terms attractive to Pioneer Natural Resources. Sunoco announced a restructuring involving the spin-off of its environmentally friendly coal and coke business. Sybase Inc. agreed to a takeover bid from SAP AG of Germany.

The Fund also had several disappointing performers during the past year, especially in the Consumer Discretionary, Consumer Staples and Financials sectors. Companies in these sectors that detracted from performance included GameStop Corp., H&R Block Inc., Dean Foods Co., and Synovus Financial Corp. GameStop Corp. (Consumer Discretionary sector) suffered from a weak consumer environment and an increasingly competitive landscape. H&R Block Inc. (Consumer Discretionary sector) suffered from a lackluster tax season and from increased risk associated with it legacy mortgage origination business. These two companies were sold based on our conclusion that these risks posed an increased threat to the long-term health of their businesses. Dean Foods Co. (Consumer Staples sector) continues to be hurt by volatile raw milk prices and intense price competition among supermarkets, which has squeezed margins. We like Dean Foods Co. based on valuation and the expectation that pressures on producer margins should in time abate. Synovus Financial Corp. (Financials sector) is a bank with credit quality concerns. Our analysis leads us to believe that the concerns are overstated, especially in light of the company's valuation. The Fund also was hurt by an underweight in REITs, which we continue to maintain because our analysis suggests that the sector is fairly valued.

Management's Discussion of Fund Performance (Continued)

Strategy and Outlook

Mid-cap value stocks as represented by the Russell Midcap® Value Index currently trade at yields competitive with the ten year Treasury bond. This valuation support combined with the stimulative monetary policy of the Federal Reserve System continues to be supportive of the equity market.

The Touchstone Mid Cap Value strategy is a classic value investment strategy focusing on solid companies whose stocks are temporarily out of favor in the market. Risk is controlled through diversification and by generally emphasizing stocks with lower business risk and market volatility. We believe that investors will find this to be a distinctive and rewarding approach to mid-cap value investing.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Premium Yield Equity Fund

Sub-advised by Miller/Howard Investments Inc.

Investment Philosophy and Process

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

Fund Performance and Positioning

The total return of the Touchstone Premium Yield Equity Fund was 12.82% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Russell 3000® Value Index was 9.15% for the same period. The total return of the Dow Jones U.S. Select Dividend Index was 18.30% for the same period.

The Fund had a solid absolute and relative return versus the Russell 3000® Value benchmark as the economy and markets continued to recover. The Fund especially executed during the difficult second quarter global sell-off by providing meaningful downside protection. The Fund continued to make progress during this recovery and sustainable and growing dividends persisted as evidenced by the 26 dividend increases during the last 12 months. Dividend increases are and have been a good indicator of a company's financial strength and management's outlook for their business model. Financially strong companies providing growing cash flow streams (dividends) should continue to perform well going forward, especially in a world that is viewed as "unusually uncertain." The philosophy and focus of the Fund adheres to a simple, but powerful time-tested formula for success: High Quality + High Dividend + High Growth of Dividends = High Total Return.

Heavy weights in the Utilities, Health Care and Energy sectors, along with good stock selection in each of these sectors, were contributors to relative performance. Some of the standout performers were NiSource Inc., Pepco Holdings Inc., Northeast Utilities, and ONEOK Inc. (all from the Utilities sector), Bristol-Myers Squibb Co. and Merck & Co Inc. (Health Care sector), and Kinder Morgan Management L.LC., Spectra Energy Corp., and Enerplus Resources Fund (all from the Energy sector). An underweight in the Financials sector was also positive, as was stock selection in the sector with HCP Inc., Alexandria Real Estate Equities Inc., Bank of Montreal, and Cincinnati Financial Corp. Underweight in the Consumer Staples and Industrials sectors and stock selection were detractors to performance. Procter & Gamble Co. (Consumer Staples sector) provided a low return while R.R. Donnelley & Sons Co. (Industrials sector) was down for the 12 months. The underweight in the Consumer Discretionary sector was also a drag, but stock selection was a positive with McDonald's Corp. and Genuine Parts Co. up. The Telecommunication Services sector showed mixed results with BCE Inc., Windstream Corp., and AT&T Inc. all up while Tele Norte Leste Participacoes was down. The Information Technology sector also showed mixed results with Microchip Technologies Inc. up and Taiwan Semiconductor Manufacturing Co. and Intel Corp. down.

Strategy and Outlook

We have a high confidence level that the current forces driving investment in dividend stocks will persist, and still-low valuations make the choice an easy one for investors. Tax changes may be a temporary wild card, but we think the worst case scenario is already accepted by investors, so any alterations are likely to be a positive.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Premium Yield Equity Fund - Class A* , the Russell 3000® Value Index
and the Dow Jones U.S. Select Dividend Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class Y performance information is calculated using the historical performance of Class A.

**  The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management LLC

Investment Philosophy and Process

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund invests in 25 to 30 companies that are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

Fund Performance and Positioning

The total return of the Touchstone Sands Capital Select Growth Fund was 20.17% for the twelve month period ended September 30, 2010. The total return of the Russell 1000® Growth Index was 12.65% for the same period. The Fund outperformed its benchmark.

The largest individual contributors to the relative performance for the period were Salesforce.com Inc., Amazon.com Inc., Las Vegas Sands Corporation, Apple Inc., and FMC Technologies Inc. The largest detractors from relative performance were Charles Schwab Corporation, Monsanto Company, Iron Mountain Inc., CME Group Inc., and Staples Inc.

In aggregate, the sector allocation detracted from relative performance during the period primarily due to an overweight position in the Energy sector. In addition, an underweight position in the Industrials sector and overweight position in the Health Care and Financials sectors detracted from relative performance. The largest contributor to relative performance was an overweight position in the Consumer Discretionary sector.

The past year continued to be one of recovery for the capital markets and we are pleased that the companies owned in the Fund continue their very strong business results during a time when the broad economic growth has been anemic. We attribute this to our basic investment approach of seeking to identify and own businesses that will have sustainable multi-year above average earnings growth. The key to driving growth in this unattractive macro environment is the existence of long-term secular trends that may enhance our conviction that a company's growth is sustainable and can also provide important context for understanding and attempting to project the potential duration of that growth. For example, understanding the growing regulatory push to reduce systemic risk to the financial system posed by bilateral derivatives contracts by encouraging a shift to exchange-traded and centrally cleared venues is a fundamental driver for IntercontinentalExchange Inc. In addition, this may provide additional growth in the outer years if this shift encourages more OTC transactions into cleared venues. Separately, the long-term trend of consumers shifting their payments from cash/check to credit/debit cards increases our visibility and conviction in the sustainability of growth for a company like Visa Inc., the largest payment network company in the world. Finally, the rise of the emerging market per-capita income provides us with greater conviction that a company like Nike Inc., despite less robust growth in the U.S. can sustain above-average growth for many years.

Businesses held in the Fund are often not only well-positioned as the beneficiaries of long-term secular growth trends, but many times actually are defining, pioneering, and/or driving these trends via leadership through innovation. For example, Apple Inc. did not invent the phone, but the iPhone has set the standard for this category by adding innovations such as touch screens and the App store capability. Intuitive Surgical Inc. did

Management's Discussion of Fund Performance (Continued)

not invent minimally invasive surgery, but pioneered robotic surgery and continues to stay at the front of this wave of innovation that is affecting most hospitals that perform advanced surgery.

Strategy and Outlook

Given the significant volatility in equities over the past few years, the importance of "owning the leaders" may seem more obvious to investors than at certain times in the past. However, there are considerable challenges to implementing this strategy profitably, as we do not think this approach simply means buying the largest company or market share leader in a given industry. Instead, our research work focuses on separating the truly special leaders from the conventional ones, by identifying those businesses that we think are in the "sweet spot" of sustainable above average growth. As indicated in the previous company examples, all of the companies held in the Fund are doing the same things to ensure long-term growth and success via essential activities that may include 1) creating growth drivers: new products/services and entering new markets; 2) developing and anticipating important industry trends; 3) creating competitive barriers; 4) gaining market share; 5) building financial muscle to weather adverse periods and funding new opportunities; 6) displaying superior management ability; and 7) applying technology to add value. The current macroeconomic headwinds serve as a powerful reminder of how important these activities are when it comes to a company's ability to effectively navigate market extremes and continue to create business value, and ultimately wealth for shareholders.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Select Growth Fund - Class Y*, Touchstone Sands Capital Select
Growth Fund - Class Z* and the Russell 1000® Growth Index

*  The initial public offering of Class Y shares and Class Z shares commenced on August 27, 2004 and August 11, 2000, respectively. The Class Y performance information is calculated using the historical performance of Class Z.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Short Duration Fixed Income Fund

Sub-Advised by Longfellow Investment Management Company

Investment Philosophy and Process

The Touchstone Short Duration Fixed Income Fund seeks to provide above market income, liquidity and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration that is comparable to or less than that of three year U.S. Treasury Notes.

Fund Performance and Positioning

The total return of the Touchstone Short Duration Fixed Income Fund was 3.36% for the twelve month period ended September 30, 2010. The total return of the Barclays Capital 1-3 year U.S. Treasury Index was 2.59% for the same period. The Fund outperformed its benchmark.

During the past twelve months, short rates have declined significantly. The Fund's treasury benchmark yield went from 0.91% to 0.42% primarily due to the slow pace of the economic recovery compared to past recoveries, and the low level of inflation. The economy is currently growing at a 2.5% annual pace, while a 4-5% growth rate would normally be expected. Also, investors continue to seek refuge in U.S. Treasuries, given the credit issues with many alternatives.

The Fund, which we began to sub-advise in February 2009, was initially a government-only mandate and included a significant allocation to collateralized mortgage obligations (CMOs). At September 30, 2009, the CMO allocation was 16.1% of the Fund. This was reduced to 6.9% by September 30, 2010 through a combination of pay-downs and sales. Much of the proceeds were reinvested in asset-backed securities (ABS), especially credit cards and commercial mortgage backed securities (CMBS), both conventional AAA-rated short tranche positions and GNMA project loans, which are U.S. government guaranteed.

Income was a primary source of return for the Fund. The benefit was partially offset by the negative effect of the pay-down of high coupon securities (mortgage and ABS securities), as well as the reduced yield curve benefit of an amortizing portfolio versus an all-treasury index, especially in the current steep yield curve environment. A secondary source of return was the strong performance of the non-treasury sectors, where yield spreads to treasuries narrowed in agency (especially SBA holdings), CMBS and corporate sectors.

Strategy and Outlook

As of September 30, 2010, the effective duration of the Fund was 1.58 years, which was less than the Index duration of 1.87 years. While we do not expect the Federal Reserve to change its accommodative interest rate policy in the near term, at current levels a small increase in rates will have a significant negative impact on the Fund.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Short Duration Fixed Income Fund - Class Z*,
the Barclays Capital 1-3 Year U.S. Treasury Index

*  The initial public offering of Class Z shares commenced on March 1, 1994 and the public offering of Class Y shares commenced on May 4, 2009.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Small Cap Core Fund

Sub-Advised by The London Company

Investment Philosophy and Process

The Touchstone Small Cap Core Fund seeks long-term capital appreciation by primarily investing in common stocks of companies with small market capitalizations. Fund management utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. Their goal is to purchase generally profitable, financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented management, and are trading at a discount to their private market value.

Fund Performance and Positioning

The total return of the Touchstone Small Cap Core Fund was 16.20% for the twelve month period ended September 30, 2010 which was calculated excluding the maximum sales charge. The total return of the Russell 2000® Index was 13.35% for the same period. The Fund outperformed its benchmark due primarily to sector allocation and security selection.

During the period, the Fund's overweight positions in the Materials and Consumer Discretionary sectors contributed to relative performance. The Fund's underweight positions in the Telecommunication Services, Information Technology and Health Care sectors detracted from relative performance.

The largest contributors to relative performance during the period were PriceSmart Inc., Cabela's Inc. and Hasbro Inc. PriceSmart operates warehouse clubs in the Caribbean and Latin America. The retailer continued to show double digit "comp" growth and is likely to see larger opportunities with the opening of its first store in Columbia, which is significantly larger than its existing markets. We believe the company is still early in its growth cycle. Cabela's reported a third quarter 2010 above expectations. The company saw an improvement in operating margins and continued to see improving trends related to charge offs in its credit card portfolio. Hasbro continues to make progress with its Discovery Channel joint venture. We believe management is doing an excellent job on capital allocation, and even though the stock has appreciated significantly over the past year, we believe it is still trading at substantial discount to its private market value. The company has been approached by a private equity buyer, but management elected not to pursue the offer at this time.

The largest detractors to relative performance were First Industrial Realty Trust Inc., Brink's Company and Lance Inc. First Industrial has a blue chip customer list and a portfolio of high quality industrial real estate. We believe the market is valuing the company's assets at a deep discount to the true market value of its holdings. Despite management's progress towards de-levering the company, the stock's recent decline triggered our "stop loss" sell discipline and the Fund's exposure to the position was reduced. Brink's Company is a leader in the cash transport business with a brand name that is recognized globally. It has been impacted by irrational competitive pricing on the part of some of the more desperate players in its industry and we are no longer able to determine visibility into future cash flows. Lance makes private label salty snacks and snack crackers, in addition to its branded business. This year, the company's private label business was negatively impacted by aggressive pricing on the part of some its branded competitors. The operating leverage that should be inherent in its business model has failed to materialize. The position was sold to make room for more promising positions.

The Fund has benefited by the market's rotation into higher quality stocks as we have progressed through 2010. In March 2009, lower quality stocks were trading at more of a discount than normal due to the credit induced nature of the preceding sell off. As fears of the credit crisis passed, these lower quality stocks rallied and the Fund was fighting a headwind as it favors higher quality companies over lower quality. By April 2010, lower

Management's Discussion of Fund Performance (Continued)

quality stocks finally reached parity on a valuation basis and since then, higher quality stocks have outperformed, which benefited the Fund. We believe the markets will be led by accelerated consolidation, and some of the Fund's holdings will likely be targets.

Strategy and Outlook

After fears of a double-dip recession sent stocks lower in August 2010, investors responded positively to more encouraging economic reports in September. In the final estimate for the second quarter, GDP growth was revised upward, initial jobless claims remained below 500,000, existing home sales bounced, leading economic indicators improved, and the Federal Reserve committed to more quantitative easing if needed. Perhaps the most notable headline came from the National Bureau of Economic Research when it informed us rather belatedly that the Great Recession had ended in June 2009. Once investors grasped that the economy was perhaps settling into slow but steady growth instead of decline, stocks rebounded with a vengeance and turned in the best September in seventy-one years.

However, despite better economic data and improving prospects for stocks, equity investors remain on the sidelines. Money flows into bond funds at the expense of equity funds continues at a steady rate. We believe two factors are behind this. First, many investors are turning to bonds as a replacement for cash, looking only at current yields and not considering the adverse impact on bond prices should rates rise in the future, as we think they will. Second, we suspect many investors are chasing performance because bonds have out-performed stocks over the last ten years. While this may be understandable, it is shortsighted in our view. On a cash flow basis, and at today's stock prices, many companies are generating free cash flow yields that are superior to bonds and thus present better investment opportunities.

As a matter of fact, more U.S. companies are paying dividends that exceed their corporate bond yields than at any time in the last fifteen years. Johnson & Johnson is a case in point. In August, the company sold ten-year debt at a record low interest rate of 2.95%; yet, the stock has a current dividend yield of 3.5% after the company raised its dividend over 10% in April. Since 1995, bonds in the Bank of America Merrill Lynch U.S. Corporate Master Index have yielded 6.2% on average compared to an average dividend yield of just 1.8% for the S&P 500. This relationship began to reverse after the Federal Reserve's recent monetary easing lowered the Fed Funds rate to near zero, helping to send yields on the 10-Year U.S. Treasury Note to around 2.5%. Meanwhile, the recovery in the U.S. economy helped to boost equity payouts this year after many were slashed during the dim days of 2008 and early 2009. Johnson & Johnson is not alone when it comes to dividend increases. In the first six months of 2010, there were 135 dividend initiations or increases from the S&P 500 companies, up over 50% from the first six months of 2009.

Furthermore, in the third quarter we saw companies taking advantage of the strong demand for bonds and low interest rates to raise money for strategic acquisitions and share buybacks. Merger and Acquisition activity has been a strong point all year and really began to accelerate this quarter. With organic growth nonexistent and cash balances at an all-time high, we expect to see more deals come together. In fact, the 65 transactions announced in the small cap space this year already out pace all the activity in 2008 and 2009 combined. Moreover, targeted companies are receiving healthy premiums in the order of 50%-80% over current valuations. While forecasting takeout's is a difficult prognostication, we are encouraged to see higher quality companies that earn high returns on capital and generate strong free cash flow warrant this new found attention. As you would expect, the Fund holds companies that match this profile.

With $1.2 trillion in excess cash sitting on corporate balance sheets earning next to nothing, management teams recognize the need to allocate this capital. With rates so low, cash is a highly dilutive asset. As long as interest rates remain low, and thus the cost of holding cash remains high, we expect more firms will be putting cash to work. Companies can use excess cash as well as borrow in the corporate bond market and buy higher yielding assets in the equity market, immediately earning a spread.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Small Cap Core Fund - Class A* and the Russell 2000® Index

* The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

** The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Small Cap Value Opportunities Fund

Sub-Advised by Turner Investment Partners Inc.

Investment Philosophy and Process

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital appreciation by primarily investing in common stock of companies with small market capitalizations that are believed to have the potential for growth and that appear to be trading below their perceived value. Securities are selected based primarily on fundamental analysis of each company with consideration to such characteristics as price-cash flow, price-earnings and price-book value ratios. The sub-advisor looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that may be undervalued by the market.

Fund Performance and Positioning

The total return of the Touchstone Small Cap Value Opportunities Fund was 12.37% for the twelve month period ended September 30, 2010. The total return of the Russell 2000® Value Index was 11.84% for the same period. The Fund outperformed its benchmark primarily due to sector allocation and security selection.

The Consumer Discretionary and Materials sectors contributed positively to the Fund's relative performance during the period with specialty retailers 99 Cents Only Stores and Sally Beauty Holdings Inc. leading the way. 99 Cents Only Stores was purchased last quarter and has the ability to offer name-brand merchandise at lower prices, which positions it nicely to take advantage of a cautious consumer. In addition, it should benefit from its strategy of increasing margins while reducing costs. Sally Beauty traded substantially higher during the period, which added nicely to relative gains as well. Another Fund holding that was purchased during the second quarter 2010 and held up well through volatile markets was Shutterfly Inc. The online photo storage and printing company reported a strong first quarter and continues to gain market share in the print market. Their recent integration with Facebook was viewed as a positive catalyst for the company, which allows Facebook users to open their photos and their friends' photos to create quality photo books instantly.

With commodity prices moving higher during the quarter, the Materials sector provided nice upside capture for the Fund as well. Ferro Corporation and Globe Specialty Metals Inc. both traded significantly higher during the period. Ferro, a producer of specialty materials, reported strong earnings across all business segments. The main driver of growth was in their electronics materials business as the company benefited from increased demand for conductive pastes and powders used in the production of solar cells. The company also is managing their expenses efficiently and expects to deliver $20 to $30 million in cost savings by the end of 2010 with an additional $8 to $10 million in cost savings expected in 2011. Globe Specialty is a leading producer of silicon metals and silicon-based alloys. The company has a roughly 60% market share in the North American market and is seeing better than expected accretion from their recent acquisition of Core Metals. Globe Specialty is on track to witness double-digit increases for its metal prices at the start of 2011. Chemical company Rockwood Holdings Inc. also traded higher as the company reported solid earnings driven by strong demand from the European auto market, as well as robust volume demand in lithium tied to the electronics market, two of their largest markets.

Management's Discussion of Fund Performance (Continued)

Conversely, the Industrials and Financials sectors detracted from relative performance during the period. Commercial service holdings in the Industrials sector impaired results, along with investments in capital markets and insurers in the Financials sector.

The Industrials sector was the largest detractor to relative performance. ACCO Brands Corp., which supplies office products to office and computer products wholesalers, retailers and mail order companies, reported a slightly optimistic sales outlook. However, despite management's cautious optimism we were concerned over limited revenue visibility and elected to exit the position. Another holding that detracted from relative performance was Genco Shipping & Trading Ltd, the provider of seaborne transportation of dry bulk commodities. The security was sold from the Fund in early 2010 as concerns grew of slower GDP growth in China and worries mounted over coal/iron ore demand in light of the substantial year-over-year price increases.

Within the Financials sector, overall concern over banks and their balance sheets led to a selloff in December 2009, which continued into 2010. As a result, the Fund holding PrivateBancorp Inc. detracted from results. Additionally, the Fund's capital market holdings, such as GLG Partners and GFI Group, hurt relative results. GLG Partners, a London based hedge fund manager with strong fundamentals, was negatively impacted by the fraudulent actions and scandals in the press from peers, such as Galleon. Results from GFI Group, a derivatives market maker, also were disappointing in late 2009 as the regulatory risk on instruments such as credit swap defaults was unattractive to investors. The company had lower than expected earnings and disappointing guidance. All the holdings detailed were sold from the Fund during the period.

Strategy and Outlook.

In managing the Fund, Turner's focus remains on owning stocks that we believe have either undervalued assets or strong prospective earnings power. We favor companies focused on controlling their debt levels that are also supported by above-average levels of cash on their balance sheets. From a sector view, the strategy is currently overweight the Materials and Information Technology sectors and is underweight the Financials and Industrials sectors.

Turner believes the market's strong move to the upside could continue through the last quarter of 2010 for several reasons. First, the S&P's earnings yield (earnings per share divided by the stock price) is currently more than 6%, while the bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, is yielding less than 3% (generally the two yields are about equal). Second, although recent economic data has been mixed, Turner believes the economy will show gradual improvement going forward. Third, companies are beginning to deploy some of their capital by way of stock buy backs and acquisitions which is generally positive for equities. Fourth, corporate America reported record-high profit margins for the second quarter 2010 and Turner believes this trend will continue as companies report third quarter earnings. Last but not least, after the mid-term elections conclude in early November the uncertainty leading up to the elections will be replaced by clarity, which could provide additional strength to the equity market.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Small Cap Value Opportunities Fund - Class Z* and the Russell 2000® Value Index

*  The initial public offering of Class Z shares commenced on March 4, 2002.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors Inc.

Investment Philosophy and Process

The Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and municipal bonds. While the Fund may invest in securities with any maturity or duration, interest rate risk is managed by maintaining an effective duration of one year or less under normal market conditions.

Fund Performance and Positioning

The total return of the Touchstone Ultra Short Duration Fixed Income Fund was 2.49% for the twelve month period ended September 30, 2010. The total return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.13% for the same period. The Fund outperformed its benchmark primarily due to a combination of stable investment income and declining risk premiums during the period. While all sectors of the fixed income market experienced significant contraction in spreads, the positive price performance was most notable in the non-government sectors, specifically mortgage- and asset-backed securities (including commercial mortgage-backed securities).

At the beginning of the fiscal year, the Fund's Principal Investment Strategy was a government/agency orientation (minimum 80% of assets invested in government or agency securities) effectively limiting its ability to participate in much of the market's upside. However, in April 2010 the Principal Investment Strategy was changed to a multi-sector orientation. By fiscal year-end, government/agency exposure was down to approximately 34% of Fund assets. Fort Washington believes that the additional diversification (and return potential) achieved through implementation of the multi-sector strategy will allow for improved risk adjusted returns over time.

The timing of the change in the Fund's Principal Investment Strategy was favorable, coinciding with the Greece debt crisis in April 2010. Risk premiums widened significantly on fears of a potential sovereign risk relating to the PIGS economies (Portugal, Italy, Greece and Spain), effectively creating an attractive entry point into the non-government sectors. The Fund's sector re-positioning was largely established by the end of June with significant allocations to commercial mortgage-backed securities, corporate bonds, asset-backed securities, and non-agency collateralized mortgage obligations. These sub-sectors were some of the best performing in the ultra short duration space in the third quarter.

Strategy and Outlook

The Fund currently maintains a duration of 0.67 years – midway through the traditional operating range of 0.5 to 0.8 years. With the Federal Reserve telegraphing an accommodative posture and Fed Funds futures contracts pointing to low short-term interest rates through 2011 and possibly into 2012, we may opportunistically extend duration for the next several quarters into the higher end of our operating range. We will continue to focus on high quality non-government securities in an effort to maximize alpha, and add to the core income-producing agency segments of the portfolio opportunistically – primarily agency ARMs.

Fort Washington believes that the economic recovery in the U.S. will be gradual, characterized by "fits and starts." Recent data has been mixed with most data series showing stabilizing trends. However, unemployment, one of the most critical metrics, remains stubbornly high. Even so, we've seen the delinquency metrics in most consumer asset-backed securitizations improve notably. Perhaps even more importantly, investors seem to

Management's Discussion of Fund Performance (Continued)

have gained a higher degree of comfort regarding future performance expectations for most structured products. We expect this trend to continue, further supported by very favorable supply/demand technicals. Against this backdrop, the outlook for the short-duration, fixed income markets is quite constructive.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone
Ultra Short Duration Fixed Income Fund - Class Z* and the BofA Merrill Lynch
3-Month U.S. Treasury Bill Index

*  The initial public offering of Class Z shares commenced on March 1, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2010

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

Touchstone Capital Appreciation Fund

Sector Allocation	(% of Net Assets)
Information Technology	23.1
Health Care	19.1
Consumer Staples	18.4
Industrials	9.0
Financials	8.1
Consumer Discretionary	8.0
Energy	6.3
Materials	2.4
Investment Funds	5.8
Other Assets/Liabilities (Net)	(0.2)
Total	100.0

Touchstone Core Plus Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	13.5
U.S. Agency	20.1
AAA/Aaa	15.0
AA/Aa	3.6
A/A	11.7
BBB/Baa	21.4
BB/Ba	8.1
B/B	6.6
Total	100.0

Touchstone Emerging Markets Equity Fund

Sector Allocation	(% of Net Assets)
Financials	27.0
Materials	16.8
Consumer Discretionary	14.7
Energy	9.2
Consumer Staples	8.2
Information Technology	6.4
Industrials	4.5
Telecommunication Services	4.2
Utilities	2.8
Health Care	1.2
Investment Funds	5.6
Other Assets/Liabilities (Net)	(0.6)
Total	100.0

Touchstone Focused Equity Fund

Sector Allocation	(% of Net Assets)
Information Technology	19.6
Financials	18.2
Health Care	16.9
Consumer Discretionary	16.5
Consumer Staples	7.6
Industrials	7.6
Energy	5.5
Telecommunication Services	4.4
Materials	2.8
Investment Funds	1.9
Other Assets/Liabilities (Net)	(1.0)
Total	100.0

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Global Equity Fund

Sector Allocation	(% of Net Assets)
Materials	23.0
Consumer Staples	17.8
Industrials	16.3
Health Care	11.0
Telecommunication Services	9.2
Consumer Discretionary	6.8
Information Technology	5.9
Financials	2.4
Energy	2.3
Investment Funds	2.7
Other Assets/Liabilities (Net)	2.6
Total	100.0

Touchstone Global Real Estate Fund

Sector Allocation	(% of Net Assets)
Financials	97.8
Investment Funds	4.0
Other Assets/Liabilities (Net)	(1.8)
Total	100.0

Touchstone Health Care and Biotechnology Fund

Sector Allocation	(% of Net Assets)
Health Care	98.9
Investment Funds	8.3
Other Assets/Liabilities (Net)	(7.2)
Total	100.0

Touchstone Intermediate Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	26.3
U.S. Agency	10.0
AAA/Aaa	6.5
AA/Aa	7.9
A/A	23.7
BBB/Baa	25.1
BB/Ba	0.5
Total	100.0

Touchstone International Fixed Income Fund

Credit Quality	(% of Investment Securities)
AAA/Aaa	59.5
AA/Aa	15.4
A/A	12.2
BBB/Baa	4.4
BB/Ba	4.7
B/B	1.0
NR	2.8
Total	100.0

Touchstone Large Cap Relative Value Fund

Sector Allocation	(% of Net Assets)
Financials	17.6
Consumer Discretionary	15.3
Energy	14.3
Information Technology	14.1
Industrials	13.2
Health Care	9.1
Utilities	4.9
Materials	4.7
Telecommunication Services	2.5
Consumer Staples	1.9
Investment Funds	3.1
Other Assets/Liabilities (Net)	(0.7)
Total	100.0

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Market Neutral Equity Fund

Sector Allocation	(% of Net Assets)
Long Positions
Financials	20.3
Information Technology	19.3
Industrials	12.1
Health Care	10.9
Consumer Discretionary	10.2
Energy	7.8
Utilities	4.5
Consumer Staples	3.1
Materials	2.9
Telecommunication Services	0.3
Investment Funds	3.1
Cash Collateral for Securities Sold Short	97.6
Other Assets/Liabilities (Net)	(0.5)
191.6
Short Positions
Financials	(20.2)
Information Technology	(16.8)
Industrials	(13.3)
Health Care	(11.1)
Consumer Discretionary	(10.1)
Energy	(8.0)
Utilities	(4.4)
Materials	(4.1)
Consumer Staples	(3.3)
Telecommunication Services	(0.3)
(91.6)
Total	100.0

Touchstone Mid Cap Fund

Sector Allocation	(% of Net Assets)
Information Technology	16.3
Financials	16.1
Consumer Discretionary	14.0
Materials	9.4
Health Care	9.4
Industrials	9.4
Consumer Staples	8.5
Energy	8.1
Utilities	4.5
Telecommunication Services	3.9
Investment Funds	8.0
Other Assets/Liabilities (Net)	(7.6)
Total	100.0

Touchstone Mid Cap Value Fund

Sector Allocation	(% of Net Assets)
Financials	23.2
Industrials	12.8
Consumer Discretionary	10.5
Utilities	10.4
Energy	10.1
Information Technology	8.7
Health Care	7.8
Consumer Staples	7.6
Materials	7.2
Investment Funds	5.4
Other Assets/Liabilities (Net)	(3.7)
Total	100.0

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Premium Yield Equity Fund

Sector Allocation	(% of Net Assets)
Energy	18.7
Health Care	17.5
Utilities	16.3
Financials	15.2
Telecommunication Services	10.1
Information Technology	7.8
Consumer Discretionary	5.6
Consumer Staples	4.7
Industrials	2.0
Investment Funds	2.8
Other Assets/Liabilities (Net)	(0.7)
Total	100.0

Touchstone Sands Capital Select Growth Fund

Sector Allocation	(% of Net Assets)
Information Technology	34.9
Health Care	19.4
Consumer Discretionary	18.8
Energy	12.3
Financials	6.3
Industrials	3.3
Materials	2.0
Investment Funds	6.9
Other Assets/Liabilities (Net)	(3.9)
Total	100.0

Touchstone Short Duration Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	13.6
U.S. Agency	19.0
AAA/Aaa	40.5
AA/Aa	7.8
A/A	11.6
BBB/Baa	7.5
Total	100.0

Touchstone Small Cap Core Fund

Sector Allocation	(% of Net Assets)
Financials	20.7
Industrials	20.4
Consumer Discretionary	13.4
Information Technology	12.2
Materials	10.2
Consumer Staples	9.9
Energy	6.7
Health Care	4.6
Investment Funds	16.7
Other Assets/Liabilities (Net)	(14.8)
Total	100.0

Touchstone Small Cap Value Opportunities Fund

Sector Allocation	(% of Net Assets)
Financials	35.2
Consumer Discretionary	13.9
Information Technology	13.1
Industrials	10.1
Materials	9.6
Energy	5.9
Utilities	5.1
Health Care	4.3
Consumer Staples	2.5
Investment Funds	9.1
Other Assets/Liabilities (Net)	(8.8)
Total	100.0

Touchstone Ultra Short Duration Fixed Income Fund

Credit Quality	(% of Investment Securities)
U.S. Agency	33.8
AAA/Aaa	54.4
AA/Aa	2.8
A/A	4.6
BBB/Baa	3.7
NR	0.7
Total	100.0

Statements of Assets and Liabilities

September 30, 2010

	Touchstone Capital Appreciation Fund	Touchstone Core Plus Fixed Income Fund	Touchstone Emerging Markets Equity Fund	Touchstone Focused Equity Fund
Assets
Investment securities:
At cost	$6,122,311	$23,860,105	$136,820,016	$1,902,246
Affiliated securities, at market value	$351,779	$1,567,366	$6,859,541	$36,740
Non-affiliated securities, at market value	5,744,848	23,042,468	146,953,642	1,951,706
At market value - including $1,629,252 of securities loaned for the Emerging Markets Equity Fund	$6,096,627	$24,609,834	$153,813,183	$1,988,446
Cash	—	—	7	—
Foreign currency, at cost of $3,477 and $134,660 for the Core Plus Fixed Income Fund and the Emerging Markets Equity Fund, respectively.	—	3,549	134,703	—
Unrealized appreciation on forward foreign currency contracts	—	7,177	10,274	—
Dividends and interest receivable	2,991	264,772	114,515	2,962
Receivable for capital shares sold	7,500	171,204	1,515,953	—
Receivable for securities sold	—	359,399	461,741	6,940
Receivable for securities lending income	—	—	358	—
Receivable from Advisor	309	—	—	13,613
Tax reclaims receivable	—	264	1,964	—
Other assets	10,899	9,183	15,212	2,730
Total Assets	6,118,326	25,425,382	156,067,910	2,014,691
Liabilities
Dividends payable	—	70,815	—	—
Unrealized depreciation on forward foreign currency contracts	—	44,397	—	—
Payable upon return of securities loaned	—	—	1,669,388	—
Payable for capital shares redeemed	—	6,682	95,511	—
Payable for securities purchased	—	1,421,546	1,233,997	9,375
Payable to Advisor	—	3,615	50,045	—
Payable to Trustees	5,412	5,412	5,412	5,539
Other accrued expenses and liabilities	26,241	44,985	69,372	29,805
Total Liabilities	31,653	1,597,452	3,123,725	44,719
Net Assets	$6,086,673	$23,827,930	$152,944,185	$1,969,972
Net assets consist of:
Paid-in capital	$5,901,086	$23,072,676	$135,196,755	$1,845,510
Accumulated net investment income (loss)	22,693	(82,980)	392,274	14,179
Accumulated net realized gains on investments and foreign currency transactions	188,578	124,989	361,300	24,083
Net unrealized appreciation (depreciation) on investments	(25,684)	749,729	16,993,167	86,200
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(36,484)	689	—
Net Assets	$6,086,673	$23,827,930	$152,944,185	$1,969,972
Pricing of Class A Shares
Net assets attributable to Class A shares	$2,727,631	$4,818,632	$10,343,347	$813,900
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	257,186	462,966	815,722	74,348
Net asset value and redemption price per share	$10.61	$10.41	$12.68	$10.95
Maximum offering price per share	$11.26	$10.93	$13.45	$11.61

Statements of Assets and Liabilities (Continued)

	Touchstone Capital Appreciation Fund	Touchstone Core Plus Fixed Income Fund	Touchstone Emerging Markets Equity Fund	Touchstone Focused Equity Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$351,999	$1,867,919	$3,589,809	$187,363
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	33,433	179,589	285,375	17,214
Net asset value, offering price and redemption price per share*	$10.53	$10.40	$12.58	$10.88
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$131,855	$816,560	$13,596,849	$200,641
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,410	78,404	1,069,157	18,300
Net asset value, offering price and redemption price per share	$10.63	$10.41	$12.72	$10.96
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$2,875,188	$16,324,819	$125,414,180	$768,068
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	270,708	1,567,671	9,846,573	70,000
Net asset value, offering price and redemption price per share	$10.62	$10.41	$12.74	$10.97

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Healthcare and Biotechnology Fund	Touchstone Intermediate Fixed Income Fund
Assets
Investment securities:
At cost	$4,740,549	$4,123,401	$25,568,610	$102,661,250
Affiliated securities, at market value	$90,045	$128,215	$441,113	$4,393,607
Non-affiliated securities, at market value	4,963,753	4,313,676	27,591,813	104,024,209
At market value - including $53,482, $45,350 and $1,667,739 of securities loaned for the Global Equity Fund, Global Real Estate Fund and the Healthcare and Biotechnology Fund, respectively	$5,053,798	$4,441,891	$28,032,926	$108,417,816
Cash	—	—	—	4
Foreign currency, at cost of $2,990 and $531 for the Global Equity Fund and the Global Real Estate Fund, respectively	2,996	531	—	—
Unrealized appreciation on forward foreign currency contracts	—	30	—	—
Dividends and interest receivable	12,320	9,772	21,505	962,755
Receivable for capital shares sold	200,000	14,655	24,334	86,383
Receivable for securities sold	—	107,124	—	206,004
Receivable for securities lending income	49	1	1,056	—
Receivable from Advisor	7,237	25,591	—	—
Tax reclaims receivable	2,676	309	—	—
Other assets	7,276	2,734	1,092	—
Total Assets	5,286,352	4,602,638	28,080,913	109,672,962
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	202	—	—
Dividends payable	—	18,989	—	257,860
Payable upon return of securities loaned	50,050	46,305	1,735,431	—
Payable for capital shares redeemed	—	—	11,236	1,121
Payable for securities purchased	—	129,771	—	206,020
Payable to Advisor	—	—	50,357	32,153
Payable to other affiliates	—	—	47,472	—
Payable to Trustees	5,412	5,412	4,461	5,496
Other accrued expenses and liabilities	40,191	37,250	70,357	31,903
Total Liabilities	95,653	237,929	1,919,314	534,553
Net Assets	$5,190,699	$4,364,709	$26,161,599	$109,138,409
Net assets consist of:
Paid-in capital	$4,861,549	$3,901,528	$33,161,730	$104,088,332
Accumulated net investment income	35,934	16,594	—	6,862
Accumulated net realized gains (losses) on investments and foreign currency transactions	(20,378)	128,123	(9,464,447)	(713,351)
Net unrealized appreciation on investments	313,249	318,490	2,464,316	5,756,566
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	345	(26)	—	—
Net Assets	$5,190,699	$4,364,709	$26,161,599	$109,138,409
Pricing of Class A Shares
Net assets attributable to Class A shares	$1,856,754	$880,878	$23,696,134	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	174,317	76,857	1,762,070	—
Net asset value and redemption price per share	$10.65	$11.46	$13.45	$—
Maximum offering price per share	$11.30	$12.16	$14.27	$—

Statements of Assets and Liabilities (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Healthcare and Biotechnology Fund	Touchstone Intermediate Fixed Income Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$105,710	$122,719	$2,465,465	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,000	10,672	188,792	—
Net asset value, offering price and redemption price per share*	$10.57	$11.50	$13.06	$—
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$141,979	$128,615	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,298	11,153	—	—
Net asset value, offering price and redemption price per share	$10.68	$11.53	$—	$—
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$3,086,256	$3,232,497	$—	$109,138,409
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	288,773	278,484	—	11,914,619
Net asset value, offering price and redemption price per share	$10.69	$11.61	$—	$9.16

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone International Fixed Income Fund	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Mid Cap Fund
Assets
Investment securities:
At cost	$8,668,327	$3,534,370	$30,083,173	$116,115,967
Affiliated securities, at market value	$241,561	$117,676	$988,692	$564,694
Non-affiliated securities, at market value	8,808,701	3,750,601	30,374,629	133,977,675
At market value - including $37,228 and $9,170,268 of securities loaned for the Market Neutral Equity Fund and the Mid Cap Fund, respectively.	$9,050,262	$3,868,277	$31,363,321	$134,542,369
Cash	—	—	23	—
Foreign currency, at cost of $294,763 for the International Fixed Income Fund	296,770	—	—	—
Cash collateral for securities sold short	—	—	32,390,608	—
Unrealized appreciation on forward foreign currency contracts	63,663	—	—	—
Dividends and interest receivable	129,135	4,169	20,520	118,943
Receivable for capital shares sold	229,775	—	6,445	6,036
Receivable for securities sold	236,426	—	913,381	1,744,647
Receivable for securities lending income	—	—	4	1,547
Receivable from Advisor	—	4,466	9,046	—
Tax reclaims receivable	1,380	—	—	—
Other assets	2,081	2,940	3,592	6,064
Total Assets	10,009,492	3,879,852	64,706,940	136,419,606
Liabilities
Securities sold short, at value (proceeds $29,356,048)	—	—	30,410,075	—
Bank overdraft	—	—	—	292,831
Dividends payable	14,580	—	—	—
Dividends for securities sold short	—	—	17,686	—
Unrealized depreciation on forward foreign currency contracts	43,349	—	—	—
Payable upon return of securities loaned	—	—	37,699	9,417,147
Payable for capital shares redeemed	69	—	325,022	390,527
Payable for securities purchased	232,287	—	689,791	1,081,876
Payable to Advisor	10,144	—	—	82,177
Payable to other affiliates	—	—	—	18,996
Payable to Trustees	5,412	5,412	5,412	4,560
Other accrued expenses and liabilities	37,347	33,958	37,800	52,125
Total Liabilities	343,188	39,370	31,523,485	11,340,239
Net Assets	$9,666,304	$3,840,482	$33,183,455	$125,079,367
Net assets consist of:
Paid-in capital	$8,603,695	$3,488,071	$33,415,131	$299,153,951
Accumulated net investment income (loss)	628,712	16,828	(9,165)	185,791
Accumulated net realized gains (losses) on investments and foreign currency transactions	25,219	1,676	(448,632)	(192,686,777)
Net unrealized appreciation on investments	381,935	333,907	226,121	18,426,402
Net unrealized appreciation on foreign currency and translation of other assets and liabilities denominated in foreign currency	26,743	—	—	—
Net Assets	$9,666,304	$3,840,482	$33,183,455	$125,079,367
Pricing of Class A Shares
Net assets attributable to Class A shares	$1,319,435	$476,078	$609,801	$684,844
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	115,976	42,868	62,698	54,044
Net asset value and redemption price per share	$11.38	$11.11	$9.73	$12.67
Maximum offering price per share	$11.95	$11.79	$10.32	$13.44

Statements of Assets and Liabilities (Continued)

	Touchstone International Fixed Income Fund	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Mid Cap Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$407,099	$234,508	$167,673	$248,662
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	35,805	21,220	17,363	19,770
Net asset value, offering price and redemption price per share*	$11.37	$11.05	$9.66	$12.58
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$193,480	$111,620	$32,405,981	$123,493,472
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,011	10,034	3,322,219	9,741,651
Net asset value, offering price and redemption price per share	$11.37	$11.12	$9.75	$12.68
Pricing of Class Z Shares
Net assets attributable to Class Y shares	$—	$—	$—	$652,389
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	51,805
Net asset value, offering price and redemption price per share	$—	$—	$—	$12.59
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$7,746,290	$3,018,276	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	681,121	271,107	—	—
Net asset value, offering price and redemption price per share	$11.37	$11.13	$—	$—

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Short Duration Fixed Income Fund
Assets
Investment securities:
At cost	$41,321,923	$39,156,618	$525,782,529	$43,581,729
Affiliated securities, at market value	$554,647	$1,162,613	$30,084,351	$633,713
Non-affiliated securities, at market value	41,525,718	39,983,205	656,296,739	44,035,164
At market value - including $1,473,549 and $14,785,563 of securities loaned for the Mid Cap Value Fund and the Sands Capital Select Growth Fund, respectively.	$42,080,365	$41,145,818	$686,381,090	$44,668,877
Cash	—	—	2	1,166
Dividends and interest receivable	48,087	89,421	208,610	306,477
Receivable for capital shares sold	34,133	111,439	4,034,611	132,264
Receivable for securities sold	—	—	9,672,627	—
Receivable for securities lending income	26	—	115	—
Tax reclaims receivable	—	627	—	—
Other assets	534	3,128	31,103	—
Total Assets	42,163,145	41,350,433	700,328,158	45,108,784
Liabilities
Dividends payable	34,132	75,867	—	102,104
Payable upon return of securities loaned	1,507,083	—	15,443,326	—
Payable for capital shares redeemed	10	49,730	692,391	41,396
Payable for securities purchased	—	281,481	22,531,037	641,649
Payable to Advisor	8,715	23,540	699,514	8,986
Payable to other affiliates	—	37,393	193,004	72,306
Payable to Trustees	5,412	4,454	4,454	4,454
Other accrued expenses and liabilities	33,615	26,192	103,113	59,578
Total Liabilities	1,588,967	498,657	39,666,839	930,473
Net Assets	$40,574,178	$40,851,776	$660,661,319	$44,178,311
Net assets consist of:
Paid-in capital	$39,540,637	$47,720,509	$618,298,874	$48,500,941
Accumulated net investment income	35,000	28,330	—	79,721
Accumulated net realized gains (losses) on investments and foreign currency transactions	240,099	(8,886,256)	(118,236,116)	(5,489,499)
Net unrealized appreciation on investments	758,442	1,989,200	160,598,561	1,087,148
Net unrealized depreciation on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(7)	—	—
Net Assets	$40,574,178	$40,851,776	$660,661,319	$44,178,311
Pricing of Class A Shares
Net assets attributable to Class A shares	$344,636	$22,441,423	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	29,304	3,461,054	—	—
Net asset value and redemption price per share	$11.76	$6.48	$—	$—
Maximum offering price per share	$12.48	$6.88	$—	$—
Pricing of Class C Shares
Net assets attributable to Class C shares	$132,045	$6,870,320	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,251	1,059,315	—	—
Net asset value, offering price and redemption price per share*	$11.74	$6.49	$—	$—

Statements of Assets and Liabilities (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Short Duration Fixed Income Fund
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$588,981	$11,540,033	$120,332,505	$766,964
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	49,963	1,782,756	13,625,415	76,949
Net asset value, offering price and redemption price per share	$11.79	$6.47	$8.83	$9.97
Pricing of Class Z Shares
Net assets attributable to Class Y shares	$—	$—	$540,328,814	$43,411,347
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	62,110,554	4,357,109
Net asset value, offering price and redemption price per share	$—	$—	$8.70	$9.96
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$39,508,516	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,340,840	—	—	—
Net asset value, offering price and redemption price per share	$11.83	$—	$—	$—

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Oportunities Fund	Touchstone Ultra Short Duration Fixed Income Fund
Assets
Investment securities:
At cost	$109,151,224	$58,152,457	$237,181,095
Affiliated securities, at market value	$1,696,266	$877,327	$34,353,028
Non-affiliated securities, at market value	112,291,412	69,323,945	203,731,990
At market value - including $14,400,517 and $4,789,459 of securities loaned for the Small Cap Core Fund and the Small Cap Value Opportunities Fund, respectively.	$113,987,678	$70,201,272	$238,085,018
Cash	—	—	7,637
Dividends and interest receivable	138,566	72,989	939,550
Receivable for capital shares sold	434,650	33,377	1,363,393
Receivable for securities sold	—	855,100	2,185,048
Receivable for securities lending income	2,036	8,029	—
Other assets	5,182	5,250	42,428
Total Assets	114,568,112	71,176,017	242,623,074
Liabilities
Dividends payable	—	—	378,105
Payable upon return of securities loaned	14,930,317	4,991,256	—
Payable for capital shares redeemed	266,687	50,833	1,147,769
Payable for securities purchased	—	1,257,723	4,128,612
Payable to Advisor	59,366	126,302	47,850
Payable to other affiliates	—	117,724	200,704
Payable to Trustees	5,412	4,560	4,560
Other accrued expenses and liabilities	28,348	74,755	65,571
Total Liabilities	15,290,130	6,623,153	5,973,171
Net Assets	$99,277,982	$64,552,864	$236,649,903
Net assets consist of:
Paid-in capital	$94,560,377	$101,713,063	$250,167,480
Accumulated net investment income	168,505	56,761	137,423
Accumulated net realized losses on investments and foreign currency transactions	(287,354)	(49,265,775)	(14,558,923)
Net unrealized appreciation on investments	4,836,454	12,048,815	903,923
Net Assets	$99,277,982	$64,552,864	$236,649,903
Pricing of Class A Shares
Net assets attributable to Class A shares	$50,110,284	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,312,260	—	—
Net asset value and redemption price per share	$11.62	$—	$—
Maximum offering price per share	$12.33	$—	$—
Pricing of Class C Shares
Net assets attributable to Class C shares	$5,245,232	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	454,151	—	—
Net asset value, offering price and redemption price per share*	$11.55	$—	$—
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$33,535,993	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,874,782	—	—
Net asset value, offering price and redemption price per share	$11.67	$—	$—

Statements of Assets and Liabilities (Continued)

	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Oportunities Fund	Touchstone Ultra Short Duration Fixed Income Fund
Pricing of Class Z Shares
Net assets attributable to Class Y shares	$—	$64,552,864	$236,649,903
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	4,333,138	24,458,413
Net asset value, offering price and redemption price per share	$—	$14.90	$9.68
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$10,386,473	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	891,625	—	—
Net asset value, offering price and redemption price per share	$11.65	$—	$—

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Operations

For the Year Ended September 30, 2010

	Touchstone Capital Appreciation Fund	Touchstone Core Plus Fixed Income Fund	Touchstone Emerging Markets Equity Fund	Touchstone Focused Equity Fund (C)
Investment Income
Dividends from affiliated securities	$1,524	$3,648	$9,388	$249
Dividends from non-affiliated securities (A)	77,372	—	1,064,124	30,675
Interest (B)	—	551,126	15	—
Income from securities loaned	294	—	567	25
Total Investment Income	79,190	554,774	1,074,094	30,949
Expenses
Investment advisory fees	37,722	58,358	458,487	12,325
Distribution expenses, Class A	4,458	5,289	7,654	957
Distribution expenses, Class C	2,372	11,612	16,992	1,001
Administration fees	10,026	25,937	82,561	3,500
Professional fees	26,126	36,041	45,648	26,749
Transfer Agent fees, Class A	696	1,375	3,089	94
Transfer Agent fees, Class C	121	372	1,081	60
Transfer Agent fees, Class Y	159	220	1,948	28
Transfer Agent fees, Institutional Class	121	220	1,530	27
Reports to shareholders	3,155	3,155	3,155	4,861
Registration fees, Class A	3,281	2,174	3,965	40
Registration fees, Class C	43	935	3,481	40
Registration fees, Class Y	194	534	1,223	40
Registration fees, Institutional Class	108	548	1,261	40
Trustees' fees and expenses	7,362	7,362	7,362	7,489
Postage and supplies	7,611	8,170	10,289	9,784
Custodian fees	898	3,040	109,540	34
Compliance fees and expenses	1,683	1,776	1,777	1,712
Other expenses	2,208	14,618	7,255	2,248
Total Expenses	108,344	181,736	768,298	71,029
Fees waived by the Administrator	(10,026)	(25,937)	(82,561)	(3,500)
Fees waived and/or expenses reimbursed by the Advisor	(48,577)	(66,104)	(92,558)	(50,598)
Net Expenses	49,741	89,695	593,179	16,931
Net Investment Income	29,449	465,079	480,915	14,018
Realized and Unrealized Gains (Losses) on Investments
Net realized gains from security transactions	188,578	157,838	361,300	24,083
Net realized losses from foreign currency transactions	—	(85,574)	(89,588)	—
Net change in unrealized appreciation/depreciation on investments	(25,684)	749,729	16,993,167	86,200
Net change in unrealized appreciation/depreciation on foreign currency transactions	—	(36,484)	689	—
Net Realized and Unrealized Gains on Investments	162,894	785,509	17,265,568	110,283
Net Increase in Net Assets from Operations	$192,343	$1,250,588	$17,746,483	$124,301
(A) Net of foreign tax withholding of:	$—	$—	$55,177	$430
(B) Net of foreign tax withholding of:	$—	$104	$—	$—

(C)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Healthcare and Biotechnology Fund	Touchstone Intermediate Fixed Income Fund
Investment Income
Dividends from affiliated securities	$814	$475	$2,918	$11,454
Dividends from non-affiliated securities (A)	75,981	133,254	463,815	—
Interest (B)	—	—	—	3,517,731
Income from securities loaned	261	20	7,561	—
Total Investment Income	77,056	133,749	474,294	3,529,185
Expenses
Investment advisory fees	29,296	28,076	302,973	436,209
Distribution expenses, Class A	1,229	1,036	68,268	—
Distribution expenses, Class C	1,013	1,099	29,901	—
Administration fees	6,866	6,995	60,595	218,106
Professional fees	31,770	32,929	18,792	26,680
Transfer Agent fees, Class A	439	295	66,037	—
Transfer Agent fees, Class C	108	108	10,956	—
Transfer Agent fees, Class Y	163	164	—	—
Transfer Agent fees, Institutional Class	108	108	—	4,024
Reports to shareholders	3,155	3,155	30,769	15,681
Registration fees, Class A	77	77	17,750	—
Registration fees, Class C	77	187	13,690	—
Registration fees, Class Y	132	132	—	—
Registration fees, Institutional Class	112	112	—	5,802
Trustees' fees and expenses	7,362	7,362	9,660	10,552
Postage and supplies	7,670	7,735	31,874	7,391
Custodian fees	13,248	26,743	11,851	4,310
Compliance fees and expenses	1,683	1,683	2,113	2,066
Other expenses	7,256	4,845	1,972	17,984
Total Expenses	111,764	122,841	677,201	748,805
Fees waived by the Administrator	(6,866)	(6,995)	(60,595)	(218,106)
Fees waived and/or expenses reimbursed by the Advisor	(69,174)	(78,008)	(125,077)	(94,430)
Net Expenses	35,724	37,838	491,529	436,269
Net Investment Income (Loss)	41,332	95,911	(17,235)	3,092,916
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	(20,378)	138,925	5,376,112	1,261,788
Net realized gains (losses) from foreign currency transactions	(5,684)	(865)	55	—
Net change in unrealized appreciation/depreciation on investments	313,249	318,490	(3,524,128)	4,058,725
Net change in unrealized appreciation/depreciation on foreign currency transactions	345	(26)	—	—
Net Realized and Unrealized Gains on Investments	287,532	456,524	1,852,039	5,320,513
Net Increase in Net Assets from Operations	$328,864	$552,435	$1,834,804	$8,413,429
(A) Net of foreign tax withholding of:	$7,651	$4,306	$—	$—
(B) Net of foreign tax withholding of:	$—	$—	$—	$233

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone International Fixed Income Fund	Touchstone Large Cap Relative Value Fund	Touchstone Market Neutral Equity Fund	Touchstone Mid Cap Fund
Investment Income
Dividends from affiliated securities	$1,824	$555	$1,975	$5,431
Dividends from non-affiliated securities (A)	—	60,872	148,570	2,268,571
Interest (B)	176,750	—	—	—
Income from securities loaned	—	—	27	77,662
Total Investment Income	178,574	61,427	150,572	2,351,664
Expenses
Investment advisory fees	41,327	24,994	146,895	1,139,745
Dividend expense on securities sold short	—	—	124,416	—
Distribution expenses, Class A	851	847	1,467	1,345
Distribution expenses, Class C	1,768	2,118	1,293	2,166
Administration fees	15,028	7,141	22,196	284,939
Shareholder servicing fees	—	—	—	3,742
Professional fees	38,565	30,341	34,322	39,378
Transfer Agent fees, Class A	484	1,149	1,240	2,061
Transfer Agent fees, Class C	164	328	224	320
Transfer Agent fees, Class Y	222	216	216	5,936
Transfer Agent fees, Class Z	—	—	—	7,551
Transfer Agent fees, Institutional Class	164	219	—	—
Reports to shareholders	3,155	3,155	3,155	9,454
Registration fees, Class A	1,078	155	161	6,140
Registration fees, Class C	906	90	102	5,109
Registration fees, Class Y	890	117	147	6,140
Registration fees, Class Z	—	—	—	6,140
Registration fees, Institutional Class	792	165	—	—
Trustees' fees and expenses	7,362	7,362	7,362	9,759
Postage and supplies	8,148	11,167	7,170	20,870
Custodian fees	4,163	674	32,335	6,759
Compliance fees and expenses	1,777	1,777	1,776	2,759
Other expenses	3,223	2,208	2,805	3,595
Total Expenses	130,067	94,223	387,282	1,563,908
Fees waived by the Administrator	(15,028)	(7,141)	(22,196)	(221,033)
Fees waived and/or expenses reimbursed by the Advisor	(59,449)	(54,832)	(82,177)	—
Net Expenses	55,590	32,250	282,909	1,342,875
Net Investment Income (Loss)	122,984	29,177	(132,337)	1,008,789
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	(90,113)	1,676	(448,319)	23,865,581
Net realized gains from foreign currency transactions	742,740	—	—	—
Net change in unrealized appreciation/depreciation on investments	381,935	333,907	226,121	(6,883,713)
Net change in unrealized appreciation/depreciation on foreign currency transactions	26,743	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	1,061,305	335,583	(222,198)	16,981,868
Net Increase (Decrease) in Net Assets from Operations	$1,184,289	$364,760	$(354,535)	$17,990,657
(A) Net of foreign tax withholding of:	$—	$—	$42,606	$10,800
(B) Net of foreign tax withholding of:	$866	$—	$—	$—

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Mid Cap Value Fund	Touchstone Premium Yield Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Short Duration Fixed Income Fund
Investment Income
Dividends from affiliated securities	$873	$3,598	$30,712	$2,627
Dividends from non-affiliated securities (A)	161,835	1,448,927	3,504,468	—
Interest	—	—	—	1,573,292
Income from securities loaned	238	—	1,266	—
Total Investment Income	162,946	1,452,525	3,536,446	1,575,919
Expenses
Investment advisory fees	54,717	223,207	4,993,088	106,911
Distribution expenses, Class A	608	52,654	—	—
Distribution expenses, Class C	1,141	49,453	—	—
Administration fees	12,875	63,774	1,029,130	85,530
Shareholder servicing fees	—	—	922,220	101,281
Professional fees	30,781	15,708	44,551	31,651
Transfer Agent fees, Class A	479	7,115	—	—
Transfer Agent fees, Class C	114	2,154	—	—
Transfer Agent fees, Class Y	173	679	46,052	694
Transfer Agent fees, Class Z	—	—	346,287	39,682
Transfer Agent fees, Institutional Class	114	—	—	—
Reports to shareholders	3,155	8,136	89,659	20,420
Registration fees, Class A	1,248	12,140	—	—
Registration fees, Class C	705	6,508	—	—
Registration fees, Class Y	3,343	27,529	13,851	17,921
Registration fees, Class Z	—	—	49,991	13,684
Registration fees, Institutional Class	762	—	—	—
Trustees' fees and expenses	7,362	9,653	9,653	9,653
Postage and supplies	10,067	7,212	87,276	11,138
Custodian fees	1,511	5,917	10,908	4,116
Compliance fees and expenses	1,764	1,968	3,694	2,117
Other expenses	2,303	972	10,030	16,489
Total Expenses	133,222	494,779	7,656,390	461,287
Fees waived by the Administrator	(12,875)	(63,774)	(319,792)	(85,530)
Fees waived and/or expenses reimbursed by the Advisor	(60,381)	(25,421)	—	(60,711)
Net Expenses	59,966	405,584	7,336,598	315,046
Net Investment Income (Loss)	102,980	1,046,941	(3,800,152)	1,260,873
Realized and Unrealized Gains (Losses) on Investments
Net realized gains from security transactions	238,449	50,767	23,075,415	91,449
Net change in unrealized appreciation/depreciation on investments	758,442	2,562,610	76,755,229	73,170
Net change in unrealized appreciation/depreciation on foreign currency transactions	—	(7)	—	—
Net Realized and Unrealized Gains on Investments	996,891	2,613,370	99,830,644	164,619
Net Increase in Net Assets from Operations	$1,099,871	$3,660,311	$96,030,492	$1,425,492
(A) Net of foreign tax withholding of:	$—	$26,778	$—	$—

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Small Cap Core Fund	Touchstone Small Cap Value Oportunities Fund	Touchstone Ultra Short Duration Fixed Income Fund
Investment Income
Dividends from affiliated securities	$5,225	$3,709	$50,033
Dividends from non-affiliated securities	774,611	911,978	—
Interest	—	—	3,562,733
Income from securities loaned	38,814	178,228	—
Total Investment Income	818,650	1,093,915	3,612,766
Expenses
Investment advisory fees	418,333	692,183	378,564
Distribution expenses, Class A	64,398	—	—
Distribution expenses, Class C	23,072	—	—
Administration fees	97,893	145,724	302,855
Shareholder servicing fees	—	182,153	333,137
Professional fees	30,781	29,355	35,683
Transfer Agent fees, Class A	17,400	—	—
Transfer Agent fees, Class C	1,176	—	—
Transfer Agent fees, Class Y	1,010	—	—
Transfer Agent fees, Class Z	—	124,314	99,476
Transfer Agent fees, Institutional Class	169	—	—
Reports to shareholders	8,126	16,876	20,893
Registration fees, Class A	10,610	—	—
Registration fees, Class C	6,793	—	—
Registration fees, Class Y	12,516	—	—
Registration fees, Class Z	—	20,326	6,140
Registration fees, Institutional Class	2,674	—	—
Trustees' fees and expenses	7,362	9,759	9,759
Postage and supplies	28,361	27,149	13,220
Custodian fees	2,876	2,587	3,358
Compliance fees and expenses	2,273	2,313	2,484
Other expenses	2,306	4,048	17,828
Total Expenses	738,129	1,256,787	1,223,397
Fees waived by the Administrator	(97,893)	(145,724)	(176,133)
Fees waived and/or expenses reimbursed by the Advisor	(26,132)	(18,934)	—
Net Expenses	614,104	1,092,129	1,047,264
Net Investment Income	204,546	1,786	2,565,502
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	(314,666)	11,410,624	194,688
Net change in unrealized appreciation/depreciation on investments	4,836,454	(3,524,275)	606,191
Net Realized and Unrealized Gains (Losses) on Investments	4,521,788	7,886,349	800,879
Net Increase in Net Assets from Operations	$4,726,334	$7,888,135	$3,366,381

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Touchstone Capital Appreciation Fund	Touchstone Core Plus Fixed Income Fund	Touchstone Emerging Markets Equity Fund	Touchstone Focused Equity Fund
	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2010	Period Ended September 30, 2010 (A)
From Operations
Net investment income	$29,449	$465,079	$480,915	$14,018
Net realized gains from security transactions	188,578	157,838	361,300	24,083
Net realized losses from foreign currency transactions	—	(85,574)	(89,588)	—
Net change in unrealized appreciation/depreciation on investments	(25,684)	749,729	16,993,167	86,200
Net change in unrealized appreciation/depreciation from foreign currency transactions	—	(36,484)	689	—
Net Increase in Net Assets from Operations	192,343	1,250,588	17,746,483	124,301
Distributions to Shareholders
From net investment income, Class A	—	(78,223)	—	—
From net investment income, Class C	—	(32,961)	—	—
From net investment income, Class Y	(129)	(18,976)	—	—
From net investment income, Institutional Class	(7,574)	(366,121)	—	—
Decrease in Net Assets from Distributions to Shareholders	(7,703)	(496,281)	—	—
From Capital Share Transactions
Class A
Proceeds from shares sold	2,826,917	5,206,942	10,689,819	916,448
Reinvested distributions	—	49,984	—	—
Payments for shares redeemed	(105,717)	(568,880)	(1,353,192)	(137,021)
Net Increase in Net Assets from Class A Share Transactions	2,721,200	4,688,046	9,336,627	779,427
Class C
Proceeds from shares sold	387,455	1,874,613	3,375,452	191,017
Reinvested distributions	—	25,719	—	—
Payments for shares redeemed	(39,304)	(101,511)	(177,973)	(14,936)
Net Increase in Net Assets from Class C Share Transactions	348,151	1,798,821	3,197,479	176,081
Class Y
Proceeds from shares sold	172,799	964,338	13,519,919	187,471
Reinvested distributions	129	15,361	—	—
Payments for shares redeemed	(47,635)	(194,457)	(789,864)	—
Net Increase in Net Assets from Class Y Share Transactions	125,293	785,242	12,730,055	187,471
Institutional Class
Proceeds from shares sold	2,702,500	15,768,550	115,334,491	1,700,000
Reinvested distributions	7,574	292,688	—	—
Payments for shares redeemed	(2,685)	(259,724)	(5,400,950)	(997,308)
Net Increase in Net Assets from Institutional Class Share Transactions	2,707,389	15,801,514	109,933,541	702,692
Total Increase in Net Assets	6,086,673	23,827,930	152,944,185	1,969,972
Net Assets
Beginning of period	—	—	—	—
End of period	$6,086,673	$23,827,930	$152,944,185	$1,969,972
Accumulated Net Investment Income (Loss)	$22,693	$(82,980)	$392,274	$14,179

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Global Equity Fund	Touchstone Global Real Estate Fund	Touchstone Healthcare and Biotechnology Fund
	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations
Net investment income (loss)	$41,332	$95,911	$(17,235)	$(226,577)
Net realized gains (losses) from security transactions	(20,378)	138,925	5,376,112	(10,671,346)
Net realized gains (losses) from foreign currency transactions	(5,684)	(865)	55	(137,152)
Net change in unrealized appreciation/depreciation on investments	313,249	318,490	(3,524,128)	(562,790)
Net change in unrealized appreciation/depreciation from foreign currency transactions	345	(26)	—	734
Net Increase (Decrease) in Net Assets from Operations	328,864	552,435	1,834,804	(11,597,131)
Distributions to Shareholders
From net investment income, Class A	—	(11,322)	—	—
From net investment income, Class C	—	(2,628)	—	—
From net investment income, Class Y	—	(3,504)	—	—
From net investment income, Institutional Class	(661)	(72,747)	—	—
Decrease in Net Assets from Distributions to Shareholders	(661)	(90,201)	—	—
From Capital Share Transactions
Class A
Proceeds from shares sold	2,163,712	1,809,940	3,388,085	13,960,719
Reinvested distributions	—	4,131	—	—
Payments for shares redeemed	(434,302)	(918,136)	(15,401,735)	(30,335,581)
Net Increase (Decrease) in Net Assets from Class A Share Transactions	1,729,410	895,935	(12,013,650)	(16,374,862)
Class C
Proceeds from shares sold	102,506	107,708	71,965	592,896
Reinvested distributions	—	1,801	—	—
Payments for shares redeemed	(2,578)	(2,579)	(1,246,774)	(1,993,164)
Net Increase (Decrease) in Net Assets from Class C Share Transactions	99,928	106,930	(1,174,809)	(1,400,268)
Class Y
Proceeds from shares sold	135,007	112,416	—	—
Reinvested distributions	—	2,338	—	—
Payments for shares redeemed	(2,585)	(2,587)	—	—
Net Increase in Net Assets from Class Y Share Transactions	132,422	112,167	—	—
Institutional Class
Proceeds from shares sold	2,902,660	2,728,086	—	—
Reinvested distributions	661	62,162	—	—
Payments for shares redeemed	(2,585)	(2,805)	—	—
Net Increase in Net Assets from Institutional Class Share Transactions	2,900,736	2,787,443	—	—
Total Increase (Decrease) in Net Assets	5,190,699	4,364,709	(11,353,655)	(29,372,261)
Net Assets
Beginning of year	—	—	37,515,254	66,887,515
End of year	$5,190,699	$4,364,709	$26,161,599	$37,515,254
Accumulated Net Investment Income (Loss)	$35,934	$16,594	$—	$(13,459)

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Intermediate Fixed Income Fund		Touchstone International Fixed Income Fund	Touchstone Large Cap Relative Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2010
From Operations
Net investment income	$3,092,916	$845,951	$122,984	$29,177
Net realized gains (losses) from security transactions	1,261,788	(1,842,058)	(90,113)	1,676
Net realized gains from foreign currency transactions	—	—	742,740	—
Net change in unrealized appreciation/depreciation on investments	4,058,725	3,248,154	381,935	333,907
Net change in unrealized appreciation/depreciation from foreign currency transactions	—	—	26,743	—
Net Increase in Net Assets from Operations	8,413,429	2,252,047	1,184,289	364,760
Distributions to Shareholders
From net investment income, Class A	—	—	(4,889)	(671)
From net investment income, Class C	—	—	(1,083)	—
From net investment income, Class Y	—	—	(1,666)	(375)
From net investment income, Institutional Class	(3,085,391)	(855,228)	(114,989)	(12,250)
Decrease in Net Assets from Distributions to Shareholders	(3,085,391)	(855,228)	(122,627)	(13,296)
From Capital Share Transactions
Class A
Proceeds from shares sold	—	—	1,245,905	478,479
Reinvested distributions	—	—	3,105	234
Payments for shares redeemed	—	—	(13,119)	(20,601)
Net Increase in Net Assets from Class A Share Transactions	—	—	1,235,891	458,112
Class C
Proceeds from shares sold	—	—	435,129	224,349
Reinvested distributions	—	—	732	—
Payments for shares redeemed	—	—	(61,506)	(5,682)
Net Increase in Net Assets from Class C Share Transactions	—	—	374,355	218,667
Class Y
Proceeds from shares sold	—	—	243,298	102,690
Reinvested distributions	—	—	1,369	185
Payments for shares redeemed	—	—	(65,259)	(2,693)
Net Increase in Net Assets from Class Y Share Transactions	—	—	179,408	100,182
Institutional Class
Proceeds from shares sold	10,603,276	99,192,335	6,724,021	2,708,680
Reinvested distributions	70,548	370,061	93,468	6,070
Payments for shares redeemed	(10,588,435)	(12,610,797)	(2,501)	(2,693)
Net Increase in Net Assets from Institutional Class Share Transactions	85,389	86,951,599	6,814,988	2,712,057
Total Increase in Net Assets	5,413,427	88,348,418	9,666,304	3,840,482
Net Assets
Beginning of year	103,724,982	15,376,564	—	—
End of year	$109,138,409	$103,724,982	$9,666,304	$3,840,482
Accumulated Net Investment Income	$6,862	$1,292	$628,712	$16,828

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Market Neutral Equity Fund	Touchstone Mid Cap Fund (A)		Touchstone Mid Cap Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010
From Operations
Net investment income (loss)	$(132,337)	$1,008,789	$1,187,396	$102,980
Net realized gains (losses) from security transactions	(448,319)	23,865,581	(134,664,066)	238,449
Net change in unrealized appreciation/depreciation on investments	226,121	(6,883,713)	51,982,386	758,442
Net Increase (Decrease) in Net Assets from Operations	(354,535)	17,990,657	(81,494,284)	1,099,871
Distributions to Shareholders
From net investment income, Class A	—	(2,244)	(760)	(1,976)
From net investment income, Class C	—	—	—	(432)
From net investment income, Class Y	—	(1,190,969)	(1,025,805)	(2,739)
From net investment income, Class Z	—	(9,678)	(6,806)	—
From net investment income, Institutional Class	—	—	—	(62,130)
From net realized gains, Class A	—	—	(679)	—
From net realized gains, Class C	—	—	(196)	—
From net realized gains, Class Y	—	—	(544,160)	—
From net realized gains, Class Z	—	—	(6,060)	—
Decrease in Net Assets from Distributions to Shareholders	—	(1,202,891)	(1,584,466)	(67,277)
From Capital Share Transactions
Class A
Proceeds from shares sold	1,378,205	315,759	356,417	510,831
Reinvested distributions	—	1,943	1,271	1,628
Payments for shares redeemed	(742,866)	(136,363)	(86,398)	(180,663)
Net Increase in Net Assets from Class A Share Transactions	635,339	181,339	271,290	331,796
Class C
Proceeds from shares sold	179,574	74,942	177,196	115,187
Reinvested distributions	—	—	196	432
Payments for shares redeemed	(7,513)	(17,589)	(51,251)	(2,665)
Net Increase in Net Assets from Class C Share Transactions	172,061	57,353	126,141	112,954
Class Y
Proceeds from shares sold	32,758,376	4,737,552	62,211,281	531,122
Reinvested distributions	—	60,646	135,921	1,817
Payments for shares redeemed	(27,786)	(66,295,717)	(233,893,142)	(2,681)
Net Increase (Decrease) in Net Assets from Class Y Share Transactions	32,730,590	(61,497,519)	(171,545,940)	530,258
Class Z
Proceeds from shares sold	—	1,292,972	905,071	—
Reinvested distributions	—	9,404	11,591	—
Payments for shares redeemed	—	(2,500,722)	(1,753,109)	—
Net Decrease in Net Assets from Class Z Share Transactions	—	(1,198,346)	(836,447)	—
Institutional Class
Proceeds from shares sold	—	—	—	38,539,982
Reinvested distributions	—	—	—	29,266
Payments for shares redeemed	—	—	—	(2,672)
Net Increase in Net Assets from Institutional Class Share Transactions	—	—	—	38,566,576
Total Increase (Decrease) in Net Assets	33,183,455	(45,669,407)	(255,063,706)	40,574,178
Net Assets
Beginning of year	—	170,748,774	425,812,480	—
End of year	$33,183,455	$125,079,367	$170,748,774	$40,574,178
Accumulated Net Investment Income (Loss)	$(9,165)	$185,791	$224,960	$35,000

(A)  Effective January 28, 2010, Institutional Class shares of Mid Cap Fund were renamed Class Y shares.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Premium Yield Equity Fund		Touchstone Sands Capital Select Growth Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations
Net investment income (loss)	$1,046,941	$660,837	$(3,800,152)	$(2,302,601)
Net realized gains (losses) from security transactions	50,767	(6,642,383)	23,075,415	(121,258,262)
Net change in unrealized appreciation/depreciation on investments	2,562,610	3,246,251	76,755,229	118,207,340
Net change in unrealized appreciation/depreciation from foreign currency transactions	(7)	—	—	—
Net Increase (Decrease) in Net Assets from Operations	3,660,311	(2,735,295)	96,030,492	(5,353,523)
Distributions to Shareholders
From net investment income, Class A	(667,836)	(617,662)	—	—
From net investment income, Class C	(122,960)	(38,913)	—	—
From net investment income, Class Y	(223,195)	(4,260)	—	—
Decrease in Net Assets from Distributions to Shareholders	(1,013,991)	(660,835)	—	—
From Capital Share Transactions
Class A
Proceeds from shares sold	2,968,118	3,921,903	—	—
Reinvested distributions	586,882	586,503	—	—
Payments for shares redeemed	(2,878,322)	(406,034)	—	—
Net Increase in Net Assets from Class A Share Transactions	676,678	4,102,372	—	—
Class C
Proceeds from shares sold	3,646,302	2,576,967	—	—
Reinvested distributions	76,606	24,214	—	—
Payments for shares redeemed	(575,335)	(45,939)	—	—
Net Increase in Net Assets from Class C Share Transactions	3,147,573	2,555,242	—	—
Class Y
Proceeds from shares sold	11,881,432	507,005	45,593,062	24,126,933
Reinvested distributions	168,237	4,260	—	—
Payments for shares redeemed	(1,417,237)	(4,189)	(26,763,035)	(67,763,802)
Net Increase (Decrease) in Net Assets from Class Y Share Transactions	10,632,432	507,076	18,830,027	(43,636,869)
Class Z
Proceeds from shares sold	—	—	257,169,126	162,783,632
Reinvested distributions	—	—	—	—
Payments for shares redeemed	—	—	(127,486,213)	(192,550,314)
Net Increase (Decrease) in Net Assets from Class Z Share Transactions	—	—	129,682,913	(29,766,682)
Total Increase (Decrease) in Net Assets	17,103,003	3,768,560	244,543,432	(78,757,074)
Net Assets
Beginning of year	23,748,773	19,980,213	416,117,887	494,874,961
End of year	$40,851,776	$23,748,773	$660,661,319	$416,117,887
Accumulated Net Investment Income (Loss)	$28,330	$(4,195)	$—	$—

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Short Duration Fixed Income Fund		Touchstone Small Cap Core Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009 (A)	Year Ended September 30, 2010
From Operations
Net investment income	$1,260,873	$1,449,500	$204,546
Net realized gains (losses) from security transactions	91,449	149,559	(314,666)
Net change in unrealized appreciation/depreciation on investments	73,170	1,486,380	4,836,454
Net Increase in Net Assets from Operations	1,425,492	3,085,439	4,726,334
Distributions to Shareholders
From net investment income, Class Y	(19,058)	(3,115)	—
From net investment income, Class Z	(1,309,105)	(1,476,456)	—
From net investment income, Institutional Class	—	—	(9,676)
Decrease in Net Assets from Distributions to Shareholders	(1,328,163)	(1,479,571)	(9,676)
From Capital Share Transactions
Class A
Proceeds from shares sold	—	—	57,444,349
Reinvested distributions	—	—	—
Payments for shares redeemed	—	—	(9,088,619)
Net Increase in Net Assets from Class A Share Transactions	—	—	48,355,730
Class C
Proceeds from shares sold	—	—	5,255,017
Reinvested distributions	—	—	—
Payments for shares redeemed	—	—	(229,528)
Net Increase in Net Assets from Class C Share Transactions	—	—	5,025,489
Class Y
Proceeds from shares sold	922,720	583,877	35,903,813
Reinvested distributions	10,514	3,203	—
Payments for shares redeemed	(758,186)	(60)	(4,138,193)
Net Increase in Net Assets from Class Y Share Transactions	175,048	587,020	31,765,620
Class Z
Proceeds from shares sold	7,512,315	4,828,650	—
Reinvested distributions	1,152,025	1,447,580	—
Payments for shares redeemed	(9,099,002)	(11,117,272)	—
Net Decrease in Net Assets from Class Z Share Transactions	(434,662)	(4,841,042)	—
Institutional Class
Proceeds from shares sold	—	—	12,486,385
Reinvested distributions	—	—	9,676
Payments for shares redeemed	—	—	(3,081,576)
Net Increase in Net Assets from Institutional Class Share Transactions	—	—	9,414,485
Total Increase (Decrease) in Net Assets	(162,285)	(2,648,154)	99,277,982
Net Assets
Beginning of year	44,340,596	46,988,750	—
End of year	$44,178,311	$44,340,596	$99,277,982
Accumulated Net Investment Income	$79,721	$27,777	$168,505

(A)  Class Y represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Small Cap Value Opportunities Fund		Touchstone Ultra Short Duration Fixed Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
From Operations
Net investment income	$1,786	$169,523	$2,565,502	$4,034,852
Net realized gains (losses) from security transactions	11,410,624	(38,806,211)	194,688	(3,327,009)
Net change in unrealized appreciation/depreciation on investments	(3,524,275)	15,045,658	606,191	2,081,033
Net Increase (Decrease) in Net Assets from Operations	7,888,135	(23,591,030)	3,366,381	2,788,876
Distributions to Shareholders
From net investment income, Class Z	—	(155,058)	(3,337,850)	(4,095,134)
From net realized gains, Class Z	—	(135,276)	—	—
Decrease in Net Assets from Distributions to Shareholders	—	(290,334)	(3,337,850)	(4,095,134)
From Capital Share Transactions
Class Z
Proceeds from shares sold	10,847,236	13,589,393	193,844,586	39,273,005
Reinvested distributions	—	279,749	2,696,793	3,943,039
Payments for shares redeemed	(38,228,648)	(38,054,151)	(68,472,264)	(77,194,787)
Net Increase (Decrease) in Net Assets from Class Z Share Transactions	(27,381,412)	(24,185,009)	128,069,115	(33,978,743)
Total Increase (Decrease) in Net Assets	(19,493,277)	(48,066,373)	128,097,646	(35,285,001)
Net Assets
Beginning of year	84,046,141	132,112,514	108,552,257	143,837,258
End of year	$64,552,864	$84,046,141	$236,649,903	$108,552,257
Accumulated Net Investment Income	$56,761	$16,060	$137,423	$123,995

See accompanying notes to financial statements.

Financial Highlights

Touchstone Capital Appreciation Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	0.58
Total from investment operations	0.61
Net asset value at end of period	$10.61
Total return (B)	6.10%
Net assets at end of period (000s)	$2,728
Ratio of net expenses to average net assets	1.19%
Ratio of gross expenses to average net assets	2.38%
Ratio of net investment income to average net assets	0.38%
Portfolio turnover rate	33%

Touchstone Capital Appreciation Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains (losses) on investments	0.56
Total from investment operations	0.53
Net asset value at end of period	$10.53
Total return (B)	5.30%
Net assets at end of period (000s)	$352
Ratio of net expenses to average net assets	1.94%
Ratio of gross expenses to average net assets	2.99%
Ratio of net investment loss to average net assets	(0.37%)
Portfolio turnover rate	33%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Capital Appreciation Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	0.58
Total from investment operations	0.64
Less distributions from net investment income	(0.01)
Net asset value at end of period	$10.63
Total return	6.42%
Net assets at end of period (000s)	$132
Ratio of net expenses to average net assets	0.94%
Ratio of gross expenses to average net assets	2.20%
Ratio of net investment income to average net assets	0.62%
Portfolio turnover rate	33%

Touchstone Capital Appreciation Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	0.56
Total from investment operations	0.65
Less distributions from net investment income	(0.03)
Net asset value at end of period	$10.62
Total return	6.48%
Net assets at end of period (000s)	$2,875
Ratio of net expenses to average net assets	0.79%
Ratio of gross expenses to average net assets	1.94%
Ratio of net investment income to average net assets	0.79%
Portfolio turnover rate	33%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Core Plus Fixed Income Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.31
Net realized and unrealized gains (losses) on investments	0.42
Total from investment operations	0.73
Less distributions from net investment income	(0.32)
Net asset value at end of period	$10.41
Total return (B)	7.46%
Net assets at end of period (000s)	$4,819
Ratio of net expenses to average net assets	0.95%
Ratio of gross expenses to average net assets	1.60%
Ratio of net investment income to average net assets	3.36%
Portfolio turnover rate	160%

Touchstone Core Plus Fixed Income Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.24
Net realized and unrealized gains (losses) on investments	0.41
Total from investment operations	0.65
Less distributions from net investment income	(0.25)
Net asset value at end of period	$10.40
Total return (B)	6.63%
Net assets at end of period (000s)	$1,868
Ratio of net expenses to average net assets	1.70%
Ratio of gross expenses to average net assets	2.32%
Ratio of net investment income to average net assets	2.60%
Portfolio turnover rate	160%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Core Plus Fixed Income Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.33
Net realized and unrealized gains (losses) on investments	0.42
Total from investment operations	0.75
Less distributions from net investment income	(0.34)
Net asset value at end of period	$10.41
Total return	7.70%
Net assets at end of period (000s)	$817
Ratio of net expenses to average net assets	0.70%
Ratio of gross expenses to average net assets	1.36%
Ratio of net investment income to average net assets	3.58%
Portfolio turnover rate	160%

Touchstone Core Plus Fixed Income Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.35
Net realized and unrealized gains (losses) on investments	0.43
Total from investment operations	0.78
Less distributions from net investment income	(0.37)
Net asset value at end of period	$10.41
Total return	7.92%
Net assets at end of period (000s)	$16,325
Ratio of net expenses to average net assets	0.50%
Ratio of gross expenses to average net assets	1.23%
Ratio of net investment income to average net assets	3.74%
Portfolio turnover rate	160%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	2.65
Total from investment operations	2.68
Net asset value at end of period	$12.68
Total return (B)	26.80%
Net assets at end of period (000s)	$10,343
Ratio of net expenses to average net assets	1.74%
Ratio of gross expenses to average net assets	2.25%
Ratio of net investment income to average net assets	0.76%
Portfolio turnover rate	8%

Touchstone Emerging Markets Equity Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.00	) (C)
Net realized and unrealized gains (losses) on investments	2.58
Total from investment operations	2.58
Net asset value at end of period	$12.58
Total return (B)	25.80%
Net assets at end of period (000s)	$3,590
Ratio of net expenses to average net assets	2.49%
Ratio of gross expenses to average net assets	2.99%
Ratio of net investment loss to average net assets	(0.03%)
Portfolio turnover rate	8%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.01
Net realized and unrealized gains (losses) on investments	2.71
Total from investment operations	2.72
Net asset value at end of period	$12.72
Total return	27.10%
Net assets at end of period (000s)	$13,597
Ratio of net expenses to average net assets	1.49%
Ratio of gross expenses to average net assets	2.10%
Ratio of net investment income to average net assets	0.86%
Portfolio turnover rate	8%

Touchstone Emerging Markets Equity Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gains (losses) on investments	2.69
Total from investment operations	2.74
Net asset value at end of period	$12.74
Total return	27.40%
Net assets at end of period (000s)	$125,414
Ratio of net expenses to average net assets	1.34%
Ratio of gross expenses to average net assets	1.74%
Ratio of net investment income to average net assets	1.26%
Portfolio turnover rate	8%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Focused Equity Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	0.93
Total from investment operations	0.95
Net asset value at end of period	$10.95
Total return (B)	9.40	% (C)
Net assets at end of period (000s)	$814
Ratio of net expenses to average net assets	1.20	% (D)
Ratio of gross expenses to average net assets	4.65	% (D)
Ratio of net investment income to average net assets	0.46	% (D)
Portfolio turnover rate	101	% (C)

Touchstone Focused Equity Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains (losses) on investments	0.89
Total from investment operations	0.88
Net asset value at end of period	$10.88
Total return (B)	8.90	% (C)
Net assets at end of period (000s)	$187
Ratio of net expenses to average net assets	1.95	% (D)
Ratio of gross expenses to average net assets	5.45	% (D)
Ratio of net investment loss to average net assets	(0.24	%) (D)
Portfolio turnover rate	101	% (C)

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Focused Equity Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.04
Net realized and unrealized gains (losses) on investments	0.92
Total from investment operations	0.96
Net asset value at end of period	$10.96
Total return	9.60	% (B)
Net assets at end of period (000s)	$201
Ratio of net expenses to average net assets	0.95	% (C)
Ratio of gross expenses to average net assets	4.62	% (C)
Ratio of net investment income to average net assets	0.81	% (C)
Portfolio turnover rate	101	% (B)

Touchstone Focused Equity Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.17
Net realized and unrealized gains (losses) on investments	0.80
Total from investment operations	0.97
Net asset value at end of period	$10.97
Total return	9.70	% (B)
Net assets at end of period (000s)	$768
Ratio of net expenses to average net assets	0.80	% (C)
Ratio of gross expenses to average net assets	3.66	% (C)
Ratio of net investment income to average net assets	0.99	% (C)
Portfolio turnover rate	101	% (B)

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Equity Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.04
Net realized and unrealized gains (losses) on investments	0.61
Total from investment operations	0.65
Net asset value at end of period	$10.65
Total return (B)	6.50%
Net assets at end of period (000s)	$1,857
Ratio of net expenses to average net assets	1.34%
Ratio of gross expenses to average net assets	3.75%
Ratio of net investment income to average net assets	1.56%
Portfolio turnover rate	68%

Touchstone Global Equity Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.00	(C)
Net realized and unrealized gains (losses) on investments	0.57
Total from investment operations	0.57
Net asset value at end of period	$10.57
Total return (B)	5.70%
Net assets at end of period (000s)	$106
Ratio of net expenses to average net assets	2.09%
Ratio of gross expenses to average net assets	4.28%
Ratio of net investment income to average net assets	0.02%
Portfolio turnover rate	68%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Equity Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	0.59
Total from investment operations	0.68
Net asset value at end of period	$10.68
Total return	6.70%
Net assets at end of period (000s)	$142
Ratio of net expenses to average net assets	1.09%
Ratio of gross expenses to average net assets	3.38%
Ratio of net investment income to average net assets	1.05%
Portfolio turnover rate	68%

Touchstone Global Equity Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.11
Net realized and unrealized gains (losses) on investments	0.58
Total from investment operations	0.69
Less distributions from net investment income	(0.00	) (B)
Net asset value at end of period	$10.69
Total return	6.93%
Net assets at end of period (000s)	$3,086
Ratio of net expenses to average net assets	0.94%
Ratio of gross expenses to average net assets	3.11%
Ratio of net investment income to average net assets	1.18%
Portfolio turnover rate	68%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Real Estate Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.36
Net realized and unrealized gains (losses) on investments	1.45
Total from investment operations	1.81
Less distributions from net investment income	(0.35)
Net asset value at end of period	$11.46
Total return (B)	18.54%
Net assets at end of period (000s)	$881
Ratio of net expenses to average net assets	1.39%
Ratio of gross expenses to average net assets	4.27%
Ratio of net investment income to average net assets	2.94%
Portfolio turnover rate	107%

Touchstone Global Real Estate Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.17
Net realized and unrealized gains (losses) on investments	1.58
Total from investment operations	1.75
Less distributions from net investment income	(0.25)
Net asset value at end of period	$11.50
Total return (B)	17.75%
Net assets at end of period (000s)	$123
Ratio of net expenses to average net assets	2.14%
Ratio of gross expenses to average net assets	4.60%
Ratio of net investment income to average net assets	1.60%
Portfolio turnover rate	107%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Global Real Estate Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.28
Net realized and unrealized gains (losses) on investments	1.58
Total from investment operations	1.86
Less distributions from net investment income	(0.33)
Net asset value at end of period	$11.53
Total return	18.90%
Net assets at end of period (000s)	$129
Ratio of net expenses to average net assets	1.14%
Ratio of gross expenses to average net assets	3.62%
Ratio of net investment income to average net assets	2.61%
Portfolio turnover rate	107%

Touchstone Global Real Estate Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.29
Net realized and unrealized gains (losses) on investments	1.59
Total from investment operations	1.88
Less distributions from net investment income	(0.27)
Net asset value at end of period	$11.61
Total return	19.12%
Net assets at end of period (000s)	$3,232
Ratio of net expenses to average net assets	0.99%
Ratio of gross expenses to average net assets	3.34%
Ratio of net investment income to average net assets	2.75%
Portfolio turnover rate	107%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Healthcare and Biotechnology Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.72	$15.10	$18.28	$15.91	$16.13
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.07)	(0.11)	(0.14)	(0.18)
Net realized and unrealized gains (losses) on investments	0.72	(2.31)	(1.09)	3.10	0.40
Total from investment operations	0.73	(2.38)	(1.20)	2.96	0.22
Less distributions:
Distributions from net realized gains	—	—	(1.65)	(0.59)	(0.44)
Distributions from return of capital	—	—	(0.33)	—	—
Total distributions	—	—	(1.98)	(0.59)	(0.44)
Net asset value at end of period	$13.45	$12.72	$15.10	$18.28	$15.91
Total return (A)	5.74%	(15.76%)	(7.82%)	19.25%	1.37%
Net assets at end of period (000's)	$23,696	$34,029	$60,959	$53,295	$55,120
Ratio of net expenses to average net assets	1.55%	1.55%	1.55%	1.67%	1.85	% (B)
Ratio of gross expenses to average net assets	2.13%	1.91%	1.73%	1.80%	1.85%
Ratio of net investment income (loss) to average net assets	0.02%	(0.43%)	(0.72%)	(0.63%)	(0.99%)
Portfolio turnover rate	180%	162%	127%	156%	158%

Touchstone Healthcare and Biotechnology Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2010	2009	2008	2007 (E)
Net asset value at beginning of period	$12.44	$14.90	$18.19	$15.98
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.17)	(0.16)	(0.03)
Net realized and unrealized gains (losses) on investments	0.84	(2.29)	(1.15)	2.83
Total from investment operations	0.62	(2.46)	(1.31)	2.80
Less distributions:
Distributions from net realized gains	—	—	(1.65)	(0.59)
Distributions from return of capital	—	—	(0.33)	—
Total distributions	—	—	(1.98)	(0.59)
Net asset value at end of period	$13.06	$12.44	$14.90	$18.19
Total return (A)	4.98%	(16.51%)	(8.53%)	18.15	% (C)
Net assets at end of period (000s)	$2,465	$3,486	$5,929	$1,396
Ratio of net expenses to average net assets	2.30%	2.30%	2.30%	2.23	% (D)
Ratio of gross expenses to average net assets	3.22%	2.93%	2.64%	2.57	% (D)
Ratio of net investment loss to average net assets	(0.76%)	(1.17%)	(1.46%)	(1.27	%) (D)
Portfolio turnover rate	180%	162%	127%	156	% (C)

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

(C)  Not annualized.

(D)  Annualized.

(E)  Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Intermediate Fixed Income Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$8.73	$8.90	$9.51	$9.58	$9.94
Income (loss) from investment operations:
Net investment income	0.25	0.30	0.44	0.45	0.39
Net realized and unrealized gains (losses) on investments	0.43	(0.17)	(0.60)	(0.07)	(0.12)
Total from investment operations	0.68	0.13	(0.16)	0.38	0.27
Less distributions:
Dividends from net investment income	(0.25)	(0.30)	(0.45)	(0.45)	(0.40)
Distributions from net realized gains	—	—	—	—	(0.23)
Total distributions	(0.25)	(0.30)	(0.45)	(0.45)	(0.63)
Net asset value at end of period	$9.16	$8.73	$8.90	$9.51	$9.58
Total return	7.92%	1.44%	(1.95%)	4.07%	2.87%
Net assets at end of period (000's)	$109,138	$103,725	$15,377	$19,485	$21,689
Ratio of net expenses to average net assets	0.40%	0.52%	0.85%	0.87%	0.91	% (A)
Ratio of gross expenses to average net assets	0.69%	0.83%	1.15%	0.99%	0.95%
Ratio of net investment income to average net assets	2.84%	3.12%	4.61%	4.72%	4.13%
Portfolio turnover rate	71%	125%	62%	71%	62%

(A)  The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone International Fixed Income Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	1.38
Total from investment operations	1.50
Less distributions from net investment income	(0.12)
Net asset value at end of period	$11.38
Total return (B)	15.15%
Net assets at end of period (000s)	$1,319
Ratio of net expenses to average net assets	1.09%
Ratio of gross expenses to average net assets	2.47%
Ratio of net investment income to average net assets	1.39%
Portfolio turnover rate	160%

Touchstone International Fixed Income Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gains (losses) on investments	1.37
Total from investment operations	1.42
Less distributions from net investment income	(0.05)
Net asset value at end of period	$11.37
Total return (B)	14.29%
Net assets at end of period (000s)	$407
Ratio of net expenses to average net assets	1.84%
Ratio of gross expenses to average net assets	3.16%
Ratio of net investment income to average net assets	0.59%
Portfolio turnover rate	160%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone International Fixed Income Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.16
Net realized and unrealized gains (losses) on investments	1.37
Total from investment operations	1.53
Less distributions from net investment income	(0.16)
Net asset value at end of period	$11.37
Total return	15.41%
Net assets at end of period (000s)	$193
Ratio of net expenses to average net assets	0.84%
Ratio of gross expenses to average net assets	2.50%
Ratio of net investment income to average net assets	1.52%
Portfolio turnover rate	160%

Touchstone International Fixed Income Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.17
Net realized and unrealized gains (losses) on investments	1.37
Total from investment operations	1.54
Less distributions from net investment income	(0.17)
Net asset value at end of period	$11.37
Total return	15.59%
Net assets at end of period (000s)	$7,746
Ratio of net expenses to average net assets	0.69%
Ratio of gross expenses to average net assets	1.64%
Ratio of net investment income to average net assets	1.67%
Portfolio turnover rate	160%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Large Cap Relative Value Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gains (losses) on investments	1.08
Total from investment operations	1.13
Less distributions from net investment income	(0.02)
Net asset value at end of period	$11.11
Total return (B)	11.34%
Net assets at end of period (000s)	$476
Ratio of net expenses to average net assets	1.19%
Ratio of gross expenses to average net assets	3.22%
Ratio of net investment income to average net assets	0.52%
Portfolio turnover rate	2%

Touchstone Large Cap Relative Value Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on investments	1.07
Total from investment operations	1.05
Less distributions from net investment income	—
Net asset value at end of period	$11.05
Total return (B)	10.50%
Net assets at end of period (000s)	$235
Ratio of net expenses to average net assets	1.94%
Ratio of gross expenses to average net assets	3.69%
Ratio of net investment loss to average net assets	(0.24%)
Portfolio turnover rate	2%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Large Cap Relative Value Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized gains (losses) on investments	1.07
Total from investment operations	1.16
Less distributions from net investment income	(0.04)
Net asset value at end of period	$11.12
Total return	11.58%
Net assets at end of period (000s)	$112
Ratio of net expenses to average net assets	0.94%
Ratio of gross expenses to average net assets	2.77%
Ratio of net investment income to average net assets	0.78%
Portfolio turnover rate	2%

Touchstone Large Cap Relative Value Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.10
Net realized and unrealized gains (losses) on investments	1.08
Total from investment operations	1.18
Less distributions from net investment income	(0.05)
Net asset value at end of period	$11.13
Total return	11.76%
Net assets at end of period (000s)	$3,018
Ratio of net expenses to average net assets	0.79%
Ratio of gross expenses to average net assets	2.48%
Ratio of net investment income to average net assets	0.93%
Portfolio turnover rate	2%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Market Neutral Equity Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.13)
Net realized and unrealized gains (losses) on investments	(0.14)
Total from investment operations	(0.27)
Net asset value at end of period	$9.73
Total return (B)	(2.70%)
Net assets at end of period (000s)	$610
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.79%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.61%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	3.89%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	2.70%
Ratio of net investment loss to average net assets	(1.38%)
Portfolio turnover rate	377%

Touchstone Market Neutral Equity Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.16)
Net realized and unrealized gains (losses) on investments	(0.18)
Total from investment operations	(0.34)
Net asset value at end of period	$9.66
Total return (B)	(3.40%)
Net assets at end of period (000s)	$168
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	3.40%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	2.37%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	4.48%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	3.44%
Ratio of net investment loss to average net assets	(2.18%)
Portfolio turnover rate	377%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Market Neutral Equity Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains (losses) on investments	(0.21)
Total from investment operations	(0.25)
Net asset value at end of period	$9.75
Total return	(2.50%)
Net assets at end of period (000s)	$32,406
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.48%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.38%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	3.39%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	2.29%
Ratio of net investment loss to average net assets	(1.15%)
Portfolio turnover rate	377%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$11.20	$13.07	$17.86	$18.14
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.04	(0.02)	(0.00	) (B)
Net realized and unrealized gains (losses) on investments	1.24	(1.85)	(4.60)	(0.28)
Total from investment operations	1.53	(1.81)	(4.62)	(0.28)
Less distributions:
Dividends from net investment income	(0.06)	(0.03)	—	—
Distributions from net realized gains	—	(0.03)	(0.17)	—
Total distributions	(0.06)	(0.06)	(0.17)	—
Net asset value at end of period	$12.67	$11.20	$13.07	$17.86
Total return (C)	13.72%	(13.81%)	(26.11%)	(1.54	%) (D)
Net assets at end of period (000s)	$685	$453	$159	$210
Ratio of net expenses to average net assets	1.21%	1.15%	1.15%	0.94	% (E)
Ratio of gross expenses to average net assets	2.84%	3.84%	4.09%	14.21	% (E)
Ratio of net investment income (loss) to average net assets	0.34%	0.39%	(0.16%)	(0.09	%) (E)
Portfolio turnover rate	132%	187%	157%	193	% (D)

Touchstone Mid Cap Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$11.19	$13.12	$17.84	$18.14
Loss from investment operations:
Net investment loss	(0.04)	(0.03)	(0.15)	(0.02)
Net realized and unrealized gains (losses) on investments	1.43	(1.87)	(4.40)	(0.28)
Total from investment operations	1.39	(1.90)	(4.55)	(0.30)
Distributions from net realized gains	—	(0.03)	(0.17)	—
Net asset value at end of period	$12.58	$11.19	$13.12	$17.84
Total return (C)	12.42%	(14.47%)	(25.74%)	(1.65	%) (D)
Net assets at end of period (000s)	$249	$169	$30	$36
Ratio of net expenses to average net assets	1.94%	1.90%	1.90%	1.35	% (E)
Ratio of gross expenses to average net assets	4.57%	6.99%	31.40%	28.68	% (E)
Ratio of net investment loss to average net assets	(0.40%)	(0.38%)	(0.91%)	(0.51	%) (E)
Portfolio turnover rate	132%	187%	157%	193	% (D)

(A)  Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)  Amount rounds to less than $0.01 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.25	$13.14	$17.91	$15.28	$15.36
Income (loss) from investment operations:
Net investment income	0.08	0.07	0.01	0.11	0.04
Net realized and unrealized gains (losses) on investments	1.44	(1.88)	(4.61)	2.65	1.00
Total from investment operations	1.52	(1.81)	(4.60)	2.76	1.04
Less distributions:
Dividends from net investment income	(0.09)	(0.05)	—	(0.13)	(0.03)
Distributions from net realized gains	—	(0.03)	(0.17)	—	(1.09)
Total distributions	(0.09)	(0.08)	(0.17)	(0.13)	(1.12)
Net asset value at end of period	$12.68	$11.25	$13.14	$17.91	$15.28
Total return	13.58%	(13.68%)	(25.92%)	18.13%	7.10%
Net assets at end of period (000s)	$123,493	$168,313	$422,356	$482,047	$87,032
Ratio of net expenses to average net assets	0.94%	0.90%	0.90%	0.90%	0.91	% (A)
Ratio of gross expenses to average net assets	1.07%	1.05%	1.03%	1.06%	1.81%
Ratio of net investment income to average net assets	0.71%	0.61%	0.09%	0.39%	0.82%
Portfolio turnover rate	132%	187%	157%	193%	323%

Touchstone Mid Cap Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2010	2009	2008	2007	2006 (B)
Net asset value at beginning of period	$11.18	$13.05	$17.85	$15.26	$16.73
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	(0.08)	0.09	0.01
Net realized and unrealized gains (losses) on investments	1.45	(1.84)	(4.55)	2.62	(1.48)
Total from investment operations	1.47	(1.81)	(4.63)	2.71	(1.47)
Less distributions:
Dividends from net investment income	(0.06)	(0.03)	—	(0.12)	—
Distributions from net realized gains	—	(0.03)	(0.17)	—	—
Total distributions	(0.06)	(0.06)	(0.17)	(0.12)	—
Net asset value at end of period	$12.59	$11.18	$13.05	$17.85	$15.26
Total return	13.20%	(13.83%)	(26.18%)	17.84%	(8.79	%) (C)
Net assets at end of period (000s)	$652	$1,814	$3,267	$15,203	$350
Ratio of net expenses to average net assets	1.19%	1.15%	1.15%	1.14%	1.16	% (D)(E)
Ratio of gross expenses to average net assets	2.14%	2.22%	1.48%	1.25%	1.82	% (D)
Ratio of net investment income (loss) to average net assets	0.45%	0.39%	(0.27%)	(0.12%)	0.65	% (D)
Portfolio turnover rate	132%	187%	157%	193%	323	% (C)

(A)  The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

(B)  Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(C)  Not annualized

(D)  Annualized.

(E)  The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gains (losses) on investments	1.74
Total from investment operations	1.86
Less distributions from net investment income	(0.10)
Net asset value at end of period	$11.76
Total return (B)	18.70%
Net assets at end of period (000s)	$345
Ratio of net expenses to average net assets	1.29%
Ratio of gross expenses to average net assets	3.07%
Ratio of net investment income to average net assets	1.07%
Portfolio turnover rate	45%

Touchstone Mid Cap Value Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	1.75
Total from investment operations	1.78
Less distributions from net investment income	(0.04)
Net asset value at end of period	$11.74
Total return (B)	17.88%
Net assets at end of period (000s)	$132
Ratio of net expenses to average net assets	2.04%
Ratio of gross expenses to average net assets	3.86%
Ratio of net investment income to average net assets	0.27%
Portfolio turnover rate	45%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.14
Net realized and unrealized gains (losses) on investments	1.76
Total from investment operations	1.90
Less distributions from net investment income	(0.11)
Net asset value at end of period	$11.79
Total return	19.07%
Net assets at end of period (000s)	$589
Ratio of net expenses to average net assets	1.04%
Ratio of gross expenses to average net assets	3.19%
Ratio of net investment income to average net assets	1.40%
Portfolio turnover rate	45%

Touchstone Mid Cap Value Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.10
Net realized and unrealized gains (losses) on investments	1.82
Total from investment operations	1.92
Less distributions from net investment income	(0.09)
Net asset value at end of period	$11.83
Total return	19.25%
Net assets at end of period (000s)	$39,509
Ratio of net expenses to average net assets	0.89%
Ratio of gross expenses to average net assets	1.93%
Ratio of net investment income to average net assets	1.66%
Portfolio turnover rate	45%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,		Period Ended September 30,
	2010	2009	2008 (A)
Net asset value at beginning of period	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.21	0.22	0.33
Net realized and unrealized gains (losses) on investments	0.54	(1.64)	(2.44)
Total from investment operations	0.75	(1.42)	(2.11)
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.32)
Distributions from return of capital	—	—	(0.01)
Total distributions	(0.20)	(0.21)	(0.33)
Net asset value at end of period	$6.48	$5.93	$7.56
Total return (B)	12.82%	(18.40%)	(21.48	%) (C)
Net assets at end of period (000s)	$22,441	$19,879	$19,411
Ratio of net expenses to average net assets	1.20%	1.20%	1.20	% (D)
Ratio of gross expenses to average net assets	1.40%	1.55%	1.53	% (D)
Ratio of net investment income to average net assets	3.30%	3.97%	4.68	% (D)
Portfolio turnover rate	29%	30%	181	% (C)

Touchstone Premium Yield Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,		Period Ended September 30,
	2010	2009	2008 (A)
Net asset value at beginning of period	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.10	0.29
Net realized and unrealized gains (losses) on investments	0.55	(1.55)	(2.45)
Total from investment operations	0.71	(1.45)	(2.16)
Less distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.27)
Distributions from return of capital	—	—	(0.01)
Total distributions	(0.15)	(0.18)	(0.28)
Net asset value at end of period	$6.49	$5.93	$7.56
Total return (B)	12.11%	(18.96%)	(21.95	%) (C)
Net assets at end of period (000s)	$6,870	$3,319	$567
Ratio of net expenses to average net assets	1.95%	1.95%	1.94	% (D)
Ratio of gross expenses to average net assets	2.23%	3.08%	5.31	% (D)
Ratio of net investment income to average net assets	2.60%	2.80%	3.93	% (D)
Portfolio turnover rate	29%	30%	181	% (C)

(A)  Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,		Period Ended September 30,
	2010	2009	2008 (A)
Net asset value at beginning of period	$5.92	$7.55	$8.30
Income (loss) from investment operations:
Net investment income	0.22	0.22	0.04
Net realized and unrealized gains (losses) on investments	0.54	(1.62)	(0.73)
Total from investment operations	0.76	(1.40)	(0.69)
Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.05)
Distributions from return of capital	—	—	(0.01)
Total Distributions	(0.21)	(0.23)	(0.06)
Net asset value at end of period	$6.47	$5.92	$7.55
Total return	13.14%	(18.22%)	(8.37	%) (B)
Net assets at end of period (000s)	$11,540	$551	$2
Ratio of net expenses to average net assets	0.95%	0.95%	0.90	% (C)
Ratio of gross expenses to average net assets	1.53%	13.70%	453.70	% (C)
Ratio of net investment income to average net assets	3.77%	2.97%	3.16	% (C)
Portfolio turnover rate	29%	30%	181	% (B)

(A)  Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$7.34	$6.86	$9.15	$7.60	$7.81
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.03)	(0.06)	(0.05)	(0.06)
Net realized and unrealized gains (losses) on investments	1.56	0.51	(2.23)	1.60	(0.15)
Total from investment operations	1.49	0.48	(2.29)	1.55	(0.21)
Net asset value at end of period	$8.83	$7.34	$6.86	$9.15	$7.60
Total return	20.44%	7.00%	(25.03%)	20.39%	(2.69%)
Net assets at end of period (000s)	$120,333	$82,918	$130,920	$213,672	$182,001
Ratio of net expenses to average net assets	1.22%	0.98%	1.16%	1.03%	1.10%
Ratio of gross expenses to average net assets	1.28%	1.05%	1.19%	1.03%	1.23%
Ratio of net investment loss to average net assets	(0.52%)	(0.48%)	(0.59%)	(0.67%)	(0.74%)
Portfolio turnover rate	27%	50%	39%	24%	24%

Touchstone Sands Capital Select Growth Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$7.24	$6.79	$9.08	$7.57	$7.80
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)	(0.06)	(0.09)	(0.05)
Net realized and unrealized gains (losses) on investments	1.50	0.49	(2.23)	1.60	(0.18)
Total from investment operations	1.46	0.45	(2.29)	1.51	(0.23)
Net asset value at end of period	$8.70	$7.24	$6.79	$9.08	$7.57
Total return	20.17%	6.63%	(25.22%)	19.95%	(2.95%)
Net assets at end of period (000s)	$540,329	$333,200	$363,955	$380,025	$365,390
Ratio of net expenses to average net assets	1.47%	1.23%	1.41%	1.29%	1.35%
Ratio of gross expenses to average net assets	1.53%	1.32%	1.43%	1.35%	1.48%
Ratio of net investment loss to average net assets	(0.79%)	(0.74%)	(0.85%)	(0.92%)	(0.99%)
Portfolio turnover rate	27%	50%	39%	24%	24%

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Short Duration Fixed Income Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2010	Period Ended September 30, 2009 (A)
Net asset value at beginning of period	$9.95	$9.79
Income from investment operations:
Net investment income	0.32	0.13
Net realized and unrealized gains (losses) on investments	0.03	0.16
Total from investment operations	0.35	0.29
Dividends from net investment income	(0.33)	(0.13)
Net asset value at end of period	$9.97	$9.95
Total return	3.61%	3.02	% (B)
Net assets at end of period (000's)	$767	$592
Ratio of net expenses to average net assets	0.49%	0.48	% (C)
Ratio of gross expenses to average net assets	3.98%	1.49	% (C)
Ratio of net investment income to average net assets	3.22%	3.03	% (C)
Portfolio turnover rate	45%	79	% (B)

Touchstone Short Duration Fixed Income Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.94	$9.59	$9.81	$9.76	$9.87
Income (loss) from investment operations:
Net investment income	0.29	0.32	0.45	0.45	0.38
Net realized and unrealized gains (losses) on investments	0.04	0.35	(0.22)	0.05	(0.07)
Total from investment operations	0.33	0.67	0.23	0.50	0.31
Dividends from net investment income	(0.31)	(0.32)	(0.45)	(0.45)	(0.42)
Net asset value at end of period	$9.96	$9.94	$9.59	$9.81	$9.76
Total return	3.36%	7.13%	2.36%	5.19%	3.23%
Net assets at end of period (000's)	$43,411	$43,749	$46,989	$59,192	$76,090
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.72%
Ratio of gross expenses to average net assets	1.04%	0.96%	0.94%	0.82%	0.74%
Ratio of net investment income to average net assets	2.94%	3.24%	4.60%	4.62%	3.97%
Portfolio turnover rate	45%	79%	25%	21%	10%

(A)  Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Core Fund — Class A (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	1.60
Total from investment operations	1.62
Net asset value at end of period	$11.62
Total return (B)	16.20%
Net assets at end of period (000s)	$50,110
Ratio of net expenses to average net assets	1.34%
Ratio of gross expenses to average net assets	1.55%
Ratio of net investment income to average net assets	0.32%
Portfolio turnover rate	29%

Touchstone Small Cap Core Fund — Class C (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on investments	1.57
Total from investment operations	1.55
Net asset value at end of period	$11.55
Total return (B)	15.50%
Net assets at end of period (000s)	$5,245
Ratio of net expenses to average net assets	2.09%
Ratio of gross expenses to average net assets	2.57%
Ratio of net investment loss to average net assets	(0.43%)
Portfolio turnover rate	29%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Core Fund — Class Y (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	1.64
Total from investment operations	1.67
Net asset value at end of period	$11.67
Total return	16.70%
Net assets at end of period (000s)	$33,536
Ratio of net expenses to average net assets	1.09%
Ratio of gross expenses to average net assets	1.31%
Ratio of net investment income to average net assets	0.61%
Portfolio turnover rate	29%

Touchstone Small Cap Core Fund — Institutional Class (A)

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30, 2010
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	1.61
Total from investment operations	1.67
Less distributions from net investment income	(0.02)
Net asset value at end of period	$11.65
Total return	16.74%
Net assets at end of period (000s)	$10,386
Ratio of net expenses to average net assets	0.94%
Ratio of gross expenses to average net assets	1.32%
Ratio of net investment income to average net assets	0.66%
Portfolio turnover rate	29%

(A)  The Fund commenced operations on October 1, 2009.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Small Cap Value Opportunities Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2010		2009	2008		2007	2006
Net asset value at beginning of period	$13.26		$15.45	$20.48		$18.94	$18.35
Income (loss) from investment operations:
Net investment income (loss)	0.00	(A)	0.02	(0.00	) (A)	(0.02)	(0.08)
Net realized and unrealized gains (losses) on investments	1.64		(2.17)	(3.22)		2.05	0.96
Total from investment operations	1.64		(2.15)	(3.22)		2.03	0.88
Less distributions:
Dividends from net investment income	—		(0.02)	(0.02)		—	(0.02)
Distributions from net realized gains	—		(0.02)	(1.79)		(0.49)	(0.27)
Total distributions	—		(0.04)	(1.81)		(0.49)	(0.29)
Net asset value at end of period	$14.90		$13.26	$15.45		$20.48	$18.94
Total return	12.37%		(13.90%)	(16.81%)		10.77%	4.84%
Net assets at end of period (000s)	$64,553		$84,046	$132,113		$204,027	$249,431
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%		1.58%	1.63	% (B)
Ratio of gross expenses to average net assets	1.73%		1.72%	1.74%		1.71%	1.65%
Ratio of net investment income (loss) to average net assets	0.00	% (A)	0.20%	(0.03%)		(0.01%)	(0.43%)
Portfolio turnover rate	158%		215%	222%		127%	99%

(A)  Amount rounds to less than $.0.01 per share or 0.01%.

(B)  The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	For the Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.66	$9.74	$10.08	$10.06	$10.08
Income (loss) from investment operations:
Net investment income	0.18	0.32	0.47	0.53	0.44
Net realized and unrealized gains (losses) on investments	0.06	(0.07)	(0.34)	0.01	(0.02)
Total from investment operations	0.24	0.25	0.13	0.54	0.42
Less distributions from net investment income	(0.22)	(0.33)	(0.47)	(0.52)	(0.44)
Net asset value at end of period	$9.68	$9.66	$9.74	$10.08	$10.06
Total return	2.49%	2.60%	1.26%	5.48%	4.28%
Net assets at end of period (000's)	$236,650	$108,552	$143,837	$146,045	$173,716
Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of gross expenses to average net assets	0.81%	0.85%	0.82%	0.75%	0.69%
Ratio of net investment income to average net assets	1.69%	3.41%	4.72%	5.25%	4.30%
Portfolio turnover rate	119%	15%	56%	26%	38%

See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2010

1. Organization

The Touchstone Funds Group Trust (the Trust), is registered under the Investment Company Act of 1940, as amended, (the Act), as an open-end management investment company. The Trust consists of the following nineteen mutual funds, individually, a Fund, and collectively, the Funds:

Touchstone Capital Appreciation Fund ("Capital Appreciation Fund")
Touchstone Core Plus Fixed Income Fund ("Core Plus Fixed Income Fund")
Touchstone Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
Touchstone Focused Equity Fund ("Focused Equity Fund")
Touchstone Global Equity Fund ("Global Equity Fund")
Touchstone Global Real Estate Fund ("Global Real Estate Fund")
Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund")
Touchstone Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund")
Touchstone International Fixed Income Fund ("International Fixed Income Fund")
Touchstone Large Cap Relative Value Fund ("Large Cap Relative Value Fund")
Touchstone Market Neutral Equity Fund ("Market Neutral Equity Fund")
Touchstone Mid Cap Fund ("Mid Cap Fund")
Touchstone Mid Cap Value Fund ("Mid Cap Value Fund")
Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund")
Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund")
Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund")
Touchstone Small Cap Core Fund ("Small Cap Core Fund")
Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund")
Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund")

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Focused Equity Fund, Global Real Estate Fund, Healthcare and Biotechnology Fund, International Fixed Income Fund, Sands Capital Select Growth Fund and Small Cap Core Fund, each of which is non-diversified.

The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Effective December 18, 2009, the Touchstone Long/Short Equity Fund changed its name to the Touchstone Market Neutral Equity Fund.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Security valuation — The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Money market instruments

Notes to Financial Statements (Continued)

and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor or sub-advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator or sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

The Funds have adopted Financial Accounting Standards Board ("FASB") ASC 820 "Fair Value Measurements". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Notes to Financial Statements (Continued)

The aggregate value by input level, as of September 30, 2010, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Funds did not hold any Level 3 categorized securities during the year ended or at September 30, 2010.

Securities sold short — The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund's total return, and the potential for losses in excess of the Fund's initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2010 the Funds used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

New accounting pronouncements — In January 2010, the FASB issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

Notes to Financial Statements (Continued)

Derivative instruments and hedging activities — The following table sets forth the fair value of the Trust's derivative contracts by primary risk exposure as of September 30, 2010:

Fair Value of Derivative Investments As of September 30, 2010
	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Fund	Unrealized Appreciation	Statement of Assets and Liabilities Location	Fund	Unrealized Depreciation
		Core Plus Fixed			Core Plus Fixed
		Income Fund	$7,177		Income Fund	$44,397
	Unrealized	Emerging Markets		Unrealized	Emerging Markets
	appreciation	Equity Fund	$10,274	depreciation	Equity Fund	$—
	on foreign	Global Real Estate		on foreign	Global Real Estate
Forward foreign	currency	Fund	$30	currency	Fund	$202
currency exchange	exchange	International Fixed		exchange	International Fixed
contracts	contracts	Income Fund	$63,663	contracts	Income Fund	$43,349

For the year ended September 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Core Plus Fixed Income Fund	Emerging Markets Equity Fund	Global Real Estate Fund	International Fixed Income Fund
Foreign currency exchange contracts:
Average number of contracts purchased	3	1	7	6
Average number of contracts sold	9	—	1	4
Average U.S. dollar amount	$168,497	$219,191	$13,884	$1,789,479
Average U.S. dollar amount	$810,684	$—	$16,894	$2,515,703

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
		Core Plus Fixed
		Income Fund	$(88,139)	$(37,220)
		Emerging Markets
		Equity Fund	$(15,753)	$10,274
		Global Equity Fund	$(4,037)	$—
	Net realized gains (losses)	Global Real Estate
	from foreign currency	Fund	$(1,016)	$(172)
	transactions, Net change	Healthcare &
Forward foreign	in unrealized appreciation	Biotechnology Fund	$(157)	$—
currency exchange	(depreciation) on foreign	International Fixed
contracts	currency transactions	Income Fund	$850,648	$20,314

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide

Notes to Financial Statements (Continued)

additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into an approved investment vehicles. As of September 30, 2010, the following Funds loaned securities and received collateral as follows:

	Fair Value of Securities Loaned	Value of Collateral Received
Emerging Markets Equity Fund	$1,629,252	$1,669,388
Global Equity Fund	$53,482	$50,050
Global Real Estate Fund	$45,350	$46,305
Healthcare and Biotechnology Fund	$1,667,739	$1,735,431
Market Neutral Equity Fund	$37,228	$37,699
Mid Cap Fund	$9,170,268	$9,417,147
Mid Cap Value Fund	$1,473,549	$1,507,083
Sands Capital Select Growth Fund	$14,785,563	$15,443,326
Small Cap Core Fund	$14,400,517	$14,930,317
Small Cap Value Opportunities Fund	$4,789,459	$4,991,256

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral. Pursuant to the Funds' securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $6,545 in collateral the following business day for securities on loan in the Global Equity Fund as of September 30, 2010.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Delayed delivery transactions — The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Funds have sold a security on a delayed delivery basis, the Funds do not participate in future gains and losses with respect to the security.

Repurchase agreements — Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Notes to Financial Statements (Continued)

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds (except Core Plus Fixed Income Fund and International Fixed Income Fund) is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class A shares of the Core Plus Fixed Income Fund and International Fixed Income Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price).The maximum offering price per share of Class C, Class Y, Class Z, and Institutional Class shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

Distributions to shareholders — The Capital Appreciation Fund, Emerging Markets Equity Fund, Focused Equity Fund, Global Equity Fund, Healthcare and Biotechnology Fund, Market Neutral Equity Fund, Mid Cap Fund, Small Cap Core Fund and Small Cap Value Opportunities Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Global Real Estate Fund, Large Cap Relative Value Fund, Mid Cap Value Fund and Sands Capital Select Growth Fund declare and distribute net investment income, if any, quarterly, as a dividend to shareholders. The Core Plus Fixed Income Fund, International Fixed Income Fund and Premium Yield Equity Fund declare and distribute net investment income, if any, monthly as a dividend to shareholders. The Intermediate Fixed Income Fund, Short Duration Fixed Income Fund, and Ultra Short Duration Fixed Income Fund declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2010:

	Capital Appreciation Fund	Core Plus Fixed Income Fund	Emerging Markets Equity Fund	Focused Equity Fund*
Purchases of investment securities	$7,146,071	$15,192,478	$131,412,779	$4,203,987
Proceeds from sales and maturities	$1,564,116	$3,518,136	$3,471,169	$2,362,564
	Global Equity Fund	Global Real Estate Fund	Healthcare and Biotechnology Fund	Intermediate Fixed Income Fund
Purchases of investment securities	$6,868,278	$7,487,730	$53,091,862	$14,724,717
Proceeds from sales and maturities	$2,243,477	$3,677,767	$66,549,906	$12,946,460
	International Fixed Income Fund	Large Cap Relative Value Fund	Market Neutral Equity Fund	Mid Cap Fund
Purchases of investment securities	$19,509,475	$3,488,725	$115,383,587	$183,493,449
Proceeds from sales and maturities	$10,934,216	$73,706	$81,855,235	$246,855,769
	Mid Cap Value Fund	Premium Yield Equity Fund	Sands Capital Select Growth Fund	Short Duration Fixed Income Fund
Purchases of investment securities	$42,840,885	$23,112,064	$270,854,377	$3,919,296
Proceeds from sales and maturities	$3,819,142	$9,053,305	$135,128,573	$2,574,061

	Small Cap Core Fund	Small Cap Value Opportunities Fund	Ultra Short Duration Fixed Income Fund
Purchases of investment securities	$107,564,679	$112,268,014	$41,443,812
Proceeds from sales and maturities	$14,725,373	$139,963,993	$31,547,096

*  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010

4. Transactions with Affiliates

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

Notes to Financial Statements (Continued)

As of September 30, 2010, the following Funds were owned by Western-Southern and subsidiaries:

Capital Appreciation Fund	52.5%
Core Plus Fixed Income Fund	22.8%
Focused Equity Fund	55.6%
Global Equity Fund	64.2%
Global Real Estate Fund	82.1%
International Fixed Income Fund	84.6%
Large Cap Relative Value Fund	87.4%
Market Neutral Equity Fund	92.8%
Mid Cap Value Fund	98.4%
Premium Yield Equity Fund	44.4%

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Capital Appreciation Fund	0.75% on the first $25 million 0.70% on assets greater than $25 million to $250 million 0.65% of such assets in excess of $250 million
Core Plus Fixed Income Fund	0.45% on the first $100 million 0.425% on assets greater than $100 million to $250 million 0.40% of such assets in excess of $250 million
Emerging Markets Equity Fund	1.10% on the first $200 million 1.05% on assets greater than $200 million to $400 million 0.95% of such assets in excess of $400 million
Focused Equity Fund	0.70% on the first $100 million 0.65% on assets greater than $100 million to $500 million 0.60% of such assets in excess of $500 million
Global Equity Fund	0.85% on the first $50 million 0.80% on assets greater than $50 million to $500 million 0.75% of such assets in excess of $500 million
Global Real Estate Fund	0.80%
Healthcare and Biotechnology Fund	1.00%
Intermediate Fixed Income Fund	0.40%
International Fixed Income Fund	0.55% on the first $100 million 0.50% on assets greater than $100 million to $250 million 0.45% of such assets in excess of $250 million
Large Cap Relative Value Fund	0.70% on the first $100 million 0.65% of such assets in excess of $100 million
Market Neutral Equity Fund	1.30%
Mid Cap Fund	0.80%
Mid Cap Value Fund	0.85% on the first $100 million 0.80% on assets greater than $100 million to $400 million 0.75% of such assets in excess of $400 million
Premium Yield Equity Fund	0.70% on the first $100 million 0.65% of such assets in excess of $100 million
Sands Capital Select Growth Fund	0.85%
Short Duration Fixed Income Fund	0.25%
Small Cap Core Fund	0.85%
Small Cap Value Opportunities Fund	0.95%
Ultra Short Duration Fixed Income Fund	0.25%

Notes to Financial Statements (Continued)

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows until at least January 27, 2011:

	Class A	Class C	Class Y	Class Z	Institutional Class
Capital Appreciation Fund	1.19%	1.94%	0.94%	—	0.79%
Core Plus Fixed Income Fund	0.95%	1.70%	0.70%	—	0.50%
Emerging Markets Equity Fund	1.74%	2.49%	1.49%	—	1.34%
Focused Equity Fund	1.20%	1.95%	0.95%	—	0.80%
Global Equity Fund	1.34%	2.09%	1.09%	—	0.94%
Global Real Estate Fund	1.39%	2.14%	1.14%	—	0.99%
Healthcare and Biotechnology Fund	1.55%	2.30%	—	—	—
Intermediate Fixed Income Fund	—	—	—	—	0.40%
International Fixed Income Fund	1.09%	1.84%	0.84%	—	0.69%
Large Cap Relative Value Fund	1.19%	1.94%	0.94%	—	0.79%
Mid Cap Fund	1.21%	1.96%	0.96%	1.21%	—
Mid Cap Value Fund	1.29%	2.04%	1.04%	—	0.89%
Premium Yield Equity Fund	1.20%	1.95%	0.95%	—	—
Short Duration Fixed Income Fund	—	—	0.49%	0.74%	—
Small Cap Core Fund	1.34%	2.09%	1.09%	—	0.94%
Small Cap Value Opportunities Fund	—	—	—	1.50%	—
Ultra Short Duration Fixed Income Fund	—	—	—	0.69%	—

For Market Neutral Equity Fund, effective April 1, 2010, the Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations to 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. These expense limitations will remain in effect until at least April 1, 2011. Prior to April 1, 2010, the expense limitations were 1.75% for Class A shares, 2.50% for Class C and 1.50% for Class Y.

The Advisor has agreed to limit certain Funds' other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2011.

	Class Y	Class Z
Sands Capital Select Growth Fund	0.25%	0.25%

In addition to the base advisory fee shown above, for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund's benchmark index, for the preceding twelve month period, as follows:

	Base Advisory Fees	Annual Adjustment Rate	Benchmark Index	Benchmark Threshold
Sands Capital Select Growth Fund	0.85%	+/-0.15%	Russell 1000 Growth Index	+/-2.50%

For the year ended September 30, 2010, the Advisor's base fee was increased by $619,710 as a result of the performance fee adjustment.

Notes to Financial Statements (Continued)

During the year ended September 30, 2010, the Advisor waived investment advisory fees, administration fees and/or reimbursed expenses of the Funds as follows:

	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed
Capital Appreciation Fund	$41,747	$10,026	$6,830
Core Plus Fixed Income Fund	$49,203	$25,937	$16,901
Emerging Markets Equity Fund	$67,912	$82,561	$24,646
Focused Equity Fund*	$48,640	$3,500	$1,958
Global Equity Fund	$66,932	$6,866	$2,242
Global Real Estate Fund	$75,873	$6,995	$2,135
Healthcare and Biotechnology Fund	$26,908	$60,595	$98,169
Intermediate Fixed Income Fund	$94,430	$218,106	$—
International Fixed Income Fund	$56,830	$15,028	$2,619
Large Cap Relative Value Fund	$51,867	$7,141	$2,965
Market Neutral Equity Fund	$79,417	$22,196	$2,760
Mid Cap Fund	$—	$221,033	$—
Mid Cap Value Fund	$58,632	$12,875	$1,749
Premium Yield Equity Fund	$—	$63,774	$25,421
Sands Capital Select Growth Fund	$—	$319,792	$—
Short Duration Fixed Income Fund	$60,711	$85,530	$—
Small Cap Core Fund	$—	$97,893	$26,132
Small Cap Value Opportunities Fund	$18,934	$145,724	$—
Ultra Short Duration Fixed Income Fund	$—	$176,133	$—

*  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010

The Advisor has entered into investment sub-advisory agreements with the following parties:

AGF Investments America, Inc.
Emerging Markets Equity Fund
Aronson + Johnson + Oritz
Market Neutral Equity Fund
Augustus Asset Managers Limited
International Fixed Income Fund
Bedlam Asset Management PLC
Global Equity Fund
Bradford & Marzec LLC
Core Plus Fixed Income Fund
Cornerstone Real Estate Advisers LLC
Global Real Estate Fund
EARNEST Partners LLC
Large Cap Relative Value Fund
Farr, Miller & Washington LLC
Capital Appreciation Fund
Fort Washington Investment Advisors, Inc.
Focused Equity Fund
Ultra Short Duration Fixed Income Fund	JKMilne Asset Management
Intermediate Fixed Income Fund
Lee Munder Capital Group LLC
Mid Cap Value Fund
The London Company
Small Cap Core Fund
Longfellow Investment Management Co.
Short Duration Fixed Income Fund
Miller/Howard Investments, Inc.
Premium Yield Equity Fund
Sands Capital Management, LLC
Sands Capital Select Growth Fund
Turner Investment Partners, Inc.
Healthcare and Biotechnology Fund
Mid Cap Fund
Small Cap Value Opportunities Fund

Notes to Financial Statements (Continued)

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2010, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

Amount
Capital Appreciation Fund	$56
Core Plus Fixed Income Fund	$215
Emerging Markets Equity Fund	$2,990
Focused Equity Fund*	$101
Global Equity Fund	$62
Global Real Estate Fund	$11
Healthcare and Biotechnology Fund	$48,551
Intermediate Fixed Income Fund	$1,165
International Fixed Income Fund	$51
Large Cap Relative Value Fund	$51
Market Neutral Equity Fund	$194
Mid Cap Fund	$3,916
Mid Cap Value Fund	$137
Premium Yield Equity Fund	$3,159
Sands Capital Select Growth Fund	$240,479
Short Duration Fixed Income Fund	$33,821
Small Cap Core Fund	$1,583
Small Cap Value Opportunities Fund	$89,558
Ultra Short Duration Fixed Income Fund	$79,096

*  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION

The Trust has adopted a Distribution and Shareholder Services Plan for Class A shares of the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, Healthcare and Biotechnology Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Premium Yield Equity Fund, and Small Cap Core Fund (Class A Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class A shares of the Trust and for shareholder services provided to Class A shares. The Fund will incur and/or reimburse expenses for distribution and shareholder service of Class A shares at an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan for Class C shares of the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, Healthcare and Biotechnology Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Premium Yield Equity Fund, and Small Cap Core Fund (Class C Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class C shares of the Trust and for shareholder services provided to Class C shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class C shares at an annual rate not to exceed 0.75% and 0.25%, respectively, of the average daily net assets of Class C shares. The combination of these fees is not to exceed 1.00% of the average daily net assets of Class C shares.

The Trust has adopted a Shareholder Services Plan for Class Z shares of the Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, and Ultra Short Duration Fixed Income Fund (Class Z Plan) under which each Fund may directly or indirectly bear expenses for shareholder services provided. The Fund will incur and/or reimburse expense for shareholder service of Class Z shares at an annual rate not to exceed 0.25% of the average daily net assets of Class Z shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended September 30, 2010:

Amount
Capital Appreciation Fund	$3,689
Core Plus Fixed Income Fund	$4,093
Emerging Markets Equity Fund	$19,608
Focused Equity Fund*	$5,542
Global Equity Fund	$520
Global Real Estate Fund	$391
Healthcare and Biotechnology Fund	$3,133
International Fixed Income Fund	$860
Large Cap Relative Value Fund	$1,157
Market Neutral Equity Fund	$2,081
Mid Cap Fund	$215
Mid Cap Value Fund	$590
Premium Yield Equity Fund	$5,739
Small Cap Core Fund	$20,228

*  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

Notes to Financial Statements (Continued)

In addition, the Underwriter collected contingent deferred sales charges on the redemption of Class C shares of the following Funds for the year ended September 30, 2010:

Amount
Capital Appreciation Fund	$25
Core Plus Fixed Income Fund	$105
Emerging Markets Equity Fund	$1,252
Global Equity Fund	$25
Global Real Estate Fund	$25
Healthcare and Biotechnology Fund	$11
International Fixed Income Fund	$425
Large Cap Relative Value Fund	$25
Market Neutral Equity Fund	$75
Mid Cap Value Fund	$25
Premium Yield Equity Fund	$1,425
Small Cap Core Fund	$1,077

*  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2010, is as follows:

	Share Activity
	Balance 09/30/09	Purchases	Sales	Balance 09/30/10	Dividends	Value 09/30/10
Capital Appreciation Fund	—	6,819,397	(6,467,618)	351,779	$1,524	$351,779
Core Plus Fixed Income Fund	—	25,406,561	(23,839,195)	1,567,366	$3,648	$1,567,366
Emerging Markets Equity Fund	—	112,456,984	(105,597,443)	6,859,541	$9,388	$6,859,541
Focused Equity Fund*	—	4,399,912	(4,363,172)	36,740	$249	$36,740
Global Equity Fund	—	6,348,985	(6,258,940)	90,045	$814	$90,045
Global Real Estate Fund	—	6,035,940	(5,907,725)	128,215	$475	$128,215
Healthcare and Biotechnology Fund	—	32,229,807	(31,788,694)	441,113	$2,918	$441,113
Intermediate Fixed Income Fund	6,229,472	51,855,113	(53,690,978)	4,393,607	$11,454	$4,393,607
International Fixed Income Fund	—	10,550,877	(10,309,316)	241,561	$1,824	$241,561
Large Cap Relative Value Fund	—	3,638,702	(3,521,026)	117,676	$555	$117,676
Market Neutral Equity Fund	—	26,512,117	(25,523,425)	988,692	$1,975	$988,692
Mid Cap Fund	1,005,405	73,852,869	(74,293,580)	564,694	$5,431	$564,694
Mid Cap Value Fund	—	14,254,243	(13,699,596)	554,647	$873	$554,647
Premium Yield Equity Fund	399,062	16,013,263	(15,249,712)	1,162,613	$3,598	$1,162,613
Sands Capital Select Growth Fund	19,564,025	176,856,039	(166,335,713)	30,084,351	$30,712	$30,084,351

Notes to Financial Statements (Continued)

	Share Activity
	Balance 09/30/09	Purchases	Sales	Balance 09/30/10	Dividends	Value 09/30/10
Short Duration Fixed Income Fund	403,523	19,718,472	(19,488,282)	633,713	$2,627	$633,713
Small Cap Core Fund	—	84,463,466	(82,767,200)	1,696,266	$5,225	$1,696,266
Small Cap Value Opportunities Fund	913,866	36,633,986	(36,670,525)	877,327	$3,709	$877,327
Ultra Short Duration Fixed Income Fund	9,126,534	215,763,820	(190,537,326)	34,353,028	$50,033	$34,353,028

*  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Capital Appreciation Fund	Core Plus Fixed Income Fund	Emerging Markets Equity Fund	Focused Equity Fund(A)
	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2010	Period Ended September 30, 2010
Class A
Shares issued	267,286	514,144	935,779	87,159
Shares reinvested	—	4,924	—	—
Shares redeemed	(10,100)	(56,102)	(120,057)	(12,811)
Net increase in shares outstanding	257,186	462,966	815,722	74,348
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	257,186	462,966	815,722	74,348
Class C
Shares issued	37,123	187,138	301,020	18,599
Shares reinvested	—	2,540	—	—
Shares redeemed	(3,690)	(10,089)	(15,645)	(1,385)
Net increase in shares outstanding	33,433	179,589	285,375	17,214
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	33,433	179,589	285,375	17,214
Class Y
Shares issued	16,888	96,107	1,141,030	18,300
Shares reinvested	12	1,514	—	—
Shares redeemed	(4,490)	(19,217)	(71,873)	—
Net increase in shares outstanding	12,410	78,404	1,069,157	18,300
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	12,410	78,404	1,069,157	18,300
Institutional Class
Shares issued	270,250	1,563,997	10,327,778	166,432
Shares reinvested	708	28,843	—	—
Shares redeemed	(250)	(25,169)	(481,205)	(96,432)
Net increase in shares outstanding	270,708	1,567,671	9,846,573	70,000
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	270,708	1,567,671	9,846,573	70,000

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

Notes to Financial Statements (Continued)

	Global Equity Fund	Global Real Estate Fund	Healthcare and Biotechnology Fund
	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2009
Class A
Shares issued	217,437	170,489	251,091	1,168,902
Shares reinvested	—	415	—	—
Shares redeemed	(43,120)	(94,047)	(1,164,642)	(2,530,036)
Net increase (decrease) in shares outstanding	174,317	76,857	(913,551)	(1,361,134)
Shares outstanding, beginning of period	—	—	2,675,621	4,036,755
Shares outstanding, end of period	174,317	76,857	1,762,070	2,675,621
Class C
Shares issued	10,250	10,745	5,448	49,549
Shares reinvested	—	177	—	—
Shares redeemed	(250)	(250)	(97,007)	(167,013)
Net increase (decrease) in shares outstanding	10,000	10,672	(91,559)	(117,464)
Shares outstanding, beginning of period	—	—	280,351	397,815
Shares outstanding, end of period	10,000	10,672	188,792	280,351
Class Y
Shares issued	13,548	11,172	—	—
Shares reinvested	—	231	—	—
Shares redeemed	(250)	(250)	—	—
Net increase in shares outstanding	13,298	11,153	—	—
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	13,298	11,153	—	—
Institutional Class
Shares issued	288,959	272,604	—	—
Shares reinvested	64	6,130	—	—
Shares redeemed	(250)	(250)	—	—
Net increase in shares outstanding	288,773	278,484	—	—
Shares outstanding, beginning of period	—	—	—	—
Shares outstanding, end of period	288,773	278,484	—	—

Notes to Financial Statements (Continued)

	Intermediate Fixed Income Fund		International Fixed Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010
Class A
Shares issued	—	—	116,964
Shares reinvested	—	—	296
Shares redeemed	—	—	(1,284)
Net increase in shares outstanding	—	—	115,976
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	115,976
Class C
Shares issued	—	—	41,491
Shares reinvested	—	—	70
Shares redeemed	—	—	(5,756)
Net increase in shares outstanding	—	—	35,805
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	35,805
Class Y
Shares issued	—	—	23,352
Shares reinvested	—	—	134
Shares redeemed	—	—	(6,475)
Net increase (decrease) in shares outstanding	—	—	17,011
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	17,011
Institutional Class
Shares issued	1,195,486	11,553,991	672,244
Shares reinvested	7,956	41,342	9,128
Shares redeemed	(1,169,060)	(1,442,295)	(251)
Net increase in shares outstanding	34,382	10,153,038	681,121
Shares outstanding, beginning of period	11,880,237	1,727,199	—
Shares outstanding, end of period	11,914,619	11,880,237	681,121

Notes to Financial Statements (Continued)

	Large Cap Relative Value Fund	Market Neutral Equity Fund
	Year Ended September 30, 2010	Year Ended September 30, 2010
Class A
Shares issued	44,770	138,722
Shares reinvested	22	—
Shares redeemed	(1,924)	(76,024)
Net increase in shares outstanding	42,868	62,698
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	42,868	62,698
Class C
Shares issued	21,740	18,133
Shares reinvested	—	—
Shares redeemed	(520)	(770)
Net increase in shares outstanding	21,220	17,363
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	21,220	17,363
Class Y
Shares issued	10,267	3,325,020
Shares reinvested	17	—
Shares redeemed	(250)	(2,801)
Net increase in shares outstanding	10,034	3,322,219
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	10,034	3,322,219
Institutional Class
Shares issued	270,789	—
Shares reinvested	568	—
Shares redeemed	(250)	—
Net increase in shares outstanding	271,107	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	271,107	—

Notes to Financial Statements (Continued)

	Mid Cap Fund		Mid Cap Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010
Class A
Shares issued	25,374	36,964	46,216
Shares reinvested	168	132	155
Shares redeemed	(11,881)	(8,835)	(17,067)
Net increase in shares outstanding	13,661	28,261	29,304
Shares outstanding, beginning of period	40,383	12,122	—
Shares outstanding, end of period	54,044	40,383	29,304
Class C
Shares issued	6,152	18,403	11,460
Shares reinvested	—	21	41
Shares redeemed	(1,501)	(5,595)	(250)
Net increase in shares outstanding	4,651	12,829	11,251
Shares outstanding, beginning of period	15,119	2,290	—
Shares outstanding, end of period	19,770	15,119	11,251
Class Y (A)
Shares issued	404,386	6,376,276	50,041
Shares reinvested	5,228	14,265	173
Shares redeemed	(5,629,235)	(23,577,005)	(251)
Net increase (decrease) in shares outstanding	(5,219,621)	(17,186,464)	49,963
Shares outstanding, beginning of period	14,961,272	32,147,736	—
Shares outstanding, end of period	9,741,651	14,961,272	49,963
Class Z
Shares issued	106,514	96,295	—
Shares reinvested	814	1,206	—
Shares redeemed	(217,842)	(185,516)	—
Net increase (decrease) in shares outstanding	(110,514)	(88,015)	—
Shares outstanding, beginning of period	162,319	250,334	—
Shares outstanding, end of period	51,805	162,319	—
Institutional Class
Shares issued	—	—	3,338,313
Shares reinvested	—	—	2,777
Shares redeemed	—	—	(250)
Net increase in shares outstanding	—	—	3,340,840
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	3,340,840

(A)  Effective January 28, 2010, Institutional Class shares of the Mid Cap Fund were changed to Class Y shares.

Notes to Financial Statements (Continued)

	Premium Yield Equity Fund		Sands Capital Select Growth Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Class A
Shares issued	471,835	756,905	—	—
Shares reinvested	95,669	108,456	—	—
Shares redeemed	(458,430)	(81,899)	—	—
Net increase in shares outstanding	109,074	783,462	—	—
Shares outstanding, beginning of period	3,351,980	2,568,518	—	—
Shares outstanding, end of period	3,461,054	3,351,980	—	—
Class C
Shares issued	578,905	489,270	—	—
Shares reinvested	12,488	4,467	—	—
Shares redeemed	(91,688)	(9,098)	—	—
Net increase in shares outstanding	499,705	484,639	—	—
Shares outstanding, beginning of period	559,610	74,971	—	—
Shares outstanding, end of period	1,059,315	559,610	—	—
Class Y
Shares issued	1,890,153	92,780	5,629,008	4,413,386
Shares reinvested	27,395	757	—	—
Shares redeemed	(227,888)	(744)	(3,303,760)	(12,186,105)
Net increase (decrease) in shares outstanding	1,689,660	92,793	2,325,248	(7,772,719)
Shares outstanding, beginning of period	93,096	303	11,300,167	19,072,886
Shares outstanding, end of period	1,782,756	93,096	13,625,415	11,300,167
Class Z
Shares issued	—	—	32,185,209	30,043,839
Shares reinvested	—	—	—	—
Shares redeemed	—	—	(16,070,720)	(37,614,532)
Net increase (decrease) in shares outstanding	—	—	16,114,489	(7,570,693)
Shares outstanding, beginning of period	—	—	45,996,065	53,566,758
Shares outstanding, end of period	—	—	62,110,554	45,996,065

Notes to Financial Statements (Continued)

	Short Duration Fixed Income Fund		Small Cap Core Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009(A)	Year Ended September 30, 2010
Class A
Shares issued	—	—	5,137,874
Shares reinvested	—	—	—
Shares redeemed	—	—	(825,614)
Net increase in shares outstanding	—	—	4,312,260
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	4,312,260
Class C
Shares issued	—	—	475,489
Shares reinvested	—	—	—
Shares redeemed	—	—	(21,338)
Net increase in shares outstanding	—	—	454,151
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	454,151
Class Y
Shares issued	92,642	59,186	3,255,338
Shares reinvested	1,055	323	—
Shares redeemed	(76,251)	(6)	(380,556)
Net increase in shares outstanding	17,446	59,503	2,874,782
Shares outstanding, beginning of period	59,503	—	—
Shares outstanding, end of period	76,949	59,503	2,874,782
Class Z
Shares issued	754,949	493,806	—
Shares reinvested	115,755	148,522	—
Shares redeemed	(914,126)	(1,141,404)	—
Net decrease in shares outstanding	(43,422)	(499,076)	—
Shares outstanding, beginning of period	4,400,531	4,899,607	—
Shares outstanding, end of period	4,357,109	4,400,531	—
Institutional Class
Shares issued	—	—	1,166,686
Shares reinvested	—	—	894
Shares redeemed	—	—	(275,955)
Net increase in shares outstanding	—	—	891,625
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	—	—	891,625

(A)  Class Y represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

Notes to Financial Statements (Continued)

	Small Cap Value Opportunities Fund		Ultra Short Duration Fixed Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Class Z
Shares issued	763,694	1,203,675	20,014,092	4,070,270
Shares reinvested	—	24,829	278,613	409,229
Shares redeemed	(2,768,817)	(3,440,717)	(7,070,449)	(8,006,654)
Net increase (decrease) in shares outstanding	(2,005,123)	(2,212,213)	13,222,256	(3,527,155)
Shares outstanding, beginning of period	6,338,261	8,550,474	11,236,157	14,763,312
Shares outstanding, end of period	4,333,138	6,338,261	24,458,413	11,236,157

6. Federal Tax Information

Federal income tax — It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the periods ended September 30, 2010 and 2009 was as follows:

	Capital Appreciation Fund	Core Plus Fixed Income Fund	Emerging Markets Equity Fund	Focused Equity Fund	Global Equity Fund
	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Period Ended Sept. 30, 2010*	Year Ended Sept. 30, 2010
From ordinary income	$7,703	$496,281	$—	$—	$661
	Global Real Estate Fund	Healthcare and Biotechnology Fund		Intermediate Fixed Income Fund
	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009
From ordinary income	$90,201	$—	$—	$3,085,391	$855,228

Notes to Financial Statements (Continued)

	International Fixed Income Fund	Large Cap Relative Value Fund	Market Neutral Equity Fund	Mid Cap Fund
	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009
From ordinary income	$122,627	$13,296	$—	$1,064,323	$1,033,371
In excess of ordinary income	—	—	—	138,568	—
From long-term capital gains	—	—	—	—	551,095
	$122,627	$13,296	$—	$1,202,891	$1,584,466
	Mid Cap Value Fund	Premium Yield Equity Fund		Sands Capital Select Growth Fund
	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009
From ordinary income	$67,277	$1,013,991	$583,029	$—	$—
From tax return of capital	—	—	77,806	—	—
	$67,277	$1,013,991	$660,835	$—	$—
	Short Duration Fixed Income Fund		Small Cap Core Fund	Small Cap Value Opportunities Fund
	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009
From ordinary income	$1,328,163	$1,479,571	$9,676	$—	$105,644
From long-term capital gains	—	—	—	—	135,276
From tax return of capital	—	—	—	—	49,414
	$1,328,163	$1,479,571	$9,676	$—	$290,334

	Ultra Short Duration Fixed Income Fund
	Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009
From ordinary income	$3,337,850	$4,095,134
	$3,337,850	$4,095,134

The following information is computed on a tax basis for each item as of September 30, 2010:

	Capital Appreciation Fund	Core Plus Fixed Income Fund	Emerging Markets Equity Fund	Focused Equity Fund	Global Equity Fund
Tax cost of portfolio investments	$6,122,367	$23,860,195	$136,820,392	$1,917,586	$4,767,424
Gross unrealized appreciation	275,932	775,721	17,969,998	143,502	483,051
Gross unrealized depreciation	(301,672)	(26,082)	(977,207)	(72,642)	(196,677)
Net unrealized appreciation (depreciation)	(25,740)	749,639	16,992,791	70,860	286,374
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign curency	—	(36,484)	689	—	345
Accumulated capital and other losses	—	(87,040)	(71,151)	—	(4,354)
Undistributed ordinary income	215,881	203,885	841,830	62,536	51,340
Other temporary differences	(4,554)	(74,746)	(16,729)	(8,934)	(4,555)
Accumulated earnings	$185,587	$755,254	$17,747,430	$124,462	$329,150

Notes to Financial Statements (Continued)

	Global Real Estate Fund	Healthcare and Biotechnology Fund	Intermediate Fixed Income Fund	International Fixed Income Fund	Large Cap Relative Value Fund
Tax cost of portfolio investments	$4,187,447	$25,671,450	$102,661,250	$8,668,327	$3,534,475
Gross unrealized appreciation	303,990	4,578,104	5,760,855	490,336	477,889
Gross unrealized depreciation	(49,546)	(2,216,628)	(4,289)	(108,401)	(144,087)
Net unrealized appreciation	254,444	2,361,476	5,756,566	381,935	333,802
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign curency	(26)	—	—	26,743	—
Accumulated capital and other losses	—	(9,361,607)	(713,351)	—	—
Undistributed ordinary income	228,414	—	266,677	754,673	23,164
Undistributed capital gains	3,734	—	—	—	—
Other temporary differences	(23,385)	—	(259,815)	(100,742)	(4,555)
Accumulated earnings (deficit)	$463,181	$(7,000,131)	$5,050,077	$1,062,609	$352,411
	Market Neutral Equity Fund	Mid Cap Fund	Mid Cap Value Fund	Premium Yield Equity Fund	Sands Capital Select Growth Fund
Tax cost of portfolio investments	$30,089,853	$117,215,308	$41,360,162	$39,180,238	$561,005,845
Gross unrealized appreciation	3,484,539	18,712,523	1,197,058	4,259,349	138,680,033
Gross unrealized depreciation	(2,211,071)	(1,385,462)	(476,855)	(2,293,769)	(13,304,788)
Net unrealized appreciation	1,273,468	17,327,061	720,203	1,965,580	125,375,245
Net unrealized depreciation on securities sold short	(1,087,774)	—	—	—	—
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign curency	—	—	—	(7)	—
Accumulated capital and other losses	(408,205)	(191,401,645)	—	(8,852,440)	(83,012,800)
Undistributed ordinary income	—	—	350,401	94,001	—
Undistributed capital gains	—	—	1,624	—	—
Other temporary differences	(9,165)	—	(38,687)	(75,867)	—
Accumulated earnings (deficit)	$(231,676)	$(174,074,584)	$1,033,541	$(6,868,733)	$42,362,445

	Short Duration Fixed Income Fund	Small Cap Core Fund	Small Cap Value Opportunities Fund	Ultra Short Duration Fixed Income Fund
Tax cost of portfolio investments	$43,584,565	$109,441,436	$58,513,183	$237,181,097
Gross unrealized appreciation	1,122,891	8,357,502	12,246,868	1,425,645
Gross unrealized depreciation	(38,579)	(3,811,260)	(558,779)	(521,724)
Net unrealized appreciation	1,084,312	4,546,242	11,688,089	903,921
Accumulated capital and other losses	(5,486,664)	—	(48,848,288)	(14,558,920)
Undistributed ordinary income	181,826	173,060	—	515,527
Undistributed capital gains	—	2,858	—	—
Other temporary differences	(102,104)	(4,555)	—	(378,105)
Accumulated earnings (deficit)	$(4,322,630)	$4,717,605	$(37,160,199)	$(13,517,577)

Notes to Financial Statements (Continued)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, the tax treatment of real estate investment trusts, Passive Foreign Investment Companies and book/tax differences on securities contributed in-kind.

As of September 30, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes.

Fund	Amount	Expires Sept. 30,
Healthcare and Biotechnology Fund	$5,781,344	2017
	3,580,263	2018
	$9,361,607
Intermediate Fixed Income Fund	$86,389	2015
	683	2017
	626,279	2018
	$713,351
Market Neutral Equity Fund	$3,708	2018
Mid Cap Fund	$120,581,352	2017
	70,820,293	2018
	$191,401,645
Premium Yield Equity Fund	$3,084,301	2017
	5,768,139	2018
	$8,852,440
Sands Capital Select Growth Fund	$5,719,519	2011
	2,692,298	2014
	4,416,747	2015
	3,797,319	2017
	66,386,917	2018
	$83,012,800
Short Duration Fixed Income Fund	$1,994,293	2012
	96,050	2013
	1,027,850	2014
	852,134	2015
	295,319	2016
	1,193,230	2017
	7,423	2018
	$5,466,299
Small Cap Value Opportunities Fund	$30,983,605	2017
	17,864,683	2018
	$48,848,288
Ultra Short Duration Fixed Income Fund	$6,699,046	2012
	371,187	2014
	164,819	2015
	3,223,694	2017
	3,334,355	2018
	$13,793,101

Notes to Financial Statements (Continued)

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Sands Capital Select Growth Fund had $12,218,351 of capital losses expire unutilized during the year ended September 30, 2010.

From November 1, 2009 to September 30, 2010, the following Funds incurred the following net losses ("Post-October losses"). The Funds intend to elect to defer these losses and treat them as arising on October 1, 2010:

Fund	Amount
Core Plus Fixed Income Fund	$87,040
Emerging Markets Equity Fund	71,151
Global Equity Fund	4,354
Market Neutral Equity Fund	404,497
Short Duration Fixed Income Fund	20,365
Ultra Short Duration Fixed Income Fund	765,819

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment loss, foreign currency gain/loss, paydown gain/loss, expiration of capital loss carryforwards, real estate investment trusts, securities contributed in-kind, Passive Foreign Investment Companies and stock issuance costs have been made to the following Funds for the year ended September 30, 2010:

	Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Capital Appreciation Fund	$(947)	$947	$—
Core Plus Fixed Income Fund	$(947)	$(51,778)	$52,725
Emerging Markets Equity Fund	$(947)	$(88,641)	$89,588
Focused Equity Fund	$(161)	$161	$—
Global Equity Fund	$(947)	$(4,737)	$5,684
Global Real Estate Fund	$(947)	$10,884	$(9,937)
Healthcare and Biotechnology Fund	$(30,639)	$30,694	$(55)
Intermediate Fixed Income Fund	$(2,667)	$(1,955)	$4,622
International Fixed Income Fund	$(947)	$628,355	$(627,408)
Large Cap Relative Value Fund	$(947)	$947	$—
Market Neutral Equity Fund	$(122,859)	$123,172	$(313)
Mid Cap Fund	$(138,568)	$154,933	$(16,365)
Mid Cap Value Fund	$(947)	$(703)	$1,650
Premium Yield Equity Fund	$6,004	$(425)	$(5,579)
Sands Capital Select Growth Fund	$(16,018,503)	$3,800,152	$12,218,351
Short Duration Fixed Income Fund	$—	$119,234	$(119,234)
Small Cap Core Fund	$(947)	$(26,365)	$27,312
Small Cap Value Opportunities Fund	$(13,272)	$38,915	$(25,643)
Ultra Short Duration Fixed Income Fund	$1	$785,776	$(785,777)

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2007 through 2010) and have concluded that no provision for income tax is required in their financial statements.

Notes to Financial Statements (Continued)

7. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Concentrations/Risks

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

9. Subsequent Events

Effective November 15, 2010, the Sands Capital Select Growth Fund began offering Class A and Class C shares.

During a meeting of the Board of Trustees held November 18, 2010, the Trustees unanimously approved (subject to shareholder approval) a reorganization providing for the transfer of all assets and liabilities of the Healthcare and Biotechnology Fund to the Touchstone Large Cap Growth Fund, a series of Touchstone Strategic Trust (Large Cap Growth Fund), in exchange for shares of the Large Cap Growth Fund and the subsequent liquidation of the Healthcare and Biotechnology Fund.

Also, at the November 18, 2010 meeting, the Trustees approved the following to be effective on or around December 6, 2010: Sands Capital Select Growth Fund and the Small Cap Value Opportunities Fund will change the base advisory fee to include breakpoints. The Small Cap Value Opportunities Fund will change sub-advisors from Turner Investment Partners, Inc. to DePrince, Race & Zollo, Inc; and change the name of the fund to the Touchstone Small Cap Value Fund.

Sands Capital Select Growth Fund	0.85% on the first $1 billion 0.80% on assets greater than $1 billion to $1.5 billion 0.75% on assets greater than $1.5 billion to $2 billion 0.70% of such assets in excess of $2 billion
Small Cap Value Opportunities Fund	0.95% on the first $100 million 0.90% of such assets in excess of $100 million

There were no other subsequent events that would have a material impact on the Funds' financial statements or require disclosure in the notes to the financial statements.

Portfolio of Investments
Capital Appreciation Fund – September 30, 2010

Common Stocks — 94.4%	Shares	Market Value
Information Technology — 23.1%
Accenture PLC - Class A	4,465	$189,718
Cisco Systems, Inc.*	7,895	172,900
Dell, Inc.*	11,650	150,984
Google, Inc. - Class A*	410	215,574
Microsoft Corp.	11,065	270,982
Nokia Corp. ADR	13,210	132,496
Paychex, Inc.	4,095	112,571
QUALCOMM, Inc.	3,580	161,530
		1,406,755
Health Care — 19.1%
Abbott Laboratories	2,580	134,779
Celgene Corp.*	775	44,648
Gilead Sciences, Inc.*	2,560	91,161
Johnson & Johnson	3,985	246,911
Medtronic, Inc.	6,895	231,534
Patterson Cos., Inc.	6,395	183,217
Stryker Corp.	3,380	169,169
Waters Corp.*	905	64,056
		1,165,475
Consumer Staples — 18.4%
Colgate-Palmolive Co.	2,065	158,716
CVS Caremark Corp.	7,440	234,137
PepsiCo, Inc.	3,415	226,892
Procter & Gamble Co. (The)	3,635	217,991
Sysco Corp.	4,045	115,363
Wal-Mart Stores, Inc.	3,115	166,715
		1,119,814
Industrials — 9.0%
Danaher Corp.	3,815	154,927
Donaldson Co., Inc.	1,705	80,357
Rockwell Collins, Inc.	1,530	89,123
United Technologies Corp.	3,180	226,511
		550,918
Financials — 8.1%
Bank of America Corp.	15,505	203,271
Goldman Sachs Group, Inc. (The)	785	113,495
JPMorgan Chase & Co.	4,600	175,122
		491,888
Consumer Discretionary — 8.0%
O'Reilly Automotive, Inc.*	3,320	176,624
Staples, Inc.	8,235	172,276
Yum! Brands, Inc.	2,945	135,647
		484,547
Energy — 6.3%
Exxon Mobil Corp.	3,350	206,997
Schlumberger Ltd.	2,835	174,664
		381,661

	Shares	Market Value
Materials — 2.4%
Monsanto Co.	3,000	$143,790
Total Common Stocks		$5,744,848
Investment Fund — 5.8%
Touchstone Institutional Money Market Fund^	351,779	351,779
Total Investment Securities — 100.2% (Cost $6,122,311)		$6,096,627
Liabilities in Excess of Other Assets — (0.2%)		(9,954)
Net Assets — 100.0%		$6,086,673

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$5,744,848	$—	$—	$5,744,848
Investment Fund	351,779	—	—	351,779
				$6,096,627

See accompanying notes to financial statements.

Portfolio of Investments
Core Plus Fixed Income Fund – September 30, 2010

Principal Amount		Market Value
	Corporate Bonds — 45.6% Financials — 22.1%
$30,000	Ameriprise Financial, Inc., 7.300%, 6/28/19	$37,183
30,000	Ameriprise Financial, Inc., 5.300%, 3/15/20	33,146
205,000	Bank of America Corp., 4.500%, 4/1/15	215,095
25,000	Bank of America Corp., 7.375%, 5/15/14	28,734
30,000	Bank of America Corp., 5.750%, 12/1/17	32,075
31,000	Bank of America Corp., 8.000%, 12/31/49 (a)	31,978
100,000	Barclays Bank PLC, 6.750%, 5/22/19	118,837
80,000	Brandywine Operating Partnership LP, 7.500%, 5/15/15	89,677
90,000	Cantor Fitzgerald LP, 144a, 7.875%, 10/15/19	94,485
40,000	Capital One Capital V, 10.250%, 8/15/39	43,300
20,000	Capital One Financial Corp., 7.375%, 5/23/14	23,347
17,000	CB Richard Ellis Services, Inc., 11.625%, 6/15/17	19,677
200,000	Citigroup, Inc., 8.500%, 5/22/19	247,268
65,000	CommonWealth REIT, 5.875%, 9/15/20	64,684
65,000	Credit Suisse AG, 5.400%, 1/14/20	69,339
15,000	Developers Diversified Realty Corp., 9.625%, 3/15/16	16,735
15,000	Developers Diversified Realty Corp., 7.500%, 4/1/17	15,586
20,000	Digital Realty Trust LP, 144a, 5.875%, 2/1/20	21,262
100,000	Digital Realty Trust LP, 144a, 4.500%, 7/15/15	103,243
31,000	Equinix, Inc., 8.125%, 3/1/18	33,093
25,000	Fidelity National Financial, Inc., 6.600%, 5/15/17	25,797
120,000	Fifth Third Bancorp, 4.500%, 6/1/18	118,716
20,000	General Electric Capital Corp. MTN, 0.731%, 1/8/16 (a)	18,554
100,000	General Electric Capital Corp. MTN, 3.500%, 6/29/15	104,623
25,000	Genworth Financial, Inc., 7.700%, 6/15/20	26,470
110,000	Glencore Funding LLC, 144a, 6.000%, 4/15/14	114,112
45,000	Goldman Sachs Group, Inc., 5.375%, 3/15/20	47,431
40,000	Goldman Sachs Group, Inc. MTN, 6.000%, 5/1/14	44,626
120,000	Healthcare Realty Trust, Inc., 6.500%, 1/17/17	129,982
35,000	Host Hotels & Resorts LP, Ser O, 6.375%, 3/15/15	35,831
25,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.000%, 1/15/18	25,125

Principal Amount		Market Value
$15,000	International Lease Finance Corp., 144a, 8.625%, 9/15/15	$16,050
65,000	Jefferies Group, Inc., 8.500%, 7/15/19	75,472
25,000	Jefferies Group, Inc., 6.875%, 4/15/21	26,222
25,000	Jefferies Group, Inc., 6.250%, 1/15/36	22,954
85,000	JP Morgan Chase & Co., 6.300%, 4/23/19	98,503
90,000	KeyCorp MTN, 3.750%, 8/13/15	91,827
65,000	Kilroy Realty LP, 144a, 6.625%, 6/1/20	65,940
140,000	KKR Group Finance Co., 144a, 6.375%, 9/29/20	142,981
65,000	Lazard Group LLC, 7.125%, 5/15/15	70,911
90,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (a)	106,200
25,000	Lincoln National Corp., 4.300%, 6/15/15	26,505
20,000	Lincoln National Corp., 8.750%, 7/1/19	25,727
215,000	Lloyds TSB Bank PLC MTN, 144a, 6.500%, 9/14/20	217,072
40,000	Mack-Cali Realty LP, 7.750%, 8/15/19	47,604
25,000	Macquarie Group Ltd., 144a, 7.300%, 8/1/14	28,267
50,000	Macquarie Group Ltd., 144a, 7.625%, 8/13/19	58,215
75,000	MetLife, Inc., 6.750%, 6/1/16	89,532
105,000	MetLife, Inc., 10.750%, 8/1/39	136,238
100,000	Morgan Stanley MTN, 5.625%, 9/23/19	104,115
75,000	NASDAQ OMX Group, Inc., 5.550%, 1/15/20	79,703
45,000	National Retail Properties, Inc., 6.875%, 10/15/17	51,031
135,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	193,322
15,000	Nationwide Mutual Insurance Co., 144a, 9.375%, 8/15/39	17,713
15,000	Pacific Life Insurance Co., 144a, 9.250%, 6/15/39	18,954
75,000	Principal Financial Group, Inc., 7.875%, 5/15/14	88,856
15,000	ProLogis, 7.375%, 10/30/19	15,138
25,000	ProLogis, 7.625%, 8/15/14	27,018
130,000	Raymond James Financial, Inc., 8.600%, 8/15/19	155,758
60,000	Regions Financial Corp., 5.750%, 6/15/15	61,036
40,000	Regions Financial Corp., 7.750%, 11/10/14	43,329
110,000	Royal Bank of Scotland PLC (The), 5.625%, 8/24/20	115,331
40,000	Senior Housing Properties Trust, 6.750%, 4/15/20	41,700
125,000	Simon Property Group LP, 10.350%, 4/1/19	174,719
50,000	SLM Corp. MTN, 8.000%, 3/25/20	49,616
150,000	Standard Chartered PLC, 144a, 3.850%, 4/27/15	156,456

Core Plus Fixed Income Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 45.6% (Continued)
$100,000	SunTrust Bank, 7.250%, 3/15/18	$113,726
85,000	Tanger Properties LP, 6.125%, 6/1/20	92,792
20,000	Terremark Worldwide, Inc., 12.000%, 6/15/17	22,850
115,000	Validus Holdings Ltd., 8.875%, 1/26/40	125,485
45,000	Willis North America, Inc., 7.000%, 9/29/19	49,466
20,000	Willis North America, Inc., 6.200%, 3/28/17	21,311
65,000	Zions Bancorp., 7.750%, 9/23/14	68,874
		5,264,530
	Utilities — 4.3%
30,000	AES Corp., 7.750%, 10/15/15	32,100
125,000	Ameren Corp., 8.875%, 5/15/14	144,804
110,000	CenterPoint Energy, Inc., 6.500%, 5/1/18	127,677
33,000	Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 3/1/16	33,660
100,000	Dominion Resources, Inc., 8.875%, 1/15/19	136,027
80,000	Duquesne Light Holdings, Inc., 144a, 6.400%, 9/15/20	81,367
15,000	Dynegy Holdings, Inc., 7.750%, 6/1/19	10,275
25,000	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 4/1/20	26,988
90,000	Energy Transfer Partners LP, 9.700%, 3/15/19	119,399
65,000	Nevada Power Co., 6.500%, 8/1/18	78,650
38,000	NRG Energy, Inc., 7.250%, 2/1/14	38,997
45,000	Plains All American Pipeline LP, 8.750%, 5/1/19	57,114
30,000	Plains All American Pipeline LP/PAA Finance Corp., 3.950%, 9/15/15	31,469
8,000	Regency Energy Partners LP/Regency Energy Finance Corp., 9.375%, 6/1/16	8,820
65,000	Sempra Energy, 9.800%, 2/15/19	90,621
		1,017,968
	Consumer Discretionary — 3.6%
60,000	Advance Auto Parts, Inc., 5.750%, 5/1/20	64,713
12,000	AMC Entertainment, Inc., 8.750%, 6/1/19	12,645
55,000	Comcast Corp., 6.450%, 3/15/37	61,098
25,000	DISH DBS Corp., 6.625%, 10/1/14	26,125
20,000	Exide Technologies, Ser B, 10.500%, 3/15/13	20,450
12,000	GameStop Corp., 8.000%, 10/1/12	12,285
45,000	GeoEye, Inc., 9.625%, 10/1/15	49,106
49,000	Goodyear Tire & Rubber, 10.500%, 5/15/16	55,493
25,000	Intelsat Subsidiary Holding Co. SA, 8.500%, 1/15/13	25,281
40,000	Lennar Corp., 6.950%, 6/1/18	37,100
75,000	NBC Universal, Inc., 144a, 5.950%, 4/1/41	77,146

Principal Amount		Market Value
$45,000	Nebraska Book Co., Inc., 10.000%, 12/1/11	$45,562
30,000	NetFlix, Inc., 8.500%, 11/15/17	33,450
20,000	News America, Inc., 6.900%, 8/15/39	23,569
30,000	Pokagon Gaming Auth., 144a, 10.375%, 6/15/14	31,312
10,000	Royal Caribbean Cruises Ltd., 6.875%, 12/1/13	10,525
5,000	Scientific Games International, Inc., 9.250%, 6/15/19	5,313
35,000	Seneca Gaming Corp., Ser B, 7.250%, 5/1/12	34,475
7,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	7,840
10,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/1/12	10,725
20,000	Sun Media Corp., 7.625%, 2/15/13	20,100
80,000	Time Warner Cable, Inc., 8.750%, 2/14/19	105,648
45,000	Time Warner, Inc., 6.100%, 7/15/40	48,457
15,000	Toys R Us Property Co. I LLC, 10.750%, 7/15/17	16,950
10,000	Videotron Ltee, 6.875%, 1/15/14	10,150
20,000	Wyndham Worldwide Corp., 7.375%, 3/1/20	21,375
		866,893
	Energy — 3.0%
50,000	Berry Petroleum Co., 10.250%, 6/1/14	56,375
30,000	Bill Barrett Corp., 9.875%, 7/15/16	32,775
40,000	BP Capital Markets PLC, 4.500%, 10/1/20	40,905
40,000	Chesapeake Energy Corp., 6.625%, 8/15/20	41,800
40,000	Cie Generale de Geophysique-Veritas, 7.500%, 5/15/15	40,700
32,000	Comstock Resources, Inc., 8.375%, 10/15/17	33,000
28,000	Denbury Resources, Inc., 8.250%, 2/15/20	30,555
34,000	Encore Acquisition Co., 9.500%, 5/1/16	37,952
20,000	Geokinetics Holdings USA, Inc., 144a, 9.750%, 12/15/14	17,500
10,000	Linn Energy LLC/Linn Energy Finance Corp., 144a, 8.625%, 4/15/20	10,600
35,000	Mariner Energy, Inc., 7.500%, 4/15/13	36,269
55,000	Nexen, Inc., 7.500%, 7/30/39	67,579
65,000	Petrobras International Finance Co., 7.875%, 3/15/19	81,062
39,000	Plains Exploration & Production Co., 7.750%, 6/15/15	40,901
70,000	Pride International, Inc., 8.500%, 6/15/19	81,200
15,000	QEP Resources, Inc., 6.875%, 3/1/21	16,238
38,000	Quicksilver Resources, Inc., 11.750%, 1/1/16	44,555
		709,966

Core Plus Fixed Income Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 45.6% (Continued) Telecommunication Services — 2.9%
$65,000	British Telecommunications PLC, 9.875%, 12/15/30	$90,504
80,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/18	108,930
34,000	Frontier Communications Corp., 7.875%, 1/15/27	34,340
40,000	NII Capital Corp., 8.875%, 12/15/19	44,450
53,000	Qwest Communications International, Inc., Ser B, 7.500%, 2/15/14	54,060
60,000	Qwest Corp., 8.875%, 3/15/12	65,850
90,000	Rogers Communications, Inc., 7.500%, 3/15/15	110,017
41,000	Sprint Nextel Corp., 8.375%, 8/15/17	44,485
75,000	Telecom Italia Capital SA, 7.175%, 6/18/19	88,027
30,000	Verizon Communications, Inc., 8.950%, 3/1/39	43,988
20,000	Windstream Corp., 7.000%, 3/15/19	19,600
		704,251
	Industrials — 2.6%
40,000	ARAMARK Corp., 8.500%, 2/1/15	41,600
10,000	ARAMARK Corp., 5.000%, 6/1/12	10,025
64,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, 5/15/16	62,880
10,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18	10,575
10,000	BE Aerospace, Inc., 6.875%, 10/1/20	10,200
15,000	Bombardier, Inc., 144a, 7.750%, 3/15/20	16,200
50,000	Bristow Group, Inc., 6.125%, 6/15/13	50,625
45,000	Canadian Pacific Railway Co., 7.250%, 5/15/19	55,685
15,000	Case New Holland, Inc., 7.750%, 9/1/13	16,294
42,000	FTI Consulting, Inc., 7.625%, 6/15/13	42,735
45,000	FTI Consulting, Inc., 144a, 6.750%, 10/1/20	45,337
20,000	Kansas City Southern Railway, 13.000%, 12/15/13	24,225
100,000	Meccanica Holdings USA, 144a, 6.250%, 7/15/19	110,906
40,000	Pall Corp., 5.000%, 6/15/20	43,421
26,000	RailAmerica, Inc., 9.250%, 7/1/17	28,502
20,000	Roper Industries, Inc., 6.250%, 9/1/19	23,148
20,000	SPX Corp., 144a, 6.875%, 9/1/17	21,200
		613,558
	Materials — 2.2%
5,000	Ball Corp., 6.750%, 9/15/20	5,300
25,000	Buckeye Technologies, Inc., 8.500%, 10/1/13	25,313
42,000	Cellu Tissue Holdings, Inc., 11.500%, 6/1/14	49,350
53,000	Clearwater Paper Corp., 10.625%, 6/15/16	59,625
59,000	Domtar Corp., 10.750%, 6/1/17	73,455

Principal Amount		Market Value
$25,000	International Paper Co., 9.375%, 5/15/19	$32,432
30,000	Masco Corp., 7.125%, 3/15/20	30,733
60,000	Massey Energy Co., 6.875%, 12/15/13	61,500
30,000	Nalco Co., 8.875%, 11/15/13	30,675
18,000	Rock-Tenn Co., 9.250%, 3/15/16	19,755
30,000	Solutia, Inc., 8.750%, 11/1/17	32,775
10,000	Solutia, Inc., 7.875%, 3/15/20	10,688
30,000	Southern Copper Corp., 6.750%, 4/16/40	32,754
17,000	Steel Dynamics, Inc., 6.750%, 4/1/15	17,382
30,000	Teck Resources Ltd., 10.250%, 5/15/16	36,450
		518,187
	Health Care — 1.9%
35,000	Biomet, Inc., 10.000%, 10/15/17	38,631
70,000	Boston Scientific Corp., 4.500%, 1/15/15	71,609
20,000	Boston Scientific Corp., 6.000%, 1/15/20	21,331
43,000	CHS/Community Health Systems, Inc., 8.875%, 7/15/15	45,687
30,000	Coventry Health Care, Inc., 6.300%, 8/15/14	32,121
20,000	DaVita, Inc., 6.625%, 3/15/13	20,325
25,000	HCA, Inc., 7.250%, 9/15/20	26,750
55,000	HCA, Inc., 9.250%, 11/15/16	59,537
50,000	Life Technologies Corp., 6.000%, 3/1/20	56,641
20,000	Mylan, Inc., 144a, 7.625%, 7/15/17	21,275
50,000	Omnicare, Inc., 6.125%, 6/1/13	49,938
		443,845
	Information Technology — 1.5%
50,000	BMC Software, Inc., 7.250%, 6/1/18	60,373
15,000	Brocade Communications Systems, Inc., 6.875%, 1/15/20	15,750
130,000	CC Holdings, 144a, 7.750%, 5/1/17	143,650
11,000	Crown Castle International Corp., 9.000%, 1/15/15	12,127
55,000	Seagate Technology International, 144a, 10.000%, 5/1/14	64,900
25,000	Stream Global Services, Inc., 11.250%, 10/1/14	24,625
40,000	Xerox Corp., 6.750%, 12/15/39	47,307
		368,732
	Consumer Staples — 1.5%
30,000	Alliance One International, Inc., 10.000%, 7/15/16	32,475
25,000	Altria Group, Inc., 9.700%, 11/10/18	33,840
45,000	Bunge Ltd. Finance Corp., 8.500%, 6/15/19	54,390
25,000	CVS Caremark Corp., 6.600%, 3/15/19	30,338
128,584	CVS Pass-Through Trust, 144a, 7.507%, 1/10/32	150,875
53,000	Stater Brothers Holdings, 8.125%, 6/15/12	53,066
		354,984
	Total Corporate Bonds	$10,862,914

Core Plus Fixed Income Fund (Continued)

Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 19.9%
$44,762	FHLMC, Pool #G03871, 5.500%, 2/1/38	$47,811
212,027	FHLMC, Pool #G02558, 6.000%, 1/1/37	228,442
56,166	FHLMC, Pool #G04346, 6.000%, 5/1/38	60,686
111,844	FHLMC Gold, Pool #G01838, 5.000%, 7/1/35	118,334
197,422	FHLMC Gold, Pool #G01665, 5.500%, 3/1/34	211,873
89,886	FHLMC Gold, Pool #G05888, 5.500%, 10/1/39	96,006
195,148	FHLMC Gold, Pool #G04123, 6.000%, 3/1/38	209,586
25,693	FHLMC Gold, Pool #G02419, 6.500%, 10/1/36	28,059
53,235	FHLMC Gold, Pool #G03633, 6.500%, 12/1/37	58,052
8,587	FHLMC Gold, Pool #G05680, 6.500%, 4/1/39	9,364
647,396	FNMA, Pool #735925, 5.000%, 10/1/35	684,356
638,862	FNMA, Pool #745275, 5.000%, 2/1/36	675,335
639,927	FNMA, Pool #995023, 5.500%, 8/1/37	684,360
170,379	FNMA, Pool #889684, 5.500%, 8/1/37	182,209
228,974	FNMA, Pool #929317, 5.500%, 3/1/38	244,402
77,109	FNMA, Pool #831811, 6.000%, 9/1/36	83,565
175,697	FNMA, Pool #888222, 6.000%, 2/1/37	189,765
185,790	FNMA, Pool #911586, 6.000%, 4/1/37	201,448
13,421	FNMA, Pool #995196, 6.000%, 7/1/38	14,495
99,576	FNMA, Pool #995226, 6.000%, 11/1/38	107,145
151,500	GNMA, Pool #712690, 5.000%, 4/15/39	162,119
407,036	GNMA, Pool #698387, 5.000%, 7/15/39	435,452
	Total U.S. Government Mortgage-Backed Obligations	$4,732,864
	U.S. Treasury Obligations — 13.3%
715,000	U.S. Treasury Note, 4.875%, 6/30/12	771,362
1,775,000	U.S. Treasury Note, 1.875%, 4/30/14	1,840,592
140,000	U.S. Treasury Note, 3.500%, 5/15/20	151,966
415,000	U.S. Treasury Note, 3.500%, 2/15/39	401,512
	Total U.S. Treasury Obligations	$3,165,432
	Commercial Mortgage-Backed Securities — 9.4%
210,000	Banc of America Commercial Mortgage, Inc., Ser 2008-1, Class A4, 6.339%, 2/10/51 (a)	230,187
67,249	Banc of America Funding Corp., Ser 2004-A, Class 2A1, 4.531%, 5/20/34 (a)	67,349
107,581	Banc of America Funding Corp., Ser 2005-G, Class A3, 5.210%, 10/20/35 (a)	102,050
152,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Class A4, 5.694%, 6/11/50 (a)	164,083

Principal Amount		Market Value
$155,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-T28, Class A4, 5.742%, 9/11/42 (a)	$171,994
111,000	Citigroup Commercial Mortgage Trust, Ser 2007-C6, Class A4, 5.887%, 12/10/49 (a)	118,834
150,000	Commercial Mortgage Pass Through Certificates, Ser 2007-C9, Class A4, 6.009%, 12/10/49 (a)	163,272
111,830	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2005-1, Class 1A1, 0.756%, 2/25/35 (a)	84,149
176,000	Greenwich Capital Commercial Funding Corp., Ser 2007-GG9, Class A4, 5.444%, 3/10/39	185,523
31,022	GSR Mortgage Loan Trust, Ser 2004-9, Class 4A1, 2.910%, 8/25/34 (a)	29,502
36,643	GSR Mortgage Loan Trust, Ser 2005-4F, Class 6A1, 6.500%, 2/25/35	37,548
182,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP9, Class A3, 5.336%, 5/15/47	189,281
145,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2007-CB18, Class A4, 5.440%, 6/12/47	151,987
171,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2007-CB20, Class A4, 5.794%, 2/12/51 (a)	183,981
25,000	JP Morgan Mortgage Trust, Ser 2003-A2, Class 2A3, 4.694%, 11/25/33 (a)	25,231
73,000	JP Morgan Mortgage Trust, Ser 2005-A2, Class 5A2, 4.309%, 4/25/35 (a)	73,642
37,571	Residential Asset Mortgage Products, Inc., Ser 2004-SL1, Class A7, 7.000%, 11/25/31	38,188
24,046	Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-12, Class 6A, 2.986%, 9/25/34 (a)	22,260
104,325	Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR8, Class 3A2, 2.886%, 6/25/35 (a)	98,657
80,811	Wells Fargo Mortgage Backed Securities Trust, Ser 2007-5, Class 1A1, 5.500%, 5/25/37	80,449
16,296	Wells Fargo Mortgage Backed Securities Trust, Ser 2007-5, Class 2A3, 5.500%, 5/25/22	16,368
	Total Commercial Mortgage-Backed Securities	$2,234,535
	Sovereign Government Obligations — 7.2%
235,000	Australia Government Bond, Ser 125, 6.250%, 6/15/14	237,792
472,000	Australia Government Bond, Ser 118, 6.500%, 5/15/13	475,551

Core Plus Fixed Income Fund (Continued)

Principal Amount		Market Value
	Sovereign Government Obligations — 7.2% (Continued)
$297,000	Canadian Government Bond, 3.500%, 6/1/20	$306,612
40,000	Corp. Andina de Fomento, 8.125%, 6/4/19	49,793
195,000	New Zealand Government Bond, Ser 1217, 6.000%, 12/15/17	153,868
335,000	New Zealand Government Bond, Ser 521, 6.000%, 5/15/21	264,582
132,000	United Kingdom Gilt, 4.500%, 3/7/19	234,056
	Total Sovereign Government Obligations	$1,722,254
	Asset-Backed Securities — 1.3%
12,979	Countrywide Asset-Backed Certificates, Ser 2004-15, Class AF4, 4.614%, 12/25/32 (a)	12,871
132,000	Merrill Lynch Mortgage Trust, Ser 2007-C1, Class A4, 6.020%, 6/12/50 (a)	141,165
76,272	Morgan Stanley Home Equity Loan Trust, Ser 2007-2, Class A1, 0.356%, 4/25/37 (a)	69,560
100,000	Newcastle Investment Trust, Ser 2010-MH1, Class M1, 144a, 6.000%, 7/10/35	100,873
	Total Asset-Backed Securities	$324,469
Shares		Market Value
	Investment Fund — 6.6%
1,567,366	Touchstone Institutional Money Market Fund^	$1,567,366
	Total Investment Securities — 103.3% (Cost $23,860,105)	$24,609,834
	Liabilities in Excess of Other Assets — (3.3%)	(781,904)
	Net Assets — 100.0%	$23,827,930

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2010.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MTN – Medium Term Note

PLC – Public Limited Company

REIT – Real Estate Investment Trust

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $2,062,911 or 8.7% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$10,862,914	$—	$10,862,914
U.S. Government Mortgage-Backed Obligations	—	4,732,864	—	4,732,864
U.S. Treasury Obligations	—	3,165,432	—	3,165,432
Commercial Mortgage-Backed Securities	—	2,234,535	—	2,234,535
Sovereign Government Obligations	—	1,722,254	—	1,722,254
Investment Fund	1,567,366	—	—	1,567,366
Asset-Backed Securities	—	324,469	—	324,469
				$24,609,834
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts	$—	$(37,220)	$—	$(37,220)

*  Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation.

See accompanying notes to financial statements.

Core Plus Fixed Income Fund (Continued)

Forward Foreign Currency Exchange Contracts

	Contract To				Unrealized Appreciation/
Value Date	Receive		Deliver		(Depreciation)
11/12/2010	AUD	185,000	USD	178,296	$(350)
11/12/2010	AUD	54,000	USD	47,831	4,111
10/05/2010	CAD	53,864	USD	52,525	(174)
10/05/2010	GBP	17,025	USD	26,960	(216)
11/12/2010	USD	58,122	AUD	62,000	(1,514)
11/12/2010	USD	90,982	AUD	100,060	(5,263)
11/12/2010	USD	512,985	AUD	566,602	(32,013)
12/15/2010	USD	25,656	CAD	26,316	123
12/15/2010	USD	126,413	CAD	130,000	280
11/23/2010	USD	26,930	GBP	17,012	215
11/23/2010	USD	208,475	GBP	131,200	2,448
11/17/2010	USD	99,280	NZD	136,000	(144)
11/17/2010	USD	299,738	NZD	416,465	(4,723)
					$(37,220)

Portfolio of Investments
Emerging Markets Equity Fund – September 30, 2010

Common Stocks — 89.5%	Shares	Market Value
Financials — 21.5%
Akbank TAS (Turkey)	463,059	$2,832,997
Banco Bradesco SA (Preference) (Brazil)	141,555	2,831,100
Bank Mandiri Tbk PT (Indonesia)	3,061,515	2,469,794
Busan Bank (South Korea)	139,660	1,720,871
China Overseas Land & Investment Ltd. (Hong Kong)	1,004,524	2,125,867
CIMB Group Holdings Bhd (Malaysia)	799,300	2,115,413
First Pacific Co. (Hong Kong)	2,849,364	2,589,046
Grupo Financiero Banorte SAB de CV - Class O (Mexico)	305,327	1,158,152
Industrial & Commercial Bank of China (China)	1,987,093	1,480,296
JPM Bharat Forge Ltd Pnote (Netherlands)*	62,000	500,167
JPM Bharat Heavy Electricals Pnote, Series 0005 (Netherlands)*	15,372	847,880
JPM ITC Ltd Pnote, Series 000H (Netherlands)*	114,000	452,347
JPM Oil & Natural Gas Corp. Ltd Pnote, Series 000J (Netherlands)*	13,700	428,089
JPM Piramal Healthcare Ltd Pnote, Series 0003 (Netherlands)*	19,300	214,540
Kasikornbank PCL (Thailand)	614,600	2,511,051
Keppel Land Ltd. (Singapore)	635,166	1,956,066
Land and Houses PCL (Thailand)	6,243,000	1,522,181
Shinhan Financial Group Co. Ltd. (South Korea)	29,790	1,140,393
Standard Bank Group Ltd. (South Africa)	105,360	1,677,840
Wharf Holdings Ltd. (Hong Kong)	353,425	2,273,005
		32,847,095
Materials — 16.8%
China BlueChemical Ltd. (China)	2,742,316	1,993,422
Cia de Minas Buenaventura SA ADR (Peru)	43,646	1,971,926
Eldorado Gold Corp. (Canada)	185,605	3,491,056
Fresnillo PLC (United Kingdom)	118,516	2,312,316
Gerdau SA (Preference) (Brazil)	119,388	1,608,069
Impala Platinum Holdings Ltd. (South Africa)	63,612	1,642,719
POSCO (South Korea)	3,063	1,386,107
Randgold Resources Ltd. ADR (Jersey, C.I.)	31,611	3,207,252
Siam Cement PCL (Thailand)	80,700	978,504
Siam Cement PCL (Non-Voting) (Thailand)	80,900	887,634
Southern Copper Corp. (United States)	43,700	1,534,744
Vale SA ADR (Brazil)	53,123	1,661,156
Vale SA (Preference) (Brazil)	62,629	1,716,005
Yamana Gold, Inc. (Canada)	120,387	1,372,475
		25,763,385
Consumer Discretionary — 14.7%
Cafe de Coral Holdings Ltd. (Hong Kong)	577,768	1,641,968
Consorcio ARA SAB de CV (Mexico)	1,223,122	798,808
Daphne International Holdings Ltd. (Hong Kong)	2,092,117	2,472,623
Foschini Ltd. (South Africa)	192,813	2,295,693
Giant Manufacturing Co. Ltd. (Taiwan)	486,278	1,828,903

	Shares	Market Value
Grupo Televisa SA ADR (Mexico)	57,299	$1,084,097
Hankook Tire Co. Ltd. (South Korea)	81,550	2,356,564
JD Group Ltd. (South Africa)	244,221	1,672,696
Lojas Americanas SA (Preference) (Brazil)	242,243	2,190,495
Lojas Renner SA (Brazil)	110,982	3,771,552
Ports Design Ltd. (Hong Kong)	755,647	2,089,050
Shangri-La Asia Ltd. (Hong Kong)	114,212	259,959
		22,462,408
Energy — 9.2%
CNOOC Ltd. (Hong Kong)	1,088,611	2,110,198
PetroChina Co. Ltd. - Class H (China)	551,389	641,724
Petroleo Brasileiro SA (Preference) (Brazil)	207,589	3,359,212
PTT Exploration & Production PCL (Thailand)	253,800	1,246,003
Reliance Industries Ltd. GDR 144A, (India)	31,500	1,404,900
Tenaris SA ADR (Luxembourg) †	52,181	2,004,794
Thai Oil PCL (Thailand)	884,500	1,537,311
Tupras Turkiye Petrol Rafine (Turkey)	67,518	1,820,333
		14,124,475
Consumer Staples — 8.2%
British American Tobacco Malaysia Bhd (Malaysia)	103,800	1,630,134
Fomento Economico Mexicano SAB de CV ADR (Mexico)	17,557	890,667
Kimberly-Clark de Mexico SAB de CV - Class A (Mexico)	286,391	1,837,435
Massmart Holdings Ltd. (South Africa)	119,235	2,528,307
SABMiller PLC (United Kingdom)	48,229	1,542,155
Tingyi Cayman Islands Holding Corp. (China)	952,193	2,626,282
Wal-Mart de Mexico SAB de CV (Mexico)	567,543	1,427,679
		12,482,659
Information Technology — 6.4%
ASM Pacific Technology Ltd. (Hong Kong)	231,100	2,061,146
Infosys Technologies Ltd. ADR (India)	30,681	2,065,138
Samsung Electronics Co. Ltd. (South Korea)	2,274	1,549,571
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	737,500	1,463,598
VTech Holdings Ltd. (Hong Kong) †	268,057	2,739,700
		9,879,153
Industrials — 4.5%
All America Latina Logistica SA (Brazil)	214,049	2,183,502
Trakya Cam Sanayi AS (Turkey)*	1,137,727	2,280,881
Weichai Power Co. Ltd. - Class H (China)	233,471	2,467,456
		6,931,839
Telecommunication Services — 4.2%
America Movil SAB de CV, Series L ADR (Mexico)	31,781	1,694,881
MTN Group Ltd. (South Africa)	102,882	1,859,780
Telekomunikasi Indonesia Tbk PT (Indonesia)	1,635,116	1,685,497
Turkcell Iletisim Hizmet AS (Turkey)	166,678	1,123,439
		6,363,597

Emerging Markets Equity Fund (Continued)

Common Stocks — 89.5% (Continued)	Shares	Market Value
Utilities — 2.8%
Cez AS (Czech Republic)	39,810	$1,782,555
Cia Energetica de Minas Gerais (Preference) (Brazil)	107,073	1,740,253
Enersis SA (Chile)	1,524,900	718,861
		4,241,669
Health Care — 1.2%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	34,481	1,818,873
Total Common Stocks		$136,915,153
Investment Funds — 5.6%
Invesco Liquid Assets Portfolio**	1,669,388	1,669,388
Touchstone Institutional Money Market Fund^	6,859,541	6,859,541
Total Investment Funds		$8,528,929
	Number of Warrants
Warrants — 5.5%
Credit Suisse/Nassau, expiring 11/18/11*	22,200	1,224,495
Credit Suisse/Nassau, expiring 9/15/14*	439,972	1,745,789
Credit Suisse/Nassau, expiring 9/15/14*	58,568	1,830,095
CS Bharat Forge LTD/Nassau, expiring 6/24/13*	211,816	1,708,764
JP Morgan Structured Products BV, expiring 9/9/14*	228,166	1,859,958
Total Warrants		$8,369,101
Total Investment Securities — 100.6% (Cost $136,820,016)		$153,813,183
Liabilities in Excess of Other Assets — (0.6%)		(868,998)
Net Assets — 100.0%		$152,944,185

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $1,629,252.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PCL – Public Company Limited

PLC – Public Limited Company

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $1,404,900 or 0.9% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$136,915,153	$—	$—	$136,915,153
Investment Funds	8,528,929	—	—	8,528,929
Warrants	8,369,101	—	—	8,369,101
				$153,813,183
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts	$—	$10,274	$—	$10,274

*  Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

See accompanying notes to financial statements.

Forward Foreign Currency Exchange Contracts

	Contract To				Unrealized
Value Date	Receive		Deliver		Appreciation
10/01/2010	CZK	6,455,528	USD	353,340	$4,403
10/01/2010	ZAR	3,617,719	USD	513,152	5,871
					$10,274

Portfolio of Investments
Focused Equity Fund – September 30, 2010

Common Stocks — 99.1%	Shares	Market Value
Information Technology — 19.6%
Arrow Electronics, Inc.*	2,598	$69,444
Dell, Inc.*	4,525	58,644
Hewlett-Packard Co.	2,095	88,137
Microsoft Corp.	2,722	66,662
Nokia Corp. ADR	10,331	103,620
		386,507
Financials — 18.2%
Allstate Corp.	2,743	86,542
Bank of America Corp.	9,319	122,172
Goldman Sachs Group, Inc. (The)	612	88,483
SEI Investments Co.	2,990	60,816
		358,013
Health Care — 16.9%
Baxter International, Inc.	1,066	50,859
Genzyme Corp.*	591	41,837
Omnicare, Inc.	2,638	62,995
UnitedHealth Group, Inc.	1,997	70,115
WellPoint, Inc.*	1,905	107,899
		333,705
Consumer Discretionary — 16.5%
Comcast Corp. - Class A	2,194	39,668
DineEquity, Inc.*	648	29,147
International Speedway Corp. - Class A	1,475	35,990
JC Penney Co., Inc.	2,387	64,879
Time Warner Cable, Inc.	2,868	154,843
		324,527
Industrials — 7.6%
AGCO Corp.*	2,344	91,439
Norfolk Southern Corp.	774	46,061
Unifirst Corp./MA	280	12,362
		149,862
Consumer Staples — 7.6%
CVS Caremark Corp.	1,699	53,468
Heineken NV ADR	1,658	43,008
Kraft Foods, Inc. - Class A	1,729	53,357
		149,833
Energy — 5.5%
Hess Corp.	1,220	72,126
Noble Corp.	1,078	36,426
		108,552
Telecommunication Services — 4.4%
Deutsche Telekom AG ADR	1,928	26,279
Telus Corp. - Class A	1,407	59,586
		85,865
Materials — 2.8%
Cemex SAB de CV ADR*	6,452	54,842
Total Common Stocks		$1,951,706

	Shares	Market Value
Investment Fund — 1.9%
Touchstone Institutional Money Market Fund^	36,740	$36,740
Total Investment Securities — 101.0% (Cost $1,902,246)		$1,988,446
Liabilities in Excess of Other Assets — (1.0%)		(18,474)
Net Assets — 100.0%		$1,969,972

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,951,706	$—	$—	$1,951,706
Investment Fund	36,740	—	—	36,740
				$1,988,446

See accompanying notes to financial statements.

Portfolio of Investments
Global Equity Fund – September 30, 2010

Preferred Stocks — 1.1%	Shares	Market Value
Consumer Staples — 1.1%
Henkel AG & Co. KGaA (Germany)	1,064	$57,150
Common Stocks — 93.6% Materials — 23.0%
Agnico-Eagle Mines Ltd. (Canada)	2,632	186,951
CF Industries Holdings, Inc. (United States)	1,509	144,109
Fresnillo PLC (United Kingdom)	5,313	103,660
Goldcorp, Inc. (Canada)	2,113	91,958
Monsanto Co. (United States)	1,666	79,851
Newmont Mining Corp. (United States)	1,848	116,073
Symrise AG (Germany)	1,530	42,518
Syngenta AG (Switzerland)	694	172,467
Yamana Gold, Inc. (Canada)	12,003	136,834
Yara International ASA (Norway)	2,620	118,501
		1,192,922
Consumer Staples — 16.7%
Australian Agricultural Co. Ltd. (Australia)*	60,256	89,690
Carlsberg A/S - Class B (Denmark)	1,078	112,398
Cott Corp. (Canada)*	9,642	75,690
Davide Campari-Milano SpA (Italy)	8,694	52,001
Foster's Group Ltd. (Australia)	22,460	133,074
Hain Celestial Group, Inc. (The) (United States)*	1,521	36,474
Kimberly-Clark Corp. (United States)	871	56,659
Koninklijke Ahold NV (Netherlands)	8,960	120,779
Sara Lee Corp. (United States)	11,021	148,012
Thai Beverage PCL (Thailand)	209,000	43,704
		868,481
Industrials — 16.3%
Ansaldo STS SpA (Italy)	8,512	110,122
Central Japan Railway Co. (Japan)	16	117,681
Cia de Concessoes Rodoviarias (Brazil)	3,900	99,920
Doosan Heavy Industries and Construction Co. Ltd. (South Korea)	1,515	112,803
G4S PLC (United Kingdom)	14,941	59,757
Invensys PLC (United Kingdom)	16,338	76,611
Japan Steel Works Ltd. (Japan)	8,600	80,973
Kansas City Southern (United States)*	2,294	85,818
Shaw Group, Inc. (United States)*	3,043	102,123
		845,808
Health Care — 11.0%
Bayer AG (Germany)	1,097	76,494
Bristol-Myers Squibb Co. (United States)	6,340	171,878
Novartis AG (Switzerland)	1,720	98,633
Sanofi-Aventis SA (France)	1,753	116,800
Varian Medical Systems, Inc. (United States)*	1,763	106,662
		570,467

	Shares	Market Value
Telecommunication Services — 9.2%
Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	51,211	$127,662
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	536,000	147,836
Mobile Telesystems OJSC ADR (Russia)	1,932	41,016
SK Telecom Co. Ltd. ADR (South Korea)	5,333	93,168
Swisscom AG (Switzerland)	161	64,931
		474,613
Consumer Discretionary — 6.8%
Genting Bhd (Malaysia)	44,000	141,393
Television Broadcasts Ltd. (Hong Kong)	27,000	154,159
TomTom NV (Netherlands)* †	7,813	54,267
		349,819
Information Technology — 5.9%
Check Point Software Technologies Ltd. (Israel)*	3,167	116,957
Nokia OYJ (Finland)	10,890	109,414
Yahoo! Japan Corp. (Japan)	237	81,877
		308,248
Financials — 2.4%
Bank of Yokohama Ltd. (The) (Japan)	17,000	79,420
Kinnevik Investment AB - Class B (Sweden)	2,174	46,026
		125,446
Energy — 2.3%
Cairn Energy PLC (United Kingdom)*	10,400	74,106
PA Resources AB (Sweden)*	63,130	46,643
		120,749
Total Common Stocks		$4,856,553
Investment Funds — 2.7%
Invesco Liquid Assets Portfolio**	50,050	50,050
Touchstone Institutional Money Market Fund^	90,045	90,045
Total Investment Funds		$140,095
Total Investment Securities — 97.4% (Cost $4,740,549)		$5,053,798
Other Assets in Excess of Liabilities — 2.6%		136,901
Net Assets — 100.0%		$5,190,699

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $53,482.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Global Equity Fund (Continued)

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,856,553	$—	$—	$4,856,553
Investment Funds	140,095	—	—	140,095
Preferred Stocks	57,150	—	—	57,150
				$5,053,798

See accompanying notes to financial statements.

Portfolio of Investments
Global Real Estate Fund – September 30, 2010

Common Stocks — 97.8%	Shares	Market Value
Financials — 97.8%
Allgreen Properties Ltd. (Singapore)	33,000	$29,610
Alstria Office REIT-AG (Germany)	2,677	37,188
AMB Property Corp. REIT (United States)	630	16,676
AvalonBay Communities, Inc. REIT (United States)	370	38,454
BioMed Realty Trust, Inc. REIT (United States)	790	14,157
Boston Properties, Inc. REIT (United States)	1,235	102,653
British Land Co. PLC REIT (United Kingdom)	7,192	52,535
Camden Property Trust REIT (United States)	1,275	61,162
Canadian Apartment Properties REIT (Canada)	2,015	33,293
Canadian Real Estate Investment Trust REIT (Canada)	1,147	34,837
CapitaLand Ltd. (Singapore)	33,350	102,959
CapitaMalls Asia Ltd. (Singapore)	13,000	21,352
Cedar Shopping Centers, Inc. REIT (United States)	1,760	10,701
CFS Retail Property Trust REIT (Australia)	18,610	34,086
Charter Hall Retail REIT (Australia)	12,046	33,416
Cheung Kong Holdings Ltd. (Hong Kong)	2,000	30,314
China Overseas Land & Investment Ltd. (Hong Kong)	26,600	56,293
China Resources Land Ltd. (Hong Kong)	9,730	19,789
City Developments Ltd. (Singapore)	2,120	20,570
Citycon OYJ (Finland)	4,793	20,452
Cofinimmo REIT (Belgium)	206	27,344
Commonwealth Property Office Fund REIT (Australia)	24,130	21,457
Coresite Realty Corp. (United States)*	960	15,734
Corio NV REIT (Netherlands)	400	27,347
Corporate Office Properties Trust SBI MD REIT (United States)	860	32,087
Crombie Real Estate Investment Trust REIT (Canada)	1,755	21,884
Derwent London PLC REIT (United Kingdom)	1,380	32,604
Development Securities PLC (United Kingdom)	4,130	14,938
DiamondRock Hospitality Co. REIT (United States)*	2,350	22,302
Digital Realty Trust, Inc. REIT (United States) †	743	45,843
Douglas Emmett, Inc. REIT (United States)	2,540	44,475
Duke Realty Corp. REIT (United States)	3,200	37,088
DuPont Fabros Technology, Inc. REIT (United States)	1,460	36,719
Entertainment Properties Trust REIT (United States)	480	20,726
Equity Residential REIT (United States)	2,085	99,183
Eurocommercial Properties NV REIT (Netherlands)	1,085	50,290
Extendicare Real Estate Investment Trust REIT (Canada)	2,384	23,750
Federal Realty Investment Trust REIT (United States)	510	41,647

	Shares	Market Value
Fortune Real Estate Investment Trust REIT (Singapore)	44,000	$22,003
Frasers Centrepoint Trust REIT (Singapore)	20,000	22,508
General Growth Properties, Inc. REIT (United States)	1,660	25,896
Goodman Group REIT (Australia)	106,080	66,133
GPT Group REIT (Australia)	20,838	59,214
Great Portland Estates PLC REIT (United Kingdom)	3,050	16,353
Hammerson PLC REIT (United Kingdom)	3,257	20,174
HCP, Inc. REIT (United States)	2,320	83,474
Health Care REIT, Inc. (United States)	1,230	58,228
Helical Bar PLC (United Kingdom)	3,890	18,186
Henderson Land Development Co. Ltd. (Hong Kong)	3,000	21,363
Hongkong Land Holdings Ltd. (Hong Kong)	11,165	69,335
Host Hotels & Resorts, Inc. REIT (United States)	4,303	62,307
Hufvudstaden AB - Class A (Sweden)	2,221	23,939
Hysan Development Co. Ltd. (Hong Kong)	7,000	25,081
Japan Excellent, Inc. REIT (Japan)	5	25,006
Japan Real Estate Investment Corp. REIT (Japan)	2	18,184
Kenedix Realty Investment Corp. REIT (Japan)	6	22,712
Kerry Properties Ltd. (Hong Kong)	12,330	67,062
Kimco Realty Corp. REIT (United States)	1,495	23,546
Klepierre REIT (France)	929	35,828
Land Securities Group PLC REIT (United Kingdom)	5,280	53,125
Macerich Co. REIT (United States)	494	21,217
Mid-America Apartment Communities, Inc. REIT (United States)	520	30,306
Mirvac Group REIT (Australia)	25,700	33,038
Mitsubishi Estate Co., Ltd. (Japan)	7,100	115,498
Mitsui Fudosan Co., Ltd. (Japan)	5,200	87,705
Morguard Real Estate Investment Trust REIT (Canada)	3,353	44,809
Nationwide Health Properties, Inc. REIT (United States)	1,460	56,458
Nippon Building Fund, Inc. REIT (Japan)	2	17,513
Norwegian Property ASA (Norway)*	6,397	11,040
Post Properties, Inc. REIT (United States)	1,040	29,037
ProLogis REIT (United States)	3,412	40,193
Public Storage REIT (United States)	1,535	148,956
Regency Centers Corp. REIT (United States)	1,795	70,849
RioCan Real Estate Investment Trust REIT (Canada)	1,428	31,810
Segro PLC REIT (United Kingdom)	4,785	20,521
Shenzhen Investment Ltd. (Hong Kong)	85,170	30,626
Shimao Property Holdings Ltd. (Hong Kong)	9,510	15,812
Simon Property Group, Inc. REIT (United States)	1,596	148,013
SL Green Realty Corp. REIT (United States)	590	37,365
Societe de la Tour Eiffel REIT (France)	252	19,984
Sponda OYJ (Finland)	3,514	17,054

Global Real Estate Fund (Continued)

Common Stocks — 97.8% (Continued)	Shares	Market Value
Sumitomo Realty & Development Co., Ltd. (Japan)	2,675	$55,275
Sun Hung Kai Properties Ltd. (Hong Kong)	14,830	256,123
Sunstone Hotel Investors, Inc. REIT (United States)*	3,410	30,929
UDR, Inc. REIT (United States)	1,925	40,656
Unibail-Rodamco SE REIT (France)	634	140,578
United Urban Investment Corp. REIT (Japan)	3	20,664
Vastned Retail NV REIT (Netherlands)	433	29,470
Ventas, Inc. REIT (United States)	1,265	65,236
Vornado Realty Trust REIT (United States)	1,180	100,925
Westfield Group REIT (Australia)	16,920	200,500
Wharf Holdings Ltd. (Hong Kong)	11,450	73,639
		4,267,371
Total Common Stocks		$4,267,371
Investment Funds — 4.0%
Invesco Liquid Assets Portfolio**	46,305	46,305
Touchstone Institutional Money Market Fund^	128,215	128,215
Total Investment Funds		$174,520
Total Investment Securities — 101.8% (Cost $4,123,401)		$4,441,891
Liabilities in Excess of Other Assets — (1.8%)		(77,182)
Net Assets — 100.0%		$4,364,709

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $45,350.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,267,371	$—	$—	$4,267,371
Investment Funds	174,520	—	—	174,520
				$4,441,891
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts	$—	$(172)	$—	$(172)

*  Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation.

See accompanying notes to financial statements.

Global Real Estate Fund (Continued)

Forward Foreign Currency Exchange Contracts

	Contract To				Unrealized Appreciation/
Value Date	Receive		Deliver		(Depreciation)
10/05/2010	AUD	1,474	USD	1,432	$(7)
10/05/2010	AUD	1,909	USD	1,854	(9)
10/05/2010	AUD	4,936	USD	4,794	(23)
10/05/2010	AUD	961	USD	934	(4)
10/05/2010	AUD	567	USD	550	(3)
10/05/2010	AUD	590	USD	573	(3)
10/05/2010	AUD	813	USD	790	(4)
10/04/2010	EUR	454	USD	619	—
10/04/2010	EUR	565	USD	770	—
10/04/2010	EUR	1,631	USD	2,223	1
10/04/2010	EUR	1,006	USD	1,371	—
10/04/2010	EUR	417	USD	568	—
10/04/2010	EUR	14,620	USD	19,943	(12)
10/04/2010	EUR	489	USD	666	—
10/04/2010	EUR	449	USD	611	—
10/04/2010	GBP	947	USD	1,496	(8)
10/04/2010	GBP	454	USD	717	(4)
10/04/2010	GBP	4,149	USD	6,552	(34)
10/04/2010	GBP	964	USD	1,523	(8)
10/04/2010	GBP	240	USD	379	(2)
10/04/2010	GBP	210	USD	332	(2)
10/04/2010	GBP	278	USD	439	(2)
10/04/2010	GBP	240	USD	379	(2)
10/04/2010	HKD	5,549	USD	715	—
10/04/2010	HKD	3,843	USD	495	—
10/04/2010	NOK	1,745	USD	299	(2)
10/04/2010	SEK	4,156	USD	619	(2)
10/04/2010	SGD	4,104	USD	3,121	—
10/04/2010	SGD	1,191	USD	906	—
10/04/2010	USD	4,319	EUR	3,166	3
10/04/2010	USD	4,953	GBP	3,137	26
10/04/2010	USD	26,006	JPY	2,174,615	(44)
10/04/2010	USD	8,382	JPY	700,892	(14)
10/05/2010	USD	23,916	SGD	31,468	(13)
					$(172)

Portfolio of Investments
Healthcare and Biotechnology Fund – September 30, 2010

Common Stocks — 94.7%	Shares	Market Value
Health Care — 94.7%
Abbott Laboratories	37,720	$1,970,493
Alexion Pharmaceuticals, Inc.*	3,960	254,866
Allergan, Inc.	12,120	806,344
AMERIGROUP Corp.*	16,770	712,222
AmerisourceBergen Corp.	13,400	410,844
Ardea Biosciences, Inc.*	4,180	96,140
Baxter International, Inc.	16,500	787,215
Bruker Corp.*	21,070	295,612
CareFusion Corp.*	11,030	273,985
Celgene Corp.*	5,830	335,866
Cooper Cos., Inc. (The)	13,270	613,339
DaVita, Inc.*	3,550	245,057
Dr. Reddy's Laboratories Ltd. ADR †	13,650	439,803
Edwards Lifesciences Corp.*	1,150	77,107
Emergency Medical Services Corp. - Class A*	12,400	660,300
Endo Pharmaceuticals Holdings, Inc.*	12,920	429,461
Express Scripts, Inc.*	23,060	1,123,022
Genzyme Corp.*	3,870	273,957
Healthsouth Corp.*	13,790	264,768
Henry Schein, Inc.*	12,450	729,321
Hill-Rom Holdings, Inc.	3,920	140,689
Hospira, Inc.*	16,770	956,058
Human Genome Sciences, Inc.*	12,810	381,610
ICON PLC ADR*	17,860	386,133
Intuitive Surgical, Inc.*	3,520	998,765
McKesson Corp.	15,750	973,035
Medco Health Solutions, Inc.*	23,600	1,228,616
Merck & Co., Inc.	38,670	1,423,443
Onyx Pharmaceuticals, Inc.*	24,580	648,420
Orthofix International NV*	8,910	279,952
Parexel International Corp.*	18,090	418,422
Pfizer, Inc.	111,219	1,909,630
Pharmasset, Inc.*	8,170	241,015
Quality Systems, Inc. †	3,620	240,042
Shire PLC ADR	11,780	792,558
Thermo Fisher Scientific, Inc.*	6,660	318,881
Thoratec Corp.*	3,630	134,237
United Therapeutics Corp.*	7,860	440,239
Universal Health Services, Inc. - Class B	19,010	738,729
Volcano Corp.*	5,340	138,733
Waters Corp.*	5,180	366,640
Watson Pharmaceuticals, Inc.*	12,810	541,991
WellPoint, Inc.*	4,820	273,005
Total Common Stocks		$24,770,565
Foreign Common Stock — 4.2% Health Care — 4.2%
Valeant Pharmaceuticals International, Inc. †	43,346	1,085,817

	Shares	Market Value
Investment Funds — 8.3%
Invesco Liquid Assets Portfolio**	1,735,431	$1,735,431
Touchstone Institutional Money Market Fund^	441,113	441,113
Total Investment Funds		$2,176,544
Total Investment Securities — 107.2% (Cost $25,568,610)		$28,032,926
Liabilities in Excess of Other Assets — (7.2%)		(1,871,327)
Net Assets — 100.0%		$26,161,599

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $1,667,739.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$25,856,382	$—	$—	$25,856,382
Investment Funds	2,176,544	—	—	2,176,544
				$28,032,926

See accompanying notes to financial statements.

Portfolio of Investments
Intermediate Fixed Income Fund – September 30, 2010

Principal Amount		Market Value
	Corporate Bonds — 56.4% Financials — 23.2%
$75,000	ACE Ina Holdings, Inc., 5.700%, 2/15/17	$84,048
370,000	Allstate Life Global Funding Trusts, 5.375%, 4/30/13	408,890
50,000	Ally Financial, Inc., 2.200%, 12/19/12	51,690
25,000	American Express Bank FSB, 5.500%, 4/16/13	27,211
200,000	American Express Co., 7.000%, 3/19/18	240,877
150,000	American Express Co., 4.875%, 7/15/13	162,294
210,000	American International Group, Inc., 5.450%, 5/18/17	213,675
125,000	Ameriprise Financial, Inc., 5.650%, 11/15/15	141,763
200,000	Bank of America Corp., 5.750%, 12/1/17	213,831
30,000	Bank of America Corp., 5.750%, 8/15/16	32,224
800,000	Bank of America Corp., 3.700%, 9/1/15	808,232
200,000	Bank of America Corp. MTN, 5.650%, 5/1/18	211,901
45,000	Bank One Corp., 5.900%, 11/15/11	47,440
500,000	Barclays Bank PLC MTN, 5.000%, 9/22/16	547,064
40,000	Barclays Bank PLC, 6.750%, 5/22/19	47,535
200,000	Barclays Bank PLC, 5.450%, 9/12/12	216,629
325,000	BB&T Corp., 4.750%, 10/1/12	344,167
915,000	BB&T Corp., 6.850%, 4/30/19	1,112,493
150,000	Bear Stearns Cos. LLC, 5.700%, 11/15/14	169,131
30,000	Bear Stearns Cos. LLC, 6.400%, 10/2/17	34,943
500,000	Berkshire Hathaway Finance Corp., 5.000%, 8/15/13	553,202
375,000	Berkshire Hathaway, Inc., 3.200%, 2/11/15	397,695
1,500,000	Boston Properties LP, 5.875%, 10/15/19	1,675,954
345,000	Capital One Bank USA NA, 8.800%, 7/15/19	440,932
350,000	Capital One Financial Corp., 5.700%, 9/15/11	364,778
175,000	Citigroup, Inc., 5.850%, 8/2/16	189,171
500,000	Citigroup, Inc., 2.875%, 12/9/11	514,453
250,000	Citigroup, Inc., 6.125%, 11/21/17	273,087
545,000	Citigroup, Inc., 5.000%, 9/15/14	566,059
40,000	CME Group, Inc., 5.750%, 2/15/14	45,378
200,000	Deutsche Bank AG, 6.000%, 9/1/17	230,550
475,000	Fifth Third Bancorp, 6.250%, 5/1/13	520,087
275,000	General Electric Capital Corp., 5.400%, 2/15/17	302,884
175,000	General Electric Capital Corp., 5.625%, 5/1/18	194,246
1,900,000	General Electric Capital Corp. MTN, 5.450%, 1/15/13	2,066,423
400,000	General Electric Capital Corp. MTN, 6.000%, 6/15/12	431,690
110,000	Genworth Financial, Inc., 5.750%, 6/15/14	113,881

Principal Amount		Market Value
$35,000	Goldman Sachs Group, Inc., 6.150%, 4/1/18	$38,822
315,000	Goldman Sachs Group, Inc., 3.700%, 8/1/15	322,280
500,000	Goldman Sachs Group, Inc., 5.625%, 1/15/17	529,470
255,000	HCP, Inc., 5.650%, 12/15/13	274,048
485,000	HSBC Finance Corp., 5.500%, 1/19/16	532,647
500,000	Jefferies Group, Inc., 8.500%, 7/15/19	580,554
275,000	JP Morgan Chase & Co., 5.375%, 10/1/12	297,553
385,000	JP Morgan Chase & Co., 5.125%, 9/15/14	422,127
230,000	KeyBank NA, 3.200%, 6/15/12	240,427
100,000	KeyBank NA, 5.800%, 7/1/14	109,030
530,000	Keycorp, 6.500%, 5/14/13	580,849
470,000	Kimco Realty Corp., 5.700%, 5/1/17	515,627
85,000	M&I Marshall & Ilsley Bank, 4.850%, 6/16/15	82,568
215,000	Merrill Lynch & Co., Inc., 6.400%, 8/28/17	235,276
20,000	MetLife, Inc., 5.000%, 6/15/15	22,196
170,000	MetLife, Inc., 6.125%, 12/1/11	179,747
170,000	Morgan Stanley, 4.750%, 4/1/14	177,543
125,000	Morgan Stanley, 5.500%, 1/26/20	128,481
290,000	PNC Funding Corp., 2.300%, 6/22/12	298,736
1,200,000	PNC Funding Corp., 5.625%, 2/1/17	1,310,248
125,000	Principal Life Income Funding Trusts, 5.100%, 4/15/14	136,351
535,000	ProLogis, 7.625%, 8/15/14	578,183
30,000	Prudential Financial, Inc., 4.750%, 9/17/15	32,444
125,000	Prudential Financial, Inc. MTN, 4.750%, 4/1/14	134,205
535,000	Regency Centers LP, 6.750%, 1/15/12	560,959
25,000	Simon Property Group LP, 5.750%, 12/1/15	28,468
200,000	SunTrust Bank, Inc., 5.250%, 11/5/12	211,495
300,000	SunTrust Bank, Inc., 6.375%, 4/1/11	308,048
150,000	Toyota Motor Credit Corp., 3.200%, 6/17/15	159,127
100,000	Travelers Cos., Inc., 5.500%, 12/1/15	114,087
1,000,000	Travelers Cos., Inc., 5.900%, 6/2/19	1,163,536
250,000	Union Planters Corp., 4.375%, 12/1/10	251,015
185,000	Wachovia Bank NA, 5.000%, 8/15/15	204,583
375,000	Wachovia Corp., 5.750%, 2/1/18	427,343
170,000	Wells Fargo & Co., 4.950%, 10/16/13	184,073
		25,368,654
	Utilities — 9.0%
20,000	Arizona Public Service Co., 8.750%, 3/1/19	26,276
1,300,000	Boardwalk Pipelines LLC, 5.750%, 9/15/19	1,441,764
150,000	Consolidated Edison Co. of NY, Ser 08-A, 5.850%, 4/1/18	177,742
930,000	Consolidated Natural Gas Co., Ser A, 5.000%, 12/1/14	1,042,395

Intermediate Fixed Income Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 56.4% (Continued)
$100,000	Detroit Edison Co., Ser G, 5.600%, 6/15/18	$113,930
740,000	DTE Energy Co., 6.350%, 6/1/16	865,644
425,000	Duke Energy Carolinas, 6.250%, 1/15/12	454,868
100,000	Duke Energy Carolinas LLC, 5.300%, 10/1/15	116,333
860,000	Energy Transfer Partners LP, 5.950%, 2/1/15	955,449
650,000	Enterprise Products Operating LLC, Ser O, 9.750%, 1/31/14	796,028
25,000	Exelon Corp., 4.900%, 6/15/15	27,401
520,000	Exelon Generation Co. LLC, 5.200%, 10/1/19	578,468
100,000	Florida Power Corp., 5.100%, 12/1/15	115,074
250,000	FPL Group Capital, Inc., 5.625%, 9/1/11	260,827
115,000	Georgia Power Co., Ser Z, 5.250%, 12/15/15	132,264
125,000	KeySpan Corp., 7.625%, 11/15/10	125,965
660,000	Metropolitan Edison Co., 7.700%, 1/15/19	827,039
20,000	Midamerican Energy Holdings Co., 5.750%, 4/1/18	23,275
310,000	Midamerican Energy Holdings Co., Ser D, 5.000%, 2/15/14	340,004
110,000	National Rural Utilities Cooperative Finance Corp. MTN, 7.250%, 3/1/12	119,710
125,000	NSTAR Electric Co., 4.875%, 4/15/14	138,955
175,000	PacifiCorp, 6.900%, 11/15/11	186,552
180,000	Public Service Co. of Colorado, Ser 10, 7.875%, 10/1/12	203,490
140,000	Public Service Electric & Gas Co. MTN, 5.375%, 9/1/13	156,265
130,000	Southern Cal Edison, Ser 05-A, 5.000%, 1/15/16	148,688
260,000	TransCanada PipeLines, 6.500%, 8/15/18	317,849
100,000	TransCanada PipeLines Ltd., 4.875%, 1/15/15	112,353
		9,804,608
	Consumer Staples — 5.8%
275,000	Archer-Daniels-Midland Co., 5.450%, 3/15/18	320,365
200,000	Avon Products, Inc., 4.200%, 7/15/18	215,126
150,000	Bottling Group LLC, 4.625%, 11/15/12	161,468
100,000	Coca-Cola Co., 5.750%, 3/15/11	102,358
275,000	Coca-Cola Co., 5.350%, 11/15/17	323,736
200,000	Coca-Cola Enterprises, Inc., 7.125%, 8/1/17	254,758
25,000	ConAgra Foods, Inc., 7.000%, 4/15/19	31,194
25,000	CVS Caremark Corp., 6.600%, 3/15/19	30,338
690,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/1/18	853,699
35,000	General Mills, Inc., 5.650%, 2/15/19	40,993
500,000	General Mills, Inc., 5.200%, 3/17/15	572,151

Principal Amount		Market Value
$150,000	Kimberly-Clark Corp., 6.125%, 8/1/17	$183,141
900,000	Kraft Foods, Inc., 6.250%, 6/1/12	977,938
25,000	Kraft Foods, Inc., 6.500%, 8/11/17	29,952
30,000	Kroger Co., 6.400%, 8/15/17	35,863
200,000	PepsiCo, Inc., 5.150%, 5/15/12	213,673
40,000	Procter & Gamble Co., 4.700%, 2/15/19	45,521
921,000	Safeway, Inc., 6.250%, 3/15/14	1,056,890
20,000	Safeway, Inc., 5.800%, 8/15/12	21,625
500,000	Sara Lee Corp., 3.875%, 6/15/13	531,159
120,000	Sysco Corp., 4.200%, 2/12/13	128,995
150,000	Unilever Capital Corp., 7.125%, 11/1/10	150,730
		6,281,673
	Industrials — 4.0%
385,000	3M Co., 4.375%, 8/15/13	424,141
385,000	Boeing Capital Corp., 5.800%, 1/15/13	426,182
250,000	Canadian National Railway Co., 4.400%, 3/15/13	269,225
195,000	Caterpillar Financial Services Corp., 7.150%, 2/15/19	251,218
150,000	Caterpillar Financial Services Corp. MTN, 4.600%, 1/15/14	164,498
130,000	Dover Corp., 4.875%, 10/15/15	148,973
150,000	General Dynamics Corp., 4.250%, 5/15/13	163,113
275,000	General Electric Co., 5.250%, 12/6/17	309,513
150,000	Honeywell International, Inc., 6.125%, 11/1/11	158,321
150,000	John Deere Capital Corp., 7.000%, 3/15/12	163,141
500,000	Northrop Grumman Corp., 3.700%, 8/1/14	536,232
140,000	Parker Hannifin Corp., 5.500%, 5/15/18	164,770
500,000	Southwest Airlines Co., 6.500%, 3/1/12	529,756
250,000	Stanford University, 4.750%, 5/1/19	285,487
250,000	United Parcel Service, Inc., 5.500%, 1/15/18	296,136
100,000	United Technologies Corp., 4.875%, 5/1/15	114,573
		4,405,279
	Energy — 3.2%
750,000	Anadarko Petroleum Corp., 6.375%, 9/15/17	826,466
225,000	Apache Corp., 6.250%, 4/15/12	243,382
500,000	ConocoPhillips, 4.400%, 5/15/13	542,661
650,000	Marathon Oil Corp., 7.500%, 2/15/19	832,322
425,000	Occidental Petroleum Corp., 4.125%, 6/1/16	475,035
150,000	SeaRiver Maritime, Inc., 0.000%, 9/1/12	143,215
320,000	Shell International Finance BV, 4.000%, 3/21/14	346,691
25,000	Valero Energy Corp., 9.375%, 3/15/19	31,926
		3,441,698

Intermediate Fixed Income Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 56.4% (Continued) Information Technology — 2.6%
$150,000	Cisco Systems, Inc., 5.500%, 2/22/16	$176,947
40,000	Cisco Systems, Inc., 4.450%, 1/15/20	43,951
40,000	Dell, Inc., 5.875%, 6/15/19	46,416
500,000	Hewlett-Packard Co., 4.500%, 3/1/13	541,134
200,000	IBM Corp., 5.700%, 9/14/17	238,897
235,000	Oracle Corp., 4.950%, 4/15/13	258,864
160,000	Oracle Corp., 3.750%, 7/8/14	174,369
150,000	Pitney Bowes, Inc., 3.875%, 6/15/13	156,993
1,000,000	Xerox Corp., 6.400%, 3/15/16	1,164,297
		2,801,868
	Consumer Discretionary — 2.4%
20,000	Comcast Corp., 5.875%, 2/15/18	23,076
150,000	Costco Wholesale Corp., 5.500%, 3/15/17	178,178
150,000	Emerson Electric Co., 5.000%, 12/15/14	171,262
500,000	Johnson Controls, Inc., 5.500%, 1/15/16	566,589
100,000	Lowe's Cos., Inc., 5.400%, 10/15/16	117,888
175,000	McDonald's Corp., 6.000%, 4/15/11	180,059
125,000	Omnicom Group, Inc., 5.900%, 4/15/16	144,134
20,000	Staples, Inc., 7.750%, 4/1/11	20,651
5,000	Target Corp., 6.350%, 1/15/11	5,085
185,000	Target Corp., 5.875%, 7/15/16	221,529
30,000	Time Warner Cable, Inc., 6.200%, 7/1/13	33,796
20,000	Time Warner Cable, Inc., 8.250%, 4/1/19	25,822
350,000	Wal-Mart Stores, Inc., 4.250%, 4/15/13	379,760
25,000	Wal-Mart Stores, Inc., 5.800%, 2/15/18	30,075
150,000	Wal-Mart Stores, Inc., 4.500%, 7/1/15	170,526
180,000	Walt Disney Co., 5.500%, 3/15/19	214,746
150,000	Walt Disney Co. MTN, 6.375%, 3/1/12	161,864
		2,645,040
	Materials — 2.1%
350,000	Alcoa, Inc., 6.000%, 7/15/13	380,754
740,000	Dow Chemical Co., 5.900%, 2/15/15	825,160
400,000	Dow Chemical Co., 4.850%, 8/15/12	423,338
450,000	EI du Pont de Nemours & Co., 3.625%, 1/15/21	457,168
200,000	Praxair, Inc., 5.375%, 11/1/16	235,790
		2,322,210
	Telecommunication Services — 2.1%
110,000	AT&T, Inc., 5.625%, 6/15/16	127,774
145,000	AT&T, Inc., 5.500%, 2/1/18	168,179
75,000	AT&T, Inc., 5.875%, 8/15/12	81,631
140,000	BellSouth Corp., 5.200%, 9/15/14	157,436
225,000	New Cingular Wireless Services, Inc., 8.125%, 5/1/12	249,966
305,000	Verizon Communications, Inc., 5.500%, 2/15/18	350,951
175,000	Verizon Global Funding Corp., 4.375%, 6/1/13	189,630

Principal Amount		Market Value
$690,000	Vodafone Group PLC, 3.375%, 11/24/15	$723,778
100,000	Vodafone Group PLC, 5.625%, 2/27/17	114,435
100,000	Vodafone Group PLC, 5.500%, 6/15/11	103,344
		2,267,124
	Health Care — 2.0%
150,000	Abbott Laboratories, 5.600%, 11/30/17	178,899
205,000	Abbott Laboratories, 5.875%, 5/15/16	246,333
100,000	Aetna, Inc., 6.000%, 6/15/16	117,327
175,000	AstraZeneca PLC, 5.900%, 9/15/17	210,647
120,000	Baxter International, Inc., 5.900%, 9/1/16	144,582
150,000	Genentech, Inc., 4.750%, 7/15/15	169,726
230,000	Johnson & Johnson, 5.150%, 8/15/12	249,461
100,000	Medtronic, Inc., Ser B, 4.750%, 9/15/15	114,099
300,000	Pfizer, Inc., 6.200%, 3/15/19	369,376
115,000	UnitedHealth Group, Inc., 5.000%, 8/15/14	126,847
25,000	WellPoint, Inc., 5.000%, 1/15/11	25,291
120,000	Wyeth, 5.500%, 2/1/14	136,182
125,000	Wyeth, 5.450%, 4/1/17	145,612
		2,234,382
	Total Corporate Bonds	$61,572,536
	U.S. Treasury Obligations — 26.3%
500,000	U.S. Treasury Bond, 11.250%, 2/15/15	717,461
800,000	U.S. Treasury Bond, 8.750%, 5/15/17	1,148,687
600,000	U.S. Treasury Bond, 4.500%, 8/15/39	687,000
560,000	U.S. Treasury Bond, 4.375%, 5/15/40	628,953
2,055,000	U.S. Treasury Note, 1.000%, 9/30/11	2,069,369
250,000	U.S. Treasury Note, 1.375%, 4/15/12	253,994
2,000,000	U.S. Treasury Note, 1.500%, 7/15/12	2,040,468
8,000,000	U.S. Treasury Note, 0.375%, 8/31/12	7,994,064
250,000	U.S. Treasury Note, 4.125%, 8/31/12	267,764
500,000	U.S. Treasury Note, 2.750%, 10/31/13	531,719
1,500,000	U.S. Treasury Note, 1.875%, 2/28/14	1,554,962
170,000	U.S. Treasury Note, 1.750%, 3/31/14	175,525
10,500,000	U.S. Treasury Note, 2.625%, 8/15/20	10,598,437
	Total U.S. Treasury Obligations	$28,668,403
	U.S. Government Agency Obligations — 9.1%
2,500,000	FFCB, 1.750%, 2/21/13	2,554,710
340,000	FFCB, 5.125%, 8/25/16	404,726
555,000	FHLB, 1.500%, 1/16/13	565,799
1,775,000	FHLB, 3.625%, 10/18/13	1,926,209
465,000	FHLB, Ser VB15, 5.000%, 12/21/15	540,756
275,000	FHLB, Ser 656, 5.375%, 5/18/16	328,250
900,000	FHLMC, 4.125%, 12/21/12	968,948
400,000	FHLMC, 4.500%, 1/15/14	445,651
400,000	FHLMC, 5.125%, 10/18/16	472,192
500,000	FNMA, 1.250%, 8/20/13	505,850
250,000	FNMA, 2.500%, 5/15/14	262,357
150,000	FNMA, 4.125%, 4/15/14	166,068
500,000	FNMA, 4.375%, 9/15/12	537,134
125,000	FNMA, 4.625%, 10/15/13	139,030

Intermediate Fixed Income Fund (Continued)

Principal Amount		Market Value
	U.S. Government Agency Obligations — 9.1% (Continued)
$150,000	Tennessee Valley Auth., Ser C, 4.750%, 8/1/13	$166,109
	Total U.S. Government Agency Obligations	$9,983,789
	Sovereign Government Obligations — 3.5%
460,000	African Development Bank, Ser GLOB, 2.750%, 2/25/11	464,564
100,000	Asian Development Bank, 4.500%, 9/4/12	107,422
200,000	European Investment Bank, 3.375%, 6/12/13	213,393
200,000	European Investment Bank, 4.625%, 5/15/14	224,376
250,000	Export-Import Bank of Korea, 5.500%, 10/17/12	267,431
180,000	Hydro Quebec, Ser IU, 7.500%, 4/1/16	229,617
150,000	Inter-American Development Bank, 4.375%, 9/20/12	160,781
125,000	Korea Development Bank, 5.500%, 11/13/12	134,070
110,000	Korea Electric Power Corp., 7.750%, 4/1/13	123,641
200,000	Malaysia, 7.500%, 7/15/11	210,052
350,000	Oesterreichische Kontrollbank AG, 3.125%, 10/14/11	359,877
250,000	Province of Ontario Canada, 4.750%, 1/19/16	285,454
200,000	Province of Quebec Canada, 4.600%, 5/26/15	226,571
500,000	Republic of Chile, 5.500%, 1/15/13	545,735
225,000	Republic of Korea, 4.875%, 9/22/14	246,497
	Total Sovereign Government Obligations	$3,799,481
Shares		Market Value
	Investment Fund — 4.0%
4,393,607	Touchstone Institutional Money Market Fund^	$4,393,607
	Total Investment Securities — 99.3% (Cost $102,661,250)	$108,417,816
	Other Assets in Excess of Liabilities — 0.7%	720,593
	Net Assets — 100.0%	$109,138,409

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

FFCB – Federal Farm Credit Bank

FNMA – Federal National Mortgage Association

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

MTN – Medium Term Note

PLC – Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$61,572,536	$—	$61,572,536
U.S. Treasury Obligations	—	28,668,403	—	28,668,403
U.S. Government Agency Obligations	—	9,983,789	—	9,983,789
Investment Fund	4,393,607	—	—	4,393,607
Sovereign Government Obligations	—	3,799,481	—	3,799,481
				$108,417,816

See accompanying notes to financial statements.

Portfolio of Investments
International Fixed Income Fund – September 30, 2010

Principal Amount		Market Value
	Sovereign Government Obligations — 61.9%
$30,000,000	Asian Development Bank, 2.350%, 6/21/27	$393,259
232,000	Australia Government Bond, Ser 129, 5.500%, 12/15/13	228,548
200,000	Austria Government Bond, 144a, 5.000%, 7/15/12	291,370
250,000	Belgium Government Bond, Ser 56, 3.500%, 3/28/15	361,353
400,000	Brazilian Government International Bond, 12.500%, 1/5/22	290,189
130,000	Bundesrepublik Deutschland, Ser 05, 4.000%, 1/4/37	212,341
150,000	Bundesrepublik Deutschland, Ser 03, 4.750%, 7/4/34	268,028
270,000	Canadian Government Bond, 5.000%, 6/1/14	292,911
100,000	Canadian Government Bond, 5.000%, 6/1/37	125,134
2,600,000	Czech Republic Government Bond, Ser 58, 5.700%, 5/25/24	175,126
10,000,000	Development Bank of Japan, 1.400%, 6/20/12	122,031
16,000,000	Development Bank of Japan, 1.700%, 9/20/22	201,313
215,000	European Investment Bank, 6.000%, 12/7/28	429,532
200,000	Finland Government Bond, 5.375%, 7/4/13	304,065
250,000	France Government Bond OAT, 5.000%, 10/25/16	397,950
100,000	Hellenic Republic Government Bond, Ser 5Y, 4.000%, 8/20/13	114,949
1,500,000,000	Indonesia Treasury Bond, Ser FR49, 9.000%, 9/15/13	176,975
250,000	Ireland Government Bond, 4.600%, 4/18/16	319,791
170,000	Italy Buoni Poliennali Del Tesoro, 3.000%, 4/15/15	234,218
170,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 2/1/20	245,410
1,100,000	Kingdom of Norway, Ser 471, 5.000%, 5/15/15	206,307
500,000	Malaysia Government Bond, Ser 1/01, 3.833%, 9/28/11	163,357
200,000	New Zealand Government Bond, Ser 1217, 6.000%, 12/15/17	157,813
150,000	United Kingdom Gilt, 5.000%, 9/7/14	267,759
	Total Sovereign Government Obligations	$5,979,729

Principal Amount		Market Value
	Corporate Bonds — 20.1% Financials — 20.1%
$60,000	Bank Nederlandse Gemeenten, 6.250%, 1/20/14	$58,713
200,000	Fortis Bank Nederland NV, 3.000%, 4/17/12	279,039
100,000	International Power Finance Jersey II Ltd., 3.250%, 7/20/13	145,050
30,000,000	Japan Finance Organization for Municipalities, 1.550%, 2/21/12	365,384
100,000	Kreditanstalt fuer Wiederaufbau, 3.250%, 6/27/13	143,257
150,000	Kreditanstalt fuer Wiederaufbau, 3.625%, 1/20/20	221,869
200,000	LCR Finance PLC, Reg S, 4.500%, 12/7/28	337,870
1,400,000	Realkredit Danmark A/S, Ser 10S, 2.000%, 1/1/12	257,863
100,000	Swedbank Hypotek AB, 2.500%, 1/21/13	138,276
	Total Corporate Bonds	$1,947,321
	Foreign Bonds — 9.1%
2,000	Cap Gemini SA, 1.000%, 1/1/12*	119,802
100,000	China Petroleum & Chemical Corp., 0.000%, 4/24/14	14,306
50,000	ITV PLC, 4.000%, 11/9/16	95,236
30,000,000	Japan Expressway Holding and Debt Repayment Agency, 2.850%, 3/18/39	404,652
100,000	Rafflesia Capital Ltd., 1.250%, 10/4/11 (a)	136,655
100,000	Seadrill Ltd., 3.625%, 11/8/12	111,000
	Total Foreign Bonds	$881,651
Shares		Market Value
	Investment Fund — 2.5%
241,561	Touchstone Institutional Money Market Fund^	$241,561
	Total Investment Securities — 93.6% (Cost $8,668,327)	$9,050,262
	Other Assets in Excess of Liabilities — 6.4%	616,042
	Net Assets — 100.0%	$9,666,304

International Fixed Income Fund (Continued)

*  Non-income producing security.

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2010.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

PLC – Public Limited Company

Reg S – Security sold outside United States without registration under the Securities Act of 1933.

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $291,370 or 3.0% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Sovereign Government Obligations	$—	$5,979,729	$—	$5,979,729
Corporate Bonds	—	1,947,321	—	1,947,321
Foreign Bonds	119,802	761,849	—	881,651
Investment Fund	241,561	—	—	241,561
				$9,050,262
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts	$—	$20,314	$—	$20,314

*  Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

See accompanying notes to financial statements.

Forward Foreign Currency Exchange Contracts

	Contract To				Unrealized Appreciation/
Value Date	Receive		Deliver		(Depreciation)
10/25/2010	AUD	260,000	GBP	157,172	$3,780
10/25/2010	CHF	170,000	JPY	14,490,494	(586)
10/25/2010	EUR	540,019	JPY	60,469,190	11,579
10/25/2010	IDR	1,350,000,000	USD	149,834	883
10/25/2010	JPY	21,806,550	AUD	270,000	979
10/25/2010	JPY	13,080,900	NZD	210,000	2,911
10/25/2010	JPY	117,137,800	USD	1,366,772	36,671
10/25/2010	KRW	167,000,000	USD	143,718	2,615
10/25/2010	MXN	200,000	USD	15,633	212
10/25/2010	MYR	476,000	USD	153,193	779
10/25/2010	PLN	790,690	EUR	200,000	(1,030)
10/25/2010	RON	240,000	USD	73,220	3,254
10/25/2010	USD	425,899	CAD	438,932	(529)
10/25/2010	USD	891,247	EUR	682,169	(38,577)
10/25/2010	USD	339,784	GBP	218,000	(2,627)
					$20,314

Portfolio of Investments
Large Cap Relative Value Fund – September 30, 2010

Common Stocks — 97.6%	Shares	Market Value
Financials — 17.6%
Aflac, Inc.	1,500	$77,565
Bank of America Corp.	5,200	68,172
Chubb Corp.	1,600	91,184
Goldman Sachs Group, Inc. (The)	500	72,290
JPMorgan Chase & Co.	1,900	72,333
Morgan Stanley	2,000	49,360
Northern Trust Corp.	1,100	53,064
Travelers Cos., Inc. (The)	1,800	93,780
Wells Fargo & Co.	3,900	98,007
		675,755
Consumer Discretionary — 15.3%
Carnival Corp.	1,500	57,315
Comcast Corp. - Class A	3,200	57,856
Darden Restaurants, Inc.	2,300	98,394
Johnson Controls, Inc.	2,500	76,250
Target Corp.	1,100	58,784
TJX Cos., Inc.	2,100	93,723
Walt Disney Co. (The)	2,200	72,842
Yum! Brands, Inc.	1,600	73,696
		588,860
Energy — 14.3%
Apache Corp.	700	68,432
Chesapeake Energy Corp.	1,700	38,505
ConocoPhillips	1,200	68,916
Exxon Mobil Corp.	1,664	102,818
Occidental Petroleum Corp.	1,800	140,940
Schlumberger Ltd.	1,200	73,932
Transocean Ltd.*	900	57,861
		551,404
Information Technology — 14.1%
Automatic Data Processing, Inc.	1,600	67,248
Corning, Inc.	5,000	91,400
Flextronics International Ltd.*	14,800	89,392
Intel Corp.	5,700	109,611
International Business Machines Corp.	900	120,726
Xerox Corp.	6,000	62,100
		540,477
Industrials — 13.2%
Boeing Co. (The)	1,300	86,502
Cummins, Inc.	1,700	153,986
General Dynamics Corp.	1,500	94,215
Norfolk Southern Corp.	1,500	89,265
Union Pacific Corp.	1,000	81,800
		505,768
Health Care — 9.1%
Beckman Coulter, Inc.	1,200	58,548
CR Bard, Inc.	500	40,715
Express Scripts, Inc.*	2,400	116,880

	Shares	Market Value
UnitedHealth Group, Inc.	1,700	$59,687
WellPoint, Inc.*	1,300	73,632
		349,462
Utilities — 4.9%
Duke Energy Corp.	2,500	44,275
Exelon Corp.	1,600	68,128
Southern Co.	2,100	78,204
		190,607
Materials — 4.7%
Freeport-McMoRan Copper & Gold, Inc.	2,100	179,319
Telecommunication Services — 2.5%
American Tower Corp. - Class A*	1,900	97,394
Consumer Staples — 1.9%
Kimberly-Clark Corp.	1,100	71,555
Total Common Stocks		$3,750,601
Investment Fund — 3.1%
Touchstone Institutional Money Market Fund^	117,676	117,676
Total Investment Securities — 100.7% (Cost $3,534,370)		$3,868,277
Liabilities in Excess of Other Assets — (0.7%)		(27,795)
Net Assets — 100.0%		$3,840,482

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,750,601	$—	$—	$3,750,601
Investment Fund	117,676	—	—	117,676
				$3,868,277

See accompanying notes to financial statements.

Portfolio of Investments
Market Neutral Equity Fund – September 30, 2010

Common Stocks — 91.4%	Shares	Market Value
Financials — 20.3%
Ameriprise Financial, Inc.	2,200	$104,126
BancFirst Corp.	2,200	89,012
Bank of Hawaii Corp.	1,900	85,348
Bank of the Ozarks, Inc.	4,100	152,069
Chubb Corp.	3,000	170,970
City National Corp.	1,900	100,833
CME Group, Inc.	300	78,135
Cohen & Steers, Inc.	7,900	171,430
Commerce Bancshares, Inc.	4,100	154,119
Community Bank System, Inc.	4,600	105,846
Compass Diversified Holdings	6,600	106,656
Cullen/Frost Bankers, Inc.	3,000	161,610
Dime Community Bancshares	4,900	67,865
Eaton Vance Corp.	3,800	110,352
Erie Indemnity Co. - Class A	3,600	201,816
Everest Re Group Ltd.	1,100	95,117
Federal Realty Investment Trust REIT	3,000	244,980
First Citizens BancShares, Inc. - Class A	500	92,635
First Niagara Financial Group, Inc.	8,200	95,530
FNB Corp./PA	13,700	117,272
Franklin Resources, Inc.	2,700	288,630
Hudson City Bancorp, Inc.	15,300	187,578
Infinity Property & Casualty Corp.	2,200	107,294
International Bancshares Corp.	11,500	194,235
Jones Lang LaSalle, Inc.	2,500	215,675
Life Partners Holdings, Inc.	6,600	125,598
Meadowbrook Insurance Group, Inc.	9,800	87,906
Moody's Corp.	4,400	109,912
National Health Investors, Inc. REIT	5,100	224,706
NBT Bancorp, Inc.	4,400	97,108
NewAlliance Bancshares, Inc.	18,000	227,160
NYSE Euronext	3,300	94,281
optionsXpress Holdings, Inc.*	5,700	87,552
Platinum Underwriters Holdings Ltd.	2,500	108,800
ProAssurance Corp.*	3,000	172,770
Provident Financial Services, Inc.	12,300	152,028
Public Storage REIT	1,900	184,376
Realty Income Corp. REIT	3,600	121,392
RenaissanceRe Holdings Ltd.	1,900	113,924
RLI Corp.	2,500	141,550
Safety Insurance Group, Inc.	2,500	105,050
Saul Centers, Inc. REIT	3,300	138,435
T Rowe Price Group, Inc.	4,100	205,266
Taubman Centers, Inc. REIT	5,400	240,894
Trustmark Corp.	5,700	123,918
UMB Financial Corp.	3,600	127,836
Waddell & Reed Financial, Inc. - Class A	3,000	82,080
WesBanco, Inc.	9,800	160,132
		6,731,807
Information Technology — 19.3%
ACI Worldwide, Inc.*	4,600	102,994
Activision Blizzard, Inc.	19,700	213,154
Amdocs Ltd.*	5,200	149,032

	Shares	Market Value
CA, Inc.	7,100	$149,952
CACI International, Inc. - Class A*	1,900	85,994
CGI Group, Inc. - Class A*	7,900	118,737
Check Point Software Technologies Ltd.*	4,900	180,957
Cymer, Inc.*	2,700	100,116
DST Systems, Inc.	4,400	197,296
Electronics for Imaging, Inc.*	12,600	152,712
Factset Research Systems, Inc.	2,200	178,486
Fiserv, Inc.*	3,600	193,752
Harris Corp.	2,500	110,725
IAC/InterActiveCorp*	8,800	231,176
Integrated Device Technology, Inc.*	17,000	99,450
Intersil Corp. - Class A	2,100	24,549
Intuit, Inc.*	2,500	109,525
Lam Research Corp.*	2,500	104,625
Lawson Software, Inc.*	11,500	97,405
Logitech International SA*	6,800	118,320
LoopNet, Inc.*	11,500	136,160
LSI Corp.*	22,200	101,232
Manhattan Associates, Inc.*	3,600	105,660
MAXIMUS, Inc.	1,600	98,528
MICROS Systems, Inc.*	3,300	139,689
Microsoft Corp.	3,600	88,164
MIPS Technologies, Inc.*	16,700	162,491
Net 1 UEPS Technologies, Inc.*	15,000	173,400
Plantronics, Inc.	2,700	91,206
QLogic Corp.*	6,000	105,840
Quest Software, Inc.*	4,600	113,114
Research In Motion Ltd.*	3,500	170,415
Rofin-Sinar Technologies, Inc.*	4,600	116,748
Rogers Corp.*	4,100	129,068
SRA International, Inc. - Class A*	11,000	216,920
Symantec Corp.*	9,300	141,081
TeleTech Holdings, Inc.*	4,900	72,716
Teradata Corp.*	4,400	169,664
Texas Instruments, Inc.	7,900	214,406
TIBCO Software, Inc.*	8,500	150,790
TNS, Inc.*	9,800	166,110
United Online, Inc.	15,900	90,948
ValueClick, Inc.*	14,800	193,584
Varian Semiconductor Equipment Associates, Inc.*	3,600	103,608
Visa, Inc. - Class A	1,400	103,964
Websense, Inc.*	4,100	72,734
Zebra Technologies Corp. - Class A*	7,400	248,936
		6,396,133
Industrials — 12.1%
Applied Industrial Technologies, Inc.	6,300	192,780
Dover Corp.	2,200	114,862
Dun & Bradstreet Corp.	3,600	266,904
Encore Wire Corp.	5,200	106,652
Ennis, Inc.	7,100	127,019
EnPro Industries, Inc.*	3,600	112,608
Equifax, Inc.	3,900	121,680

Market Neutral Equity Fund (Continued)

Common Stocks — 91.4% (Continued)	Shares	Market Value
Gardner Denver, Inc.	2,500	$134,200
Graco, Inc.	3,000	95,190
Heartland Express, Inc.	6,600	98,142
JB Hunt Transport Services, Inc.	4,100	142,270
KBR, Inc.	4,400	108,416
L-3 Communications Holdings, Inc.	1,600	115,632
Lennox International, Inc.	2,500	104,225
Lockheed Martin Corp.	2,200	156,816
Nordson Corp.	2,200	162,118
Northrop Grumman Corp.	4,900	297,087
R.R. Donnelley & Sons Co.	5,500	93,280
Raven Industries, Inc.	2,700	102,303
Raytheon Co.	2,700	123,417
Rollins, Inc.	4,400	102,872
Simpson Manufacturing Co., Inc.	3,800	97,964
SPX Corp.	1,600	101,248
Teledyne Technologies, Inc.*	3,000	119,460
Toro Co.	4,300	241,789
Viad Corp.	4,900	94,766
W.W. Grainger, Inc.	1,400	166,754
WABCO Holdings, Inc.*	3,600	150,984
Waste Connections, Inc.*	3,800	150,708
		4,002,146
Health Care — 10.9%
AMERIGROUP Corp.*	2,500	106,175
AmerisourceBergen Corp.	3,000	91,980
Amgen, Inc.*	3,800	209,418
Amsurg Corp.*	5,700	99,636
Angiodynamics, Inc.*	9,300	141,732
Biogen Idec, Inc.*	2,500	140,300
Cardiome Pharma Corp.*	11,500	70,150
CR Bard, Inc.	2,200	179,146
Exelixis, Inc.*	22,200	87,024
Geron Corp.* †	18,600	102,858
Gilead Sciences, Inc.*	3,000	106,830
Health Net, Inc.*	4,900	133,231
Healthspring, Inc.*	4,900	126,616
Hill-Rom Holdings, Inc.	3,000	107,670
ICU Medical, Inc.*	4,400	164,076
IDEXX Laboratories, Inc.*	1,600	98,752
Invacare Corp.	3,600	95,436
LifePoint Hospitals, Inc.*	3,000	105,180
Magellan Health Services, Inc.*	3,800	179,512
Medco Health Solutions, Inc.*	2,200	114,532
Medicines Co. (The)*	11,500	163,300
Natus Medical, Inc.*	5,700	83,049
PerkinElmer, Inc.	4,600	106,444
Quidel Corp.*	5,700	62,643
Res-Care, Inc.*	5,900	78,293
Techne Corp.	2,500	154,325
Teleflex, Inc.	1,900	107,882
UnitedHealth Group, Inc.	3,300	115,863

	Shares	Market Value
Universal American Financial Corp.	5,700	$84,075
Waters Corp.*	1,600	113,248
Zimmer Holdings, Inc.*	1,600	83,728
		3,613,104
Consumer Discretionary — 10.2%
Aeropostale, Inc.*	5,200	120,900
AutoZone, Inc.*	1,100	251,801
Cato Corp. (The) - Class A	6,600	176,616
Cherokee, Inc.	7,100	129,504
Coach, Inc.	7,000	300,720
Deckers Outdoor Corp.*	2,500	124,900
DIRECTV - Class A*	7,600	316,388
Drew Industries, Inc.*	3,800	79,268
Finish Line, Inc. (The) - Class A	8,500	118,235
Hibbett Sports, Inc.*	5,200	129,740
ITT Educational Services, Inc.*	1,100	77,297
Liberty Global, Inc. - Class A*	3,800	117,078
Lincoln Educational Services Corp.*	6,600	95,106
McDonald's Corp.	1,400	104,314
Meredith Corp.	2,700	89,937
Netflix, Inc.*	1,100	178,376
Papa John's International, Inc.*	6,300	166,194
Polaris Industries, Inc.	2,200	143,220
Rent-A-Center, Inc. - Class A	4,400	98,472
Tim Hortons, Inc.	5,500	200,255
Time Warner, Inc.	5,700	174,705
Weight Watchers International, Inc.	3,300	102,927
Winnebago Industries, Inc.*	7,700	80,234
		3,376,187
Energy — 7.8%
Apache Corp.	800	78,208
Basic Energy Services, Inc.*	10,400	88,608
Chevron Corp.	2,500	202,625
Complete Production Services, Inc.*	6,000	122,700
ConocoPhillips	3,000	172,290
CVR Energy, Inc.*	6,800	56,100
Dawson Geophysical Co.*	5,400	143,910
Exterran Holdings, Inc.*	4,100	93,111
Exxon Mobil Corp.	1,600	98,864
FMC Technologies, Inc.*	1,600	109,264
Gulf Island Fabrication, Inc.	1,900	34,580
Hess Corp.	1,900	112,328
Imperial Oil Ltd.	4,900	185,318
Knightsbridge Tankers Ltd.	5,500	103,950
Marathon Oil Corp.	9,100	301,210
Murphy Oil Corp.	2,500	154,800
Nexen, Inc.	5,200	104,520
Patterson-UTI Energy, Inc.	14,700	251,076
Pioneer Drilling Co.*	15,000	95,700
Unit Corp.*	2,500	93,225
		2,602,387

Market Neutral Equity Fund (Continued)

Common Stocks — 91.4% (Continued)	Shares	Market Value
Utilities — 4.5%
DPL, Inc.	3,300	$86,229
Edison International	6,300	216,657
El Paso Electric Co.*	9,500	225,910
Energen Corp.	4,600	210,312
Entergy Corp.	1,400	107,142
Exelon Corp.	3,000	127,740
Mirant Corp.*	6,200	61,752
New Jersey Resources Corp.	6,000	235,320
Public Service Enterprise Group, Inc.	7,100	234,868
		1,505,930
Consumer Staples — 3.1%
Brown-Forman Corp. - Class B	2,700	166,428
Campbell Soup Co.	4,100	146,575
Dean Foods Co.*	18,600	189,906
Energizer Holdings, Inc.*	3,000	201,690
Herbalife Ltd.	3,300	199,155
Philip Morris International, Inc.	2,500	140,050
		1,043,804
Materials — 2.9%
Agrium, Inc.	1,400	104,986
AptarGroup, Inc.	2,200	100,474
Cabot Corp.	3,800	123,766
Cytec Industries, Inc.	1,900	107,122
Minerals Technologies, Inc.	3,900	229,788
Schnitzer Steel Industries, Inc. - Class A	2,200	106,216
Sherwin-Williams Co. (The)	1,400	105,196
Southern Copper Corp.	2,700	94,824
		972,372
Telecommunication Services — 0.3%
NTELOS Holdings Corp.	5,500	93,060
Total Common Stocks		$30,336,930
Investment Funds — 3.1%
Invesco Liquid Assets Portfolio**	37,699	37,699
Touchstone Institutional Money Market Fund^	988,692	988,692
Total Investment Funds		$1,026,391
Total Long Positions (Cost $30,083,173)		$31,363,321
Securities Sold Short — (91.6%)
Common Stocks — (91.6%)
Telecommunication Services — (0.3%)
Clearwire Corp. - Class A*	(14,800)	(119,732)
Consumer Staples — (3.3%)
Alberto-Culver Co.	(7,100)	(267,315)
Avon Products, Inc.	(2,500)	(80,275)
Bunge Ltd.	(1,400)	(82,824)
Church & Dwight Co., Inc.	(1,400)	(90,916)
Costco Wholesale Corp.	(1,900)	(122,531)

	Shares	Market Value
Estee Lauder Cos., Inc. (The) - Class A	(1,600)	$(101,168)
Green Mountain Coffee Roasters, Inc.*	(3,300)	(102,927)
Hain Celestial Group, Inc. (The)*	(6,000)	(143,880)
Smithfield Foods, Inc.*	(5,700)	(95,931)
		(1,087,767)
Materials — (4.1%)
Alcoa, Inc.	(7,700)	(93,247)
Balchem Corp.	(6,600)	(203,676)
Commercial Metals Co.	(6,000)	(86,940)
Deltic Timber Corp.	(2,200)	(98,560)
Dow Chemical Co. (The)	(4,600)	(126,316)
Martin Marietta Materials, Inc.	(2,500)	(192,425)
Schweitzer-Mauduit International, Inc.	(1,900)	(110,789)
Sensient Technologies Corp.	(4,100)	(125,009)
Stepan Co.	(1,900)	(112,309)
Vulcan Materials Co.	(5,700)	(210,444)
		(1,359,715)
Utilities — (4.4%)
Black Hills Corp.	(3,000)	(93,600)
CenterPoint Energy, Inc.	(6,600)	(103,752)
DTE Energy Co.	(2,200)	(101,046)
Empire District Electric Co. (The)	(10,700)	(215,605)
Integrys Energy Group, Inc.	(1,900)	(98,914)
Pepco Holdings, Inc.	(11,800)	(219,480)
Progress Energy, Inc.	(4,900)	(217,658)
Southern Co.	(7,100)	(264,404)
WGL Holdings, Inc.	(3,800)	(143,564)
		(1,458,023)
Energy — (8.0%)
Anadarko Petroleum Corp.	(4,100)	(233,905)
Bristow Group, Inc.*	(3,300)	(119,064)
Cameron International Corp.*	(6,800)	(292,128)
Enbridge, Inc.	(1,900)	(99,370)
EQT Corp.	(3,300)	(118,998)
Forest Oil Corp.*	(7,900)	(234,630)
General Maritime Corp.	(22,200)	(109,002)
Gulfmark Offshore, Inc. - Class A*	(2,500)	(76,800)
Helix Energy Solutions Group, Inc.*	(15,600)	(173,784)
Overseas Shipholding Group, Inc.	(4,100)	(140,712)
Petrohawk Energy Corp.*	(6,600)	(106,524)
Plains Exploration & Production Co.*	(7,100)	(189,357)
Pride International, Inc.*	(3,600)	(105,948)
Range Resources Corp.	(3,300)	(125,829)
Spectra Energy Corp.	(6,300)	(142,065)
Tidewater, Inc.	(1,900)	(85,139)
TransCanada Corp.	(5,700)	(211,584)
Transocean Ltd.*	(1,400)	(90,006)
		(2,654,845)
Consumer Discretionary — (10.1%)
Amazon.com, Inc.*	(800)	(125,648)
BorgWarner, Inc.*	(2,200)	(115,764)

Market Neutral Equity Fund (Continued)

Securities Sold Short — (91.6%) (Continued)	Shares	Market Value
Callaway Golf Co.	(17,800)	$(124,600)
CarMax, Inc.*	(4,600)	(128,156)
Carter's, Inc.*	(4,900)	(129,017)
Collective Brands, Inc.*	(7,700)	(124,278)
Core-Mark Holding Co., Inc.*	(6,800)	(210,528)
Gaylord Entertainment Co.*	(6,000)	(183,000)
hhgregg, Inc.*	(3,300)	(81,708)
Home Depot, Inc.	(3,300)	(104,544)
Iconix Brand Group, Inc.*	(6,000)	(105,000)
JC Penney Co., Inc.	(5,700)	(154,926)
John Wiley & Sons, Inc. - Class A	(3,000)	(122,580)
Kohl's Corp.*	(1,600)	(84,288)
MDC Holdings, Inc.	(4,900)	(142,247)
MGM Mirage*	(8,800)	(99,264)
Monro Muffler Brake, Inc.	(2,200)	(101,442)
NIKE, Inc. - Class B	(1,400)	(112,196)
Orient-Express Hotels Ltd. - Class A*	(9,000)	(100,350)
Peet's Coffee & Tea, Inc.*	(2,200)	(75,306)
Regis Corp.	(7,700)	(147,301)
Stewart Enterprises, Inc. - Class A	(18,000)	(97,020)
Thomson Reuters Corp.	(2,500)	(93,825)
Vail Resorts, Inc.*	(4,400)	(165,088)
Walt Disney Co. (The)	(9,000)	(297,990)
World Wrestling Entertainment, Inc. - Class A	(8,200)	(114,062)
		(3,340,128)
Health Care — (11.1%)
Alere, Inc.*	(3,600)	(111,348)
athenahealth, Inc.*	(1,300)	(42,926)
Auxilium Pharmaceuticals, Inc.*	(3,800)	(94,164)
Bio-Reference Labs, Inc.*	(4,100)	(85,526)
Brookdale Senior Living, Inc.*	(4,400)	(71,764)
Cerner Corp.*	(1,400)	(117,586)
Charles River Laboratories International, Inc.*	(5,500)	(182,325)
Conceptus, Inc.*	(7,100)	(97,625)
Covance, Inc.*	(2,200)	(102,938)
Edwards Lifesciences Corp.*	(4,400)	(295,020)
Emeritus Corp.*	(5,700)	(97,242)
Genoptix, Inc.*	(6,000)	(85,200)
HMS Holdings Corp.*	(1,600)	(94,304)
Hospira, Inc.*	(2,700)	(153,927)
Human Genome Sciences, Inc.*	(3,300)	(98,307)
Immunogen, Inc.*	(9,000)	(56,430)
Landauer, Inc.	(3,000)	(187,890)
MAKO Surgical Corp.*	(19,400)	(185,852)
MedAssets, Inc.*	(1,500)	(31,560)
Mednax, Inc.*	(2,500)	(133,250)
NuVasive, Inc.*	(2,200)	(77,308)
Qiagen NV*	(11,200)	(198,688)
Quality Systems, Inc.	(1,400)	(92,834)
ResMed, Inc.*	(3,300)	(108,273)
SIGA Technologies, Inc.*	(11,500)	(97,290)
Stryker Corp.	(1,600)	(80,080)
Theravance, Inc.*	(7,100)	(142,710)

	Shares	Market Value
Thoratec Corp.*	(2,200)	$(81,356)
VCA Antech, Inc.*	(5,700)	(120,213)
Vertex Pharmaceuticals, Inc.*	(2,700)	(93,339)
Vivus, Inc.*	(11,200)	(74,928)
West Pharmaceutical Services, Inc.	(3,800)	(130,378)
XenoPort, Inc.*	(11,500)	(81,765)
		(3,704,346)
Industrials — (13.3%)
ABM Industries, Inc.	(4,600)	(99,314)
Aegean Marine Petroleum Network, Inc.	(6,000)	(99,840)
American Superconductor Corp.*	(3,000)	(93,300)
AMR Corp.*	(14,800)	(92,796)
Boeing Co. (The)	(1,400)	(93,156)
Caterpillar, Inc.	(1,400)	(110,152)
Clean Harbors, Inc.*	(1,600)	(108,400)
CoStar Group, Inc.*	(2,200)	(107,162)
Covanta Holding Corp.	(4,600)	(72,450)
Danaher Corp.	(3,300)	(134,013)
DigitalGlobe, Inc.*	(4,100)	(124,640)
EnerNOC, Inc.*	(2,700)	(84,807)
GATX Corp.	(4,400)	(129,008)
General Electric Co.	(11,200)	(182,000)
Goodrich Corp.	(1,900)	(140,087)
Kennametal, Inc.	(3,600)	(111,348)
Manpower, Inc.	(3,000)	(156,600)
Mine Safety Appliances Co.	(5,200)	(140,920)
Mobile Mini, Inc.*	(10,900)	(167,206)
Moog, Inc. - Class A*	(3,000)	(106,530)
Otter Tail Corp.	(11,200)	(228,368)
Pall Corp.	(2,500)	(104,100)
Precision Castparts Corp.	(1,100)	(140,085)
Ritchie Bros Auctioneers, Inc.	(7,400)	(153,698)
Roper Industries, Inc.	(3,000)	(195,540)
Steelcase, Inc. - Class A	(12,000)	(99,960)
Stericycle, Inc.*	(1,400)	(97,272)
Sterling Construction Co., Inc.*	(5,200)	(64,376)
Terex Corp.*	(4,400)	(100,848)
Titan International, Inc.	(10,100)	(137,057)
Titan Machinery, Inc.*	(6,400)	(104,320)
TransDigm Group, Inc.	(2,500)	(155,125)
United Stationers, Inc.*	(1,900)	(101,669)
UTi Worldwide, Inc.	(7,100)	(114,168)
Waste Management, Inc.	(4,100)	(146,534)
Watsco, Inc.	(2,200)	(122,496)
		(4,419,345)
Information Technology — (16.8%)
Altera Corp.	(3,800)	(114,608)
Apple, Inc.*	(500)	(141,875)
Aspen Technology, Inc.*	(12,300)	(127,551)
Automatic Data Processing, Inc.	(4,100)	(172,323)
Blackboard, Inc.*	(2,700)	(97,308)
Cadence Design Systems, Inc.*	(15,300)	(116,739)

Market Neutral Equity Fund (Continued)

Securities Sold Short — (91.6%) (Continued)	Shares	Market Value
Cavium Networks, Inc.*	(5,200)	$(149,552)
Citrix Systems, Inc.*	(2,700)	(184,248)
Cognizant Technology Solutions Corp. - Class A*	(2,700)	(174,069)
CommVault Systems, Inc.*	(4,100)	(106,723)
Compellent Technologies, Inc.*	(5,200)	(94,536)
Concur Technologies, Inc.*	(3,000)	(148,320)
Constant Contact, Inc.*	(6,300)	(135,009)
Cree, Inc.*	(1,400)	(76,006)
eBay, Inc.*	(3,800)	(92,720)
Equinix, Inc.*	(2,700)	(276,345)
FEI Co.*	(4,900)	(95,893)
Informatica Corp.*	(3,000)	(115,230)
Marvell Technology Group Ltd.*	(4,600)	(80,546)
Maxwell Technologies, Inc.*	(5,200)	(75,972)
Mellanox Technologies Ltd.*	(6,600)	(129,624)
Microchip Technology, Inc.	(3,300)	(103,785)
Micron Technology, Inc.*	(11,200)	(80,752)
NetApp, Inc.*	(3,300)	(164,307)
NetSuite, Inc.*	(5,700)	(134,349)
OSI Systems, Inc.*	(3,300)	(119,856)
Pegasystems, Inc.	(2,500)	(77,625)
Rackspace Hosting, Inc.*	(1,900)	(49,362)
SAIC, Inc.*	(13,100)	(209,338)
Salesforce.com, Inc.*	(1,900)	(212,420)
SAVVIS, Inc.*	(8,200)	(172,856)
Sina Corp.*	(2,700)	(136,566)
Sourcefire, Inc.*	(4,400)	(126,896)
SuccessFactors, Inc.*	(9,800)	(246,078)
Sycamore Networks, Inc.	(5,200)	(168,532)
Terremark Worldwide, Inc.*	(14,500)	(149,930)
THQ, Inc.*	(26,800)	(107,736)
TiVo, Inc.*	(8,200)	(74,292)
Ultimate Software Group, Inc.*	(6,000)	(231,840)
Universal Display Corp.*	(6,000)	(141,000)
Western Digital Corp.*	(5,700)	(161,823)
		(5,574,540)
Financials — (20.2%)
Alexandria Real Estate Equities, Inc. REIT	(1,400)	(98,000)
AMB Property Corp. REIT	(4,100)	(108,527)
Arthur J Gallagher & Co.	(4,100)	(108,117)
Associated Banc-Corp.	(18,000)	(237,420)
BancorpSouth, Inc.	(10,700)	(151,726)
Bank of America Corp.	(6,800)	(89,148)
Cathay General Bancorp	(7,900)	(93,931)
Cincinnati Financial Corp.	(8,800)	(253,880)
Citigroup, Inc.*	(26,500)	(103,350)
CommonWealth REIT	(4,100)	(104,960)
Cousins Properties, Inc. REIT	(12,308)	(87,879)
Developers Diversified Realty Corp. REIT	(9,000)	(100,980)
Digital Realty Trust, Inc. REIT	(1,600)	(98,720)
Discover Financial Services	(5,500)	(91,740)
First Horizon National Corp.*	(14,989)	(171,030)

	Shares	Market Value
First Industrial Realty Trust, Inc. REIT*	(19,700)	$(99,879)
FirstMerit Corp.	(4,600)	(84,272)
Genworth Financial, Inc. - Class A*	(8,200)	(100,204)
Gleacher & Co., Inc.*	(34,700)	(55,867)
Goldman Sachs Group, Inc. (The)	(800)	(115,664)
Hilltop Holdings, Inc.*	(20,500)	(196,390)
Iberiabank Corp.	(4,400)	(219,912)
Interactive Brokers Group, Inc. - Class A*	(7,100)	(122,191)
Investors Real Estate Trust REIT	(25,200)	(211,176)
Jefferies Group, Inc.	(7,300)	(165,637)
Kilroy Realty Corp. REIT	(6,300)	(208,782)
Kimco Realty Corp. REIT	(7,100)	(111,825)
Markel Corp.*	(300)	(103,377)
MB Financial, Inc.	(4,600)	(74,612)
Morgan Stanley	(2,700)	(66,636)
New York Community Bancorp, Inc.	(10,700)	(173,875)
Northern Trust Corp.	(1,900)	(91,656)
Old Republic International Corp.	(11,200)	(155,120)
OneBeacon Insurance Group Ltd. - Class A	(7,900)	(112,891)
PacWest Bancorp	(5,200)	(99,112)
People's United Financial, Inc.	(8,500)	(111,265)
Pico Holdings, Inc.*	(2,200)	(65,692)
Pinnacle Financial Partners, Inc.*	(15,900)	(146,121)
Regions Financial Corp.	(9,600)	(69,792)
State Street Corp.	(2,500)	(94,150)
Sterling Bancshares, Inc.	(39,400)	(211,578)
Stifel Financial Corp.*	(2,700)	(124,983)
Sunstone Hotel Investors, Inc. REIT*	(9,000)	(81,630)
SunTrust Banks, Inc.	(4,900)	(126,567)
Susquehanna Bancshares, Inc.	(11,500)	(97,060)
Synovus Financial Corp.	(68,900)	(169,494)
TFS Financial Corp.	(26,200)	(240,778)
Umpqua Holdings Corp.	(6,300)	(71,442)
United Community Banks, Inc.*	(25,200)	(56,448)
Valley National Bancorp	(6,800)	(87,720)
Whitney Holding Corp.	(24,600)	(200,982)
Wilmington Trust Corp.	(16,700)	(149,966)
Zions Bancorporation	(5,500)	(117,480)
		(6,691,634)
Total Common Stocks		$(30,410,075)
Total Securities Sold Short ($29,356,048)		$(30,410,075)
Total Investment Securities — 2.9% (Cost $727,125)		$953,246
Cash Collateral for Securities Sold Short — 97.6%		32,390,608
Liabilities in Excess of Other Assets — (0.5%)		(160,399)
Net Assets — 100.0%		$33,183,455

Market Neutral Equity Fund (Continued)

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $37,228.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Sold Short	$—	$32,390,608	$—	$32,390,608
Investment Funds	1,026,391	—	—	1,026,391
Common Stocks	(73,145)	—	—	(73,145)
				$33,343,854

See accompanying notes to financial statements.

Portfolio of Investments
Mid Cap Fund – September 30, 2010

Common Stocks — 99.6%	Shares	Market Value
Information Technology — 16.3%
Autodesk, Inc.*	45,600	$1,457,832
Avago Technologies Ltd.*	64,800	1,458,648
Cadence Design Systems, Inc.*	210,070	1,602,834
Check Point Software Technologies Ltd.*	65,590	2,422,239
Fidelity National Information Services, Inc.	63,650	1,726,825
IAC/InterActiveCorp*	88,450	2,323,581
Intuit, Inc.*	28,310	1,240,261
Micron Technology, Inc.* †	88,520	638,229
NetApp, Inc.*	33,650	1,675,434
Nuance Communications, Inc.*	41,060	642,178
Rovi Corp.*	47,280	2,383,385
Tellabs, Inc.	181,070	1,348,972
Teradyne, Inc.* †	132,660	1,477,832
		20,398,250
Financials — 16.1%
AllianceBernstein Holding LP †	35,670	942,045
Arch Capital Group Ltd.*	27,820	2,331,316
Assured Guaranty Ltd.	36,370	622,291
Brandywine Realty Trust REIT	129,670	1,588,458
City National Corp.	32,120	1,704,608
Comerica, Inc.	39,610	1,471,511
Digital Realty Trust, Inc. REIT †	38,460	2,372,982
Douglas Emmett, Inc. REIT	108,710	1,903,512
Essex Property Trust, Inc. REIT	13,610	1,489,478
IntercontinentalExchange, Inc.*	8,910	933,055
Jones Lang LaSalle, Inc.	14,740	1,271,620
Marshall & Ilsley Corp.	280,133	1,972,136
SunTrust Banks, Inc.	60,250	1,556,258
		20,159,270
Consumer Discretionary — 14.0%
Autoliv, Inc.	35,040	2,289,163
DISH Network Corp. - Class A	70,710	1,354,804
Dollar Tree, Inc.*	44,280	2,159,093
Hasbro, Inc.	48,270	2,148,498
Lear Corp.*	32,000	2,525,760
Scripps Networks Interactive, Inc. - Class A	33,620	1,599,640
Stanley Black & Decker, Inc.	34,850	2,135,608
Starwood Hotels & Resorts Worldwide, Inc.	40,950	2,151,922
Wynn Resorts Ltd.	12,750	1,106,317
		17,470,805
Materials — 9.4%
Carpenter Technology Corp.	40,265	1,357,333
Cliffs Natural Resources, Inc.	34,830	2,226,334
Cytec Industries, Inc.	46,100	2,599,118
Lubrizol Corp.	22,190	2,351,474
Scotts Miracle-Gro Co. (The) - Class A	35,390	1,830,725
Walter Energy, Inc.	16,820	1,367,298
		11,732,282

	Shares	Market Value
Health Care — 9.4%
Alexion Pharmaceuticals, Inc.*	26,070	$1,677,865
AmerisourceBergen Corp.	40,740	1,249,088
DaVita, Inc.*	26,100	1,801,683
Dendreon Corp.* †	37,150	1,529,837
Humana, Inc.*	42,530	2,136,707
Pharmaceutical Product Development, Inc.	51,400	1,274,206
Valeant Pharmaceuticals International, Inc. †	82,010	2,054,351
		11,723,737
Industrials — 9.4%
AMETEK, Inc.	46,040	2,199,331
Cooper Industries PLC	32,090	1,570,164
Goodrich Corp.	21,550	1,588,881
Joy Global, Inc.	29,550	2,077,956
McDermott International, Inc.*	105,250	1,555,595
Textron, Inc.	34,100	701,096
W.W. Grainger, Inc.	16,910	2,014,150
		11,707,173
Consumer Staples — 8.5%
Green Mountain Coffee Roasters, Inc.* †	81,060	2,528,262
Herbalife Ltd.	38,210	2,305,974
Mead Johnson Nutrition Co. - Class A	38,310	2,180,222
Sara Lee Corp.	137,440	1,845,819
Whole Foods Market, Inc.* †	48,430	1,797,237
		10,657,514
Energy — 8.1%
Concho Resources, Inc.*	34,960	2,313,303
Ensco PLC ADR	41,450	1,854,059
Newfield Exploration Co.*	22,245	1,277,753
Oil States International, Inc.*	37,660	1,753,073
Plains All American Pipeline LP	23,630	1,486,563
QEP Resources, Inc.	49,660	1,496,752
		10,181,503
Utilities — 4.5%
Northeast Utilities	69,890	2,066,647
Questar Corp.	120,590	2,113,943
TECO Energy, Inc.	86,630	1,500,432
		5,681,022
Telecommunication Services — 3.9%
SBA Communications Corp. - Class A*	67,850	2,734,355
Windstream Corp.	172,060	2,114,617
		4,848,972
Total Common Stocks		$124,560,528

Mid Cap Fund (Continued)

	Shares	Market Value
Investment Funds — 8.0%
Invesco Liquid Assets Portfolio**	9,417,147	$9,417,147
Touchstone Institutional Money Market Fund^	564,694	564,694
Total Investment Funds		$9,981,841
Total Investment Securities — 107.6% (Cost $116,115,967)		$134,542,369
Liabilities in Excess of Other Assets — (7.6%)		(9,463,002)
Net Assets — 100.0%		$125,079,367

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $9,170,268.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$124,560,528	$—	$—	$124,560,528
Investment Funds	9,981,841	—	—	9,981,841
				$134,542,369

See accompanying notes to financial statements.

Portfolio of Investments
Mid Cap Value Fund – September 30, 2010

Common Stocks — 98.3%	Shares	Market Value
Financials — 23.2%
Ameriprise Financial, Inc.	11,668	$552,246
Boston Properties, Inc. REIT	6,869	570,951
Comerica, Inc.	16,435	610,560
Endurance Specialty Holdings Ltd.	15,505	617,099
Federated Investors, Inc. - Class B †	27,517	626,287
Fifth Third Bancorp	46,647	561,163
Host Hotels & Resorts, Inc. REIT	39,814	576,507
Liberty Property Trust REIT	19,367	617,807
PartnerRe Ltd.	8,013	642,482
People's United Financial, Inc.	42,816	560,462
ProAssurance Corp.*	10,410	599,512
Reinsurance Group of America, Inc.	11,831	571,319
Synovus Financial Corp. †	193,751	476,628
Unum Group	25,562	566,198
Willis Group Holdings PLC	18,541	571,434
Zions Bancorporation †	32,900	702,744
		9,423,399
Industrials — 12.8%
Avery Dennison Corp.	15,781	585,791
Cintas Corp.	25,361	698,696
Dover Corp.	11,833	617,801
Flowserve Corp.	3,979	435,382
Fluor Corp.	12,114	600,006
PACCAR, Inc.	12,082	581,748
Pitney Bowes, Inc.	26,170	559,515
Spirit Aerosystems Holdings, Inc. - Class A*	27,865	555,349
Towers Watson & Co. - Class A	11,386	559,964
		5,194,252
Consumer Discretionary — 10.5%
American Eagle Outfitters, Inc.	47,064	704,077
BorgWarner, Inc.*	9,089	478,263
Darden Restaurants, Inc.	12,996	555,969
Harley-Davidson, Inc.	21,554	612,996
International Game Technology	34,964	505,230
Interpublic Group of Cos., Inc.*	53,898	540,597
Nordstrom, Inc.	11,439	425,531
PetSmart, Inc.	13,053	456,855
		4,279,518
Utilities — 10.4%
AGL Resources, Inc.	15,404	590,897
American Water Works Co., Inc.	27,120	631,082
Consolidated Edison, Inc.	8,121	391,595
Edison International	13,190	453,604
Great Plains Energy, Inc.	31,167	589,056
Portland General Electric Co.	23,620	479,014
SCANA Corp.	12,267	494,606
Xcel Energy, Inc.	24,939	572,849
		4,202,703
Energy — 10.1%
EQT Corp.	15,692	565,854
Murphy Oil Corp.	9,490	587,621

	Shares	Market Value
Nabors Industries Ltd.*	33,372	$602,698
Newfield Exploration Co.*	10,005	574,687
Pioneer Natural Resources Co.	8,472	550,934
Range Resources Corp.	15,354	585,448
Spectra Energy Corp.	27,660	623,733
		4,090,975
Information Technology — 8.7%
Adobe Systems, Inc.*	16,975	443,896
Analog Devices, Inc.	19,403	608,866
Brocade Communications Systems, Inc.*	92,164	538,238
Diebold, Inc.	18,595	578,119
Molex, Inc. †	30,410	636,481
Synopsys, Inc.*	29,343	726,826
		3,532,426
Health Care — 7.8%
AmerisourceBergen Corp.	20,221	619,976
Cooper Cos., Inc. (The)	7,422	343,045
Henry Schein, Inc.*	10,601	621,007
Hologic, Inc.*	33,764	540,562
Quest Diagnostics, Inc.	9,548	481,887
Teleflex, Inc.	9,684	549,857
		3,156,334
Consumer Staples — 7.6%
Constellation Brands, Inc. - Class A*	30,211	534,432
Dean Foods Co.*	35,570	363,170
Del Monte Foods Co.	40,415	529,840
Kroger Co. (The)	22,780	493,415
McCormick & Co., Inc.	11,943	502,084
Molson Coors Brewing Co. - Class B	14,449	682,282
		3,105,223
Materials — 7.2%
Allegheny Technologies, Inc.	14,621	679,145
Huntsman Corp.	51,752	598,253
Nucor Corp.	12,558	479,716
Owens-Illinois, Inc.*	20,360	571,302
Packaging Corp of America	25,400	588,518
		2,916,934
Total Common Stocks		$39,901,764
Investment Funds — 5.4%
Invesco Liquid Assets Portfolio**	1,507,083	1,507,083
iShares Russell Midcap Value Index Fund	2,895	116,871
Touchstone Institutional Money Market Fund^	554,647	554,647
Total Investment Funds		$2,178,601
Total Investment Securities — 103.7% (Cost $41,321,923)		$42,080,365
Liabilities in Excess of Other Assets — (3.7%)		(1,506,187)
Net Assets — 100.0%		$40,574,178

Mid Cap Value Fund (Continued)

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $1,473,549.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$39,901,764	$—	$—	$39,901,764
Investment Funds	2,178,601	—	—	2,178,601
				$42,080,365

See accompanying notes to financial statements.

Portfolio of Investments
Premium Yield Equity Fund – September 30, 2010

Common Stocks — 97.9%	Shares	Market Value
Energy — 18.7%
Enerplus Resources Fund	58,068	$1,495,251
Kinder Morgan Management LLC*	45,195	2,722,999
Southern Union Co.	49,673	1,195,132
Spectra Energy Corp.	50,372	1,135,889
Statoil ASA ADR	52,051	1,092,030
		7,641,301
Health Care — 17.5%
Abbott Laboratories	27,705	1,447,309
Bristol-Myers Squibb Co.	26,585	720,719
Eli Lilly & Co.	23,087	843,368
GlaxoSmithKline PLC ADR	20,988	829,446
Johnson & Johnson	20,988	1,300,416
Merck & Co., Inc.	34,981	1,287,651
Pfizer, Inc.	41,277	708,726
		7,137,635
Utilities — 16.3%
American Water Works Co., Inc.	67,583	1,572,656
National Grid PLC ADR	24,486	1,046,532
NiSource, Inc.	82,554	1,436,440
Northeast Utilities	25,886	765,449
ONEOK, Inc.	26,585	1,197,388
Pepco Holdings, Inc.	34,981	650,647
		6,669,112
Financials — 15.2%
Alexandria Real Estate Equities, Inc. REIT	13,293	930,510
Allstate Corp.	27,985	882,927
Bank of Montreal	10,494	606,028
Cincinnati Financial Corp.	29,384	847,728
Digital Realty Trust, Inc. REIT	16,091	992,815
HCP, Inc. REIT	25,186	906,192
NYSE Euronext	35,680	1,019,378
		6,185,578
Telecommunication Services — 10.1%
AT&T, Inc.	36,380	1,040,468
BCE, Inc.	13,293	432,022
Tele Norte Leste Participacoes SA ADR	41,277	581,180
Telefonica SA ADR	15,392	1,141,317
Windstream Corp.	76,258	937,211
		4,132,198
Information Technology — 7.8%
Intel Corp.	62,965	1,210,817
Microchip Technology, Inc.	33,581	1,056,122
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	90,390	916,555
		3,183,494
Consumer Discretionary — 5.6%
Cinemark Holdings, Inc.	25,326	407,749
Genuine Parts Co.	22,388	998,281
McDonald's Corp.	11,893	886,147
		2,292,177

	Shares	Market Value
Consumer Staples — 4.7%
H.J. Heinz Co.	16,931	$802,022
Procter & Gamble Co. (The)	18,890	1,132,833
		1,934,855
Industrials — 2.0%
R.R. Donnelley & Sons Co.	47,574	806,855
Total Common Stocks		$39,983,205
Investment Fund — 2.8%
Touchstone Institutional Money Market Fund^	1,162,613	1,162,613
Total Investment Securities — 100.7% (Cost $39,156,618)		$41,145,818
Liabilities in Excess of Other Assets — (0.7%)		(294,042)
Net Assets — 100.0%		$40,851,776

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$39,983,205	$—	$—	$39,983,205
Investment Fund	1,162,613	—	—	1,162,613
				$41,145,818

See accompanying notes to financial statements.

Portfolio of Investments
Sands Capital Select Growth Fund – September 30, 2010

Common Stocks — 97.0%	Shares	Market Value
Information Technology — 34.9%
Apple, Inc.*	144,300	$40,945,125
ASML Holding NV - Class G †	404,100	12,013,893
F5 Networks, Inc.*	82,600	8,574,706
FLIR Systems, Inc.*	323,500	8,313,950
Google, Inc. - Class A*	62,200	32,704,138
QUALCOMM, Inc.	958,500	43,247,520
Salesforce.com, Inc.*	417,500	46,676,500
Visa, Inc. - Class A	514,100	38,177,066
		230,652,898
Health Care — 19.4%
Alexion Pharmaceuticals, Inc.*	128,072	8,242,714
Allergan, Inc.	423,500	28,175,455
Genzyme Corp.*	326,600	23,120,014
Illumina, Inc.*	478,200	23,527,440
Intuitive Surgical, Inc.*	92,600	26,274,324
Varian Medical Systems, Inc.* †	315,000	19,057,500
		128,397,447
Consumer Discretionary — 18.8%
Amazon.com, Inc.*	326,000	51,201,560
Las Vegas Sands Corp.* †	461,800	16,093,730
NIKE, Inc. - Class B	282,200	22,615,508
Staples, Inc.	861,900	18,030,948
Starbucks Corp.	638,500	16,332,830
		124,274,576
Energy — 12.3%
FMC Technologies, Inc.*	373,200	25,485,828
National-Oilwell Varco, Inc.	707,700	31,471,419
Schlumberger Ltd.	391,000	24,089,510
		81,046,757
Financials — 6.3%
Charles Schwab Corp. (The)	1,306,300	18,157,570
CME Group, Inc.	8,185	2,131,783
IntercontinentalExchange, Inc.*	206,000	21,572,320
		41,861,673
Industrials — 3.3%
CH Robinson Worldwide, Inc.	82,696	5,782,105
W.W. Grainger, Inc.	133,900	15,948,829
		21,730,934
Materials — 2.0%
Praxair, Inc.	142,800	12,889,128
Total Common Stocks		$640,853,413
Investment Funds — 6.9%
Invesco Liquid Assets Portfolio**	15,443,326	15,443,326
Touchstone Institutional Money Market Fund^	30,084,351	30,084,351
Total Investment Funds		$45,527,677

Market Value
Total Investment Securities — 103.9% (Cost $525,782,529)	$686,381,090
Liabilities in Excess of Other Assets — (3.9%)	(25,719,771)
Net Assets — 100.0%	$660,661,319

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $14,785,563.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$640,853,413	$—	$—	$640,853,413
Investment Funds	45,527,677	—	—	45,527,677
				$686,381,090

See accompanying notes to financial statements.

Portfolio of Investments
Short Duration Fixed Income Fund – September 30, 2010

Principal Amount		Market Value
	Asset-Backed Securities — 28.5%
$480,000	American Express Credit Account Master Trust, Ser 2005-4, Class A, 0.327%, 1/15/15 (a)	$479,096
310,000	American Express Credit Account Master Trust, Ser 2010-1, Class A, 0.507%, 11/16/15 (a)	310,000
215,000	AmeriCredit Automobile Receivables Trust, Ser 2010-3, Class A3, 1.140%, 4/8/15	215,150
188,643	Bank of America Auto Trust, Ser 2008-1A, Class A3A, 144a, 4.970%, 9/20/12	191,723
235,000	Cabela's Master Credit Card Trust, Ser 2006-3A, Class A1, 144a, 5.260%, 10/15/14	244,711
175,000	CarMax Auto Owner Trust, Ser 2006-2, Class B, 5.310%, 4/16/12	175,298
87,210	CenterPoint Energy Transition Bond Co. LLC, Ser 2005-A, Class A2, 4.970%, 8/1/14	90,759
270,000	Chase Issuance Trust, Ser 2007-A17, Class A, 5.120%, 10/15/14	293,790
430,000	Chase Issuance Trust, Ser 2008-A11, Class A11, 5.400%, 7/15/15	482,554
305,000	Chase Issuance Trust, Ser 2009-A3, Class A3, 2.400%, 6/17/13	309,106
173,060	Chase Manhattan Auto Owner Trust, Ser 2006-B, Class A4, 5.110%, 4/15/14	173,373
325,000	Chrysler Financial Auto Securitization Trust, Ser 2009-A, Class A3, 2.820%, 1/15/16	331,115
405,000	Citibank Omni Master Trust, Ser 2009-A17, Class A17, 144a, 4.900%, 11/15/18	438,294
314,030	CNH Equipment Trust, Ser 2008-B, Class A3B, 1.657%, 7/16/12 (a)	314,593
150,000	CNH Equipment Trust, Ser 2008-B, Class A4A, 5.600%, 11/17/14	156,620
212,134	CNH Equipment Trust, Ser 2009-A, Class A3, 5.280%, 11/15/12	217,006
325,000	CNH Equipment Trust, Ser 2009-B, Class A4, 5.170%, 10/15/14	343,804
274,869	College & University Facility Loan Trust, Ser 2, Class D, 4.000%, 6/1/18	274,869
425,000	Discover Card Master Trust, Ser 2008-A3, Class A3, 5.100%, 10/15/13	435,696
240,000	Ford Credit Auto Lease Trust, Ser 2010-A, Class A3, 144a, 1.620%, 11/15/13	241,886

Principal Amount		Market Value
$45,470	Ford Credit Auto Owner Trust, Ser 2007-B, Class A3A, 5.150%, 11/15/11	$45,800
140,000	Ford Credit Auto Owner Trust, Ser 2009-B, Class A4, 4.500%, 7/15/14	150,878
390,000	GE Capital Credit Card Master Note Trust, Ser 2009-2, Class A, 3.690%, 7/15/15	408,978
320,000	GE Capital Credit Card Master Note Trust, Ser 2009-3, Class A, 2.540%, 9/15/14	325,728
405,000	GE Capital Credit Card Master Note Trust, Ser 2010-3, Class A, 2.210%, 6/15/16	414,935
300,000	GE Equipment Midticket LLC, Ser 2009-1, Class A3, 2.340%, 6/17/13	303,520
240,000	GE Equipment Midticket LLC, Ser 2010-1, Class A3, 144a, 0.940%, 7/14/14	239,990
348,357	Harley-Davidson Motorcycle Trust, Ser 2006-1, Class A2, 144a, 5.040%, 10/15/12	351,237
300,000	Harley-Davidson Motorcycle Trust, Ser 2009-2, Class A4, 3.320%, 2/15/17	311,506
185,272	IMC Home Equity Loan Trust, Ser 1997-5, Class A9, 7.310%, 11/20/28	182,965
141,992	John Deere Owner Trust, Ser 2007-A, Class A4, 5.070%, 4/15/14	142,258
440,000	Nissan Auto Lease Trust, Ser 2009-A, Class A4, 3.510%, 11/17/14	449,178
320,000	Nissan Auto Lease Trust, Ser 2010-A, Class A3, 1.390%, 1/15/16	322,107
371,397	PG&E Energy Recovery Funding LLC, Ser 2005-1, Class A4, 4.370%, 6/25/14	384,660
75,392	PG&E Energy Recovery Funding LLC, Ser 2005-2, Class A2, 5.030%, 3/25/14	78,211
103,619	RSB Bondco LLC, Ser 2007-A, Class A1, 5.470%, 10/1/14	108,616
285,000	Santander Drive Auto Receivables Trust, Ser 2010-1, Class A3, 1.840%, 11/17/14	285,997
440,000	Tax Liens Securitization Trust, Ser 2010-1A, Class 1A2, 144a, 2.000%, 4/15/18	439,696
375,000	Volkswagen Auto Lease Trust, Ser 2009-A, Class A3, 3.410%, 4/16/12	380,957
82,295	Volkswagen Auto Loan Enhanced Trust, Ser 2008-1, Class A3, 4.500%, 7/20/12	83,150
435,000	Volvo Financial Equipment LLC, Ser 2010-1A, Class A2, 144a, 1.060%, 6/15/12	435,993

Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	Asset-Backed Securities — 28.5% (Continued)
$260,000	World Financial Network Credit Card Master Trust, Ser 2009-A, Class A, 4.600%, 9/15/15	$269,077
180,000	World Financial Network Credit Card Master Trust, Ser 2009-B, Class A, 3.790%, 5/15/16	186,648
205,000	World Financial Network Credit Card Master Trust, Ser 2009-D, Class A, 4.660%, 5/15/17	218,910
345,000	World Omni Auto Receivables Trust, Ser 2007-B, Class A4, 5.390%, 5/15/13	356,093
	Total Asset-Backed Securities	$12,596,531
	Corporate Bonds — 27.1% Financials — 15.5%
350,000	American Express Bank, 0.407%, 6/12/12 (a)	346,490
150,000	Bank of New York Mellon Corp. MTN, 5.125%, 11/1/11	157,300
315,000	Bank of New York Mellon Corp. MTN, 4.950%, 11/1/12	341,641
215,000	Barclays Bank PLC, 2.500%, 1/23/13	219,669
315,000	Credit Suisse USA, Inc., 6.125%, 11/15/11	333,279
225,000	FIA Card Services N.A. MTN, 6.625%, 6/15/12	239,703
235,000	General Electric Capital Corp. MTN, 0.446%, 8/15/11 (a)	235,059
280,000	Goldman Sachs Group, Inc., 6.875%, 1/15/11	284,981
275,000	Hudson United Bank, 7.000%, 5/15/12	291,595
215,000	ING USA Global Funding Trust, 4.500%, 10/1/10	215,000
320,000	Jefferies Group, Inc., 7.750%, 3/15/12	345,027
335,000	John Deere Capital Corp., Ser CORE, 2.000%, 4/15/11	334,722
285,000	Manufacturers & Traders Trust Co., 1.790%, 4/1/13 (a)	281,912
60,000	Merrill Lynch & Co., Inc. MTN, 6.150%, 4/25/13	65,564
300,000	MetLife of Connecticut Institutional Funding Ltd. MTN, 0.776%, 12/8/11 (a)	292,306
255,000	Morgan Stanley MTN, 5.625%, 1/9/12	268,539
270,000	National City Bank of Kentucky, 6.300%, 2/15/11	275,523
120,000	New York Life Global Funding, 144a, 5.250%, 10/16/12	130,330
365,000	Northern Trust Corp., 5.300%, 8/29/11	380,922
450,000	PNC Funding Corp., 2.300%, 6/22/12	463,555
260,000	SunTrust Bank, Inc., 6.375%, 4/1/11	266,975

Principal Amount		Market Value
$300,000	TD Ameritrade Holding Corp., 2.950%, 12/1/12	$308,318
500,000	Wells Fargo & Co. MTN, 3.980%, 10/29/10	501,231
264,545	WHC-IRS Trust, 6.980%, 5/15/15	282,145
		6,861,786
	Industrials — 2.6%
225,000	Cooper US, Inc., 5.250%, 11/15/12	244,391
175,786	Federal Express Corp. 1995 Pass Through Trust, Ser B2, 7.110%, 1/2/14	176,401
135,006	Petrodrill Five Ltd., Ser 5, 4.390%, 4/15/16	142,100
160,424	Petrodrill Four Ltd., Ser 4, 4.240%, 1/15/16	170,307
225,000	Ryder System, Inc. MTN, 5.950%, 5/2/11	231,088
166,432	Systems 2001 AT LLC, 144a, 6.664%, 9/15/13	183,608
		1,147,895
	Health Care — 2.4%
325,000	Baxter FinCo BV, 4.750%, 10/15/10	325,241
330,000	Express Scripts, Inc., 5.250%, 6/15/12	352,292
360,000	Hospira, Inc., 5.550%, 3/30/12	386,247
		1,063,780
	Telecommunication Services — 1.5%
203,335	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	221,935
240,000	New Cingular Wireless Services, Inc., 8.125%, 5/1/12	266,630
175,000	Verizon New England, Inc., 6.500%, 9/15/11	184,000
		672,565
	Energy — 1.4%
250,000	Baker Hughes, Inc., 6.500%, 11/15/13	289,585
316,659	Rowan Cos., Inc., 2.800%, 10/20/13	317,083
		606,668
	Consumer Staples — 1.3%
338,634	CVS Pass-Through Trust, 144a, 6.117%, 1/10/13	359,840
215,000	Kroger Co., 6.800%, 4/1/11	221,324
		581,164
	Information Technology — 0.8%
150,000	Analog Devices, Inc., 5.000%, 7/1/14	164,845
200,000	Hewlett-Packard Co., 2.250%, 5/27/11	202,622
		367,467

Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	Corporate Bonds — 27.1% (Continued) Consumer Discretionary — 0.6%
$245,000	Comcast Cable Communications LLC, 6.750%, 1/30/11	$249,763
	Materials — 0.5%
185,000	Dow Chemical Co. (The), 7.600%, 5/15/14	216,088
	Utilities — 0.5%
190,000	National Rural Utilities Cooperative Finance Corp. MTN, 7.250%, 3/1/12	206,772
	Total Corporate Bonds	$11,973,948
	U.S. Government Mortgage-Backed Obligations — 16.2%
1,082	FHLMC, Pool #G10446, 6.500%, 2/1/11	1,091
88,084	FHLMC, Pool #D94598, 6.500%, 4/1/21	96,829
21,597	FHLMC, Pool #E97227, 7.000%, 9/1/14	21,822
111,520	FHLMC, Pool #C66916, 7.000%, 5/1/32	125,963
104,826	FHLMC, Pool #G30085, 7.500%, 10/1/17	116,998
339,614	FHLMC REMICS, Ser 2510, Class TA, 4.000%, 6/15/32	363,847
88,561	FHLMC REMICS, Ser 2892, Class A, 5.000%, 5/15/21	89,448
37,987	FHLMC REMICS, Ser 3178, Class MA, 6.000%, 10/15/26	37,988
537	FNMA, Pool #250477, 6.000%, 1/1/11	542
19,966	FNMA, Pool #313429, 7.000%, 3/1/12	20,529
42,649	FNMA, Pool #323441, 7.000%, 12/1/13	43,762
136,840	FNMA, Pool #546474, 7.000%, 1/1/15	143,633
7,427	FNMA, Pool #334593, 7.000%, 5/1/24	8,434
117,833	FNMA, Pool #323832, 7.500%, 7/1/29	134,230
160,701	FNMA, Pool #665773, 7.500%, 6/1/31	182,886
22	FNMA, Pool #N 6222, 9.000%, 4/1/16	22
142,879	FNMA REMICS, Ser 2003-66, Class AP, 3.500%, 11/25/32	147,757
315,600	FNMA REMICS, Ser 2003-19, Class ME, 4.000%, 1/25/33	331,596
485,421	FNMA REMICS, Ser 2003-42, Class CA, 4.000%, 5/25/33	519,363
513,219	FNMA REMICS, Ser 2003-119, Class PU, 4.000%, 11/25/33	541,931
235,601	GNMA, Ser 2004-43, Class A, 2.822%, 12/16/19	237,646
300,229	GNMA, Ser 2004-97, Class AB, 3.084%, 4/16/22	304,944
12,634	GNMA, Pool #G2 8426, 3.125%, 11/20/18 (a)	13,034
13,942	GNMA, Ser 2004-9, Class A, 3.360%, 8/16/22	13,940

Principal Amount		Market Value
$172,379	GNMA, Ser 2006-19, Class A, 3.387%, 6/16/30	$175,070
212,917	GNMA, Ser 2006-39, Class A, 3.772%, 6/16/25	217,427
94,810	GNMA, Ser 2004-6, Class B, 3.949%, 7/16/33	98,666
287,948	GNMA, Ser 2005-76, Class A, 3.963%, 5/16/30	300,271
182,587	GNMA, Ser 2005-79, Class A, 3.998%, 10/16/33	185,797
242,041	GNMA, Ser 2005-12, Class A, 4.044%, 5/16/21	246,240
308,610	GNMA, Ser 2003-43, Class B, 4.374%, 4/16/33	322,866
574,683	GNMA, Ser 2002-72, Class AB, 4.500%, 10/20/32	626,619
380,000	GNMA, Ser 2004-78, Class C, 4.658%, 4/16/29	407,584
430,000	GNMA, Ser 2004-12, Class BA, 4.807%, 8/16/32	458,742
2,819	GNMA, Pool #G2 2707, 5.500%, 1/20/14	2,989
2,658	GNMA, Pool #G2 2802, 5.500%, 7/20/14	2,818
38,716	GNMA, Pool #G2 2843, 5.500%, 11/20/14	41,046
46,083	GNMA, Pool #578189, 6.000%, 2/15/32	50,569
8,678	GNMA, Pool #462486, 6.500%, 1/15/13	9,422
31,196	GNMA, Pool #569337, 6.500%, 4/15/22	34,492
91,854	GNMA, Pool #780604, 7.000%, 7/15/12	95,364
60,025	GNMA, Pool #G2 814, 8.000%, 8/20/17	66,234
25,954	GNMA, Pool #780327, 8.000%, 11/15/17	28,696
63,134	GNMA, Pool #780322, 8.000%, 11/15/22	73,059
56,065	GNMA, Pool #344233, 8.000%, 2/15/23	65,409
122,566	GNMA, Pool #345123, 8.000%, 12/15/23	142,994
	Total U.S. Government Mortgage-Backed Obligations	$7,150,609
	Commercial Mortgage-Backed Securities — 11.1%
125,000	American Tower Trust, Ser 2007-1A, Class AFX, 144a, 5.420%, 4/15/37	137,360
335,000	Banc of America Commercial Mortgage, Inc., Ser 2002-2, Class A3, 5.118%, 7/11/43	349,329
220,745	Community Program Loan Trust, Ser 1987-A, Class A4, 4.500%, 10/1/18	221,822
124,153	Credit Suisse First Boston Mortgage Securities Corp., Ser 2001-CF2, Class A4, 6.505%, 2/15/34	124,394
282,896	First Union National Bank Commercial Mortgage, Ser 2001-C2, Class A2, 6.663%, 1/12/43	286,538
252,002	First Union National Bank Commercial Mortgage, Ser 2001-C4, Class A2, 6.223%, 12/12/33	261,427

Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 11.1% (Continued)
$124,485	GE Capital Commercial Mortgage Corp., Ser 2001-1, Class A2, 6.531%, 5/15/33	$126,192
360,000	GE Capital Commercial Mortgage Corp., Ser 2001-3, Class A2, 6.070%, 6/10/38	374,471
335,000	GMAC Commercial Mortgage Securities, Inc., Ser 2003-C1, Class A2, 4.079%, 5/10/36	351,137
300,000	Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Class A5, 4.883%, 6/10/36	305,362
320,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2003-CB6, Class A2, 5.255%, 7/12/37 (a)	345,701
253,352	LB-UBS Commercial Mortgage Trust, Ser 2001-C2, Class A2, 6.653%, 11/15/27	256,986
291,531	LB-UBS Commercial Mortgage Trust, Ser 2002-C1, Class A4, 6.462%, 3/15/31	308,094
394,676	LB-UBS Commercial Mortgage Trust, Ser 2002-C7, Class A3, 4.659%, 12/15/26	408,920
105,308	LB-UBS Commercial Mortgage Trust, Ser 2003-C5, Class A3, 4.254%, 7/15/27	109,818
315,000	LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Class A3, 4.559%, 9/15/27 (a)	317,963
263,021	Merrill Lynch Mortgage Investors, Inc., Ser 1998-C1, Class A3, 6.720%, 11/15/26 (a)	291,508
203,791	Morgan Stanley Capital I, Ser 2007-HQ11, Class A1, 5.246%, 2/12/44	207,288
138,987	Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Class A12, 5.000%, 11/25/36	138,924
	Total Commercial Mortgage-Backed Securities	$4,923,234
	U.S. Government Agency Obligations — 7.4%
260,000	FNMA, 5.250%, 8/1/12	280,486
279,591	SBA, Ser P10A, 4.504%, 2/1/14	294,109
278,223	SBA, Ser 2008-10B, Class 1, 4.580%, 3/1/18	298,986
150,828	SBA, Ser 2005-P10A, Class 1, 4.638%, 2/10/15	159,207
220,697	SBA, Ser 2003-20E, Class 1, 4.640%, 5/1/23	236,601
242,909	SBA, Ser 2004-20B, Class 1, 4.720%, 2/1/24	261,646
198,251	SBA, Ser 2002-20J, Class 1, 4.750%, 10/1/22	212,552

Principal Amount		Market Value
$235,717	SBA, Ser 2005-20G, Class 1, 4.750%, 7/1/25	$256,334
260,279	SBA, Ser 2007-10E, Class 1, 5.250%, 9/1/17	281,663
264,064	SBA, Ser 2006-P10A, Class 1, 5.408%, 2/10/16	287,474
213,722	SBA, Ser 98-L, 5.800%, 12/1/18	231,274
194,635	SBA, Ser 20C, 6.070%, 3/1/22	217,714
225,193	SBA, 6.140%, 1/1/22	250,066
	Total U.S. Government Agency Obligations	$3,268,112
	U.S. Treasury Obligations — 6.5%
425,000	U.S. Treasury Note, 0.875%, 2/28/11	426,195
300,000	U.S. Treasury Note, 4.125%, 8/31/12	321,317
800,000	U.S. Treasury Note, 2.750%, 10/31/13	850,751
400,000	U.S. Treasury Note, 1.875%, 4/30/14	414,781
800,000	U.S. Treasury Note, 2.625%, 4/30/16	848,562
	Total U.S. Treasury Obligations	$2,861,606
	Taxable Municipal Bonds — 2.9% California — 0.4%
180,000	Southern California Public Power Auth. Rev, Ser 2010-B 3.326%, 7/1/14	183,078
	Louisiana — 0.3%
111,853	Louisiana Public Facilities Auth., Ser 2008 Class A 4.500%, 2/1/14	113,443
	Maine — 0.5%
200,000	Maine State Housing Auth. Rev, Ser 2010 1.728%, 6/15/12	199,836
	Pennsylvania — 1.7%
750,000	Commonwealth Fing Auth. PA Rev, Ser A 3.860%, 6/1/11	764,767
	Total Taxable Municipal Bonds	$1,261,124
Shares		Market Value
	Investment Fund — 1.4%
633,713	Touchstone Institutional Money Market Fund^	$633,713
	Total Investment Securities — 101.1% (Cost $43,581,729)	$44,668,877
	Liabilities in Excess of Other Assets — (1.1%)	(490,566)
	Net Assets — 100.0%	$44,178,311

Short Duration Fixed Income Fund (Continued)

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2010.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MTN – Medium Term Note

PLC – Public Limited Company

REMIC – Real Estate Mortgage Investment Conduit

SBA – Small Business Administration

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $3,394,668 or 7.7% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$12,596,531	$—	$12,596,531
Corporate Bonds	—	11,973,948	—	11,973,948
U.S. Government Mortgage- Backed Obligations	—	7,150,609	—	7,150,609
Commercial Mortgage- Backed Securities	—	4,923,234	—	4,923,234
U.S. Government Agency Obligations — 3,268,112 — 3,268,112 U.S. Treasury Obligations	—	2,861,606	—	2,861,606
Taxable Municipal Bonds	—	1,261,124	—	1,261,124
Investment Fund	633,713	—	—	633,713
				$44,668,877

See accompanying notes to financial statements.

Portfolio of Investments
Small Cap Core Fund – September 30, 2010

Common Stocks — 98.1%	Shares	Market Value
Financials — 20.7%
Alleghany Corp.*	6,993	$2,119,089
Eaton Vance Corp.	62,367	1,811,138
First Industrial Realty Trust, Inc. REIT* †	130,157	659,896
Hatteras Financial Corp. REIT	81,331	2,315,494
Investors Title Co.	4,100	139,400
MBIA, Inc.* †	293,107	2,945,725
Montpelier Re Holdings Ltd.	181,065	3,136,046
Tejon Ranch Co.*	88,893	1,926,311
UDR, Inc. REIT	107,998	2,280,918
Wesco Financial Corp.	3,363	1,204,458
White Mountains Insurance Group Ltd.	6,492	2,002,522
		20,540,997
Industrials — 20.4%
Alexander & Baldwin, Inc.	98,891	3,445,363
Brink's Co. (The)	78,589	1,807,547
Corrections Corp. of America*	152,676	3,768,044
Force Protection, Inc.*	456,299	2,299,747
Knoll, Inc.	135,520	2,101,915
Old Dominion Freight Line, Inc.*	122,301	3,108,891
Tredegar Corp.	193,746	3,677,299
		20,208,806
Consumer Discretionary — 13.4%
Cabela's, Inc.* †	202,625	3,845,822
CarMax, Inc.*	71,377	1,988,563
Hasbro, Inc.	54,225	2,413,555
Service Corp. International	369,347	3,183,771
Sturm Ruger & Co., Inc. †	140,845	1,921,126
		13,352,837
Information Technology — 12.2%
Advent Software, Inc.* †	45,690	2,384,561
AOL, Inc.*	113,521	2,809,645
Micrel, Inc. †	187,409	1,847,853
Synaptics, Inc.* †	67,824	1,908,567
ValueClick, Inc.*	239,956	3,138,625
		12,089,251
Materials — 10.2%
Albemarle Corp.	66,996	3,136,083
Martin Marietta Materials, Inc. †	28,946	2,227,974
NewMarket Corp.	41,661	4,736,022
		10,100,079
Consumer Staples — 9.9%
Constellation Brands, Inc. - Class A*	123,859	2,191,066
Energizer Holdings, Inc.*	31,602	2,124,602
Pricesmart, Inc.	117,168	3,413,104
Universal Corp.	53,545	2,146,619
		9,875,391
Energy — 6.7%
Atwood Oceanics, Inc.*	123,033	3,746,355
Kinder Morgan Management LLC* †	47,879	2,884,710
		6,631,065

	Shares	Market Value
Health Care — 4.6%
Owens & Minor, Inc.	67,268	$1,914,447
Tenet Healthcare Corp.*	561,064	2,648,222
		4,562,669
Total Common Stocks		$97,361,095
Investment Funds — 16.7%
Invesco Liquid Assets Portfolio**	14,930,317	14,930,317
Touchstone Institutional Money Market Fund^	1,696,266	1,696,266
Total Investment Funds		$16,626,583
Total Investment Securities — 114.8% (Cost $109,151,224)		$113,987,678
Liabilities in Excess of Other Assets — (14.8%)		(14,709,696)
Net Assets — 100.0%		$99,277,982

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $14,400,517.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$97,361,095	$—	$—	$97,361,095
Investment Funds	16,626,583	—	—	16,626,583
				$113,987,678

See accompanying notes to financial statements.

Portfolio of Investments
Small Cap Value Opportunities Fund – September 30, 2010

Common Stocks — 99.7%	Shares	Market Value
Financials — 35.2%
Acadia Realty Trust REIT	33,030	$627,570
Anworth Mortgage Asset Corp. REIT	81,590	581,737
BioMed Realty Trust, Inc. REIT	60,360	1,081,651
Boston Private Financial Holdings, Inc.	140,950	921,813
Brandywine Realty Trust REIT	55,560	680,610
Cardtronics, Inc.*	72,450	1,117,904
Cash America International, Inc.	11,580	405,300
CNO Financial Group, Inc.*	148,850	824,629
DiamondRock Hospitality Co. REIT*	66,830	634,217
DuPont Fabros Technology, Inc. REIT	34,680	872,202
Evercore Partners, Inc. - Class A	36,220	1,036,254
First Midwest Bancorp, Inc.	77,040	888,271
Government Properties Income Trust REIT	29,580	789,786
Hercules Technology Growth Capital, Inc.	74,220	750,364
Kilroy Realty Corp. REIT	25,220	835,791
LaSalle Hotel Properties REIT	35,090	820,755
Mid-America Apartment Communities, Inc. REIT	17,230	1,004,164
National Penn Bancshares, Inc.	146,460	915,375
Nelnet, Inc. - Class A	47,360	1,083,597
Platinum Underwriters Holdings Ltd.	19,730	858,650
ProAssurance Corp.*	4,460	256,851
Signature Bank*	25,750	1,000,130
Sterling Bancshares, Inc.	122,700	658,899
Susquehanna Bancshares, Inc.	37,580	317,175
SVB Financial Group*	23,100	977,592
Tower Group, Inc.	21,940	512,299
Washington Real Estate Investment Trust REIT	30,380	963,957
Webster Financial Corp.	55,500	974,580
Western Alliance Bancorp*	43,850	293,795
		22,685,918
Consumer Discretionary — 13.9%
99 Cents Only Stores*	62,760	1,184,909
ArvinMeritor, Inc.*	64,380	1,000,465
Dress Barn, Inc.*	12,910	306,613
Jakks Pacific, Inc.* †	59,650	1,052,226
Libbey, Inc.*	40,050	527,458
Men's Wearhouse, Inc. (The)	23,890	568,343
Pier 1 Imports, Inc.*	98,040	802,948
RC2 Corp.*	42,110	882,205
Ruby Tuesday, Inc.*	87,920	1,043,610
Sally Beauty Holdings, Inc.* †	110,570	1,238,384
Shutterfly, Inc.*	13,280	345,147
		8,952,308
Information Technology — 13.1%
Coherent, Inc.*	13,030	521,330
Compuware Corp.*	71,460	609,554
EarthLink, Inc.	142,150	1,292,143
Entegris, Inc.*	74,010	345,627
Mentor Graphics Corp.*	105,130	1,111,224
Novatel Wireless, Inc.*	60,150	473,982

	Shares	Market Value
Omnivision Technologies, Inc.*	39,200	$903,168
Teradyne, Inc.* †	61,490	684,999
TIBCO Software, Inc.*	55,750	989,005
TriQuint Semiconductor, Inc.*	73,830	708,768
ValueClick, Inc.*	63,970	836,728
		8,476,528
Industrials — 10.1%
Aircastle Ltd.	74,190	629,131
Alaska Air Group, Inc.*	15,350	783,310
Albany International Corp. - Class A	37,190	703,635
Atlas Air Worldwide Holdings, Inc.*	14,030	705,709
Esterline Technologies Corp.*	16,150	924,264
Genesee & Wyoming, Inc. - Class A*	17,410	755,420
Ladish Co., Inc.*	26,390	821,521
Titan International, Inc.	24,110	327,173
Woodward Governor Co.	26,410	856,212
		6,506,375
Materials — 9.6%
Coeur d'Alene Mines Corp.* †	46,430	924,886
Ferro Corp.*	83,060	1,070,643
Globe Specialty Metals, Inc.*	82,660	1,160,546
Kraton Performance Polymers, Inc.*	34,090	925,544
Novagold Resources, Inc.* †	89,950	786,163
Rockwood Holdings, Inc.*	33,060	1,040,398
RTI International Metals, Inc.*	10,070	308,343
		6,216,523
Energy — 5.9%
Berry Petroleum Co. - Class A	25,910	822,124
Complete Production Services, Inc.*	47,470	970,761
Petroleum Development Corp.*	36,290	1,001,604
Teekay Tankers Ltd. - Class A †	28,360	368,964
Venoco, Inc.* †	32,460	637,190
		3,800,643
Utilities — 5.1%
Avista Corp.	34,360	717,437
Cleco Corp.	30,300	897,486
Nicor, Inc.	19,090	874,704
NorthWestern Corp.	28,860	822,510
		3,312,137
Health Care — 4.3%
AMERIGROUP Corp.*	22,360	949,629
Medicis Pharmaceutical Corp. - Class A	25,590	758,743
Par Pharmaceutical Cos., Inc.*	9,360	272,189
Viropharma, Inc.*	54,460	811,999
		2,792,560
Consumer Staples — 2.5%
Andersons, Inc. (The)	17,860	676,894
B&G Foods, Inc. - Class A	83,590	912,803
		1,589,697
Total Common Stocks		$64,332,689

Small Cap Value Opportunities Fund (Continued)

	Shares	Market Value
Investment Funds — 9.1%
Invesco Liquid Assets Portfolio**	4,991,256	$4,991,256
Touchstone Institutional Money Market Fund^	877,327	877,327
Total Investment Funds		$5,868,583
Total Investment Securities — 108.8% (Cost $58,152,457)		$70,201,272
Liabilities in Excess of Other Assets — (8.8%)		(5,648,408)
Net Assets — 100.0%		$64,552,864

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2010, was $4,789,459.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

REIT – Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$64,332,689	$—	$—	$64,332,689
Investment Funds	5,868,583	—	—	5,868,583
				$70,201,272

See accompanying notes to financial statements.

Portfolio of Investments
Ultra Short Duration Fixed Income Fund – September 30, 2010

Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 33.0%
$2,525,602	FHLMC, Pool #781515, 2.625%, 4/1/34 (a)	$2,635,539
1,034,071	FHLMC, Pool #1L1288, 2.625%, 5/1/36 (a)	1,081,572
559,408	FHLMC, Pool #848088, 2.626%, 4/1/35 (a)	581,831
380,021	FHLMC, Pool #1H2524, 2.642%, 8/1/35 (a)	399,208
683,596	FHLMC, Pool #847795, 2.773%, 4/1/35 (a)	713,792
2,328,811	FHLMC, Pool #1Q0187, 3.387%, 12/1/36 (a)	2,457,686
1,478,061	FHLMC, Pool #1L0087, 5.033%, 6/1/35 (a)	1,556,998
1,004,502	FHLMC, Pool #1Q0669, 5.420%, 11/1/37 (a)	1,064,641
831,106	FHLMC, Pool #1G1471, 5.434%, 1/1/37 (a)	882,799
1,349,000	FHLMC, Pool #1J1813, 5.808%, 8/1/37 (a)	1,437,116
1,015,321	FHLMC, Pool #1K1238, 5.809%, 7/1/36 (a)	1,080,518
7,871	FHLMC, Pool #E64944, 7.000%, 7/1/11	8,095
157,183	FHLMC, Pool #G11072, 7.500%, 12/1/15	169,607
3,926	FHLMC, Pool #B15413, 8.000%, 3/1/11	3,957
2,130,954	FHLMC REMICS, Ser 2770, Class FH, 0.657%, 3/15/34 (a)	2,134,400
49,603	FHLMC REMICS, Ser 2925, Class CF, 0.757%, 1/15/35 (a)	49,550
2,376,652	FHLMC REMICS, Ser 2571, Class FN, 0.907%, 8/15/32 (a)	2,382,184
251,996	FHLMC REMICS, Ser 3033, Class BY, 2.509%, 9/15/35 (a)	251,701
1,256,872	FHLMC REMICS, Ser 2628, Class BG, 3.500%, 7/15/16	1,274,095
935,577	FHLMC REMICS, Ser 2611, Class KC, 3.500%, 1/15/17	944,862
707,914	FHLMC REMICS, Ser 2590, Class UL, 3.750%, 3/15/32	752,760
248,209	FHLMC REMICS, Ser 2632, Class NE, 4.000%, 6/15/13	250,079
187,553	FHLMC REMICS, Ser 2682, Class HG, 4.000%, 4/15/17	191,041
813,848	FHLMC REMICS, Ser 2594, Class YA, 4.000%, 4/15/23	873,008
724,339	FHLMC REMICS, Ser 2586, Class WA, 4.000%, 12/15/32	752,373
882,486	FHLMC REMICS, Ser 2833, Class NA, 4.500%, 5/15/17	897,611
158,388	FHLMC REMICS, Ser 2705, Class LB, 4.500%, 9/15/26	158,713

Principal Amount		Market Value
$431,672	FHLMC REMICS, Ser 2575, Class LM, 4.500%, 5/15/32	$447,228
326,802	FHLMC REMICS, Ser 2547, Class HB, 5.000%, 8/15/16	329,085
392,195	FHLMC REMICS, Ser 3073, Class LA, 5.000%, 12/15/17	395,362
375,965	FHLMC REMICS, Ser 2904, Class CM, 5.000%, 1/15/18	383,618
904,035	FHLMC REMICS, Ser 2904, Class CA, 5.000%, 4/15/19	955,958
797,050	FHLMC REMICS, Ser 2892, Class A, 5.000%, 5/15/21	805,028
110,641	FHLMC REMICS, Ser 2660, Class PB, 5.000%, 8/15/26	110,651
541,386	FHLMC REMICS, Ser 3196, Class PA, 5.250%, 8/15/11	550,886
852,571	FHLMC REMICS, Ser 3215, Class EP, 5.375%, 9/15/11	875,102
378,759	FHLMC REMICS, Ser 3197, Class AB, 5.500%, 8/15/13	388,870
332,077	FHLMC REMICS, Ser 3178, Class PA, 5.500%, 10/15/27	337,593
1,285,408	FHLMC REMICS, Ser 3242, Class NC, 5.750%, 12/15/28	1,313,341
81,939	FHLMC REMICS, Ser 3178, Class MA, 6.000%, 10/15/26	81,941
344,966	FNMA, Pool #784365, 1.990%, 5/1/34 (a)	356,669
1,969,098	FNMA, Pool #827787, 1.990%, 5/1/35 (a)	2,040,377
969,286	FNMA, Pool #810896, 1.998%, 1/1/35 (a)	1,007,105
490,882	FNMA, Pool #806765, 1.999%, 11/1/34 (a)	510,366
4,183,221	FNMA, Pool #813844, 2.131%, 1/1/35 (a)	4,354,336
895,279	FNMA, Pool #813714, 2.331%, 1/1/35 (a)	925,799
272,875	FNMA, Pool #681842, 2.500%, 2/1/33 (a)	284,599
673,222	FNMA, Pool #681898, 2.500%, 4/1/33 (a)	704,694
697,178	FNMA, Pool #725245, 2.581%, 2/1/34 (a)	729,545
237,068	FNMA, Pool #809897, 2.598%, 3/1/35 (a)	248,361
423,220	FNMA, Pool #735539, 2.672%, 4/1/35 (a)	442,380
295,168	FNMA, Pool #804001, 2.704%, 10/1/34 (a)	309,151
357,625	FNMA, Pool #828480, 2.711%, 6/1/35 (a)	377,359
2,746,978	FNMA, Pool #825395, 2.715%, 7/1/35 (a)	2,874,799
591,364	FNMA, Pool #813170, 2.953%, 1/1/35 (a)	621,622
295,292	FNMA, Pool #743207, 2.978%, 10/1/33 (a)	309,256
413,844	FNMA, Pool #1B2629, 3.055%, 11/1/34 (a)	430,459
2,182,629	FNMA, Pool #922674, 3.070%, 4/1/36 (a)	2,298,428
846,876	FNMA, Pool #679742, 3.110%, 1/1/40 (a)	891,508
263,219	FNMA, Pool #888548, 4.333%, 5/1/35 (a)	276,311
1,767,730	FNMA, Pool #839239, 4.929%, 9/1/35 (a)	1,878,886
709,187	FNMA, Pool #888179, 5.202%, 2/1/37 (a)	749,582
1,202,705	FNMA, Pool #995284, 5.500%, 3/1/20	1,301,969
438,178	FNMA, Pool #745467, 5.652%, 4/1/36 (a)	467,553

Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 33.0% (Continued)
$547,336	FNMA, Pool #950385, 5.762%, 8/1/37 (a)	$583,760
1,948,278	FNMA, Pool #735439, 6.000%, 9/1/19	2,107,934
56,871	FNMA, Pool #519992, 7.000%, 10/1/14	60,921
63,212	FNMA, Pool #535219, 7.500%, 3/1/15	68,561
52,955	FNMA, Pool #534851, 7.500%, 4/1/15	57,436
262,078	FNMA, Pool #555646, 7.500%, 9/1/16	278,044
337	FNMA, Pool #535635, 8.500%, 6/1/12	351
3,115,953	FNMA REMICS, Ser 2003-81, Class FE, 0.756%, 9/25/33 (a)	3,127,888
2,452,600	FNMA REMICS, Ser 2004-96, Class LF, 1.256%, 12/25/34 (a)	2,454,201
1,673,390	FNMA REMICS, Ser 2004-W3, Class A4, 3.375%, 5/25/34	1,672,262
285,600	FNMA REMICS, Ser 2003-34, Class AD, 4.000%, 1/25/32	290,233
361,378	FNMA REMICS, Ser 2003-19, Class ME, 4.000%, 1/25/33	379,694
616,913	FNMA REMICS, Ser 2003-33, Class AU, 4.000%, 3/25/33	650,875
973,058	FNMA REMICS, Ser 2003-119, Class PU, 4.000%, 11/25/33	1,027,496
454,785	FNMA REMICS, Ser 2003-33, Class AM, 4.250%, 5/25/33	490,187
315,705	FNMA REMICS, Ser 2003-81, Class NY, 4.500%, 9/25/16	323,957
422,967	FNMA REMICS, Ser 2003-25, Class CE, 4.500%, 3/25/17	429,888
61,175	FNMA REMICS, Ser 2003-106, Class WC, 4.500%, 8/25/18	61,173
2,347,706	FNMA REMICS, Ser 2008-35, Class IO, 4.500%, 4/25/23 (b)	233,125
786,159	FNMA REMICS, Ser 2008-95, Class AD, 4.500%, 12/25/23	838,873
529,960	FNMA REMICS, Ser 2003-129, Class PW, 4.500%, 7/25/33	552,310
1,052,175	FNMA REMICS, Ser 2006-26, Class QA, 5.500%, 6/25/26	1,065,077
182,433	FNMA REMICS, Ser 2006-2, Class GH, 5.500%, 6/25/32	184,021
541,642	FNMA REMICS, Ser 2007-9, Class YA, 5.500%, 3/25/37	559,478
330,962	FNMA REMICS, Ser 2006-73, Class PJ, 6.000%, 2/25/28	332,371
116,595	FNMA REMICS, Ser 2006-3, Class NA, 6.000%, 4/25/28	116,587
841,278	GNMA, Pool #G2 80889, 2.000%, 4/20/34 (a)	859,992
53,649	GNMA, Pool #G2 8366, 3.375%, 6/20/18 (a)	55,346
4,088	GNMA, Pool #G2 8462, 3.375%, 2/20/19 (a)	4,225

Principal Amount		Market Value
$1,277,855	GNMA, Pool #G2 80826, 3.500%, 2/20/34 (a)	$1,329,707
1,865	GNMA, Pool #G2 8404, 3.625%, 9/20/18 (a)	1,929
1,178,927	GNMA, Pool #G2 81016, 3.625%, 8/20/34 (a)	1,219,053
18,145	GNMA, Pool #G2 8103, 4.000%, 2/20/16 (a)	18,761
28,262	GNMA, Pool #G2 8287, 4.000%, 11/20/17 (a)	29,273
33,189	GNMA, Pool #G2 8297, 4.000%, 12/20/17 (a)	34,375
63,051	GNMA, Pool #G2 8333, 4.000%, 3/20/18 (a)	65,189
36,485	GNMA, Pool #G2 8345, 4.000%, 4/20/18 (a)	37,692
22,522	GNMA, Pool #G2 8405, 4.000%, 9/20/18 (a)	23,330
20,465	GNMA, Pool #G2 8489, 4.000%, 4/20/19 (a)	21,142
	Total U.S. Government Mortgage-Backed Obligations	$77,998,230
	Commercial Mortgage-Backed Securities — 25.5%
419,932	American Home Mortgage Investment Trust, Ser 2005-2, Class 5A3, 5.077%, 9/25/35	425,813
1,961,556	Banc of America Commercial Mortgage, Inc., Ser 2001-1, Class A2, 6.503%, 4/15/36	1,984,969
678,046	Banc of America Commercial Mortgage, Inc., Ser 2005-3, Class ASB, 4.589%, 7/10/43	708,732
781,181	Banc of America Funding Corp., Ser 2005-2, Class 1A2, 5.500%, 4/25/35	787,365
380,521	Banc of America Mortgage Securities, Inc., Ser 2004-3, Class 1A23, 4.500%, 4/25/34	380,935
1,683,473	Bank of America-First Union NB Commercial Mortgage, Ser 2001-3, Class A2, 5.464%, 4/11/37	1,722,850
184,665	BCRR Trust, Ser 2010-LEAF, Class 21A, 144a, 4.230%, 9/22/35	184,837
1,969,360	BCRR Trust, Ser 2010-LEAF, Class 42A, 144a, 4.230%, 7/22/33	1,969,360
2,500,000	BCRR Trust, Ser 2010-LEAF, Class 8A, 144a, 4.230%, 10/22/32	2,500,391
1,061,805	BCRR Trust, Ser 2010-LEAF, Class 9A, 144a, 4.230%, 2/22/34	1,062,303
1,956,775	Bear Stearns Commercial Mortgage Securities, Ser 2004-PWR5, Class A2, 4.254%, 7/11/42	1,969,825

Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 25.5% (Continued)
$1,446,200	Bear Stearns Commercial Mortgage Securities, Ser 2004-T16, Class A4, 4.320%, 2/13/46	$1,462,495
529,954	Bear Stearns Commercial Mortgage Securities, Ser 2006-PW12, Class A1, 5.546%, 9/11/38 (a)	532,851
623,935	Cendant Mortgage Corp., Ser 2003-3P, Class A1, 144a, 5.500%, 4/25/20	625,290
1,372,585	Cendant Mortgage Corp., Ser 2003-7P, Class A2, 144a, 4.870%, 6/25/17 (a)	1,421,081
2,000,000	Citicorp Mortgage Securities, Inc., Ser 2003-11, Class 1A4, 5.250%, 12/25/33	2,062,106
221,765	Citicorp Mortgage Securities, Inc., Ser 2003-11, Class 2A2, 5.000%, 12/25/33	222,744
483,156	Commercial Mortgage Acceptance Corp., Ser 1999-C1, Class H, 144a, 6.790%, 6/15/31	492,494
530,726	Commercial Mortgage Asset Trust, Ser 1999-C1, Class A3, 6.640%, 1/17/32	531,158
1,675,000	Commercial Mortgage Pass Through Certificates, Ser 2004-LB3A, Class A3, 5.090%, 7/10/37 (a)	1,712,241
791,699	Countrywide Home Loan Mortgage Pass Through Trust, Ser 2003-24, Class A2, 4.500%, 7/25/33	798,493
392,212	Credit Suisse First Boston Mortgage Securities Corp., Ser 1997-C2, Class D, 7.270%, 1/17/35	400,215
553,430	Credit Suisse First Boston Mortgage Securities Corp., Ser 2002-CKN2, Class A2, 5.939%, 4/15/37	555,055
1,123,658	Credit Suisse First Boston Mortgage Securities Corp., Ser 2004-C3, Class A3, 4.302%, 7/15/36	1,122,831
537,042	First Union-Lehman Brothers-Bank of America, Ser 1998-C2, Class C, 6.730%, 11/18/35	542,484
1,699,218	GE Capital Commercial Mortgage Corp., Ser 2004-C3, Class A2, 4.433%, 7/10/39	1,718,394
982,736	GMAC Commercial Mortgage Securities, Inc., Ser 2001-C2, Class A2, 6.700%, 4/15/34	1,001,345
1,579,804	GMAC Commercial Mortgage Securities, Inc., Ser 2004-C2, Class A2, 4.760%, 8/10/38	1,603,496
2,000,000	Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Class A5, 4.883%, 6/10/36	2,035,747

Principal Amount		Market Value
$596,356	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2002-CIB5, Class A1, 4.372%, 10/12/37	$608,548
381,636	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2003-PM1A, Class A2, 4.262%, 8/12/40 (a)	381,437
1,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2003-PM1A, Class A3, 5.169%, 8/12/40 (a)	1,563,104
1,360,701	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2004-C3, Class A2, 4.223%, 1/15/42	1,371,140
870,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2004-CBX, Class A4, 4.529%, 1/12/37	886,940
324,466	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Class A2, 4.790%, 10/15/42	324,249
600,000	JP Morgan Commercial Mortgage Finance Corp., Ser 2000-C9, Class G, 144a, 6.250%, 10/15/32	605,490
875,741	LB Commercial Conduit Mortgage Trust, Ser 1998-C1, Class D, 6.980%, 2/18/30	880,449
341,723	LB Commercial Conduit Mortgage Trust, Ser 1998-C4, Class F, 144a, 6.000%, 10/15/35	344,114
709,281	LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Class A2, 6.510%, 12/15/26	710,270
965,235	LB-UBS Commercial Mortgage Trust, Ser 2002-C2, Class A3, 5.386%, 6/15/26	989,256
1,610,319	LB-UBS Commercial Mortgage Trust, Ser 2003-C7, Class A2, 4.064%, 9/15/27 (a)	1,611,029
2,294,826	LB-UBS Commercial Mortgage Trust, Ser 2003-C8, Class A3, 4.830%, 11/15/27	2,389,375
603,455	MASTR Alternative Loans Trust, Ser 2003-3, Class 2A1, 8.500%, 5/25/33	624,323
445,731	MASTR Asset Securitization Trust, Ser 2004-4, Class 2A2, 0.706%, 4/25/34 (a)	441,432
1,000,000	Merrill Lynch Mortgage Trust, Ser 2003-KEY1, Class A3, 4.893%, 11/12/35	1,017,773

Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 25.5% (Continued)
$1,942,556	Merrill Lynch Mortgage Trust, Ser 2004-BPC1, Class A2, 4.071%, 10/12/41	$1,943,092
964,262	Merrill Lynch Mortgage Trust, Ser 2004-MKB1, Class A2, 4.353%, 2/12/42	967,347
2,255,190	Popular ABS Mortgage Pass-Through Trust, Ser 2006-E, Class A1, 0.346%, 1/25/37 (a)	2,244,985
6,581	Prime Mortgage Trust, Ser 2003-3, Class A1, 5.250%, 1/25/34	6,709
694,480	Prudential Mortgage Capital Funding LLC, Ser 2001-ROCK, Class A2, 6.605%, 5/10/34	704,557
533,072	Residential Funding Mortgage Securities II, Inc., Ser 2003-HS3, Class AI3, 4.470%, 7/25/18	533,147
400,377	Salomon Brothers Mortgage Securities VII, Inc., Ser 2000-C3, Class A2, 6.592%, 12/18/33	399,896
886,613	Wachovia Bank Commercial Mortgage Trust, Ser 2003-C9, Class A3, 4.608%, 12/15/35	921,765
2,300,000	Wachovia Bank Commercial Mortgage Trust, Ser 2004-C11, Class A4, 5.030%, 1/15/41	2,400,724
583,680	Wachovia Bank Commercial Mortgage Trust, Ser 2004-C12, Class A2, 5.001%, 7/15/41	593,526
1,154,078	Wells Fargo Mortgage Backed Securities Trust, Ser 2003-17, Class 1A10, 5.250%, 1/25/14	1,182,873
645,281	Wells Fargo Mortgage Backed Securities Trust, Ser 2005-3, Class A11, 5.500%, 5/25/35	667,236
555,949	Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Class A12, 5.000%, 11/25/36	555,697
	Total Commercial Mortgage-Backed Securities	$60,408,383
	Asset-Backed Securities — 12.5%
807,503	AmeriCredit Automobile Receivables Trust, Ser 2008-AF, Class A3, 5.680%, 12/12/12	822,389
1,425,704	Bank of America Auto Trust, Ser 2008-1A, Class A3A, 144a, 4.970%, 9/20/12	1,448,983
228,911	Bank of America Auto Trust, Ser 2009-2A, Class A2, 144a, 1.160%, 2/15/12	229,089

Principal Amount		Market Value
$1,725,000	Capital One Prime Auto Receivables Trust, Ser 2007-2, Class A4, 5.060%, 6/15/14	$1,767,419
2,160,127	Chase Manhattan Auto Owner Trust, Ser 2006-B, Class A4, 5.110%, 4/15/14	2,164,027
1,700,000	Citibank Credit Card Issuance Trust, Ser 2005-A7, Class A7, 4.750%, 10/22/12	1,704,094
1,920,107	CNH Equipment Trust, Ser 2009-C, Class A2, 0.950%, 8/15/12	1,921,738
229,888	Daimler Chrysler Auto Trust, Ser 2006-C, Class A4, 4.980%, 11/8/11	230,109
663,987	Ford Credit Auto Owner Trust, Ser 2008-A, Class A3A, 3.960%, 4/15/12	671,265
1,750,000	Greenwich Capital Commercial Funding Corp., Ser 2003-C1, Class A3, 3.858%, 7/5/35	1,807,868
1,308,885	Greenwich Capital Commercial Funding Corp., Ser 2003-C2, Class A3, 4.533%, 1/5/36	1,354,415
2,002,521	Greenwich Capital Commercial Funding Corp., Ser 2004-FL2A, Class B, 144a, 0.498%, 11/5/19 (a)	1,979,426
470,000	GS Mortgage Securities Corp. II, Ser 2001-ROCK, Class C, 144a, 6.878%, 5/3/18	481,886
725,000	GS Mortgage Securities Corp. II, Ser 2001-ROCK, Class E, 144a, 7.108%, 5/3/18 (a)	743,475
500,000	Hilton Hotel Pool Trust, Ser 2000-HLTA, Class F, 144a, 7.750%, 10/3/15	500,074
2,447,398	Household Automotive Trust, Ser 2007-1, Class A4, 5.330%, 11/17/13	2,492,101
421,790	Madison Avenue Manufactured Housing Contract, Ser 2002-A, Class A1, 0.606%, 3/25/32 (a)	420,776
2,248,000	Prudential Securities Secured Financing Corp., Ser 2000-C1, Class D, 7.985%, 5/17/32 (a)	2,246,823
639,545	Residential Asset Securities Corp., Ser 2006-KS5, Class A2, 0.366%, 7/25/36 (a)	638,150
878,159	Structured Asset Investment Loan Trust, Ser 2005-1, Class A5, 144a, 0.606%, 2/25/35 (a)	865,026
2,200,000	Tax Liens Securitization Trust, Ser 2010-1A, Class 1A1, 144a, 0.880%, 4/15/18	2,199,255
418,177	Wells Fargo Home Equity Trust, Ser 2006-1, Class A3, 0.406%, 5/25/36 (a)	406,112

Ultra Short Duration Fixed Income Fund (Continued)

Principal Amount		Market Value
	Asset-Backed Securities — 12.5% (Continued)
$690,886	World Omni Auto Receivables Trust, Ser 2007-A, Class A4, 0.257%, 11/15/12 (a)	$689,510
1,725,000	World Omni Auto Receivables Trust, Ser 2007-B, Class A4, 5.390%, 5/15/13	1,780,467
	Total Asset-Backed Securities	$29,564,477
	Corporate Bonds — 8.2% Financials — 4.3%
1,600,000	General Electric Capital Corp., 5.000%, 11/15/11	1,675,867
2,940,000	Goson Project, Ser 1999, 0.400%, 8/1/23 (a)	2,940,000
2,000,000	HSBC Finance Corp., 6.375%, 10/15/11	2,106,222
3,000,000	Mercantile-Safe Deposit & Trust Co., 5.700%, 11/15/11	3,135,726
275,000	WEA Finance LLC/WT Finance Australia, 144a, 4.375%, 11/15/10	276,102
		10,133,917
	Utilities — 2.8%
2,000,000	AGL Capital Corp., 7.125%, 1/14/11	2,034,250
1,000,000	DPL, Inc., 6.875%, 9/1/11	1,053,154
595,000	KCP&L Greater Missouri Operations Co., 7.950%, 2/1/11	607,604
1,335,000	Peoples Energy Corp., Ser A, 6.900%, 1/15/11	1,357,472
580,000	Southwest Gas Corp., 8.375%, 2/15/11	594,961
1,000,000	Virginia Electric and Power Co., 4.500%, 12/15/10	1,007,658
		6,655,099
	Energy — 0.9%
1,000,000	Premcor Refining Group, Inc. (The), 6.125%, 5/1/11	1,021,600
1,000,000	Valero Energy Corp., 6.875%, 4/15/12	1,074,034
		2,095,634
	Industrials — 0.2%
500,000	Allied Waste North America, Inc., 6.500%, 11/15/10	503,288
	Total Corporate Bonds	$19,387,938
	U.S. Government Agency Obligations — 3.7%
1,000,000	FNMA, 6.250%, 2/1/11	1,018,265
7,800,000	Overseas Private Investment Corp., Ser B, 0.240%, 3/15/17 (a)	7,800,000
	Total U.S. Government Agency Obligations	$8,818,265

Principal Amount		Market Value
	Taxable Municipal Bonds — 3.2% Connecticut — 0.4%
$1,000,000	Waterbury Taxable Pension, Ser 2009 2.707%, 12/1/10	$1,001,710
	New Mexico — 0.9%
2,000,000	NM Edl Asst Rev, Ser 2010 A-2 (Gtd St Lns) 0.928%, 12/22/10 (a)	1,998,840
	Ohio — 0.7%
1,750,000	Medina Co OH IDR (Mack Inds), Ser 1998 (LOC: JP Morgan Chase Bank) 0.420%, 10/9/10 (a)	1,750,000
	Pennsylvania — 1.2%
2,750,000	Commonwealth Fing Auth. PA Rev, Ser A 3.860%, 6/1/11	2,804,147
	Total Taxable Municipal Bonds	$7,554,697
Shares		Market Value
	Investment Fund — 14.5%
34,353,028	Touchstone Institutional Money Market Fund^	$34,353,028
	Total Investment Securities — 100.6% (Cost $237,181,095)	$238,085,018
	Liabilities in Excess of Other Assets — (0.6%)	(1,435,115)
	Net Assets — 100.0%	$236,649,903

(a)  Variable rate security – the rate reflected is the rate in effect as of September 30, 2010.

(b)  IO – Interest Only

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

IDR – Industrial Development Revenue

Ultra Short Duration Fixed Income Fund (Continued)

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities were valued at $17,928,676 or 7.6% of net assets.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
U.S. Government Mortgage- Backed Obligations	$—	$77,998,230	$—	$77,998,230
Commercial Mortgage- Backed Securities	—	60,408,383	—	60,408,383
Investment Fund	34,353,028	—	—	34,353,028
Asset-Backed Securities	—	29,564,477	—	29,564,477
Corporate Bonds	—	19,387,938	—	19,387,938
U.S. Government Agency Obligations	—	8,818,265	—	8,818,265
Taxable Municipal Bonds	—	7,554,697	—	7,554,697
				$238,085,018

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust, comprised of Touchstone Capital Appreciation Fund, Touchstone Core Plus Fixed Income Fund, Touchstone Emerging Markets Equity Fund, Touchstone Focused Equity Fund, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone Healthcare & Biotechnology Fund, Touchstone Intermediate Fixed Income Fund, Touchstone International Fixed Income Fund, Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund (formerly Touchstone Long/Short Equity Fund), Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Premium Yield Equity Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Core Fund, Touchstone Small Cap Value Opportunities Fund, and Touchstone Ultra Short Duration Fixed Income Fund (the "Funds") as of September 30, 2010, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Funds Group Trust at September 30, 2010, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the period then ended indicated above, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
November 29, 2010

Other Items (Unaudited)

Supplemental Tax Information

The information set forth below is for each Fund's fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For corporate shareholders, the following ordinary dividends paid during the year ended September 30, 2009 qualify for the corporate dividends received deduction:

Capital Appreciation Fund	35%
Global Equity Fund	14%
Global Real Estate Fund	10%
Large Cap Relative Value Fund	100%
Mid Cap Fund	95%
Mid Cap Value Fund	38%
Premium Yield Equity Fund	49%
Small Cap Core Fund	100%

For the fiscal year ended September 30, 2010, certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to the following maximum amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

Fund	Maximum QDI
Capital Appreciation Fund	$7,703
Global Equity Fund	$661
Global Real Estate Fund	$28,638
Large Cap Relative Value Fund	$13,296
Mid Cap Fund	$1,202,891
Mid Cap Value Fund	$33,145
Premium Yield Equity Fund	$942,791
Small Cap Core Fund	$9,676

Proxy Voting Disclosure

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Items (Continued)

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 through September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2010" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized September 30, 2010	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Six Months Ended September 30, 2010*
Touchstone Capital Appreciation Fund
Class A Actual	1.19%	$1,000.00	$939.80	$5.79
Class A Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class C Actual	1.94%	$1,000.00	$936.00	$9.42
Class C Hypothetical	1.94%	$1,000.00	$1,015.34	$9.80
Class Y Actual	0.94%	$1,000.00	$940.70	$4.57
Class Y Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Institutional Class Actual	0.79%	$1,000.00	$940.70	$3.84
Institutional Class Hypothetical	0.79%	$1,000.00	$1,021.11	$4.00
Touchstone Core Plus Fixed Income Fund
Class A Actual	0.95%	$1,000.00	$1,056.70	$4.90
Class A Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81
Class C Actual	1.70%	$1,000.00	$1,052.20	$8.75
Class C Hypothetical	1.70%	$1,000.00	$1,016.55	$8.59
Class Y Actual	0.70%	$1,000.00	$1,057.80	$3.61
Class Y Hypothetical	0.70%	$1,000.00	$1,021.56	$3.55
Institutional Class Actual	0.50%	$1,000.00	$1,058.90	$2.58
Institutional Class Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2010	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Six Months Ended September 30, 2010*
Touchstone Emerging Markets Equity Fund
Class A Actual	1.74%	$1,000.00	$1,098.80	$9.15
Class A Hypothetical	1.74%	$1,000.00	$1,016.34	$8.80
Class C Actual	2.49%	$1,000.00	$1,095.80	$13.08
Class C Hypothetical	2.49%	$1,000.00	$1,012.58	$12.56
Class Y Actual	1.49%	$1,000.00	$1,100.40	$7.85
Class Y Hypothetical	1.49%	$1,000.00	$1,017.60	$7.54
Institutional Class Actual	1.34%	$1,000.00	$1,102.10	$7.06
Institutional Class Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78
Touchstone Focused Equity Fund
Class A Actual	1.33%	$1,000.00	$1,000.90	$6.67
Class A Hypothetical	1.33%	$1,000.00	$1,018.40	$6.73
Class C Actual	2.18%	$1,000.00	$997.30	$10.92
Class C Hypothetical	2.18%	$1,000.00	$1,014.14	$11.01
Class Y Actual	1.09%	$1,000.00	$1,001.80	$5.47
Class Y Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52
Institutional Class Actual	0.89%	$1,000.00	$1,002.70	$4.47
Institutional Class Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51
Touchstone Global Equity Fund
Class A Actual	1.34%	$1,000.00	$1,034.00	$6.83
Class A Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78
Class C Actual	2.12%	$1,000.00	$1,030.20	$10.79
Class C Hypothetical	2.12%	$1,000.00	$1,014.44	$10.71
Class Y Actual	1.11%	$1,000.00	$1,034.90	$5.66
Class Y Hypothetical	1.11%	$1,000.00	$1,019.50	$5.62
Institutional Class Actual	0.94%	$1,000.00	$1,036.90	$4.80
Institutional Class Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Touchstone Global Real Estate Fund
Class A Actual	1.39%	$1,000.00	$1,092.80	$7.29
Class A Hypothetical	1.39%	$1,000.00	$1,018.10	$7.03
Class C Actual	2.14%	$1,000.00	$1,089.10	$11.21
Class C Hypothetical	2.14%	$1,000.00	$1,014.34	$10.81
Class Y Actual	1.14%	$1,000.00	$1,094.40	$5.99
Class Y Hypothetical	1.14%	$1,000.00	$1,019.35	$5.77
Institutional Class Actual	0.99%	$1,000.00	$1,096.00	$5.20
Institutional Class Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2010	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Six Months Ended September 30, 2010*
Touchstone Healthcare and Biotechnology Fund
Class A Actual	1.55%	$1,000.00	$958.00	$7.61
Class A Hypothetical	1.55%	$1,000.00	$1,017.30	$7.84
Class C Actual	2.30%	$1,000.00	$954.00	$11.27
Class C Hypothetical	2.30%	$1,000.00	$1,013.54	$11.61
Touchstone Intermediate Fixed Income Fund
Institutional Class Actual	0.40%	$1,000.00	$1,054.60	$2.06
Institutional Class Hypothetical	0.40%	$1,000.00	$1,023.06	$2.03
Touchstone International Fixed Income Fund
Class A Actual	1.09%	$1,000.00	$1,136.60	$5.84
Class A Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52
Class C Actual	1.84%	$1,000.00	$1,133.40	$9.84
Class C Hypothetical	1.84%	$1,000.00	$1,015.84	$9.30
Class Y Actual	0.84%	$1,000.00	$1,137.90	$4.50
Class Y Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26
Institutional Class Actual	0.69%	$1,000.00	$1,138.70	$3.70
Institutional Class Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Touchstone Large Cap Relative Value Fund
Class A Actual	1.19%	$1,000.00	$968.60	$5.87
Class A Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class C Actual	1.94%	$1,000.00	$965.10	$9.56
Class C Hypothetical	1.94%	$1,000.00	$1,015.34	$9.80
Class Y Actual	0.94%	$1,000.00	$969.50	$4.64
Class Y Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Institutional Class Actual	0.79%	$1,000.00	$970.40	$3.90
Institutional Class Hypothetical	0.79%	$1,000.00	$1,021.11	$4.00
Touchstone Market Neutral Equity Fund
Class A Actual	3.59%	$1,000.00	$1,007.20	$18.06
Class A Hypothetical	3.59%	$1,000.00	$1,007.07	$18.06
Class C Actual	4.11%	$1,000.00	$1,003.10	$20.64
Class C Hypothetical	4.11%	$1,000.00	$1,004.46	$20.65
Class Y Actual	3.32%	$1,000.00	$1,008.30	$16.71
Class Y Hypothetical	3.32%	$1,000.00	$1,008.42	$16.72

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2010	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Six Months Ended September 30, 2010*
Touchstone Mid Cap Fund
Class A Actual	1.24%	$1,000.00	$990.60	$6.19
Class A Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28
Class C Actual	1.96%	$1,000.00	$987.40	$9.76
Class C Hypothetical	1.96%	$1,000.00	$1,015.24	$9.90
Class Y Actual	0.96%	$1,000.00	$992.20	$4.79
Class Y Hypothetical	0.96%	$1,000.00	$1,020.26	$4.86
Class Z Actual	1.21%	$1,000.00	$990.60	$6.04
Class Z Hypothetical	1.21%	$1,000.00	$1,019.00	$6.12
Touchstone Mid Cap Value Fund
Class A Actual	1.29%	$1,000.00	$1,028.70	$6.56
Class A Hypothetical	1.29%	$1,000.00	$1,018.60	$6.53
Class C Actual	2.04%	$1,000.00	$1,025.00	$10.36
Class C Hypothetical	2.04%	$1,000.00	$1,014.84	$10.30
Class Y Actual	1.04%	$1,000.00	$1,030.30	$5.29
Class Y Hypothetical	1.04%	$1,000.00	$1,019.85	$5.27
Institutional Class Actual	0.89%	$1,000.00	$1,031.50	$4.53
Institutional Class Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51
Touchstone Premium Yield Equity Fund
Class A Actual	1.20%	$1,000.00	$1,018.70	$6.07
Class A Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07
Class C Actual	1.95%	$1,000.00	$1,016.30	$9.86
Class C Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class Y Actual	0.95%	$1,000.00	$1,020.10	$4.81
Class Y Hypothetical	0.95%	$1,000.00	$1,020.31	$4.81
Touchstone Sands Capital Select Growth Fund
Class Y Actual	1.24%	$1,000.00	$1,057.40	$6.40
Class Y Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28
Class Z Actual	1.49%	$1,000.00	$1,054.50	$7.67
Class Z Hypothetical	1.49%	$1,000.00	$1,017.60	$7.54
Touchstone Short Duration Fixed Income Fund
Class Y Actual	0.49%	$1,000.00	$1,019.30	$2.48
Class Y Hypothetical	0.49%	$1,000.00	$1,022.61	$2.48
Class Z Actual	0.74%	$1,000.00	$1,017.00	$3.74
Class Z Hypothetical	0.74%	$1,000.00	$1,021.36	$3.75

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized September 30, 2010	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Six Months Ended September 30, 2010*
Touchstone Small Cap Core Fund
Class A Actual	1.34%	$1,000.00	$1,014.80	$6.77
Class A Hypothetical	1.34%	$1,000.00	$1,018.35	$6.78
Class C Actual	2.09%	$1,000.00	$1,011.40	$10.54
Class C Hypothetical	2.09%	$1,000.00	$1,014.59	$10.56
Class Y Actual	1.09%	$1,000.00	$1,016.60	$5.51
Class Y Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52
Institutional Class Actual	0.94%	$1,000.00	$1,016.60	$4.75
Institutional Class Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Touchstone Small Cap Value Opportunities Fund
Class Z Actual	1.50%	$1,000.00	$1,009.50	$7.56
Class Z Hypothetical	1.50%	$1,000.00	$1,017.55	$7.59
Touchstone Ultra Short Duration Fixed Income Fund
Class Z Actual	0.69%	$1,000.00	$1,008.20	$3.47
Class Z Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	43	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	43	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	43	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	43	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	43	Trustee of Gateway Trust (a charitable organization) from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 5 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	43	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	43	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	43	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	43	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	43	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	43	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	43	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

2  The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 5 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203
800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

JPMorgan Chase Bank, N.A.

P.O. Box 5354

Cincinnati, Ohio 45201-5354

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1010

Item 2.  Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled approximately $278,400 for the September 30, 2010 fiscal year and approximately $146,880 for the September 30, 2009. 2010 fees include $268,400 of fees associated with the annual audit and filing of form N-1A and Form N-SAR, and $10,000 of fees associated with additonal fiings for Form N-1A and Form N-14.  2009 fees include $124,880 of fees associated with the annual audit and filing for Form N-1A and Form N-SAR, and $22,000 of fees associated with additional filings of Form N-1A and Form N-14.

(b) Audit-Related Fees. Audit-related fees totaled approximately $0 for the September 30, 2010 fiscal year and $15,000 for the September 30, 2009 fiscal year and consisted of limited internal control testing in fiscal year 2009 of the Trust’s fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled approximately $113,600 for the September 30, 2010 fiscal year and $56,200 for the September 30, 2009 fiscal year.  Fees for Federal excise tax returns distributions for the 10 TFGT funds that commenced operations on October 1, 2009 totaled $15,000 in fiscal 2010.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2010 or September 30, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $128,600 for the fiscal year ended September 30, 2010 and $56,200 for the fiscal year ended September 30, 2009.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 9, 2005 with Registrant’s N-CSR for the September 30, 2005 fiscal year and is hereby incorporated by reference.

(a)(2)   Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)       Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           Touchstone Funds Group Trust

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date: December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date: December 3, 2010

/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
Controller & Treasurer

Date: December 3, 2010